                                                                  Exhibit 10.24
                                                  [CONFORMED COPY WITH EXHIBITS
                                               H, I, & J CONFORMED AS EXECUTED]



================================================================================





                                CREDIT AGREEMENT


                                      among


                          DAYTON SUPERIOR CORPORATION,

                          VARIOUS LENDING INSTITUTIONS,

                                       and

                             BANKERS TRUST COMPANY,
                             as ADMINISTRATIVE AGENT


                        --------------------------------

                            Dated as of June 16, 2000

                        --------------------------------



                         DEUTSCHE BANK SECURITIES, INC.,
                       as LEAD ARRANGER and BOOK MANAGER,

                                       and

                      MERRILL LYNCH, PIERCE, FENNER & SMITH
                                  INCORPORATED,
                      as SYNDICATION AGENT and CO-ARRANGER





================================================================================

                                TABLE OF CONTENTS


                                                                                           PAGE
SECTION 1.  Amountand Terms of Credit........................................................1

     1.01  Commitments.......................................................................1
     1.02  Minimum Borrowing Amounts, etc....................................................5
     1.03  Notice of Borrowing...............................................................5
     1.04  Disbursement of Funds.............................................................6
     1.05  Notes.............................................................................7
     1.06  Conversions.......................................................................9
     1.07  Pro Rata Borrowings..............................................................10
     1.08  Interest.........................................................................10
     1.09  Interest Periods.................................................................11
     1.10  Increased Costs; Illegality; etc.................................................13
     1.11  Compensation.....................................................................15
     1.12  Change of Lending Office.........................................................15
     1.13  Replacement of Lenders...........................................................15
     1.14  Limitation on Additional Amounts, etc............................................17
     1.15  Incremental Term Loan Commitments................................................17

SECTION 2.  Lettersof Credit................................................................20

     2.01  Letters of Credit................................................................20
     2.02  Letter of Credit Requests........................................................21
     2.03  Letter of Credit Participations..................................................21
     2.04  Agreement to Repay Letter of Credit Drawings.....................................24
     2.05  Increased Costs..................................................................25

SECTION 3.  Fees;Commitments................................................................25

     3.01  Fees.............................................................................25
     3.02  Voluntary Termination or Reduction of Unutilized Commitments.....................27
     3.03  Mandatory Reduction of Commitments...............................................28

SECTION 4.  Payments........................................................................29

     4.01  Voluntary Prepayments............................................................29
     4.02  Mandatory Repayments and Commitment Reductions...................................31
     4.03  Method and Place of Payment......................................................38
     4.04  Net Payments.....................................................................38

SECTION 5A.  Conditions Precedent to the Initial Borrowing Date.............................40

     5A.01  Execution of Agreement; Notes...................................................40

                                      (i)


     5A.02  Officer's Certificate...........................................................41
     5A.03  Opinions of Counsel.............................................................41
     5A.04  Corporate Documents; Proceedings................................................41
     5A.05  Adverse Change, etc.............................................................41
     5A.06  Litigation......................................................................42
     5A.07  Approvals.......................................................................42
     5A.08  Consummation of the Recapitalization............................................42
     5A.09  Refinancing; etc................................................................42
     5A.10  Consummation of the Equity Financing; Senior Subordinated
            Notes Issuance; etc.............................................................43
     5A.11  Pledge Agreement; Security Agreement; etc.......................................44
     5A.12  Subsidiaries Guaranty...........................................................45
     5A.13  Employee Benefit Plans; Shareholders'Agreements; Management Agreements;
            Employment Agreements; Collective Bargaining Agreements; Existing
            Indebtedness Agreements; Tax Allocation Agreements..............................45
     5A.14  Solvency Opinion; Insurance Certificates; Financial Statements; Budgets;
            Landlord Waivers................................................................46
     5A.15  Payment of Fees.................................................................47

SECTION 5B.  Conditions Precedent to the Conspec Acquisition................................47

     5B.02  Officer's Certificate...........................................................47
     5B.03  Corporate Documents; Proceedings................................................47
     5B.04  Adverse Change, etc.............................................................48
     5B.05  Approvals.......................................................................48
     5B.06  Consummation of the Conspec Acquisition.........................................48
     5B.07  Refinancing; etc................................................................48
     5B.08  Pledge Agreement; Security Agreement; etc.......................................49
     5B.09  Subsidiaries Guaranty...........................................................49
     5B.10  Insurance Certificates..........................................................49
     5B.11  Payment of Fees.................................................................49

SECTION 6.  ConditionsPrecedent to All Credit Events........................................49

     6.01  No Default; Representations and Warranties.......................................49
     6.02  Notice of Borrowing; Letter of Credit Request....................................49

SECTION 7.  Representations,Warranties and Agreements.......................................50

     7.01  Organizational Status............................................................50
     7.02  Power and Authority..............................................................50
     7.03  No Violation.....................................................................51
     7.04  Litigation.......................................................................51
     7.05  Use of Proceeds; Margin Regulations..............................................51
     7.06  Governmental Approvals...........................................................52
     7.07  Investment Company Act...........................................................52
     7.08  Public Utility Holding Company Act...............................................52

                                      (ii)


     7.09  True and Complete Disclosure.....................................................52
     7.10  Financial Condition; Financial Statements........................................53
     7.11  Security Interests...............................................................54
     7.12  Transaction......................................................................54
     7.13  Compliance with ERISA............................................................54
     7.14  Capitalization...................................................................56
     7.15  Subsidiaries.....................................................................56
     7.16  Intellectual Property, etc.......................................................56
     7.17  Compliance with Statutes, etc....................................................56
     7.18  Environmental Matters............................................................57
     7.19  Properties.......................................................................57
     7.20  Labor Relations..................................................................57
     7.21  Tax Returns and Payments.........................................................58
     7.22  Existing Indebtedness............................................................58
     7.23  Insurance........................................................................58
     7.24  Representations and Warranties in Other Documents................................58
     7.25  Subordinated Notes; etc..........................................................59

SECTION 8.  AffirmativeCovenants............................................................59

     8.01  Information Covenants............................................................59
     8.02  Books, Records and Inspections; Annual Meeting with Lenders......................62
     8.03  Insurance........................................................................63
     8.04  Payment of Taxes.................................................................63
     8.05  Existences and Franchises........................................................63
     8.06  Compliance with Statutes; etc....................................................64
     8.07  Compliance with Environmental Laws...............................................64
     8.08  ERISA............................................................................65
     8.09  Good Repair......................................................................66
     8.10  End of Fiscal Years; Fiscal Quarters.............................................67
     8.11  Additional Security; Further Assurances..........................................67
     8.12  Foreign Subsidiaries Security....................................................67
     8.13  Ownership of Subsidiaries........................................................68
     8.14  Permitted Acquisitions...........................................................68
     8.15  Maintenance of Corporate Separateness............................................71
     8.16  Performance of Obligations.......................................................71
     8.17  Use of Proceeds..................................................................71

SECTION 9.  NegativeCovenants...............................................................71

     9.01  Changes in Business..............................................................71
     9.02  Consolidation; Merger; Sale or Purchase of Assets; etc...........................71
     9.03  Liens............................................................................73
     9.04  Indebtedness.....................................................................76
     9.05  Advances; Investments; Loans.....................................................78
     9.06  Dividends; etc...................................................................79

                                     (iii)


     9.07  Transactions with Affiliates.....................................................81
     9.08  Capital Expenditures.............................................................81
     9.09  Minimum Consolidated EBITDA......................................................83
     9.10  Consolidated Interest Coverage Ratio.............................................84
     9.11  Total Leverage Ratio.............................................................85
     9.12  Limitation on Voluntary Payments and Modifications of Indebtedness; Modifica-
           tions of Certificate of Incorporation, By-Laws and Certain Other Agreements etc..85
     9.13  Limitation on Issuance of Capital Stock..........................................86
     9.14  Limitation on Certain Restrictions on Subsidiaries...............................87
     9.15  Limitation on the Creation of Subsidiaries and Joint Ventures....................87

SECTION 10.  Eventsof Default...............................................................88

     10.01  Payments........................................................................88
     10.02  Representations, etc............................................................88
     10.03  Covenants.......................................................................88
     10.04  Default Under Other Agreements..................................................88
     10.05  Bankruptcy, etc.................................................................89
     10.06  ERISA...........................................................................89
     10.07  Security Documents..............................................................90
     10.08  Subsidiaries Guaranty...........................................................90
     10.09  Judgments.......................................................................90
     10.10  Change of Control...............................................................90

SECTION 11.  Definitions....................................................................91


SECTION 12.  TheAdministrative Agent........................................................120

     12.01  Appointment.....................................................................120
     12.02  Delegation of Duties............................................................121
     12.03  Exculpatory Provisions..........................................................121
     12.04  Reliance by Administrative Agent................................................122
     12.05  Notice of Default...............................................................122
     12.06  Nonreliance on Administrative Agent and Other Lenders...........................122
     12.07  Indemnification.................................................................123
     12.08  Administrative Agent in its Individual Capacity.................................123
     12.09  Holders.........................................................................123
     12.10  Resignation of the Administrative Agent.........................................124

SECTION 13.  Miscellaneous.................................................................124

     13.01  Payment of Expenses, etc.......................................................124
     13.02  Right of Setoff................................................................125
     13.03  Notices........................................................................126
     13.04  Benefit of Agreement...........................................................126
     13.05  No Waiver; Remedies Cumulative.................................................128
     13.06  Payments Pro Rata..............................................................128

                                      (iv)



     13.07  Calculations; Computations.....................................................129
     13.08  Governing Law; Submission to Jurisdiction; Venue...............................129
     13.09  Counterparts...................................................................130
     13.10  Effectiveness..................................................................130
     13.11  Headings Descriptive...........................................................130
     13.12  Amendment or Waiver; etc.......................................................130
     13.13  Survival.......................................................................132
     13.14  Domicile of Loans and Commitments..............................................132
     13.15  Confidentiality................................................................132
     13.16  Waiver of Jury Trial...........................................................133
     13.17  Register.......................................................................133



ANNEX I           List of Lenders and Commitments
ANNEX II          Lender Addresses
ANNEX III         Plans
ANNEX IV          Subsidiaries
ANNEX V           Real Property
ANNEX VI          Existing Indebtedness
ANNEX VII         Insurance
ANNEX VIII        Existing Liens
ANNEX IX          Existing Investments
ANNEX X           Indebtedness to be Refinanced


EXHIBIT A-1       --    Form of Notice of Borrowing
EXHIBIT A-2       --    Form of Notice of Conversion/Continuation
EXHIBIT B-1       --    Form of  A Term Note
EXHIBIT B-2       --    Form of  B Term Note
EXHIBIT B-3       --    Form of Revolving Note
EXHIBIT B-4       --    Form of Swingline Note
EXHIBIT B-5       --    Form of Acquisition Note
EXHIBIT C         --    Form of Incremental Term Loan Commitment Agreement
EXHIBIT D         --    Form of Letter of Credit Request
EXHIBIT E         --    Form of Section 4.04(b)(ii) Certificate
EXHIBIT F-1       --    Form of Opinion of Latham & Watkins
EXHIBIT F-2       --    Form of Opinion of Thompson, Hine & Flory LLP
EXHIBIT G         --    Form of Officers' Certificate
EXHIBIT H         --    Form of Pledge Agreement
EXHIBIT I         --    Form of Security Agreement
EXHIBIT J         --    Form of Subsidiaries Guaranty
EXHIBIT K         --    Form of Assignment and Assumption Agreement
EXHIBIT L         --    Form of Intercompany Note
EXHIBIT M         --    Form of Shareholder Subordinated Note

                                      (v)

         CREDIT AGREEMENT, dated as of June 16, 2000, among DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Borrower"), the lenders from time to time party hereto (each, a "Lender" and, collectively, the "Lenders"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 11 are used herein as so defined.


                              W I T N E S S E T H:


         WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available to the Borrower the credit facilities provided for herein;

         NOW, THEREFORE, IT IS AGREED:

         SECTION 1. AMOUNT AND TERMS OF CREDIT.

         1.01 COMMITMENTS. (a) Subject to and upon the terms and conditions set forth herein, each Lender with an Initial A Term Loan Commitment severally agrees to make a term loan or term loans (each, an "Initial A Term Loan" and, collectively, the "Initial A Term Loans") to the Borrower, which Initial A Term
Loans: (i) only may be incurred on each Initial A Term Loan Borrowing Date occurring prior to the A Term Loan Maturity Date; (ii) shall be denominated in U.S. Dollars; (iii) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED that (x) all Initial A Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Initial A Term Loans of the same Type and (y) unless the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of Initial A Term Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing Date (each of which Borrowings shall begin and end on the same day as any Borrowing of Initial B Term Loans that is maintained as Eurodollar Loans); and (iv) shall not exceed for any such Lender at the time of incurrence thereof on any Initial A Term Loan Borrowing Date that aggregate principal amount which equals the Initial A Term Loan Commitment of such Lender as in effect on such Initial A Term Loan Borrowing Date (before giving effect to any reduction thereof on such date pursuant to Section 3.03(b)). Once repaid, Initial A Term Loans incurred hereunder may not be reborrowed.

         (b) Subject to and upon the terms and conditions set forth herein, each Lender with an Initial B Term Loan Commitment severally agrees to make a term loan or term loans (each, an "Initial B Term Loan" and, collectively, the "Initial B Term Loans") to the Borrower, which Initial B Term Loans: (i) shall be incurred pursuant to a single drawing on the Initial Borrowing Date; (ii) shall be denominated in U.S. Dollars; (iii) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED that (x) all Initial B Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Initial B Term Loans of the same Type and (y) unless the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of Initial B Term Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing Date (each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on the Initial Borrowing Date or on or prior to the sixth Business Day after the Initial Borrowing Date and with each such Borrowing made thereafter to be made only on the last day of the Interest Period of the immediately preceding Borrowing of Eurodollar Loans); and (iv) shall not exceed for any such Lender at the time of incurrence thereof on the Initial Borrowing Date that aggregate principal amount as is equal to the Initial B Term Loan Commitment of such Lender as in effect on the Initial Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(c)). Once repaid, Initial B Term Loans incurred hereunder may not be reborrowed.

         (c) Subject to Section 1.15 and the other terms and conditions set forth herein, each Lender with an Incremental A Term Loan Commitment severally agrees to make a term loan or term loans (each, an "Incremental A Term Loan" and, collectively, the "Incremental A Term Loans") to the Borrower, which Incremental A Term Loans: (i) only may be incurred pursuant to a single drawing on the respective Incremental A Term Loan Borrowing Date (which date, in any event, shall be the date of the effectiveness of the applicable Incremental Term Loan Commitment Agreement pursuant to which such Incremental A Term Loans are to be made and shall not be later than the Incremental Term Loan Commitment Termination Date); (ii) shall be denominated in U.S. Dollars; (iii) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED that (x) all Incremental A Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Incremental A Term Loans of the same Type and (y) unless the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of Incremental A Term Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing Date (each of which Borrowings of Eurodollar Loans shall begin and end on the same day as any Borrowing of Initial B Term Loans that is maintained as Eurodollar Loans); and (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the Incremental A Term Loan Commitment of such Lender on any such Incremental A Term Loan Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(d)). Once repaid, Incremental A Term Loans incurred hereunder may not be reborrowed.

         (d) Subject to Section 1.15 and the other terms and conditions set forth herein, each Lender with an Incremental B Term Loan Commitment severally agrees to make a term loan or term loans (each, an "Incremental B Term Loan" and, collectively, the "Incremental B Term Loans") to the Borrower, which Incremental B Term Loans: (i) only may be incurred pursuant to a single drawing on the respective Incremental B Term Loan Borrowing Date (which date, in any event, shall be the date of the effectiveness of the applicable Incremental Term Loan Commitment Agreement pursuant to which such Incremental B Term Loans are to be made and shall not be later than the Incremental Term Loan Commitment Termination Date); (ii) shall be denominated in U.S. Dollars; (iii) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar

Loans, PROVIDED that (x) all Incremental B Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Incremental B Term Loans of the same Type and (y) unless the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of Incremental B Term Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing Date (each of which Borrowings of Eurodollar Loans shall begin and end on the same day as any Borrowing of Initial B Term Loans that is maintained as Eurodollar Loans); and (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the Incremental B Term Loan Commitment of such Lender on each such Incremental B Term Loan Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(e)). Once repaid, Incremental B Term Loans incurred hereunder may not be reborrowed.

         (e) Subject to and upon the terms and conditions set forth herein, each RL Lender severally agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, to make a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans: (i) shall be denominated in U.S. Dollars; (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED that (x) all Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Revolving Loans of the same Type and (y) unless the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of Revolving Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing Date (each of which Borrowings of Eurodollar Loans shall begin and end on the same day as any Borrowing of Initial B Term Loans that is maintained as Eurodollar Loans); (iii) may be repaid and reborrowed in accordance with the provisions hereof; and (iv) shall not exceed for any such RL Lender at any time outstanding that aggregate principal amount which, when combined with such RL Lender's Percentage of the Swingline Loans then outstanding and the Letter of Credit Outstandings (exclusive of Unpaid Drawings relating to Letters of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, equals the Revolving Loan Commitment of such RL Lender at such time.

         (f) Subject to and upon the terms and conditions set forth herein, the Swingline Lender in its individual capacity agrees to make at any time and from time to time on and after the Initial Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans to the Borrower (each, a "Swingline Loan" and, collectively, the "Swingline Loans"), which Swingline
Loans: (i) shall be made and maintained as Base Rate Loans; (ii) shall be denominated in U.S. Dollars; (iii) may be repaid and reborrowed in accordance with the provisions hereof; (iv) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the Letter of Credit Outstandings (exclusive of Unpaid Drawings relating to Letters of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, an amount equal to the Total Revolving Loan Commitment then in effect; and (v) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. The Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of the outstanding Swingline Loans. The Swingline Lender will not make a Swingline Loan after it has received written notice from the Borrower, any other Credit Party or the Required Lenders stating that a Default or an Event of Default exists until such time as the Swingline Lender shall have received a written notice of
(i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default from the Required Lenders.

         (g) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the RL Lenders that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (PROVIDED that each such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all RL Lenders PRO RATA based on each RL Lender's RL Percentage, and the proceeds thereof shall be applied directly to repay the Swingline Lender for such outstanding Swingline Loans. Each RL Lender hereby irrevocably agrees to make Base Rate Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 5 or 6 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Borrower), each RL Lender hereby agrees that it shall forthwith purchase from the Swingline Lender (without recourse or warranty) such assignment of the outstanding Swingline Loans as shall be necessary to cause the RL Lenders to share in such Swingline Loans ratably based upon their respective RL Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10), PROVIDED that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the RL Lender purchasing same from and after such date of purchase and (y) at the time any purchase of assignments pursuant to this sentence is actually made, the purchasing RL Lender shall be required to pay the Swingline Lender interest on the principal amount of the assignment so purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such assignment, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

         (h) Subject to and upon the terms and conditions set forth herein, each Lender with an Acquisition Loan Commitment severally agrees to make a revolving loan or revolving loans (each, an "Acquisition Revolving Loan" and, collectively, the "Acquisition Revolving Loans") to the Borrower, which Acquisition Revolving Loans: (i) may only be incurred on each Acquisition Loan Borrowing Date prior to the Conversion Date; (ii) shall be denominated in U.S. Dollars; (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED that (x) all Acquisition Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Acquisition Revolving Loans of the same Type and (y) unless the Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of Acquisition Revolving Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing Date (each of which Borrowings of Eurodollar Loans shall begin and end on the same day as any Borrowing of Initial B Term Loans that is maintained as Eurodollar Loans); (iv) may be repaid and reborrowed at any time prior to the Conversion Date in accordance with the provisions hereof; and (v) shall not exceed for any such Lender at any time outstanding that aggregate principal amount which equals the Acquisition Loan Commitment of such Lender at such time.

         (i) Subject to and upon the terms and conditions set forth herein, the Borrower and each AL Lender agree that, at 9:00 A.M. (New York time) on the Conversion Date, the aggregate principal amount of all Acquisition Revolving Loans owing to each AL Lender and outstanding at such time shall (unless such Acquisition Revolving Loans have been declared (or have become) due and payable pursuant to this Agreement), without any notice or action by any party hereto, automatically convert to and thereafter constitute term loans (each, an "Acquisition Term Loan" and, collectively, the "Acquisition Term Loans") owing to each such AL Lender hereunder. The Acquisition Term Loans shall, subject to the provisions of Section 1.02, initially be continued as one or more Borrowings of Base Rate Loans or Eurodollar Loans in accordance with the designation of such Borrowings immediately prior to giving effect to such conversion, with any Interest Periods applicable thereto to continue in effect until the expiration thereof, PROVIDED that, except as otherwise specifically provided herein, all Acquisition Term Loans comprising the same Borrowing shall at all times be of the same Type. Once repaid, Acquisition Term Loans incurred hereunder may not be reborrowed.

         1.02 MINIMUM BORROWING AMOUNTS, ETC. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount applicable to such Loans, PROVIDED that Mandatory Borrowings shall be made in the amounts required by Section 1.01(g). More than one Borrowing may be incurred on any day, but at no time shall there be outstanding more than thirteen Borrowings of Eurodollar Loans in the aggregate for all Tranches of Loans; PROVIDED, HOWEVER, for every $10,000,000 of Incremental Term Loan Commitments that the Borrower has obtained pursuant to Section 1.15, the Borrower shall be entitled to one additional Borrowing of Eurodollar Loans hereunder.

         1.03 NOTICE OF BORROWING. (a) Whenever the Borrower desires to incur Loans hereunder (excluding Swingline Loans, Revolving Loans incurred pursuant to a Mandatory Borrowing and Acquisition Term Loans), the Borrower shall give the Administrative Agent at the Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be made hereunder. Each such notice (each, a "Notice of Borrowing") shall, except as otherwise expressly provided in Section 1.10, be irrevocable, and, in the case of each written notice and each confirmation of telephonic notice, shall be in the form of Exhibit A-1, appropriately completed to specify: (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) whether the respective Borrowing shall consist of Initial A Term Loans, Initial B Term Loans, Incremental A Term Loans, Incremental B Term Loans, Revolving Loans or Acquisition Revolving Loans; (iv) whether the respective Borrowing shall consist of Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto; and
(v) in the case of a Borrowing of Revolving Loans or Acquisition Revolving Loans the proceeds of which are to be utilized to finance, in whole or in part, the purchase price of a Permitted Acquisition, the amount of the Total Unutilized Revolving Loan Commitment after giving effect to such Borrowing (which amount shall be sufficient to satisfy the requirements of Section 8.14(a)). The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

         (b) Whenever the Borrower desires to incur Swingline Loans hereunder, the Borrower shall give the Swingline Lender not later than 12:00 Noon (New York time) on the day such Swingline Loan is to be incurred, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and shall specify in each case (x) the date of such Borrowing (which shall be a Business Day), (y) the aggregate principal amount of the Swingline Loan to be made pursuant to such Borrowing and (z) in the case of a Borrowing of Swingline Loans the proceeds of which are to be utilized to finance, in whole or in part, the purchase price of a Permitted Acquisition, the amount of the Total Unutilized Revolving Loan Commitment after giving effect to such Borrowing (which amount shall be sufficient to satisfy the requirements of Section 8.14(a)). Mandatory Borrowings shall be made upon the notice specified in Section 1.01(g), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such Section 1.01(g).

         (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent or the Swingline Lender (in the case of a Borrowing of Swingline Loans) or the Letter of Credit Issuer (in the case of the issuance of Letters of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, the Swingline Lender or the Letter of Credit Issuer, as the case may be, in good faith to be from an Authorized Officer of the Borrower. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's, the Swingline Lender's or the Letter of Credit Issuer's record of the terms of such telephonic notice.

         1.04 DISBURSEMENT OF FUNDS. (a) Not later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, not later than 2:00 P.M. (New York time) on the date specified in Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (New York time) on the date specified in Section 1.01(g)), each Lender with a Commitment of the respective Tranche will make available its PRO RATA share, if any, of each Borrowing requested to be made on such date (or in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof) in the manner provided below. All amounts shall be made available to the Administrative Agent in U.S. Dollars and in immediately available funds at the Payment Office and, except for Revolving Loans made pursuant to a Mandatory Borrowing, the Administrative Agent promptly will make available to the Borrower by depositing to its account at the Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Lender, the overnight Federal Funds Rate for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter and (y) if paid by the Borrower, the then applicable rate of interest for such Loans, calculated in accordance with
Section 1.08.

         (b) Nothing in this Agreement shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         1.05 NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, all the Loans made to it by each Lender shall be evidenced in the Register maintained by the Administrative Agent pursuant to Section 13.17 and shall, if requested by such Lender, also be evidenced (i) if A Term Loans, by a promissory note substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, an "A Term Note" and, collectively, the "A Term Notes"), (ii) if B Term Loans, by a promissory note substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "B Term Note" and, collectively, the "B Term Notes"), (iii) if Revolving Loans, by a promissory note substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes"), (iv) if Swingline Loans, by a promissory note substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (the "Swingline Note"), and (v) if Acquisition Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-5 with blanks appropriately completed in conformity herewith (each, an "Acquisition Note" and, collectively, the "Acquisition Notes").

         (b) The A Term Note issued to each Lender with an A Term Loan Commitment or with outstanding A Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the A Term Loans made by such Lender on the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of A Term Loans of such Lender at such time) and be payable in the outstanding principal amount of A Term Loans evidenced thereby, (iv) mature on the A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby,
(vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (c) The B Term Note issued to each Lender with a B Term Loan Commitment or with outstanding B Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the B Term Loans made by such Lender on the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of B Term Loans of such Lender at such time) and be payable in the outstanding principal amount of B Term Loans evidenced thereby, (iv) mature on the B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (d) The Revolving Note issued to each Lender with a Revolving Loan Commitment or with outstanding Revolving Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender (or, if issued after the termination of the Total Revolving Loan Commitment, be in a stated principal amount equal to the outstanding principal amount of Revolving Loans of such Lender at such time) and be payable in the outstanding principal amount of Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (e) The Swingline Note issued to the Swingline Lender shall (i) be executed by the Borrower, (ii) be payable to the Swingline Lender or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the outstanding principal amount of Swingline Loans evidenced thereby, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in
Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (f) The Acquisition Note issued to each Lender with an Acquisition Loan Commitment or with outstanding Acquisition Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender and be dated the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Acquisition Loan Commitment of such Lender (or, if issued after the termination of the Total Acquisition Loan Commitment, be in a stated principal amount equal to the outstanding principal amount of Acquisition Loans of such Lender at such time) and be payable in the outstanding principal amount of Acquisition Loans evidenced thereby, (iv) mature on the Acquisition Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby,
(vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (g) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the Borrower's obligations in respect of such Loans.

         1.06 CONVERSIONS. The Borrower shall have the option to convert on any Business Day occurring on or after the Initial Borrowing Date, all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of Loans (other than Swingline Loans which shall at all times be maintained as Base Rate Loans) made pursuant to one or more Borrowings of one or more Types of Loans under a single Tranche into a Borrowing or Borrowings of another Type of Loan under such Tranche; PROVIDED that (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) unless the Required Lenders otherwise agree, Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion, (iii) unless the Administrative Agent has otherwise determined in its sole discretion or has determined that the Syndication Date has occurred (at which time this clause (iii) shall no longer be applicable), prior to the 90th day after the Initial Borrowing Date, conversions of Base Rate Loans into Eurodollar Loans may only be made if any such conversion is effective on the first day of the first, second or third Interest Period referred to in clause (y) of the proviso in each of Sections 1.01(a)(iii), 1.01(b)(iii), 1.01(c)(iii), 1.01(d)(iii), 1.01(e)(ii) and
1.01(h)(iii) and so long as such conversion does not result in a greater number of Borrowings of Eurodollar Loans prior to the 90th day after the Initial Borrowing Date as are permitted under such Sections, and (iv) Borrowings of Eurodollar Loans resulting from this Section 1.06 shall be limited in number as provided in Section 1.02. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at the Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' (or one Business Day's in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each, a "Notice of Conversion/Continuation") in the form of Exhibit A-2, appropriately completed to specify the Loans to be so converted, the Borrowing(s) pursuant to which the Loans were made and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans. Upon any such conversion, the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Loans being converted.

         1.07 PRO RATA BORROWINGS. All Borrowings of Initial A Term Loans, Initial B Term Loans, Incremental A Term Loans, Incremental B Term Loans, Revolving Loans and Acquisition Revolving Loans under this Agreement shall be incurred by the Borrower from the Lenders PRO RATA on the basis of their Initial A Term Loan Commitments, Initial B Term Loan Commitments, Incremental A Term Loan Commitments, Incremental B Term Loan Commitments, Revolving Loan Commitments or Acquisition Loan Commitments, as the case may be; PROVIDED that all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the Lenders PRO RATA on the basis on their RL Percentages. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

         1.08 INTEREST. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until the earlier of
(i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to
Section 1.06, at a rate per annum which shall at all times be the Base Rate plus the Applicable Margin each as in effect from time to time.

         (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable, at a rate per annum which shall at all times be the Applicable Margin plus the Eurodollar Rate for such Interest Period.

         (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall, in each case, bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by the respective Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche from time to time, and all other overdue amounts payable hereunder and under any other Credit Document shall bear interest at the rate per annum equal to the rate which is 2% in excess of the rate applicable to Revolving Loans that are maintained as Base Rate Loans from time to time. Interest which accrues under this Section 1.08(c) shall be payable on demand.

         (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, (x) quarterly in arrears on each Quarterly Payment Date and (y) in the case of a repayment or prepayment in full of all outstanding Base Rate Loans of a given Tranche, on the date of such repayment or prepayment (but only if the Commitment for such Tranche of Loans being repaid or required to be repaid has theretofore been terminated (or is being terminated (or required to be terminated) concurrently with such repayment or prepayment)),
(ii) in respect of each Eurodollar Loan, on (x) the date of any prepayment or repayment thereof (on the amount prepaid or repaid), (y) the date of any conversion into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted) and (z) the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

         (e) All computations of interest hereunder shall be made in accordance with Section 13.07(b).

         (f) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for the respective Interest Period or Interest Periods and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

         1.09 INTEREST PERIODS. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion/Continuation in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans (in the case of any subsequent Interest Period), the Borrower shall have the right to elect by giving the Administrative Agent a Notice of Conversion/Continuation (appropriately completed) (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower (but otherwise subject to clause (y) of the proviso to each of Sections 1.01(a)(iii), 1.01(b)(iii), 1.01(c)(iii), 1.01(d)(iii), 1.01(e)(ii) and 1.01(h)(iii) and to clause (iii) of the proviso to
Section 1.06), be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

                  (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period for any Borrowing of Eurodollar Loans begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED that if any Interest Period for any Borrowing of Eurodollar Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (v) no Interest Period for a Borrowing under a Tranche of Loans shall be elected which would extend beyond the respective Maturity Date for such Tranche;

                  (vi) unless the Required Lenders otherwise agree, no Interest Period may be elected at any time when a Default or an Event of Default is then in existence;

                  (vii) no Interest Period in respect of any Borrowing of A Term Loans shall be elected which extends beyond any date upon which a Tranche A Scheduled Repayment will be required to be made under Section 4.02(b) if, after giving effect to the election of such Interest Period, the aggregate principal amount of such A Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of A Term Loans then outstanding less the aggregate amount of such required Tranche A Scheduled Repayment;

                  (viii) no Interest Period in respect of any Borrowing of B Term Loans shall be elected which extends beyond any date upon which a Tranche B Scheduled Repayment will be required to be made under Section 4.02(c) if, after giving effect to the election of such Interest Period, the aggregate principal amount of such B Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of B Term Loans then outstanding less the aggregate amount of such required Tranche B Scheduled Repayment; and

                  (ix) no Interest Period in respect of any Borrowing of Acquisition Loans shall be elected which extends beyond any date upon which an Acquisition Loan Scheduled Repayment will be required to be made under Section 4.02(d) if, after giving effect to the election of such Interest Period, the aggregate principal amount of such Acquisition Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Acquisition Loans then outstanding less the aggregate amount of such required Acquisition Loan Scheduled Repayment.

         If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

         1.10 INCREASED COSTS; ILLEGALITY; ETC. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses
(ii) and (iii) below, any Lender, shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any Interest Determination Date, that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans because of (x) any change since the date of this Agreement in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, (A) without duplication of any amounts payable under
         Section 4.04(a), a change in the basis of taxation or payment to any Lender of the principal of or interest on such Eurodollar Loans or any other amounts payable hereunder (except for changes with respect to any tax imposed on, or determined by reference to, the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which such Lender's principal office or applicable lending office is located or any subdivision thereof or therein), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or
         (y) other circumstances affecting the interbank Eurodollar market or the position of such Lender in such market; or

                  (iii) at any time since the date of this Agreement, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Lender with any law, governmental rule, regulation, guideline or order (or would conflict with any governmental rule, regulation, guideline, request or order not having the force of law but with which such Lender customarily complies even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and (except in the case of clause (i)) to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter, (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion/Continuation given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower agrees, subject to Section 1.14, to pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(a) upon the subsequent receipt of such notice) and
(z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

         (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected pursuant to Section 1.10(a)(iii) the Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to Section 1.10(a)(ii) or
(iii)), or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' notice to the Administrative Agent, require the affected Lender to convert each such Eurodollar Loan into a Base Rate Loan; PROVIDED that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

         (c) If any Lender shall have determined that the adoption or effectiveness after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein after the date hereof, or any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency adopted or effective after the date hereof, has or would have the effect of reducing the rate of return on such Lender's or such other corporation's capital or assets as a consequence of such Lender's Commitment or Commitments hereunder or its obligations hereunder to a level below that which such Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Lender (with a copy to the Administrative Agent), accompanied by the notice referred to in the last sentence of this clause (c), the Borrower shall, subject to Section 1.14, pay to such Lender such additional amount or amounts as will compensate such Lender or such other corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower (a copy of which shall be sent by such Lender to the Administrative Agent), which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this
Section 1.10(c) upon the subsequent receipt of such notice. A Lender's reasonable good faith determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto.

         1.11 COMPENSATION. The Borrower shall, subject to Section 1.14, compensate each Lender, promptly upon its written request (which request shall set forth the basis for requesting such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 10 or as a result of the replacement of a Lender pursuant to Section 1.13 or 13.12(b)) or conversion of any Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.10(b). A Lender's basis for requesting compensation pursuant to this Section 1.11 and a Lender's calculation of the amount thereof, shall, absent manifest error, be final and conclusive and binding on all parties hereto.

         1.12 CHANGE OF LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), 1.10(c), 2.05 or 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event; PROVIDED that such designation is made on such terms that, in the sole judgment of such Lender, such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequences of the event giving rise to the operation of any such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Section 1.10, 2.05 or 4.04.

         1.13 REPLACEMENT OF LENDERS. (x) If any Lender becomes a Defaulting Lender, (y) upon the occurrence of any event giving rise to the operation of
Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders or (z) in the case of a refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrower shall have the right, in accordance with Section 13.04(b), if no Default or Event of Default then exists (or, in the case of preceding clause (z), will exist immediately after giving effect to such replacement), to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") and each of whom shall be reasonably acceptable to the Administrative Agent or, at the option of the Borrower, to replace only (a) the Revolving Loan Commitment (and outstandings pursuant thereto) of the Replaced Lender with an identical Revolving Loan Commitment provided by the Replacement Lender, (b) the Acquisition Loan Commitment (and outstandings pursuant thereto) of the Replaced Lender with an identical Acquisition Loan Commitment provided by the Replacement Lender or (c) in the case of a replacement as provided in
Section 13.12(b) where the consent of the respective Lender is required with respect to less than all Tranches of its Loans or Commitments, the Commitments and/or outstanding Loans of such Lender in respect of each Tranche where the consent of such Lender would otherwise be individually required, with identical Commitments and/or Loans of the respective Tranche provided by the Replacement Lender; PROVIDED that:

                  (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and in each case, participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender (but only with respect to the relevant Tranche, in the case of the replacement of less than all Tranches of Loans then held by the respective Replaced Lender) pursuant to Section 3.01, (y) each Letter of Credit Issuer an amount equal to such Replaced Lender's RL Percentage of any Unpaid Drawing relating to

         Letters of Credit issued by such Letter of Credit Issuer (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender to the Letter of Credit Issuer and (z) the Swingline Lender an amount equal to such Replaced Lender's RL Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender; and

                  (ii) all Obligations of the Borrower then owing to the Replaced Lender (other than those (a) specifically described in clause
         (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid, but, in any event, including all amounts, if any, owing under Section 1.11 or (b) relating to any Tranche of Loans and/or Commitments of the respective Replaced Lender which will remain outstanding after giving effect to the respective replacement) shall be paid in full to such Replaced Lender concurrently with such replacement.

         Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 13.17 and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and, unless the respective Replaced Lender continues to have outstanding Term Loans, an Initial A Term Loan Commitment, a Revolving Loan Commitment or an Acquisition Loan Commitment hereunder, the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such Replaced Lender.

         1.14 LIMITATION ON ADDITIONAL AMOUNTS, ETC. Notwithstanding anything to the contrary contained in Sections 1.10, 1.11, 2.05 or 4.04, unless a Lender gives notice to the Borrower that the Borrower is obligated to pay an amount under any such Section within 180 days after the later of (x) the date such Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or
(y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Lender giving notice to the Borrower that the Borrower is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be. This Section 1.14 shall have no applicability to any Section of this Agreement or any other Credit Document other than said Sections 1.10, 1.11, 2.05 and 4.04.

         1.15 INCREMENTAL TERM LOAN COMMITMENTS. (a) So long as no Default or Event of Default then exists or would result therefrom, the Borrower shall, in consultation with the Administrative Agent, have the right to request on one or more occasions on and after the Initial Borrowing Date and prior to the Incremental Term Loan Commitment Termination Date that one or more Lenders (and/or one or more other Persons which will become Lenders as provided below) provide Incremental A Term Loan Commitments and/or Incremental B Term Loan Commitments and, subject to the terms and conditions contained in this Agreement, make Incremental A Term Loans and/or Incremental B Term Loans pursuant thereto, as the case may be, it being understood and agreed, however, that (i) except as otherwise expressly agreed to in writing by any Lenders with the Borrower prior to the Initial Borrowing Date with respect to the Conspec Acquisition, no Lender shall be obligated to provide an Incremental Term Loan Commitment as a result of any such request by the Borrower, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Term Loan Commitment and executed and delivered to the Administrative Agent an Incremental Term Loan Commitment Agreement as provided in clause (b) of this Section 1.15, such Lender shall not be obligated to fund any Incremental A Term Loans and/or Incremental B Term Loans, as the case may be, (ii) any Lender (or, in the circumstances contemplated by clause (vi) below, any other Person which will qualify as an Eligible Transferee) may so provide an Incremental Term Loan Commitment without the consent of any other Lender, (iii) each provision of Incremental Term Loan Commitments pursuant to this Section
1.15 on a given date shall be in a minimum aggregate amount (for all Lenders (including in the circumstances contemplated by clause (vi) below, Eligible Transferees who will become Lenders)) of at least $5,000,000, (iv) the aggregate amount of all Incremental Term Loan Commitments permitted to be provided pursuant to this Section 1.15 and the aggregate principal amount of all Incremental Term Loans permitted to be made pursuant to Sections 1.01(c) and (d) shall not, in either case, exceed $50,000,000 (PROVIDED that if the Conspec Acquisition is consummated on or prior to the Conspec Acquisition Termination Date and in accordance with the provisions of Section 8.14(b), such amount shall be increased by the principal amount of Incremental B Term Loans used to consummate the Conspec Acquisition and to pay the fees and expenses incurred in connection therewith (which amount, however, shall not exceed $23,500,000)), (v) the relevant Incremental Term Loan Commitment Agreements shall specifically set forth whether the Incremental Term Loan Commitments in respect thereof shall constitute either Incremental A Term Loan Commitments or Incremental B Term Loan Commitments, (vi) if, within 10 Business Days after the Borrower has requested the then existing Lenders (other than Defaulting Lenders) to provide Incremental Term Loan Commitments pursuant to this Section 1.15 the Borrower has not received Incremental Term Loan Commitments in an aggregate amount equal to that amount of Incremental Term Loan Commitments which the Borrower desires to obtain pursuant to such request (as set forth in the notice provided by the Borrower as provided below), then the Borrower may, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), request Incremental Term Loan Commitments from Persons which would qualify as Eligible Transferees hereunder in an aggregate amount equal to such deficiency (and with the fees to be paid to such Eligible Transferee to be no greater than that to be paid to the then existing Lenders providing Incremental Term Loan Commitments),
(vii) to the extent that any Incremental Term Loans are to be incurred on or prior to the Conspec Acquisition Termination Date to finance the Conspec Acquisition, such Incremental Term Loans shall be Incremental B Term Loans,
(viii) prior to any Incremental A Term Loan Borrowing Date or any Incremental B Term Loan Borrowing Date, the Borrower shall have certified to the Administrative Agent that the aggregate principal amount of any Incremental Term Loan being incurred is permitted to be incurred under, and in accordance with, the Senior Subordinated Note

Indenture (including, without limitation, by providing to the Administrative Agent (x) an officer's certificate of the Borrower's chief financial officer or other Authorized Financial Officer demonstrating (in reasonable detail) that the incurrence of the Incremental Term Loans on any such Incremental Term Loan Borrowing Date may be incurred in accordance with, and will not violate the provisions of, the Senior Subordinated Note Indenture (including, to the extent applicable, the proviso to Section 4.09 of the Senior Subordinated Note Indenture) and (y) the officers' certificate referred to in clause (vi) of the definition of "Senior Debt" set forth in the Senior Subordinated Note Indenture), although the provisions of this clause (viii) shall not apply to any Incremental B Terms Loans incurred on or prior to the Conspec Acquisition Termination Date to finance the Conspec Acquisition, (ix) the proceeds of all Incremental Term Loans shall be used to finance Permitted Acquisitions and to pay the fees and expenses incurred in connection therewith, and (x) all actions taken by the Borrower pursuant to this Section 1.15 shall be done in coordination with the Administrative Agent.

         (b) At the time of any provision of Incremental Term Loan Commitments pursuant to this Section 1.15, (i) the Borrower, the Administrative Agent and each such Lender or other Eligible Transferee (each an "Incremental Term Loan Lender") which agrees to provide an Incremental Term Loan Commitment shall execute and deliver to the Administrative Agent an Incremental Term Loan Commitment Agreement substantially in the form of Exhibit C (appropriately completed), with the effectiveness of such Incremental Term Loan Lender's Incremental Term Loan Commitment to occur upon delivery of such Incremental Term Loan Commitment Agreement to the Administrative Agent, the payment of any fees (including, without limitation, any fees payable pursuant to clause (ii) below) required in connection therewith and the consummation of the Permitted Acquisition to the financed with respective Incremental Term Loans, (ii) the Administrative Agent shall receive from the Borrower (or, to the extent agreed to by the Borrower and the respective Incremental Term Loan Lender, from such respective Incremental Term Loan Lender) the payment of a non-refundable fee of $3,500 for each Eligible Transferee which becomes a Lender pursuant to this
Section 1.15 and (iii) the Borrower shall deliver to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrower reasonably satisfactory to the Administrative Agent and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Initial Borrowing Date pursuant to Section 5A.03 as may be reasonably requested by the Administrative Agent, and such other matters as the Administrative Agent may reasonably request, although the provisions of this clause (iii) shall not apply to any Incremental B Term Loans incurred on or prior to the Conspec Acquisition Termination Date to finance the Conspec Acquisition. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Commitment Agreement, and (i) at such time Annex I shall be deemed modified to reflect the Incremental A Term Loan Commitments and/or Incremental B Term Loan Commitments, as the case may be, of such Incremental Term Loan Lenders and (ii) to the extent requested by such Incremental Term Loan Lenders, A Term Notes and/or B Term Notes will be issued, at the Borrower's expense, to such Incremental Term Loan Lenders, to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the new Incremental Term Loans made by such Incremental Term Loan Lenders.

         (c) In connection with each incurrence of Incremental A Term Loans pursuant to Section 1.01(c) or Incremental B Term Loans pursuant to Section 1.01(d), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, the Borrower and the Administrative Agent may take all such actions as may be necessary to ensure that all Lenders with outstanding A Term Loans and B Term Loans, as the case may be, continue to participate in each Borrowing of outstanding A Term Loans and B Term Loans (after giving effect to the incurrence of Incremental A Term Loans or Incremental B Term Loans pursuant to Section 1.01(c) or (d), as the case may be) on a PRO RATA basis, including by adding the Incremental A Term Loans or the Incremental B Term Loans to be so incurred to the then outstanding Borrowings of A Term Loans or B Term Loans, as the case may be, on a PRO RATA basis even though as a result thereof such new Incremental A Term Loan or Incremental B Term Loan, as the case may be (to the extent required to be maintained as Eurodollar Loans), may effectively have a shorter Interest Period than the then outstanding Borrowings of A Term Loans or B Term Loans, as the case may be, and it is hereby agreed that (x) to the extent any then outstanding Borrowings of A Term Loans or B Term Loans that are maintained as Eurodollar Loans are affected as a result thereof, any costs of the type described in Section 1.11 incurred by such Lenders in connection therewith shall be for the account of the Borrower or
(y) to the extent the Incremental A Term Loans and Incremental B Term Loans to be so incurred are added to the then outstanding Borrowings of A Term Loans or B Term Loans, as the case may be, which are maintained as Eurodollar Loans, the Lenders that have made such additional Incremental A Term Loans or Incremental B Term Loans, as the case may be, shall be entitled to receive an effective interest rate on such additional Incremental A Term Loans or Incremental B Term Loans, as the case may be, as is equal to the Eurodollar Rate as in effect two Business Days prior to the incurrence of such additional Incremental A Term Loans or Incremental B Term Loans, as the case may be, plus the then Applicable Eurodollar Rate Margin for such Tranche of Term Loans until the end of the respective Interest Period or Interest Periods with respect thereto.

         SECTION 2. LETTERS OF CREDIT.

         2.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions set forth herein, the Borrower may request a Letter of Credit Issuer at any time and from time to time on or after the Initial Borrowing Date and prior to the tenth Business Day (or the 30th day in the case of trade Letters of Credit) preceding the Revolving Loan Maturity Date to issue, for the account of the Borrower and in support of (x) trade obligations of the Borrower or any of its Subsidiaries that arise in the ordinary course of business and/or (y) on a standby basis, L/C Supportable Obligations of the Borrower or any of its Subsidiaries to any other Person, irrevocable sight letters of credit in such form as may be approved by such Letter of Credit Issuer (each such letter of credit, a "Letter of Credit" and, collectively, the "Letters of Credit"). Notwithstanding the foregoing, no Letter of Credit Issuer shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Letter of Credit Issuer from issuing such Letter of Credit or any requirement of law applicable to such Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Letter of Credit Issuer shall prohibit, or request that such Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Letter of Credit Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Letter of Credit Issuer is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Letter of Credit Issuer as of the date hereof and which such Letter of Credit Issuer in good faith deems material to it; or

                  (ii) such Letter of Credit Issuer shall have received notice from the Borrower, any other Credit Party or the Required Lenders prior to the issuance of such Letter of Credit of the type described in clause (v) of Section 2.01(b). (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed either (x) $15,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding, the Total Revolving Loan Commitment at such time; (ii) (x) each standby Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance, PROVIDED that any such standby Letter of Credit may be extendable for successive periods of up to one year, but not beyond the tenth Business Day preceding the Revolving Loan Maturity Date, on terms acceptable to the Letter of Credit Issuer and (y) each trade Letter of Credit shall have an expiry date occurring not later than 180 days after such Letter of Credit's date of issuance; (iii) (x) no standby Letter of Credit shall have an expiry date occurring later than the tenth Business Day preceding the Revolving Loan Maturity Date and (y) no trade Letter of Credit shall have an expiry date occurring later than 30 days prior to the Revolving Loan Maturity Date; (iv) each Letter of Credit shall be denominated in U.S. Dollars; and (v) no Letter of Credit Issuer will issue any Letter of Credit after it has received written notice from the Borrower, any other Credit Party or the Required Lenders stating that a Default or an Event of Default exists until such time as such Letter of Credit Issuer shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) a waiver of such Default or Event of Default by the Required Lenders.

         (c) Notwithstanding the foregoing, in the event a Lender Default exists, no Letter of Credit Issuer shall be required to issue any Letter of Credit unless the respective Letter of Credit Issuer has entered into arrangements satisfactory to it and the Borrower to eliminate such Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of the Letter of Credit Outstandings, as the case may be.

         2.02 LETTER OF CREDIT REQUESTS. (a) Whenever the Borrower desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the respective Letter of Credit Issuer written notice (including by way of facsimile transmission to the Administrative Agent) thereof prior to 12:00 Noon (New York time) at least five Business Days (or such shorter period as may be acceptable to the respective Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day), which written notice shall be in the form of Exhibit D (appropriately completed) (each, a "Letter of Credit Request"). Each Letter of Credit Request shall include any other documents as such Letter of Credit Issuer customarily requires in connection therewith.

         (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and it will not violate the requirements of, Section 2.01(a). Unless the respective Letter of Credit Issuer has received notice from the Required Lenders before it issues a Letter of Credit that one or more of the applicable conditions specified in Section 5 or 6, as the case may be, are not then satisfied, or that the issuance of such Letter of Credit would violate
Section 2.01(a), then such Letter of Credit Issuer may issue the requested Letter of Credit for the account of the Borrower in accordance with such Letter of Credit Issuer's usual and customary practice.

         2.03 LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by a Letter of Credit Issuer of any Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each RL Lender (other than such Letter of Credit Issuer in its capacity, if any, as an RL Lender), and each such RL Lender (each, a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's RL Percentage, in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the RL Lenders as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees with respect to such Letters of Credit) and any security therefore or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or RL Percentages of the RL Lenders pursuant to
Section 1.13 or 13.04(b), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings with respect thereto, there shall be an automatic adjustment to the participations pursuant to this Section
2.03 to reflect the new RL Percentages of the assigning and assignee Lender.

         (b) In determining whether to pay under any Letter of Credit, no Letter of Credit Issuer shall have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Letter of Credit Issuer under or in connection with any Letter of Credit issued by it shall not create for such Letter of Credit Issuer any resulting liability to the Borrower, any Credit Party, any Lender or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

         (c) In the event that any Letter of Credit Issuer makes any payment under any Letter of Credit issued by it and the Borrower shall not have reimbursed such amount in full to the Letter of Credit Issuer pursuant to Section 2.04(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each such Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit Issuer, the amount of such Participant's RL Percentage of such payment in U.S. Dollars and in same day funds. If the Administrative Agent so notifies any Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such Participant shall make available to the Administrative Agent at the Payment Office for the account of the respective Letter of Credit Issuer such Participant's RL Percentage of the amount of such payment on such Business Day in same day funds (and, to the extent such notice is given after 11:00 A.M. (New York time) on any Business Day, such Participant shall make such payment on the immediately following Business Day). If and to the extent such Participant shall not have so made its RL Percentage of the amount of such payment available to the Administrative Agent for the account of the respective Letter of Credit Issuer, such Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Letter of Credit Issuer at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Revolving Loans that are maintained as Base Rate Loans for each day thereafter. The failure of any Participant to make available to the Administrative Agent for the account of the respective Letter of Credit Issuer its RL Percentage of any payment under any Letter of Credit issued by it shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Letter of Credit Issuer its applicable RL Percentage of any payment under any such Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of such Letter of Credit Issuer such other Participant's RL Percentage of any such payment.

         (d) Whenever any Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to clause (c) above, such Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its RL Percentage thereof, in U.S. Dollars and in same day funds, an amount equal to such Participant's RL Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

         (e) Each Letter of Credit Issuer shall, promptly after each issuance of, or amendment or modification to, a standby Letter of Credit issued by it, give the Administrative Agent and the Borrower written notice of the issuance of, or amendment or modification to, such standby Letter of Credit, which notice shall be accompanied by a copy of such issuance, amendment or modification. Promptly upon receipt of each such notice, the Administrative Agent shall notify each Participant of such issuance, amendment or modification and should any Participant so request, the Administrative Agent shall provide such Participant with copies of any such issuance, amendment or modification.

         (f) Each Letter of Credit Issuer (other than BTCo) shall deliver to the Administrative Agent, promptly on the first Business Day of each week, by facsimile transmission, the daily aggregate Stated Amount available to be drawn under the outstanding Letters of Credit issued by such Letter of Credit Issuer for the previous week.

         (g) The obligations of the Participants to make payments to the Administrative Agent for the account of the respective Letter of Credit Issuer with respect to Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, set-off, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Letter of Credit Issuer, any Lender, or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v) the occurrence of any Default or Event of Default.

         2.04 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Borrower hereby agrees to reimburse each Letter of Credit Issuer, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued by it (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") no later than one Business Day following the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the Base Rate plus the Applicable Margin for Revolving Loans that are maintained as Base Rate Loans as in effect from time to time (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such payment or disbursement), such interest also to be payable on demand; PROVIDED that it is understood and agreed, however, that the notices referred to below in this clause (a) shall not be required to be given if a Default or an Event of Default under Section 10.05 shall have occurred and be continuing (in which case the Unpaid Drawings shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by each Credit Party) and shall bear interest at a rate per annum which shall be the Base Rate plus the Applicable Margin for Revolving Loans that are maintained as Base Rate Loans as in effect from time to time plus 2% on and after the third Business Day following the respective Drawing). Each Letter of Credit Issuer shall provide the Borrower prompt notice of any payment or disbursement made by it under any Letter of Credit issued by it, although the failure of, or delay in, giving any such notice shall not release or diminish the obligations of the Borrower under this Section 2.04(a) or under any other Section of this Agreement.

         (b) The Borrower's obligation under this Section 2.04 to reimburse the respective Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any of its Subsidiaries may have or have had against such Letter of Credit Issuer, the Administrative Agent or any Lender, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit issued by it to substantially conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such drawing; PROVIDED, HOWEVER, that the Borrower shall not be obligated to reimburse such Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer (as determined by a court of competent jurisdiction in a final and non-appealable decision).

         2.05 INCREASED COSTS. If the adoption or effectiveness after the date hereof of any applicable law, rule or regulation, order, guideline or request or any change therein after the date hereof, or any change adopted or effective after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Letter of

Credit Issuer or any Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency adopted or effective after the date hereof shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Participant's participation therein, or (ii) impose on any Letter of Credit Issuer or any Participant any other conditions directly or indirectly affecting this Agreement, any Letter of Credit or such Participant's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, upon written demand to the Borrower by such Letter of Credit Issuer or such Participant (a copy of which notice shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), accompanied by the certificate described in the last sentence of this Section 2.05, the Borrower shall, subject to Section 1.14, pay to such Letter of Credit Issuer or such Participant such additional amount or amounts as will compensate such Letter of Credit Issuer or such Participant for such increased cost or reduction. A certificate submitted to the Borrower by such Letter of Credit Issuer or such Participant, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Participant to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Letter of Credit Issuer or such Participant as aforesaid shall be final and conclusive and binding on the Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 2.05 upon subsequent receipt of such certificate.

         SECTION 3. FEES; COMMITMENTS.

         3.01 FEES. (a) (i) The Borrower shall pay to the Administrative Agent, for distribution to each Non-Defaulting Lender with an Initial A Term Loan Commitment, a commitment fee (the "A TL Commitment Fee") (x) for the period from and including the Effective Date through and including the 90th day after the Initial Borrowing Date (or such earlier date as the Total Initial A Term Loan Commitment shall have been terminated), equal to 1/2 of 1% per annum on the daily Initial A Term Loan Commitment of such Non-Defaulting Lender, (y) for the period thereafter through and including the 180th day after the Initial Borrowing Date (or such earlier date as the Total Initial A Term Loan Commitment shall have been terminated), equal to 3/4 of 1% per annum on the daily Initial A Term Loan Commitment of such Non-Defaulting Lender, and (z) for the period thereafter to, but excluding, the Initial A Term Loan Commitment Termination Date (or such earlier date as the Total Initial A Term Loan Commitment shall have been terminated), equal to 1% per annum on the daily Initial A Term Loan Commitment of such Non-Defaulting Lender. Accrued A TL Commitment Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date on which the Total Initial A Term Loan Commitment shall have been terminated.

         (ii) The Borrower shall pay to the Administrative Agent, for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment, a commitment fee (the "RL Commitment Fee") for the period from the Effective Date to but not including the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate per annum of 1/2 of 1% on the daily average Unutilized Revolving Loan Commitment of such Non-Defaulting Lender. Accrued RL Commitment Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date (or such earlier date upon which the Total Revolving Loan Commitment shall have been terminated).

         (iii) The Borrower shall pay to the Administrative Agent, for distribution to each Non-Defaulting Lender with an Acquisition Loan Commitment, a commitment fee (the "AL Commitment Fee") for the period from the Effective Date to but not including the Conversion Date (or such earlier date as the Total Acquisition Loan Commitment shall have been terminated), computed at a rate per annum of 1/2 of 1% on the daily average Unutilized Acquisition Loan Commitment of such Non-Defaulting Lender. Accrued AL Commitment Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the

Conversion Date (or such earlier date upon which the Total Acquisition Loan Commitment shall have been terminated).

         (b) The Borrower shall pay to the Administrative Agent for PRO RATA distribution to each RL Lender (based on their respective RL Percentages), a fee in respect of each Letter of Credit (the "Letter of Credit Fee") computed at a rate per annum equal to the Applicable Margin in effect from time to time for Revolving Loans that are maintained as Eurodollar Loans on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

         (c) The Borrower shall pay to each Letter of Credit Issuer a fee in respect of each Letter of Credit issued by such Letter of Credit Issuer (the "Facing Fee") computed at a rate per annum of 1/4 of 1% on the daily Stated Amount of such Letter of Credit; PROVIDED that in no event shall the annual Facing Fee with respect to each Letter of Credit be less than $500; it being agreed that (x) on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the termination of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12-month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof prior to the termination of such Letter of Credit and
(y) if on the date of the termination of any Letter of Credit, $500 actually exceeds the amount of Facing Fees paid or payable with respect to such Letter of Credit for the period beginning on the date of the issuance thereof (or if the respective Letter of Credit has been outstanding for more than one year, the date of the last anniversary of the issuance thereof occurring prior to the termination of such Letter of Credit) and ending on the date of the termination thereof, an amount equal to such excess shall be paid as additional Facing Fees with respect to such Letter of Credit on the next date upon which Facing Fees are payable in accordance with the immediately succeeding sentence. Except as provided in the immediately preceding sentence, accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

         (d) The Borrower shall pay directly to each Letter of Credit Issuer upon each issuance of, payment under, and/or amendment of, a Letter of Credit issued by such Letter of Credit Issuer such amount as shall at the time of such issuance, payment or amendment be the administrative charge which such Letter of Credit Issuer is customarily charging for issuances of, payments under or amendments of, letters of credit issued by it, plus any expenses relating to such transactions.

         (e) The Borrower shall pay to the Agents, for their own account, such fees as may be agreed to in writing from time to time between the Borrower and the Agents, when and as due.

         (f) All computations of Fees shall be made in accordance with Section 13.07(b).

         3.02 VOLUNTARY TERMINATION OR REDUCTION OF UNUTILIZED COMMITMENTS. (a) With the prior written consent of the Administrative Agent (although such consent shall not be required in the event of a termination of the Total Commitment and the repayment in full of all Obligations) and upon at least three Business Days' prior notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Initial A Term Loan Commitment, PROVIDED that (x) any such termination or partial reduction shall apply to proportionately and permanently reduce the Initial A Term Loan Commitment of each of the Lenders with such a Commitment and (y) any partial reduction pursuant to this Section 3.02(a) shall be in integral multiples of $500,000.

         (b) Upon at least three Business Days' prior notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized Revolving Loan Commitment, PROVIDED that (x) any such termination or partial reduction shall apply to proportionately and permanently reduce the Revolving Loan Commitment of each of the RL Lenders, (y) any partial reduction pursuant to this Section 3.02(b) shall be in integral multiples of $500,000 and
(z) the reduction to the Total Unutilized Revolving Loan Commitment shall in no case be in an amount which would cause the Revolving Loan Commitment of any RL Lender to be reduced (as required by the preceding clause (x)) by an amount which exceeds the remainder of (A) the Unutilized Revolving Loan Commitment of such RL Lender as in effect immediately before giving effect to such reduction minus (B) such RL Lender's RL Percentage of the aggregate principal amount of Swingline Loans then outstanding.

         (c) Upon at least three Business Days' prior notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized Acquisition Loan Commitment, PROVIDED that (x) any such termination or partial reduction shall apply to proportionately and permanently reduce the Acquisition Loan Commitment of each of the AL Lenders and (y) any partial reduction pursuant to this Section 3.02(c) shall be in integral multiples of $500,000.

         (d) In the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrower shall have the right, subject to obtaining the consents required by Section 13.12(b), upon five Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to terminate the entire Revolving Loan Commitment and Acquisition Loan Commitment of such Lender, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender (including all amounts, if any, owing pursuant to Section 1.11, but excluding amounts owing in respect of Term Loans maintained by such Lender, if such Term Loans are not being repaid pursuant to Section 13.12(b)) are repaid concurrently with the effectiveness of such termination (at which time Annex I shall be deemed modified to reflect such changed amounts) and at such time, unless the respective Lender continues to have outstanding Term Loans hereunder, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such repaid Lender.

         3.03 MANDATORY REDUCTION OF COMMITMENTS. (a) The Total Commitment shall terminate in its entirety on July 14, 2000 (or such earlier date as Odyssey or the Borrower shall have notified the Administrative Agent in writing that it has terminated discussions regarding the Recapitalization) unless the Initial Borrowing Date has occurred on or before such date.

         (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Initial A Term Loan Commitment shall (i) be reduced (x) on each Initial A Term Loan Borrowing Date in an amount equal to the aggregate principal amount of Initial A Term Loans incurred on each such date,
(ii) terminate in its entirety (to the extent not theretofore terminated) on the earlier of (x) the Initial A Term Loan Commitment Termination Date (after giving effect to any Initial A Term Loans to be made on such date) and (y) unless the Required Lenders otherwise agree, on the date on which a Change of Control occurs, and (iii) prior to the termination of the Total Initial A Term Loan Commitment, be permanently reduced from time to time to the extent required by
Section 4.02(j).

         (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Initial B Term Loan Commitment shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the incurrence of Initial B Term Loans on such date).

         (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Incremental A Term Loan Commitment of each Lender provided pursuant to a particular Incremental Term Loan Commitment Agreement shall terminate in its entirety on the respective Incremental A Term Loan Borrowing Date for such Incremental Term Loan Commitment Agreement (after giving effect to the incurrence of the Incremental A Term Loans on each such date).

         (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Incremental B Term Loan Commitment of each Lender provided pursuant to a particular Incremental Term Loan Commitment Agreement shall terminate in its entirety on the respective Incremental B Term Loan Borrowing Date for such Incremental Term Loan Commitment Agreement (after giving effect to the incurrence of the Incremental B Term Loans on each such date).

         (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment shall (i) terminate in its entirety on the earlier of (x) the Revolving Loan Maturity Date and (y) unless the Required Lenders otherwise agree, the date on which a Change of Control occurs, and (ii) be permanently reduced from time to time in accordance with the requirements of Section 4.02(j).

         (g) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Acquisition Loan Commitment shall (i) terminate in its entirety on the earlier of (x) the Conversion Date and (y) unless the Required Lenders otherwise agree, the date on which a Change of Control occurs, and (ii) be permanently reduced from time to time in accordance with the requirements of Section 4.02(j).

         (h) Each reduction and/or termination of the Total Initial A Term Loan Commitment, the Total Initial B Term Loan Commitment, the Total Incremental A Term Loan Commitment, the Total Incremental B Term Loan Commitment, the Total Revolving Loan Commitment and the Total Acquisition Loan Commitment pursuant to this Section 3.03 shall be applied to proportionately and permanently reduce and/or terminate the Initial A Term Loan Commitment, the Initial B Term Loan Commitment, the Incremental A Term Loan Commitment, the Incremental B Term Loan Commitment, the Revolving Loan Commitment and the Acquisition Loan Commitment, as the case may be, of each Lender with such a Commitment.

         SECTION 4. PAYMENTS.

         4.01 VOLUNTARY PREPAYMENTS. (a) The Borrower shall have the right to prepay the Loans, and the right to allocate such prepayments to Revolving Loans, Swingline Loans, Acquisition Revolving Loans and/or Term Loans as the Borrower elects, in whole or in part, without premium or penalty except as otherwise provided in Section 1.11, from time to time on the following terms and conditions:

                  (i) the Borrower shall give the Administrative Agent at the Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are A Term Loans, B Term Loans, Revolving Loans, Swingline Loans or Acquisition Loans, the amount of such prepayment, the Type of Loans to be repaid and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower prior to 12:00 Noon (New York time) (x) at least one Business Day prior to the date of such prepayment in the case of Base Rate Loans, (y) on or prior to the date of such prepayment in the case of Swingline Loans and (z) at least three Business Days prior to the date of such prepayment in the case of Eurodollar Loans, which notice shall, except in the case of Swingline Loans, promptly be transmitted by the Administrative Agent to each of the Lenders;

                  (ii) each prepayment (other than prepayments in full of (x) all outstanding Base Rate Loans or (y) any outstanding Borrowing of Eurodollar Loans) shall be in an aggregate principal amount of at least
         (x) $500,000, in the case of Term Loans, Revolving Loans and Acquisition Revolving Loans, and (y) $100,000, in the case of Swingline Loans, PROVIDED that no partial prepayment of Eurodollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Eurodollar Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto;

                  (iii) each voluntary prepayment of Term Loans pursuant to this
         Section 4.01(a) shall be applied to the A Term Loans, Acquisition Term Loans and, subject to the provisions of Section 4.02(m), B Term Loans on a PRO RATA basis (based upon the then outstanding principal amount of A Term Loans, Acquisition Term Loans and B Term Loans);

                  (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO rata among such Loans, PROVIDED that, at the Borrower's election, in connection with any prepayment of Revolving Loans or Acquisition Revolving Loans pursuant to this Section 4.01(a), such prepayment shall not, so long as no Default or Event of Default then exists, be applied to any Revolving Loans or Acquisition Revolving Loans of a Defaulting Lender; and

                  (v) each prepayment of principal of any Tranche of Term Loans pursuant to this Section 4.01(a) shall be applied to reduce the then remaining Scheduled Repayments of such Tranche on a PRO RATA basis (based upon the then remaining amount of each such Scheduled Repayment after giving affect to all prior reductions thereto).

         (b) In the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to repay all Loans of such Lender (including all amounts, if any, owing pursuant to Section 1.11), together with accrued and unpaid interest, Fees and all other amounts then owing to such Lender (or owing to such Lender with respect to the Tranche which gave rise to the need to obtain such Lender's individual consent) in accordance with said Section 13.12(b), so long as (A) in the case of the repayment of Revolving Loans and/or Acquisition Revolving Loans of any Lender pursuant to this clause (b), the Revolving Loan Commitment and/or Acquisition Loan Commitment of such Lender is terminated concurrently with such repayment pursuant to Section 3.02(d) (at which time Annex I shall be deemed modified to reflect the changed Revolving Loan Commitments and/or Acquisition Loan Commitments), and (B) the consents required by Section 13.12(b) in connection with the repayment pursuant to this clause (b) shall have been obtained.

         4.02 MANDATORY REPAYMENTS AND COMMITMENT REDUCTIONS. (a) If on any date the sum of (i) the aggregate outstanding principal amount of Revolving Loans and Swingline Loans (after giving effect to all other repayments thereof on such date) and (ii) the Letter of Credit Outstandings on such date (after giving effect to all other repayments thereof on such date) exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of Swingline Loans, and if no Swingline Loans are or remain outstanding, Revolving Loans in an aggregate amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent on such date an amount in cash and/or Cash Equivalents equal to such excess (up to the aggregate amount of Letter of Credit Outstandings at such time) and the Administrative Agent, for the benefit of the RL Lenders, shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent.

         (b) In addition to any other mandatory repayments pursuant to this
Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of A Term Loans, to the extent then outstanding, as is equal to the product of (I) the aggregate principal amount of all A Term Loans outstanding on March 1, 2002 (before giving effect to any Initial A Term Loans incurred on such date) and (II) the respective percentage set forth opposite each such date below (each such repayment, as the same may be reduced as provided in Sections 4.01(a) and 4.02(j), a "Tranche A Scheduled Repayment"):

   TRANCHE A SCHEDULED REPAYMENT DATE               PERCENTAGE
          March 1, 2002                               2.500%
          June 1, 2002                                2.500%
          September 1, 2002                           3.750%
          December 1, 2002                            3.750%
          March 1, 2003                               3.750%
          June 1, 2003                                3.750%
          September 1, 2003                           5.625%
          December 1, 2003                            5.625%
          March 1, 2004                               5.625%
          June 1, 2004                                5.625%
          September 1, 2004                           6.875%
          December 1, 2004                            6.875%
          March 1, 2005                               6.875%
          June 1, 2005                                6.875%
          September 1, 2005                           7.500%
          December 1, 2005                            7.500%
          March 1, 2006                               7.500%
          A Term Loan Maturity Date                   7.500%

In addition to the foregoing, in the event that any Initial A Term Loans are incurred on or after the first Tranche A Scheduled Repayment set forth in the table above, each of such Initial A Term Loans shall thereafter amortize on each Tranche A Scheduled Repayment Date occurring after the incurrence thereof on a percentage basis determined based upon the relative percentages set forth above for the remaining Tranche A Scheduled Repayments thereafter through and including the A Term Loan Maturity Date.

         (c) In addition to any other mandatory repayments pursuant to this
Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of B Term Loans, to the extent then outstanding, as is equal to the product of (I) the aggregate principal amount of all B Term Loans outstanding on March 1, 2002 and (II) the respective percentage set forth opposite each such date below (each such repayment, as the same may be reduced as provided in Sections 4.01(a) and 4.02(j), a "Tranche B Scheduled Repayment"):

    TRANCHE B SCHEDULED REPAYMENT DATE              PERCENTAGE
          March 1, 2002                               0.250%
          June 1, 2002                                0.250%
          September 1, 2002                           0.250%
          December 1, 2002                            0.250%
          March 1, 2003                               0.250%
          June 1, 2003                                0.250%
          September 1, 2003                           0.250%
          December 1, 2003                            0.250%
          March 1, 2004                               0.250%
          June 1, 2004                                0.250%
          September 1, 2004                           0.250%
          December 1, 2004                            0.250%
          March 1, 2005                               0.250%
          June 1, 2005                                0.250%
          September 1, 2005                           0.250%
          December 1, 2005                            0.250%
          March 1, 2006                               0.250%
          June 1, 2006                                0.250%
          September 1, 2006                           8.000%
          December 1, 2006                            8.000%
          March 1, 2007                               8.000%
          June 1, 2007                                8.000%
          September 1, 2007                           15.875%
          December 1, 2007                            15.875%
          March 1, 2008                               15.875%
          B Term Loan Maturity Date                   15.875%

         (d) In addition to any other mandatory repayments pursuant to this
Section 4.02, (i) if on any date the aggregate outstanding principal amount of Acquisition Revolving Loans (after giving effect to all other repayments thereof on such date) exceeds the Total Acquisition Loan Commitment as in effect on such date (determined, in the case of the Conversion Date, immediately prior to giving effect to the termination of the Total Acquisition Loan Commitment on such date), the Borrower shall repay on such date Acquisition Revolving Loans in an aggregate amount equal to such excess, and (ii) on each date set forth below, the Borrower shall be required to repay that principal amount of Acquisition Term Loans, to the extent then outstanding, as is equal to the product of (I) the aggregate principal amount of all

Acquisition Term Loans outstanding on the Conversion Date (after giving effect to the termination of the Total Acquisition Loan Commitment on such date) and
(II) the respective percentage set forth opposite each such date below (each such repayment, as the same may be reduced as provided in Sections 4.01(a) and 4.02(j), an "Acquisition Loan Scheduled Repayment":

     ACQUISITION LOAN SCHEDULED REPAYMENT DATE            PERCENTAGE
     June 1, 2004                                           11.11%
     September 1, 2004                                      11.11%
     December 1, 2004                                       11.11%
     March 1, 2005                                          11.11%
     June 1, 2005                                           11.11%
     September 1, 2005                                      11.11%
     December 1, 2005                                       11.11%
     March 1, 2006                                          11.11%
     Acquisition Loan Maturity Date                         11.12%

         (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Initial Borrowing Date on which the Borrower or any of its Subsidiaries receives Net Sale Proceeds from any Asset Sale, an amount equal to 100% of the Net Sale Proceeds from such Asset Sale shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and
(k); PROVIDED that (i) during any fiscal year of the Borrower, up to $3,000,000 in aggregate Net Sale Proceeds received during such fiscal year may be retained by the Borrower and its Subsidiaries without giving rise to a mandatory repayment and/or commitment reduction pursuant to this Section 4.02(e) so long as no Specified Default exists at the time such Net Sale Proceeds are received and such Net Sale Proceeds shall be used to purchase assets used or to be used in the businesses permitted pursuant to Section 9.01 (including, without limitation (but only to the extent permitted by Section 9.02), the purchase of the capital stock of a Person engaged in such businesses) within 360 days following the date of receipt of such Net Sale Proceeds from such Asset Sale and
(ii) if all or any portion of such Net Sale Proceeds not required to be so applied are not so used within such 360 day period, such remaining portion shall be applied on the last day of such period (or such earlier date, if any, as the Board of Directors of the Borrower or such Subsidiary, as the case may be, determines not to reinvest the Net Sale Proceeds relating to such Asset Sale as set forth above) as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k).

         (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Initial Borrowing Date on which the Borrower or any of its Subsidiaries receives any cash proceeds from any incurrence of Indebted-ness (other than Indebtedness permitted to be incurred pursuant to Section 9.04 as in effect on the Effective Date) by the Borrower or any of its Subsidiaries, an amount equal to 100% of the cash proceeds (net of all underwriting discounts, fees and commissions and other costs and expenses associated therewith) of the respective incurrence of Indebtedness shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k).

         (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Initial Borrowing Date on which the Borrower or any of its Subsidiaries receives any cash proceeds from any sale or issuance of preferred or common equity (including from the sale or issuance of options, warrants or rights to purchase any such equity) of (or cash capital contributions to) the Borrower or any of its Subsidiaries (other than proceeds received from (i) the Equity Financing, (ii) equity contributions to any Subsidiary of the Borrower made by the Borrower or any Subsidiary of the Borrower, (iii) the sale or issuance by the Borrower of shares of its common stock or Qualified Preferred Stock (including as a result of the exercise of any options or warrants with regard thereto), or options or warrants to purchase shares of its common stock or Qualified Preferred Stock, to any employee, officer or director of the Borrower or any of its Subsidiaries in an aggregate amount not to exceed $1,000,000 in any fiscal year of the Borrower (exclusive of interest payments made on any Employee Carry Loans during such fiscal year), (iv) private equity issuances to, and/or private capital contributions from, Odyssey and its Affiliates, management shareholders of the Borrower and other shareholders of the Borrower (or from Persons who, as a result of any such private investment, shall become shareholders of the Borrower), the proceeds of which (in the case of this clause (iv)) are used to fund all or a portion of the purchase price for a Permitted Acquisition, and (v) equity issuances made within 120 days after the Initial Borrowing Date to Odyssey's or its Affiliate's limited partners and co-investors to the extent not giving rise to an Event of Default under Section 10.10), an amount equal to 100% of such cash proceeds (net of all underwriting discounts, fees and commissions and other costs and expenses associated therewith) of the respective equity issuance or capital contribution shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k); PROVIDED, HOWEVER, if at the time of such equity issuance or capital contribution no Specified Default then exists and the Total Leverage Ratio at such time (determined before giving effect to any payment required on such date pursuant to this Section 4.02(g)) is less than 4.25:1:00, then only 65% of such net cash proceeds shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and
(k).

         (h) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 days following each date on or after the Initial Borrowing Date on which the Borrower or any of its Subsidiaries receives any cash proceeds from any Recovery Event (other than cash proceeds from Recovery Events in an amount less than $100,000 per Recovery Event), an amount equal to 100% of the cash proceeds from such Recovery Event (net of reasonable costs including, without limitation, legal costs and expenses, and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory repayment in accordance with the requirements of Sections 4.02(j) and (k); PROVIDED that (x) so long as no Specified Default then exists and such proceeds do not exceed $2,500,000, such proceeds shall not be required to be so applied on such date to the extent that an Authorized Officer of the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used or shall be committed to be used to replace or restore any properties or assets in respect of which such proceeds were paid within one year following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended) and (y) so long as no Specified Default then exists and if (i) the amount of such proceeds exceeds $2,500,000, (ii) the amount of such proceeds, together with other cash available to the Borrower and its Subsidiaries and permitted to be spent by them on Capital Expenditures during the relevant period pursuant to Sections 9.08(a) and (b), equals at least 100% of the cost of replacement or restoration of the properties or assets in respect of which such proceeds were paid as determined by the Borrower and as supported by such estimates or bids from contractors or subcontractors or such other supporting information as the Administrative Agent may reasonably request, (iii) an Authorized Officer of the Borrower has delivered to the Administrative Agent a certificate on or prior to the date the application would otherwise be required pursuant to this Section 4.02(h) in the form described in clause (x) above and also certifying its determination as required by preceding clause (ii) and certifying the sufficiency of business interruption insurance and other funds from operations as required by succeeding clause (iv), and (iv) an Authorized Officer of the Borrower has delivered to the Administrative Agent such evidence as the Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent establishing that the Borrower has sufficient business interruption insurance and that the Borrower will receive payment thereunder, as well as will have sufficient cash flow from operations, in such amounts and at such times as are necessary to satisfy all obligations and expenses of the Borrower (including, without limitation, all debt service requirements, including pursuant to this Agreement), without any delay or extension thereof, for the period from the date of the respective casualty, condemnation or other event giving rise to the Recovery Event and continuing through the completion of the replacement or restoration of respective properties or assets, then the entire amount of the proceeds of such Recovery Event and not just the portion in excess of $2,500,000 shall be deposited with the Administrative Agent pursuant to a cash collateral arrangement reasonably satisfactory to the Administrative Agent whereby such proceeds shall be disbursed to the Borrower from time to time as needed to pay actual costs incurred by it or its applicable Subsidiary in connection with the replacement or restoration of the respective properties or assets (pursuant to such certification requirements as may be established by the Administrative Agent), PROVIDED further, that at any time while an Event of Default has occurred and is continuing, the Required Lenders may direct the Administrative Agent (in which case the Administrative Agent shall, and is hereby authorized by the Borrower to, follow said directions) to apply any or all proceeds then on deposit in such collateral account to the repayment of Obligations hereunder, and PROVIDED FURTHER, that if all or any portion of such proceeds not required to be applied as a mandatory repayment and/or commitment reduction pursuant to the second preceding proviso (whether pursuant to clause
(x) or (y) thereof) are either (A) not so used or committed to be so used within one year after the date of the respective Recovery Event or (B) if committed to be used within one year after the date of receipt of such net proceeds and not so used within 18 months after the date of respective Recovery Event then, in either such case, such remaining portion not used or committed to be used in the case of preceding clause (A) and not used in the case of preceding clause (B) shall be applied on the date which is the first anniversary of the date of the respective Recovery Event in the case of clause (A) above or the date occurring 18 months after the date of the respective Recovery Event in the case of clause
(B) above (or, in either case, such earlier date, if any, as the Board of Directors of the Borrower or such Subsidiary, as the case may be, determines not to reinvest the net proceeds relating to such Recovery Event as set forth above) as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k).

         (i) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each Excess Cash Flow Payment Date, an amount equal to 50% of the Excess Cash Flow for the relevant Excess Cash Flow Payment Period shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(j) and (k); PROVIDED, HOWEVER, that if the Total Leverage Ratio on the respective Excess Cash Flow Payment Date (determined before giving effect to any payment required on such date pursuant to this Section 4.02(i)) is 5.25:1.00 or greater, such percentage of the Excess Cash Flow required to be applied on such date pursuant to this Section 4.02(i) shall be increased to 75%.

         (j) Each amount required to be applied pursuant to Sections 4.02(e) through (i), inclusive, in accordance with the requirements of this Section 4.02(j), shall be applied (i) first, as a mandatory repayment of outstanding Term Loans on a PRO RATA basis, with the A Term Loans to be allocated the A Term Loan Percentage of the amount of such repayment, the B Term Loans to be allocated the B Term Loan Percentage of the amount of such repayment, and the Acquisition Term Loans to be allocated the Acquisition Term Loan Percentage of the amount of such repayment, (ii) second, to the extent in excess of the amounts required to be applied pursuant to the preceding clause (i), to permanently reduce the Total Acquisition Loan Commitment, (iii) third, to the extent in excess of the amounts required to be applied pursuant to the preceding clauses (i) and (ii), to permanently reduce the Total Initial A Term Loan Commitment, and (iv) fourth, to the extent in excess of the amounts required to be applied pursuant to the preceding clauses (i), (ii) and (iii), to permanently reduce the Total Revolving Loan Commitment. The amount of each principal repayment of each Tranche of outstanding Term Loans made as required by this
Section 4.02(j) shall be applied to reduce the then remaining Scheduled Repayments of such Tranche of Term Loans on a PRO RATA basis (based upon the then remaining unpaid principal amounts of such Scheduled Repayments of the respective Tranche of Term Loans after giving effect to all prior reductions thereto).

         (k) With respect to each repayment of Loans required by this Section 4.02, the Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, PROVIDED that: (i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the

Minimum Borrowing Amount applicable thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Tranche of Loans made pursuant to a Borrowing shall be applied PRO RATA among such Tranche of Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

         (l) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Loans shall be repaid in full on the respective Maturity Date for such Loans and (ii) unless the Required Lenders otherwise agree, all outstanding Loans shall be repaid in full upon the occurrence of a Change of Control.

         (m) Notwithstanding anything to the contrary contained in Section 4.01(a) or above in this Section 4.02, at any time and to the extent that (x) A Term Loans and/or (y) Acquisition Term Loans remain outstanding, with respect to any mandatory repayments of B Term Loans (excluding Tranche B Scheduled Repayments and repayments pursuant to Section 4.02(l)) otherwise required above pursuant to this Section 4.02, and with respect to that portion of any voluntary prepayment of Term Loans pursuant to Section 4.01(a) which, in accordance with the provisions of clause (iv) thereof is required to be applied to B Term Loans, if on or prior to the date the respective mandatory repayment is otherwise required to be made pursuant to this Section 4.02 or on or prior to the date of the respective voluntary prepayment pursuant to Section 4.01(a), the Borrower has given the Administrative Agent written notification that the Borrower has elected to give each Lender with a B Term Loan the right to waive such Lender's right to receive such repayment or prepayment (the "Waivable Repayment"), the Administrative Agent shall notify such Lenders of such receipt and the amount of the repayment or prepayment to be applied to each such Lender's B Term Loans. In the event any such Lender with a B Term Loan desires to waive such Lender's right to receive any such Waivable Repayment in whole or in part, such Lender shall so advise the Administrative Agent no later than 5:00 P.M. (New York time) three Business Days after the date of such notice from the Administrative Agent which notice shall also include the amount such Lender desires to receive. If any such Lender does not reply to the Administrative Agent within such three Business Day period, it will be deemed acceptance of the total payment. If any such Lender does not specify an amount it wishes to receive, it will be deemed acceptance of 100% of the total payment. In the event that any such Lender waives such Lender's right to any such Waivable Repayment, the Administrative Agent shall apply 100% of the amount so waived by such Lenders (x) to prepay the A Term Loans and Acquisition Term Loans (i) in the case of a prepayment pursuant to Section 4.01(a), PRO RATA in accordance with Section 4.01(a) (determined as if no B Term Loans are outstanding) or (ii) in the case of a repayment pursuant to Section 4.02, PRO RATA in accordance with Section 4.02(j) (determined as if no B Term Loans are outstanding). If the Borrower elects to give the notice described above in this Section 4.02(m) with respect to any voluntary prepayment or mandatory repayment, the amount of the respective Waivable Repayment shall be deposited with the Administrative Agent on the date the voluntary prepayment is otherwise made pursuant to Section 4.01(a) or the date the mandatory repayment would otherwise be required pursuant to the relevant provisions of this Section 4.02, as the case may be (and held by the Administrative Agent as cash collateral for the B Term Loans and, but only to the extent Lenders with B Term

Loans waive their right to receive their share of the Waivable Repayment, for the A Term Loans and Acquisition Term Loans in a cash collateral account which shall permit the investment thereof in Cash Equivalents reasonably satisfactory to the Administrative Agent until the proceeds are applied to the applicable Loans) and the respective repayment shall not be required to be made until the fifth Business Day occurring after the date the respective repayment would otherwise have been required to be made. Notwithstanding anything to the contrary contained above in this Section 4.02(m), (i) if one or more Lenders waives its right to receive all or any part of any Waivable Repayment, but less than all the Lenders holding B Term Loans waive in full their right to receive 100% of the total payment otherwise required with respect to the Tranche B Term Loans, then of the amount actually applied to the repayment of B Term Loans of Lenders which have waived in part, but not in full, their right to receive 100% of such repayment, such amount shall be applied to each then outstanding Borrowing of B Term Loans on a PRO RATA basis (so that each Lender holding B Term Loans shall, after giving effect to the application of the respective repayment, maintain the same percentage (as determined for such Lender, but not the same percentage as the other Lenders hold and not the same percentage held by such Lender prior to repayment) of each Borrowing of B Term Loans which remains outstanding after giving effect to such application) and (ii) the Borrower's option pursuant to this Section 4.02(m) with respect to any repayment shall only be applicable so long as, and to the extent that, any A Term Loans or Acquisition Term Loans are outstanding.

         4.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or under any Note shall be made to the Administrative Agent for the ratable account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in immediately available funds and in U.S. Dollars at the Payment Office. Any payments under this Agreement or under any Note which are made later than 12:00 Noon (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

         4.04 NET PAYMENTS. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such nonexcluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees, subject to

Section 1.14, to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees, subject to Section 1.14, to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

         (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04(b) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (or successor form) (with respect to the portfolio interest exemption) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, such Lender will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI, Form W-8BEN (with respect to the benefits of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a
Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes (or, if later, the date such Lender became party to this Agreement).

         SECTION 5A. CONDITIONS PRECEDENT TO THE INITIAL BORROWING DATE. The obligation of each Lender to make each Loan to the Borrower hereunder, and the obligation of the Letter of Credit Issuer to issue each Letter of Credit hereunder, in either case on the Initial Borrowing Date is subject, at the time of the making of such Loans or the issuance of such Letters of Credit to the satisfaction of the following conditions:

         5A.01 EXECUTION OF AGREEMENT; NOTES. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender that has requested same the appropriate A Term Note, B Term Note, Acquisition Note and/or Revolving Note and to BTCo, to the extent that BTCo has requested same, the Swingline Note, in each case executed by the Borrower and in the amount, maturity and as otherwise provided herein.

         5A.02 OFFICER'S CERTIFICATE. On the Initial Borrowing Date, the Administrative Agent shall have received a certificate dated such date signed by an Authorized Officer of the Borrower stating that all of the applicable conditions set forth in Sections 5A.05 through 5A.10, inclusive, and Section
6.01 have been satisfied on such date.

         5A.03 OPINIONS OF COUNSEL. On the Initial Borrowing Date, the Administrative Agent shall have received (i) an opinion, addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date, from Latham & Watkins, special counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit F-1 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request, and (ii) an opinion, addressed to the Administrative Agent, the Collateral Agent and each of the Lenders dated the Initial Borrowing Date, from Thompson Hine & Flory LLP, special counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit F-2 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request.

         5A.04 CORPORATE DOCUMENTS; PROCEEDINGS. (a) On the Initial Borrowing Date, the Administrative Agent shall have received from each Credit Party a certificate, dated the Initial Borrowing Date, signed by the chairman, a vice-chairman, the president or any vice-president of such Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, in the form of Exhibit G with appropriate insertions, together with copies of the certificate of incorporation and by-laws of such Credit Party (or equivalent organizational documents) and the resolutions of such Credit Party referred to in such certificate and all of the foregoing (including each such certificate of incorporation and by-laws (or equivalent organizational documents)) shall be reasonably satisfactory to the Agents.

         (b) On the Initial Borrowing Date, all corporate, partnership, limited liability company and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Agents, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which the Agents reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

         (c) On the Initial Borrowing Date and after giving effect to the Transaction, the corporate and capital structure (including, without limitation, the terms of any capital stock, options, warrants or other securities issued by the Borrower or any of its Subsidiaries) of the Borrower and each of its Subsidiaries shall be in form and substance reasonably satisfactory to the Agents.

         5A.05 ADVERSE CHANGE, ETC. On or prior to the Initial Borrowing Date, nothing shall have occurred since December 31, 1999 (and neither the Lenders nor the Agents shall have become aware of any facts or conditions not previously known) which the Required Lenders or the Agents shall determine has had, or could reasonably be expected to have, (i) a Material Adverse Effect or (ii) a material adverse effect on the Transaction.

         5A.06 LITIGATION. On the Initial Borrowing Date, there shall be no actions, suits, proceedings or investigations pending or threatened which the Agents or the Required Lenders shall determine could reasonably be expected to (i) have a Material Adverse Effect or (ii) have a material adverse effect on the Transaction; it being understood that, for the purpose of this Section 5A.06, the settlement of, or entry or payment of a judgment for, the EFCO Litigation in an aggregate amount not to exceed $15,000,000 (exclusive of post-judgment interest) will not, in and of itself, have a Material Adverse Effect or a material adverse effect on the Transaction.

         5A.07 APPROVALS. On or prior to the Initial Borrowing Date, (i) all necessary governmental (domestic and foreign), regulatory and material third party approvals and/or consents in connection with the Credit Documents, the other Transaction Documents, the Transaction and otherwise referred to herein or therein shall have been obtained and remain in full force and effect and (ii) all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction, the making of the Loans, the issuance of Letters of Credit and the transactions contemplated by the Transaction Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the consummation of the Transaction or the making of the Loans, the issuance of Letters of Credit or the transactions contemplated by the Transaction Documents.

         5A.08 CONSUMMATION OF THE RECAPITALIZATION. (a) On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies of the Recapitalization Documents, with those Recapitalization Documents which were executed on January 19, 2000 to be in the form so executed with any changes thereto or waivers of the terms therein to be reasonably satisfactory to the Agents and the Required Lenders, and with all other Recapitalization Documents to be in form and substance reasonably satisfactory to the Agents and the Required Lenders. All conditions precedent to the consummation of the Recapitalization as set forth in the Recapitalization Documents shall have been satisfied, and not waived unless consented to by the Agents and the Required Lenders (which consent shall not be unreasonably withheld or delayed), to the reasonable satisfaction of the Agents and the Required Lenders. The Recapitalization shall have been consummated in all material respects in accordance with the terms and conditions of the Recapitalization Documents and all applicable laws.

         (b) John A. Ciccarelli shall continue to be the chief executive officer of the Borrower pursuant to employment arrangements reasonably satisfactory to the Agents.

         5A.09 REFINANCING; ETC. (a) On the Initial Borrowing Date, the commitments (if any) under the Indebtedness to be Refinanced shall have been terminated, all loans outstanding thereunder shall have been repaid in full, together with all accrued and unpaid interest thereon, all accrued and unpaid fees thereon shall have been paid in full, all letters of credit issued thereunder shall have been terminated and all other amounts owing pursuant to the Indebtedness to be Refinanced shall have been repaid in full.

         (b) On the Initial Borrowing Date, all security interests in respect of, and Liens securing, obligations under the Indebtedness to be Refinanced shall have been terminated and released to the satisfaction of the Agents, and the Administrative Agent shall have received all such releases as may have been requested by the Agents, which releases shall be in form and substance reasonably satisfactory to the Agents. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement Form UCC-1 or equivalent was filed with respect to the Borrower or any of its Subsidiaries in connection with the security interests created pursuant to the Indebtedness to be Refinanced and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights or similar interests of the Borrower or any of its Subsidiaries on which filings have been made to secure obligations under the Indebtedness to be Refinanced and (iii) terminations of all mortgages, leasehold mortgages and deeds of trusts created with respect to property of the Borrower or any of its Subsidiaries to secure the obligations under the Indebtedness to be Refinanced, all of which shall be in form and substance reasonably satisfactory to the Agents.

         (c) On or prior to the Initial Borrowing Date, the Dayton Trust shall have been dissolved (and all Trust Preferred Stock shall have been cancelled) and any Subordinated Debentures that remain outstanding after giving effect to the Transaction shall have been distributed directly to the holders of the Trust Preferred Stock in accordance with the terms of the Subordinated Debenture Indenture and the Trust Agreement.

         5A.10 CONSUMMATION OF THE EQUITY FINANCING; SENIOR SUBORDINATED NOTES ISSUANCE; ETC. (a) On the Initial Borrowing Date, (i) the Borrower shall have received gross cash proceeds of at least $100,000,000 in connection with the Equity Financing (less that amount consisting of roll-over equity as provided in clause (ii) below), (ii) certain existing shareholders of the Borrower shall have rolled-over and retained their equity (including options) in the Borrower with an aggregate value of no more than $6,240,000 (it being understood that the sum of the amounts referred to in preceding clause (i) and in this clause (ii) shall be at least $100,000,000) and (iii) the Borrower shall have used the entire amount of such gross cash proceeds to make payments owing in connection with the Transaction prior to utilizing any proceeds of Loans for such purpose. The terms and conditions of the Equity Financing Documents shall not provide for any mandatory repayments, redemptions, repurchases, sinking fund payments or dividends that are not permitted under the terms of this Agreement (unless the Total Commitment has been terminated, all Loans have been repaid in full, all Letters of Credit have been terminated and all other Obligations have been paid in full), and all conditions precedent to the consummation of the Equity Financing as set forth in the Equity Financing Documents shall have been satisfied (and not waived, unless consented to by the Agents and the Required Lenders (which consent shall not be unreasonably withheld or delayed)), to the reasonable satisfaction of the Agents and the Required Lenders. The Equity Financing shall have been consummated in all material respects in accordance with the terms and conditions of the Equity Financing Documents and all applicable laws.

         (b) On the Initial Borrowing Date, (i) the Borrower shall have received gross cash proceeds of $165,645,280 from the issuance by it of the Senior Subordinated Notes and (ii) the Borrower shall have used the entire amount of such cash proceeds to make payments owing in connection with the Transaction prior to utilizing any proceeds of Loans for such purpose. All of the terms and conditions of the Senior Subordinated Note Documents shall be reasonably satisfactory to the Agents and the Required Lenders, and all conditions precedent to the issuance of the Senior Subordinated Notes as set forth in the Senior Subordinated Note Documents shall have been satisfied (and not waived, unless consented to by the Agents and the Required Lenders (which consent shall not be unreasonably withheld or delayed)), to the reasonable satisfaction of the Agents and the Required Lenders. The issuance of the Senior Subordinated Notes shall have been consummated in all material respects in accordance with the terms and conditions of the Senior Subordinated Note Documents and all applicable laws.

         5A.11 PLEDGE AGREEMENT; SECURITY AGREEMENT; ETC. (a) On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered the Pledge Agreement in the form of Exhibit H (as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as pledgee thereunder, all of the Securities referred to (and as defined) therein, endorsed in blank in the case of promissory notes or accompanied by executed and undated stock powers in the case of capital stock, along with evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the Pledge Agreement have been taken and the Pledge Agreement shall be in full force and effect.

         (b) On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit I (as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof, the "Security Agreement") covering all of the Security Agreement Collateral of such Credit Party, together with:

                  (i) executed copies of Financing Statements (Form UCC-1) or appropriate local equivalent in appropriate form for filing under the UCC or appropriate local equivalent of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the Security Agreement;

                  (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, each of a recent date listing all effective financing statements that name the Borrower or any of its Subsidiaries as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such financing statements that name the Borrower or any of its Subsidiaries as debtor (none of which shall cover the Collateral except (x) those with respect to which appropriate termination statements executed by the secured lender thereunder have been delivered to the Administrative Agent or
         (y) to the extent evidencing Permitted Liens);

                  (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the Security Agreement; and

                  (iv) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the Security Agreement have been taken;

and the Security Agreement shall be in full force and effect.

         5A.12 SUBSIDIARIES GUARANTY. On the Initial Borrowing Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered the Subsidiaries Guaranty in the form of Exhibit J (as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof, the "Subsidiaries Guaranty"), and the Subsidiaries Guaranty shall be in full force and effect.

         5A.13 EMPLOYEE BENEFIT PLANS; SHAREHOLDERS' AGREEMENTS; MANAGEMENT AGREEMENTS; EMPLOYMENT AGREEMENTS; COLLECTIVE BARGAINING AGREEMENTS; EXISTING INDEBTEDNESS AGREEMENTS; TAX ALLOCATION AGREEMENTS. On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent upon the Administrative Agent's request, true and correct copies, certified as true and complete by an Authorized Officer of the Borrower of:

                  (i) all Plans and Multiemployer Plans (and for each Plan or Multiemployer Plan that is required to file an annual report on Internal Revenue Service Form 5500, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements, with or for the benefit of current or former employees of the Borrower or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any Multiemployer Plan only to the extent that any document described therein is in the possession of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "Employee Benefit Plans");

                  (ii) all agreements (including, without limitation, shareholders' agreements, stockholders' agreements, subscription agreements and registration rights agreements) entered into by the Borrower or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to its capital stock, in each case, that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Shareholders' Agreements");

                  (iii) all material agreements with members of, or with respect to, the management of the Borrower or any of its Subsidiaries (other than Employment Agreements) that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Management Agreements");

                  (iv) all material employment agreements entered into by the Borrower or any of its Subsidiaries (collectively, the "Employment Agreements");

                  (v) all collective bargaining agreements applying or relating to any employee of the Borrower or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Collective Bargaining Agreements");

                  (vi) all agreements evidencing or relating to Existing Indebtedness of the Borrower that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Existing Indebtedness Agreements"); and

                  (vii) any tax sharing, tax allocation or similar agreements entered into by the Borrower or any of its Subsidiaries (collectively, the "Tax Allocation Agreements");

all of which Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Employment Agreements, Collective Bargaining Agreements, Existing Indebtedness Agreements and Tax Allocation Agreements shall be in form and substance reasonably satisfactory to the Agents.

         5A.14 SOLVENCY OPINION; INSURANCE CERTIFICATES; FINANCIAL STATEMENTS; BUDGETS; LANDLORD Waivers. On or before the Initial Borrowing Date, the Administrative Agent shall have received:

                  (i) a solvency opinion from Valuation Research Corporation, addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date, in form and substance reasonably acceptable to the Agents, setting forth the conclusions that, after giving effect to the Transaction and the incurrence of all the financings contemplated herein, the Borrower and its Subsidiaries (taken as a whole) are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature;

                  (ii) evidence of insurance complying with the requirements of
         Section 8.03 for the business and properties of the Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Agents and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be canceled or revised without at least 30 days' prior written notice by the insurer to the Collateral Agent;

                  (iii) true and correct copies of the historical financial statements, the PRO FORMA financial statements and the Projections referred to in Sections 7.10(b) and (e), which historical financial statements, PRO FORMA financial statements and Projections shall be consistent with the financial information set forth in the Confidential Information Memorandum dated April 2000 and delivered to the Lenders as part of the Transaction;

                  (iv) a budget of the Borrower and its Subsidiaries in reasonable detail for each of the twelve months of the Borrower's current fiscal year; and

                  (v) the Borrower and its Subsidiaries shall have used their reasonable best efforts to obtain, and shall, to the extent so obtained, have delivered to the Administrative Agent fully executed counterparts of landlord waivers, in form and substance reasonably satisfactory to the Agents, with respect to those Leaseholds of the Borrower and the Subsidiary Guarantors as are designated on Annex V.

         5A.15 PAYMENT OF FEES. On the Initial Borrowing Date, all costs, fees and expenses, and all other compensation due to the Agents or the Lenders (including, without limitation, legal fees and expenses) shall have been paid to the extent due.

         SECTION 5B. CONDITIONS PRECEDENT TO THE CONSPEC ACQUISITION TO THE EXTENT CONSUMMATED ON OR PRIOR TO THE CONSPEC ACQUISITION TERMINATION DATE. The obligation of each Lender to make each Loan to the Borrower hereunder to finance the Conspec Acquisition (to the extent that same is consummated on or prior to the Conspec Acquisition Termination Date) is subject, at the time of the making of such Loans, to the satisfaction of the following conditions:

         5B.01. INITIAL BORROWING DATE. On or prior to the Conspec Acquisition Date, the Initial Borrowing Date shall have occurred.

         5B.02 OFFICER'S CERTIFICATE. On the Conspec Acquisition Date, the Administrative Agent shall have received a certificate dated such date signed by an Authorized Officer of the Borrower stating that all of the applicable conditions set forth in Sections 5B.04 through 5B.07, inclusive, and Section
6.01 have been satisfied on such date.

         5B.03 CORPORATE DOCUMENTS; PROCEEDINGS. (a) On the Conspec Acquisition Date, the Administrative Agent shall have received from each Conspec Entity a certificate, dated the Conspec Acquisition Date, signed by the chairman, a vice-chairman, the president or any vice-president of such Conspec Entity, and attested to by the secretary or any assistant secretary of such Conspec Entity, in the form of Exhibit G with appropriate insertions, together with copies of the certificate of incorporation and by-laws of such Conspec Entity (or equivalent organizational documents) and the resolutions of such Conspec Entity referred to in such certificate and all of the foregoing (including each such certificate of incorporation and by-laws (or equivalent organizational documents)) shall be reasonably satisfactory to the Agents.

         (b) On the Conspec Acquisition Date, all corporate, partnership, limited liability company and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the Conspec Acquisition shall be reason-ably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

         5B.04 ADVERSE CHANGE, ETC. Except as disclosed in the Schedules to the Conspec Share Purchase Agreement as in effect on May 23, 2000 or as approved pursuant to Section 5B.06, there shall have been no change in the financial condition, results of operations, business, properties or prospects of the Conspec Entities since June 30, 1999 that (when aggregated with all such changes) (x) would have a Conspec Material Adverse Effect on the Conspec Entities (which, for purposes of this Section 5B.04, shall mean a "Material Adverse Effect" as defined in the Conspec Share Purchase Agreement as in effect on the date hereof), or (y) would have a material adverse effect on the ability of the shareholders of the Conspec Entities to consummate the transactions contemplated by the Conspec Share Purchase Agreement.

         5B.05 APPROVALS. On or prior to the Conspec Acquisition Date, all necessary governmental (domestic and foreign) approvals required in connection with the Conspec Acquisition and the related incurrence of Loans to finance the same shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which, in the reasonable judgment of the Agents, restrains, prevents or imposes materially adverse conditions upon the Conspec Acquisition and the related incurrence of Loans to finance the same. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the Conspec Acquisition or the related incurrence of Loans to finance the same.

         5B.06 CONSUMMATION OF THE CONSPEC ACQUISITION. On or prior to the Conspec Acquisition Date, there shall have been delivered to the Administrative Agent a true and correct copy of the Conspec Share Purchase Agreement, with any changes thereto or waivers of the terms therein made after May 23, 2000 (including, without limitation, waivers of conditions precedent) to be reasonably satisfactory to Administrative Agent (other than with respect to immaterial amounts or waivers). The Conspec Acquisition shall have been consummated in all material respects in accordance with the terms and conditions of the Conspec Share Purchase Agreement and all applicable laws.

         5B.07 REFINANCING; ETC. (a) On or prior to the Conspec Acquisition Date, all Indebtedness for borrowed money of the Conspec Entities shall have been terminated and repaid in full, together with all accrued and unpaid interest and fees thereon and all other amounts owing pursuant thereto.

         (b) On or prior to the Conspec Acquisition Date, all security interests in respect of, and Liens securing, obligations under all Indebtedness for borrowed money of the Conspec Entities shall have been terminated and released to the satisfaction of the Administrative Agent, and the Administrative Agent shall have received all such releases as may have been requested by the Administrative Agent, which releases shall be in form and substance reasonably satisfactory to the Agent. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement Form UCC-1 or equivalent was filed with respect to the Conspec Entities in connection with the security interests created pursuant to the Indebtedness for borrowed money of the Conspec Entities and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights or similar interests of the Conspec Entities on which filings have been made to secure obligations under such Indebtedness and (iii) terminations of all mortgages, leasehold mortgages and deeds of trusts created with respect to property of the Conspec Entities to secure the obligations under such Indebtedness, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

         5B.08 PLEDGE AGREEMENT; SECURITY AGREEMENT; ETC. (a) On the Conspec Acquisition Date, all requirements of clauses (c) and (d) of Section 8.14 required by their terms to have been satisfied at the time of the Conspec Acquisition shall have been satisfied.

         5B.09 SUBSIDIARIES GUARANTY. On the Conspec Acquisition Date, each Conspec Entity shall have duly authorized, executed and delivered the Subsidiaries Guaranty.

         5B.10 INSURANCE CERTIFICATES. On or before the Conspec Acquisition Date, the Administrative Agent shall have received evidence of insurance complying with the requirements of Section 8.03 for the business and properties of the Conspec Entities, in scope, form and substance reasonably satisfactory to the Administrative Agent and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be canceled or revised without at least 30 days' prior written notice by the insurer to the Collateral Agent.

         5B.11 PAYMENT OF FEES. On the Conspec Acquisition Date, all costs, fees and expenses, and all other compensation due to the Administrative Agent or the Lenders (including, without limitation, legal fees and expenses) shall have been paid to the extent due.

         SECTION 6. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date but excluding Mandatory Borrowings made thereafter, which shall be made as provided in Section 1.01(g)), and the obligation of a Letter of Credit Issuer to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

         6.01 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in each other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

         6.02 NOTICE OF BORROWING; LETTER OF CREDIT REQUEST. (a) Prior to the making of each Loan (excluding Swingline Loans and Mandatory Borrowings), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of any Swingline Loan, the Swingline Lender shall have received the notice required by Section 1.03(b)(i).

         (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Letter of Credit Issuer shall have received a Letter of Credit Request meeting the requirements of Section 2.02(a).

         The occurrence of the Initial Borrowing Date and the acceptance of the benefits or proceeds of each Credit Event shall constitute a representation and warranty by the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Section 5A (with respect to Credit Events on the Initial Borrowing Date) and in Section 5B and in this Section 6 (with respect to Credit Events on or after the Initial Borrowing Date) and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Sections 5A and 5B and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance satisfactory to the Agents and the Required Lenders.

         SECTION 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Lenders to enter into this Agreement and to make the Loans and issue and/or participate in the Letters of Credit provided for herein, the Borrower makes the following representations, warranties and agreements with the Lenders, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement, the making of the Loans and the issuance of the Letters of Credit (with the occurrence of each Credit Event being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the date of each such Credit Event, unless stated to relate to a specific earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date):

         7.01 ORGANIZATIONAL STATUS. Each of the Borrower and each of its Subsidiaries (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         7.02 POWER AND AUTHORITY. Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance of the Transaction Documents to which it is a party. Each Credit Party has duly executed and delivered each Transaction Document to which it is a party and each such Transaction Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         7.03 NO VIOLATION. Neither the execution, delivery or performance by any Credit Party of the Transaction Documents to which it is a party, nor compliance by any Credit Party with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject (including, without limitation, the Existing Indebtedness) or (iii) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of the Borrower or any of its Subsidiaries.

         7.04 LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best knowledge of the Borrower, threatened with respect to the Borrower or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; PROVIDED that, for the purpose of this Section 7.04, the settlement of, or entry or payment of a judgment for, the EFCO Litigation in an aggregate amount not to exceed $25,000,000 (exclusive of post-judgment interest) will not, in and of itself, have a Material Adverse Effect (it being understood that this proviso shall not be deemed to imply that the settlement of, or entry or payment of a judgment for, the EFCO Litigation in an aggregate amount exceeding $25,000,000 (exclusive of post-judgment interest) shall necessarily constitute, in and of itself, a Material Adverse Effect). Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

         7.05 USE OF PROCEEDS; MARGIN REGULATIONS. (a) The proceeds of all Initial A Term Loans shall be utilized to (i) make cash payments to the holders of the Trust Preferred Stock and/or Subordinated Debentures who have elected to convert same into the right to receive cash in accordance with the terms of the Trust Agreement, the Subordinated Debenture Indenture and the Merger Agreement or (ii) to reimburse the Borrower for payments theretofore paid for the purposes described in clause (i) of this Section 7.05(a).

         (b) The proceeds of all Initial B Term Loans shall be utilized to finance, in part, the Transaction (other than for the purposes described in clause (a) of this Section 7.05) and to pay the fees and expenses incurred in connection therewith.

         (c) The proceeds of all Revolving Loans and Swingline Loans shall be utilized for the general corporate and working capital purposes of the Borrower and its Subsidiaries (including to effect Permitted Acquisitions and make Capital Expenditures, in each case to the extent permitted by this Agreement); PROVIDED that no more than $7,500,000 of Revolving Loans and Swingline Loans in the aggregate may be utilized on the Initial Borrowing Date to finance the Transaction (other than for the purposes described in clause (a) of this Section 7.05) and to pay the fees and expenses incurred in connection therewith.

         (d) The proceeds of all Incremental Term Loans shall be utilized to finance Permitted Acquisitions and to pay the fees and expenses incurred in connection therewith.

         (e) The proceeds of all Acquisition Revolving Loans shall be used to finance Permitted Acquisitions and to pay the fees and expenses incurred in connection therewith.

         (f) Neither the making of any Loan, nor the use of the proceeds thereof, nor the occurrence of any other Credit Event, will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System and no part of any Credit Event (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

         7.06 GOVERNMENTAL APPROVALS. Except as may have been obtained or made on or prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date), no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Transaction Document or (ii) the legality, validity, binding effect or enforceability of any Transaction Document.

         7.07 INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         7.08 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         7.09 TRUE AND COMPLETE DISCLOSURE. All factual information (excluding the Projections, which are subject to Section 7.10(e)) (taken as a whole) heretofore or contempor-aneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Transaction Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

         7.10 FINANCIAL CONDITION; FINANCIAL STATEMENTS. (a) On and as of the Initial Borrowing Date, on a PRO FORMA basis after giving effect to the Transaction and all other transactions contemplated by the Transaction Documents and to all Indebtedness incurred, and to be incurred, and Liens created, and to be created, by each Credit Party in connection therewith, (x) the sum of the assets (including capital stock and promissory notes), at a fair valuation, of each of the Borrower (on a stand-alone basis) and the Borrower and its Subsidiaries (taken as a whole) will exceed its debts, (y) it has not incurred nor intended to, nor believes that it will, incur debts beyond its ability to pay such debts as such debts mature and (z) it will have sufficient capital with which to conduct its business. For purposes of this Section 7.10(a), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. (b) (i) The consolidated balance sheets of the Borrower and its Subsidiaries for the fiscal years ended December 31, 1999, 1998 and 1997, respectively, and for the fiscal quarter ended March 31, 2000, and the related consolidated statements of income, cash flows and shareholders' equity of the Borrower and its Subsidiaries for the fiscal years and fiscal quarter ended on such dates, copies of which have been furnished to the Lenders prior to the Initial Borrowing Date, present fairly in all material respects the consolidated financial position of the Borrower and its Subsidiaries at the date of such balance sheets and the consolidated results of the operations of the Borrower and its Subsidiaries for the periods covered thereby. All of the foregoing historical financial statements have been prepared in accordance with GAAP consistently applied except as disclosed in the notes thereto.

         (ii) The PRO FORMA consolidated financial statements of the Borrower and its Subsidiaries at December 31, 1999 after giving effect to the Transaction and the financing therefor, copies of which have been furnished to the Lenders prior to the Initial Borrowing Date, present fairly in all material respects the PRO FORMA consolidated financial position of the Borrower and its Subsidiaries as of December 31, 1999 and the PRO FORMA consolidated results of operations of the Borrower and its Subsidiaries for the twelve-month period ended on December 31, 1999. Such PRO FORMA financial statements have been prepared on a basis consistent with the historical financial statements set forth in clause (i) of this Section 7.10(b).

         (c) Since December 31, 1999 (but after giving effect to the Transaction as if same had occurred prior thereto), nothing has occurred that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

         (d) Except as fully reflected in the financial statements described in
Section 7.10(b) and the Indebtedness incurred under the Transaction Documents,
(i) there were as of the Initial Borrowing Date (and after giving effect to any Loans made on such date), no liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) and (ii) the Borrower does not know of any basis for the assertion against the Borrower or any of its Subsidiaries of any such liability or obligation which as to clauses (i) and
(ii) above, either individually or in the aggregate, has had, or could be reasonably likely to have, a Material Adverse Effect.

         (e) The Projections have been prepared on a basis consistent with the financial statements referred to in Section 7.10(b) (except as may otherwise be indicated in the Projections), and are based on good faith estimates and assumptions made by the management of the Borrower. On the Initial Borrowing Date (i) such management believed that the Projections were reasonable and attainable and (ii) there is no fact known to the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect which has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

         7.11 SECURITY INTERESTS. On and after the Initial Borrowing Date, each of the Security Documents creates (or after the execution and delivery thereof will create), as security for the Obligations, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons, and subject to no other Liens (other than Permitted Liens), in favor of the Collateral Agent. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings which shall have been made on or prior to the tenth day after the Initial Borrowing Date as contemplated by Section 5A.11(b) or on or prior to the execution and delivery thereof as contemplated by Sections 8.11, 8.12 and 9.15.

         7.12 TRANSACTION. At the time of consummation thereof, the Transaction shall have been consummated in all material respects in accordance with the terms of the respective Transaction Documents and all applicable laws. At the time of consummation thereof, all necessary and material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required to make or consummate the Transaction have been obtained, given, filed or taken or waived and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, or the occurrence of any Credit Event or the performance by the Borrower and its Subsidiaries of their respective obligations under the Transaction Documents and all applicable laws. The Transaction has been consummated in all material respects in accordance with the respective Transaction Documents and all applicable laws.

         7.13 COMPLIANCE WITH ERISA. (a) Annex III sets forth, as of the Initial Borrowing Date, each Plan and each Multiemployer Plan. Each Plan (and each related trust, insurance contract or fund) is in material compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred which could reasonably be expected to result in a material liability; to the knowledge of the Borrower, no Multiemployer Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans and the amounts described in the last sentence of Section 7.13(b) with respect to Foreign Plans, would be material to the Borrower and its Subsidiaries; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan and a Multiemployer Plan have been timely made; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan or a Multiemployer Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of
the Code or expects to incur any such material liability under any of the foregoing sections with respect to any Plan or a Multiemployer Plan; no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Plan or a Multiemployer Plan pursuant to the foregoing provisions of ERISA and the Code; except for the standard termination of the Dayton Superior Corporation Employees Retirement Plan, no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV or ERISA; the PBGC has not requested orally or in writing that the Borrower or any Subsidiary or any ERISA Affiliate post a bond or furnish security or make additional contributions to a Plan on account of a Reportable Event which has occurred with respect to a Plan; the PBGC has not notified the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate orally or in writing that the PBGC intends to take any action as a result of a Reportable Event that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or, to the knowledge of the Borrower, threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the date of the most recent Credit Event, could not reasonable be expected to have a Material Adverse Effect; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower, or any ERISA Affiliate has at all times been operated in material compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and
Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan or Multiemployer Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any liability which could reasonably be expected to have a Material Adverse Effect.

         (b) Each Foreign Pension Plan, if any, has been maintained in material compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan, if any, have been timely made. Neither the Borrower nor any of its Subsidiaries has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans determined as of the end of the Borrower's most recently completed fiscal year, did not materially exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

         7.14 CAPITALIZATION. (a) On the Initial Borrowing Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of the Borrower shall consist of 5,000,000 shares of common stock, no par value. All outstanding shares of capital stock of the Borrower have been duly and validly issued and are fully paid and nonassessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except for options, warrants or rights that have been or may be issued from time to time to purchase shares of the Borrower's common stock or Qualified Preferred Stock.

         (b) All outstanding shares of capital stock or other equity interests of each Subsidiary of the Borrower have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. No Subsidiary of the Borrower has outstanding any securities convertible into or exchangeable for its capital stock or other equity interests or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or other equity interests or any stock appreciation or similar rights.

         7.15 SUBSIDIARIES. On and as of the Initial Borrowing Date and after giving effect to the consummation of the Transaction, the Borrower has no Subsidiaries other than those Subsidiaries listed on Annex IV. Annex IV correctly sets forth, as of the Initial Borrowing Date and after giving effect to the Transaction, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock or other equity interests of each of its Subsidiaries and also identifies the direct owner thereof.

         7.16 INTELLECTUAL PROPERTY, ETC. Each of the Borrower and each of its Subsidiaries owns all patents, trademarks, permits, service marks, trade names, technology, proprietary information, copyrights, licenses, franchises and formulas, or other rights with respect to the foregoing, and has obtained assignments of all leases, licenses and other rights of whatever nature, and has in full force and effect all accreditations and certifications, reasonably necessary for the conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

         7.17 COMPLIANCE WITH STATUTES, ETC. Each of the Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations, rules and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such non-compliance as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         7.18 ENVIRONMENTAL MATTERS. (a) Each of the Borrower and each of its Subsidiaries has complied with, and on the date of each Credit Event is in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws and neither the Borrower nor any of its Subsidiaries is liable for any penalties, fines or forfeitures for failure to comply with any of the foregoing. There are no pending or, to the best knowledge of the Borrower, threatened Environmental Claims against the Borrower or any of its Subsidiaries or any Real Property at any time owned, leased or operated by the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, on any property adjoining or in the vicinity of any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

         (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property at any time owned, leased or operated by the Borrower or any of its Subsidiaries except in compliance with all applicable Environmental Laws and as reasonably required in connection with the operation, use and maintenance of such Real Property by the Borrower's or such Subsidiary's business. Hazardous Materials have not at any time been Released on or from any Real Property at any time owned, leased or operated by the Borrower or any of its Subsidiaries. There are not now any underground storage tanks located on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries.

         (c) Notwithstanding anything to the contrary in this Section 7.18, the representations and warranties made in this Section 7.18 shall only be untrue if the effect of any or all conditions, failures, noncompliances, Environmental Claims, Releases and presence of underground storage tanks, in each case of the types described above, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         7.19 PROPERTIES. All Real Property owned by the Borrower and its Subsidiaries and all Leaseholds leased by the Borrower and its Subsidiaries, in each case as of the Initial Borrowing Date and after giving effect to the Transaction, and the nature of the interest therein, is correctly set forth in Annex V. Each of the Borrower and each of its Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in Annex V or in the financial statements referred to in Section 7.10(b), free and clear of all Liens, other than Permitted Liens.

         7.20 LABOR RELATIONS. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or threatened against the Borrower or any of its Subsidiaries and
(iii) no union representation question existing with respect to the employees of the Borrower or any of its Subsidiaries and no union organizing activities are taking place, except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         7.21 TAX RETURNS AND PAYMENTS. Each of the Borrower and each of its Subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of the Borrower and its Subsidiaries in accordance with GAAP. Each of the Borrower and each of its Subsidiaries has at all times paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to date. There is no action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the Borrower, threatened by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. As of the Initial Borrowing Date, neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

         7.22 EXISTING INDEBTEDNESS. Annex VI sets forth a true and complete list of all Indebtedness of the Borrower and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction (excluding the Obligations and the Senior Subordinated Notes, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

         7.23 INSURANCE. Annex VII sets forth a true, correct and complete summary of all insurance carried (including amounts thereof) by the Borrower and its Subsidiaries on and as of the Initial Borrowing Date.

         7.24 REPRESENTATIONS AND WARRANTIES IN OTHER DOCUMENTS. All representations and warranties set forth in the other Transaction Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects as of the Initial Borrowing Date as if such representations or warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date.

         7.25 SUBORDINATED NOTES; ETC. (a) The subordination provisions contained in the Senior Subordinated Notes and in the other Senior Subordinated Note Documents are enforceable against the respective Credit Parties party thereto and the holders of the Senior Subordinated Notes, and all Obligations and Guaranteed Obligations (as defined in the Subsidiaries Guaranty) are within the definition of "Senior Debt" included in such subordination provisions.

         (b) The subordination provisions contained in the Subordinated Debentures are enforceable against the Borrower and the holders of the Subordinated Debentures, and all Obligations consisting of principal and interest are within the definition of "Senior Debt" included in such subordination provisions.

         (c) After the issuance thereof, the subordination provisions contained in any Additional Subordinated Debt will be enforceable against the respective Credit Parties obligated thereunder and the holders of the Additional Subordinated Debt, and all Obligations and Guaranteed Obligations (as defined in the Subsidiaries Guaranty) will be within the definition of "Senior Debt" included in such subordinated provisions.

         (d) After the issuance thereof, the subordination provisions contained in any Shareholder Subordinated Note will be enforceable against the Borrower and the holders of such Shareholder Subordinated Note, and all Obligations will be within the definition of "Senior Indebtedness" included in such subordinated provisions.

         SECTION 8. AFFIRMATIVE COVENANTS. The Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Total Commitment has terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 13.13 which are not then due and payable) incurred hereunder, are paid in full:

         8.01 INFORMATION COVENANTS. The Borrower will furnish, or will cause to be furnished, to each Lender:

         (a) MONTHLY REPORTS. Within 30 days after the end of each fiscal month of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal month and the related consolidated statements of income for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, in each case setting forth comparative figures for the corresponding fiscal month in the prior fiscal year and comparable budgeted figures for such fiscal month as set forth in the respective budget delivered pursuant to Section 8.01(d), all of which shall be certified by the chief financial officer or other Authorized Officer of the Borrower that they fairly present in all material respects on a basis consistent with GAAP the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.

         (b) QUARTERLY FINANCIAL STATEMENTS. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Borrower, (i) the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year and comparable budgeted figures for such quarterly accounting period as set forth in the respective budget delivered pursuant to
Section 8.01(d) and (ii) management's discussion and analysis of the important operational and financial developments during such quarterly accounting period, all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of the Borrower that they fairly present in all material respects in accordance with GAAP the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.

         (c) ANNUAL FINANCIAL STATEMENTS. Within 90 days after the close of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and cash flows for such fiscal year and setting forth comparative consolidated figures for the preceding fiscal year and comparable budgeted figures for such fiscal year as set forth in the respective budget delivered pursuant to Section 8.01(d) and (except for such comparable budgeted figures) certified by Arthur Andersen LLP or such other independent certified public accountants of recognized national standing as shall be reasonably acceptable to the Administrative Agent, in each case to the effect that such statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in its financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default relating to financial or accounting matters which has occurred and is continuing has come to their attention or, if such a Default or an Event of Default has come to their attention, a statement as to the nature thereof (it being understood that such accounting firm shall not have any liability for failure to obtain knowledge of any such Default or Event of Default).

         (d) BUDGETS, ETC. As soon as available but not more than 45 days after the commencement of each fiscal year of the Borrower, a budget of the Borrower and its Subsidiaries (x) in reasonable detail for each of the twelve months and four fiscal quarters of such fiscal year and (y) in summary form for each of the four fiscal years immediately following such fiscal year, in each case as customarily prepared by management for its internal use setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of financial statements pursuant to Sections 8.01(a), (b) and (c), a comparison of the current year to date financial results (other than in respect of the balance sheets included therein) against the budgets required to be submitted pursuant to this clause (d) also shall be presented.

         (e) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in Sections 8.01(a), (b) and (c), a certificate of the chief financial officer or other Authorized Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall, if delivered in connection with the financial statements in respect of a period ending on the last day of a fiscal quarter or fiscal year of the Borrower, set forth (in reasonable detail) the calculations required to establish (x) whether the Borrower and its Subsidiaries were in compliance with the provisions of Sections 4.02(e), 4.02(f), 4.02(g), 4.02(h), 4.02(i), 8.14, 9.02, 9.04, 9.05, 9.06(ii) and 9.08 through and including 9.11, as at the end of such fiscal quarter or year, as the case may be, and (y) the Total Leverage Ratio as at the end of such fiscal quarter or year, as the case may be. In addition, at the time of the delivery of the financial statements provided for in Section 8.01(c), a certificate of the chief financial officer or other Authorized Officer of the Borrower setting forth (in reasonable detail) the amount of, and calculations required to establish the amount of, Excess Cash Flow for the Excess Cash Flow Payment Period ending on the last day of the respective fiscal year.

         (f) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within three Business Days after an officer of the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, which notice shall specify the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto, (ii) any litigation or proceeding pending or threatened (x) against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, (y) with respect to any material Indebtedness of the Borrower or any of its Subsidiaries or (z) with respect to any Transaction Document, (iii) any material governmental investigation pending or threatened against the Borrower or any of its Subsidiaries and (iv) any other event which could reasonably be expected to have a Material Adverse Effect.

         (g) AUDITORS' REPORTS. Promptly upon receipt thereof, a copy of each report or "management letter" submitted to the Borrower or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any of its Subsidiaries and the management's non-privileged responses thereto.

         (h) ENVIRONMENTAL MATTERS. Promptly after obtaining knowledge of any of the following (but only to the extent that any of the following, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect), written notice of:

                  (i) any pending or threatened Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property at any time owned, leased or operated by the Borrower or any of its Subsidiaries;

                  (ii) any condition or occurrence on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries that (x) results in noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

                  (iii) any condition or occurrence on any Real Property at any time owned, leased or operated by the Borrower or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or its Subsidiary, as the case may be, of its interest in such Real Property under any Environmental Law; and

                  (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries.

All such notices referred to above in this Section 8.01(h) shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's response or proposed response thereto. In addition, the Borrower agrees to provide the Lenders with copies of all material communications by the Borrower or any of its Subsidiaries with any Person, government or governmental agency relating to any of the matters set forth in clauses (i)-(iv) above, and such detailed reports relating to any of the matters set forth in clauses (i)-(iv) above as may reasonably be requested by the Administrative Agent or the Required Lenders.

         (i) OTHER INFORMATION. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Borrower or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as the Borrower or any of its Subsidiaries shall send generally to analysts and the holders of their capital stock in their capacity as such holders (to the extent not theretofore delivered to the Lenders pursuant to this Agreement) and, with reasonable promptness, such other information or documents (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of the Required Lenders may reasonably request from time to time.

         8.02 BOOKS, RECORDS AND INSPECTIONS; ANNUAL MEETING WITH LENDERS. (a) The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit, upon notice to the chief financial officer or other Authorized Officer of the Borrower, officers and designated representatives of the Administrative Agent or the Required Lenders to visit and inspect any of the properties or assets of the Borrower and any of its Subsidiaries in whomsoever's possession, and to examine the books of account of the Borrower and any of its Subsidiaries and discuss the affairs, finances and accounts of the Borrower and of any of its Subsidiaries with, and be advised as to the same by, their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or the Required Lenders may desire.

         (b) At the request of the Administrative Agent, the Borrower will within 120 days after the close of each of its fiscal years, hold a meeting (at a mutually agreeable location and time) with all of the Lenders at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the Borrower and its Subsidiaries and the budgets presented for the current fiscal year of the Borrower and its Subsidiaries.

         8.03 INSURANCE. (a) The Borrower will, and will cause each of its Subsidiaries to, (i) maintain, with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and
(ii) furnish to the Administrative Agent and each of the Lenders, upon request, full information as to the insurance carried. In addition to the requirements of the immediately preceding sentence, the Borrower will at all times cause insurance of the types described in Annex VII to be maintained (with the same scope of coverage as that described in Annex VII) at levels which are at least as great as the respective amount described opposite the respective type of insurance on Annex VII. Such insurance shall include physical damage insurance on all real and personal property (whether now owned or hereafter acquired) on an all risk basis, covering the full repair and replacement costs of all such property and business interruption insurance for the actual loss sustained. The provisions of this Section 8.03 shall be deemed supplemental to, but not duplicative of, the provisions of any Security Documents that require the maintenance of insurance.

         (b) The Borrower will, and will cause each of its Subsidiaries to, at all times keep the respective property of the Borrower and its Subsidiaries insured in favor of the Collateral Agent, and all policies or certificates with respect to such insurance (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as certificate holder and loss payee with respect to all property (real and personal), additional insured with respect to general liability and umbrella liability coverage and certificate holder with respect to workers' compensation insurance), (ii) shall state that such insurance policies shall not be canceled or materially changed without at least 30 days' prior written notice thereof by the respective insurer to the Collateral Agent and (iii) shall be deposited with the Collateral Agent.

         (c) If the Borrower or any of its Subsidiaries shall fail to maintain any insurance in accordance with this Section 8.03, or if the Borrower or any of its Subsidiaries shall fail to so name the Collateral Agent as an additional insured or loss payee, as the case may be, or so deposit all certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance, and the Borrower agrees to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for all costs and expenses of procuring such insurance.

         8.04 PAYMENT OF TAXES. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 9.03; PROVIDED that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

         8.05 EXISTENCES AND FRANCHISES. The Borrower will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, authority to do business, licenses, certifications, accreditations, trademarks, copyrights and patents; PROVIDED, HOWEVER, that (i) any transaction permitted by Section 9.02 will not constitute a breach of this
Section 8.05 and (ii) nothing in this Section 8.05 shall prevent (x) the loss by the Borrower or any of its Subsidiaries of its qualification as a foreign corporation, partnership or limited liability company in any jurisdiction or (y) the loss by the Borrower or any of its Subsidiaries of any of their respective franchises, licenses, certifications, accreditations, trademarks, copyrights or patents, to the extent that the effect of any such losses of the type described in clause (x) above and this clause (y) could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         8.06 COMPLIANCE WITH STATUTES; ETC. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property except for such noncompliance as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         8.07 COMPLIANCE WITH ENVIRONMENTAL LAWS. (a) (i) The Borrower will comply, and will cause each of its Subsidiaries to comply, with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws and (ii) neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, unless the failure to comply with the requirements specified in clause (i) or (ii) above, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. If the Borrower or any of its Subsidiaries, or any tenant or occupant of any Real Property owned, leased or operated by the Borrower or any of its Subsidiaries, cause or permit any intentional or unintentional act or omission resulting in the presence or Release of any Hazardous Material (except in compliance with applicable Environmental Laws), the Borrower agrees to undertake, and/or to cause any of its Subsidiaries, tenants or occupants to undertake, at their sole expense, any clean up, removal, remedial or other action required pursuant to Environmental Laws to remove and clean up any Hazardous Materials from any Real Property except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; PROVIDED that neither the Borrower nor any of its Subsidiaries shall be required to comply with any such order or directive which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP.

         (b) At the written request of the Administrative Agent or the Required Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, the Borrower will provide, at its sole cost and expense, an environmental site assessment report concerning any Real Property now or hereafter owned, leased or operated by the Borrower or any of its Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent, which approval shall not be unreasonably withheld, addressing the matters in clause (i), (ii) or (iii) below which gives rise to such request (or, in the case of a request pursuant to following clause (i), addressing such matter as may be requested by the Administrative Agent or the Required Lenders) and estimating the range of the potential costs of any removal, remedial or other corrective action in connection with any such matter, provided that in no event shall such request be made unless (i) an Event of Default has occurred and is continuing, (ii) the Lenders receive notice under
Section 8.01(h) for any event for which notice is required to be delivered for any such Real Property or (iii) the Administrative Agent or the Required Lenders reasonably believe that there was a breach of any representation, warranty or covenant contained in Section 7.18 or 8.07(a). If the Borrower fails to provide the same within 60 days after such request was made, the Administrative Agent may order the same, and the Borrower shall grant and hereby grants, to the Administrative Agent and the Lenders and their agents access to such Real Property and specifically grants, the Administrative Agent and the Lenders and their agents an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense.

         8.08 ERISA. (a) As soon as possible and, in any event, within ten (10) days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to each of the Lenders a certificate of the chief financial officer or other Authorized Officer of the Borrower setting forth in reasonable detail information as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed by the Borrower, such Subsidiary, the Plan administrator or such ERISA Affiliate to or with, the PBGC or any other governmental agency, or a Plan or Multiemployer Plan participant, and any notices received by the Borrower, such Subsidiary or such ERISA Affiliate from the PBGC or other governmental agency or a Plan or Multiemployer Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrower has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation
Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation
Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application is reasonably likely to be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made by the Borrower or any Subsidiary of the Borrower with respect to a Plan or Multiemployer Plan or Foreign Pension Plan has not been timely made; that a Plan or Multiemployer Plan has been or is reasonably likely to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that the PBGC has requested orally or in writing that the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate post a bond or furnish security to the PBGC or make additional contributions to a Plan on account of a Reportable Event which has occurred with respect to a Plan; or the PBGC has notified the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate orally or in writing that the PBGC intends to take any action as a result of a Reportable Event that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; that a Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans, exceeds the aggregate amount of such Unfunded Current Liabilities that existed on the Initial Borrowing Date by $1,000,000; that proceedings are reasonably likely to be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan or Multiemployer Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or is reasonably likely to incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will incur any material liability with respect to a Plan or Multiemployer Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower is reasonably likely to incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan in addition to the liabilities that existed on the Initial Borrowing Date pursuant to any such plan or plans.

         (b) The Borrower will deliver to each of the Lenders copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. Upon the request of the Administrative Agent, the Borrower will also deliver to each of the Lenders a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates, notices, annual reports and other information delivered to the Lenders pursuant to the first and second sentences of this paragraph, any material notices received by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan, Multiemployer Plan or Foreign Pension Plan from any government agency or plan administrator or sponsor or trustee, shall be delivered to the Lenders no later than ten (10) days after such records, documents or information is furnished to the PBGC or such notice has been received by the Borrower, such Subsidiary or such ERISA Affiliate, as applicable. The Borrower and each of its applicable Subsidiaries shall insure that all Foreign Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws.

         8.09 GOOD REPAIR. The Borrower will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used in its business are kept in good repair, working order and condition, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar businesses.

         8.10 END OF FISCAL YEARS; FISCAL QUARTERS. The Borrower will, for financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its and its Subsidiaries' fiscal quarters to end on dates which are consistent with a fiscal year end as provided above and the Borrower's practice as in effect on the Initial Borrowing Date.

         8.11 ADDITIONAL SECURITY; FURTHER ASSURANCES. (a) The Borrower will, and will cause each of its Domestic Subsidiaries (and, to the extent Section
8.12 is operative, each of its Foreign Subsidiaries) to, grant to the Collateral Agent security interests in such personal property of the Borrower and its Subsidiaries as are not covered by the original Security Documents, and as may be requested from time to time by the Administrative Agent or the Required Lenders (collectively, the "Additional Security Documents"). All such security interests shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent, in each case constituting valid and enforceable perfected security interests superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

         (b) The Borrower will, and will cause each of its Domestic Subsidiaries (and, to the extent Section 8.12 is operative, each of its Foreign Subsidiaries) to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, the Borrower will cause to be delivered to the Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Administrative Agent to assure themselves that this Section
8.11 has been complied with.

         (c) Each of the Credit Parties agrees that each action required above by this Section 8.11 shall be completed as soon as reasonably possible, but in no event later than 90 days after such action is requested to be taken by the Administrative Agent, the Required Lenders or the Collateral Agent.

         8.12 FOREIGN SUBSIDIARIES SECURITY. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower reasonably acceptable to the Administrative Agent does not within 30 days after a request from the Administrative Agent or the Required Lenders deliver evidence, in form and substance mutually satisfactory to the Administrative Agent and the Borrower, with respect to any Foreign Subsidiary of the Borrower which has not already had all of its stock pledged pursuant to the Pledge Agreement that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, (ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement and (iii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiaries Guaranty, in any such case could reasonably be expected to cause (I) any undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes or
(II) other

Federal income tax consequences to the Credit Parties having a Material Adverse Effect, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the Security Agreement and Pledge Agreement (or another security agreement or pledge agreement in substantially similar form, if needed), granting the Secured Creditors a security interest in all of such Foreign Subsidiary's assets and securing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the Subsidiaries Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary shall execute and deliver the Subsidiaries Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into such Security Agreement or Subsidiaries Guaranty is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 8.12 to be in form and substance reasonably satisfactory to the Administrative Agent.

         8.13 OWNERSHIP OF SUBSIDIARIES. Except to the extent otherwise expressly consented in writing by the Required Lenders or as otherwise permitted by Section 9.05(xv) and the definition of Permitted Acquisition, each Credit Party shall directly or indirectly own 100% of the capital stock or other equity interests of each of its respective Subsidiaries.

         8.14 PERMITTED ACQUISITIONS. (a) Subject to the provisions of this
Section 8.14 and the requirements contained in the definition of Permitted Acquisition, the Borrower and the Subsidiary Guarantors may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition): (i) no Default or Event of Default shall be in existence at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto; (ii) the Borrower shall have given the Administrative Agent and the Lenders at least 10 Business Days' prior written notice of any Permitted Acquisition; (iii) calculations are made by the Borrower of compliance with the covenants contained in Sections 9.09, 9.10 and
9.11 for the Test Period (taken as one accounting period) most recently ended prior to the date of such Permitted Acquisition for which financial statements are available (each, a "Calculation Period"), on a PRO FORMA Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such recalculations shall show that such financial covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period;
(iv) the Borrower shall certify, and the Administrative Agent shall have been satisfied in its reasonable discretion, that the proposed Permitted Acquisition could not reasonably be expected to result in increased tax, ERISA, environmental or other contingent liabilities with respect to the Borrower or any of its Subsidi-aries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (v) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (vi) the Borrower provides to the Administrative Agent and the Lenders a copy of any executed purchase agreement or similar agreement with respect to such Permitted Acquisition; (vii) the aggregate consideration (including, without limitation, (I) the aggregate principal amount of any Indebtedness assumed, incurred or issued in connection therewith, (II) the fair market value (as determined in good faith by the Board of Directors of the Borrower) of any common stock or Qualified Preferred Stock of the Borrower issued as part of the purchase price therefor (provided that no Default or Event of Default under Section 10.10 would result therefrom) and (III) the aggregate amount paid and reasonably expected to be paid pursuant to any earn-out, non-compete or deferred compensation or purchase price arrangements in connection therewith) paid in respect of all Permitted Acquisitions shall not exceed $125,000,000, of which up to, but no more than, $40,000,000 may be used to make Permitted Acquisitions of Persons that, upon the consummation of such Permitted Acquisition, will become direct Wholly-Owned Foreign Subsidiaries of the Borrower; (viii) in respect of any Permitted Acquisition consummated (I) on or prior to June 16, 2001, (A) at least 25% of the aggregate consideration paid therefor shall consist of or shall be funded with new cash equity received by the Borrower and/or common stock and/or Qualified Preferred Stock issued by the Borrower and (B) the Total Leverage Ratio as of the last day of the respective Calculation Period, calculated on a PRO FORMA Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, shall be less than or equal to the Borrower's Total Leverage Ratio as in effect immediately prior to such Permitted Acquisition or (II) after June 16, 2001, if the Total Leverage Ratio as in effect immediately prior to such Permitted Acquisition is (x) greater than or equal to 4.00:1.00, then the Total Leverage Ratio as of the last day of the respective Calculation Period, calculated on a PRO FORMA Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, shall be less than or equal to the Total Leverage Ratio as in effect immediately prior to such Permitted Acquisition, or (y) less than 4.00:1.00, then the Borrower's Total Leverage Ratio as of the last day of the respective Calculation Period, calculated on a PRO FORMA Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, shall be equal to or less than the lesser of (A) 4.00:1.00 and (B) the maximum Total Leverage Ratio required at such time so that no Event of Default then would exist under Section 9.11; (ix) if any proceeds of Revolving Loans and/or Swingline Loans are used to pay any part of the purchase price for such Permitted Acquisition or any fees or expenses incurred in connection therewith, after giving effect to such Permitted Acquisition (and all payments to be made in connection therewith), the Total Unutilized Revolving Loan Commitment shall equal or exceed (I) $20,000,000, if such Permitted Acquisition is consummated between December 1 of any year and January 31 of the following year, (II)

$15,000,000, if such Permitted Acquisition is consummated between either October 1 and November 31 of any year or February 1 and March 31 of any year, or (III) $10,000,000, if such Permitted Acquisition is consummated between April 1 and September 30 of any year; (x) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of the Borrower, certifying to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (v), inclusive, (vii),
(viii) and (ix), and containing the calculations (in reasonable detail) (A) required by the preceding clauses (iii), (vii), (viii) and (ix) and (B) necessary to establish the Acquired EBITDA of the Acquired Entity or Business acquired pursuant to each Permitted Acquisition for the most recently ended 12 month period for which financial statements are available for such Acquired Entity or Business, which calculations shall be reasonably approved by the Administrative Agent; and (xi) if the aggregate consideration paid in respect of any Permitted Acquisition is greater than or equal to $35,000,000, the Borrower shall provide to the Administrative Agent and the Lenders at least 10 Business Days prior to the consummation of any such Permitted Acquisition an audited consolidated balance sheet, together with the related audited consolidated statements of income, cash flows and shareholders' equity for the respective Acquired Entity or Business for either the most recently ended fiscal year or latest twelve months of such Acquired Entity or Business for which financial statements are available, which financial statements shall have been certified by independent certified public accountants of recognized standing.

         (b) In addition to the Permitted Acquisitions permitted pursuant to
Section 8.14(a), the Borrower or a Subsidiary Guarantor may consummate the Conspec Acquisition on or prior to the Conspec Acquisition Termination Date on the terms and conditions set forth in the Conspec Share Purchase Agreement and
Section 5B (it being agreed that, in any event, the aggregate purchase price for the Conspec Acquisition (including any and all fees and expenses incurred after May 23, 2000 in connection therewith) shall not exceed $23,500,000 (plus up to a $3,500,000 post-closing working capital adjustment as provided in the Conspec Share Purchase Agreement)), provided that the Borrower shall nevertheless be required to satisfy each of the requirements of clauses (a)(i) and (a)(v) of this Section 8.14 with respect to the Conspec Acquisition and, to the extent that the Conspec Acquisition is consummated after August 16, 2000, also the requirements in clauses (a)(iii) and (with respect to matters referred to in such clause (a)(iii)) (a)(x)(A) (it being understood and agreed, however, that if the Conspec Acquisition is not consummated on or before the Conspec Acquisition Termination Date, the Conspec Acquisition may thereafter be consummated only if same can then be consummated as a Permitted Acquisition satisfying all of the requirements under Section 8.14(a)).

         (c) At the time of each Permitted Acquisition involving the creation or acquisition of a Subsidiary, or the acquisition of capital stock or other equity interests of any Person, all capital stock or other equity interests thereof created or acquired in connection with such Permitted Acquisition shall be pledged for the benefit of the Secured Creditors pursuant to (and to the extent required by) the Pledge Agreement.

         (d) The Borrower shall cause each Domestic Subsidiary (and, to the extent Section 8.12 is operative, each Foreign Subsidiary) which is formed to effect, or is acquired pursuant to, a Permitted Acquisition to comply with, and to execute and deliver, all of the documentation required by, Sections 8.11 and 9.15, to the satisfaction of the Administrative Agent.

         (e) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by the Borrower that the certifications by the Borrower (or by one or more of its Authorized Officers) pursuant to Sections 8.14(a) and/or (b) are true and correct and that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 10.

         8.15 MAINTENANCE OF CORPORATE SEPARATENESS. The Borrower will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities, including the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of corporate offices and records. Neither the Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of the Borrower or any of its Subsidiaries being ignored, or in the assets and liabilities of the Borrower or any of its Subsidiaries being substantively consolidated with those of any other such Person in a bankruptcy, reorganization or other insolvency proceeding.

         8.16 PERFORMANCE OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, deed of trust, indenture, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         8.17 USE OF PROCEEDS. All proceeds of the Loans shall be used as provided in Section 7.05.

         SECTION 9. NEGATIVE COVENANTS. The Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Total Commitment has terminated, no Letters of Credit or Notes are outstanding and the Loans, together with interest, Fees and all other Obligations (other than any indemnities described in Section 13.13 which are not then due and payable) incurred hereunder, are paid in full:

         9.01 CHANGES IN BUSINESS. The Borrower and its Subsidiaries will not engage in any business other than the businesses in which they are engaged in as of the Effective Date and activities directly related thereto, and similar or related businesses.

         9.02 CONSOLIDATION; MERGER; SALE OR PURCHASE OF ASSETS; ETC. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets

(other than sales of inventory in the ordinary course of business and sales, leases and rentals of Rental Equipment in the ordinary course of business), or enter into any partnerships, joint ventures or sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person or agree to do any of the foregoing at any future time, except that the following shall be permitted:

                  (i) the Borrower and its Subsidiaries may, as lessee, enter into operating leases in the ordinary course of business with respect to real or personal property;

                  (ii) Capital Expenditures by the Borrower and its Subsidiaries to the extent not in violation of Section 9.08;

                  (iii) Investments permitted pursuant to Section 9.05;

                  (iv) the Borrower and its Subsidiaries may, in the ordinary course of business, sell or otherwise dispose of assets (excluding capital stock and other equity interests of Subsidiaries) which, in the reasonable opinion of such Person, are obsolete, uneconomic or worn-out;

                  (v) the Borrower and its Subsidiaries may sell assets (other than the capital stock and other equity interests of any Subsidiary), so long as (v) no Default or Event of Default then exists or would result therefrom, (w) each such sale is in an arm's-length transaction and the Borrower or the respective Subsidiary receives at least fair market value (as determined in good faith by the Borrower or such Subsidiary, as the case may be), (x) the total consideration received by the Borrower or such Subsidiary is at least 80% cash and is paid at the time of the closing of such sale, (y) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 4.02(e) and (z) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (v) shall not exceed $3,000,000 in any fiscal year of the Borrower;

                  (vi) the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not as part of any financing transaction;

                  (vii) the Borrower and its Subsidiaries may grant leases or subleases to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                  (viii) any Subsidiary of the Borrower may transfer assets to the Borrower or to any Wholly-Owned Domestic Subsidiary of the Borrower which is a Subsidiary Guarantor, so long as the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

                  (ix) any Subsidiary of the Borrower may merge with and into, or be dissolved or liquidated into, the Borrower or any Wholly-Owned Domestic Subsidiary of the

         Borrower which is a Subsidiary Guarantor, so long as (i) in the case of any such merger, dissolution or liquidation involving the Borrower, the Borrower is the surviving corporation of any such merger, dissolution or liquidation, (ii) in all other cases, the Wholly-Owned Domestic Subsidiary which is a Subsidiary Guarantor is the surviving corporation of any such merger, dissolution or liquidation and (iii) in all cases, the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation);

                  (x) any Foreign Subsidiary of the Borrower may transfer assets to any Wholly-Owned Foreign Subsidiary of the Borrower;

                  (xi) any Foreign Subsidiary of the Borrower may be merged with and into any Wholly-Owned Foreign Subsidiary of the Borrower so long as the surviving corporation of such merger is a Wholly-Owned Foreign Subsidiary of the Borrower;

                  (xii) the Borrower and its Subsidiaries may sell or exchange specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 90 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged;

                  (xiii) the Borrower and the Subsidiary Guarantors shall be permitted to make Permitted Acquisitions in accordance with the applicable requirements of Section 8.14; and

                  (xiv) the Recapitalization shall be permitted.

To the extent the Required Lenders waive the provisions of this Section 9.02 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 9.02, such Collateral (unless transferred to the Borrower or a Subsidiary thereof) shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as are appropriate in connection therewith.

         9.03 LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to the Borrower or any of its Subsidiaries) or assign any right to receive income, except for the following (collectively, the "Permitted Liens"):

                  (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law which were incurred in the ordinary course of business and which have not arisen to secure Indebtedness for borrowed money, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens, and other similar Liens arising in the ordinary course of business, and which either (x) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

                  (iii) Liens created by or pursuant to this Agreement and the Security Documents;

                  (iv) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Annex VIII, without giving effect to any extensions or renewals thereof except to the extent expressly permitted by Annex VIII, PROVIDED that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries;

                  (v) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 10.09, PROVIDED that no cash or other property shall be pledged by the Borrower or any of its Subsidiaries as security therefor;

                  (vi) Liens (other than any Lien imposed by ERISA) (x) incurred or deposits made in the ordinary course of business of the Borrower and its Subsidiaries in connection with workers' compensation, unemployment insurance and other types of social security, (y) to secure the performance by the Borrower and its Subsidiaries of tenders, statutory obligations (other than excise taxes), surety, stay and customs bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (z) to secure the performance by the Borrower and its Subsidiaries of leases of Real Property, to the extent incurred or made in the ordinary course of business consistent with past practices, PROVIDED that the aggregate amount of deposits at any time pursuant to preceding sub-clause (y) and sub-clause (z) shall not exceed $2,500,000 in the aggregate;

                  (vii) licenses, leases or subleases granted to third Persons in the ordinary course of business not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

                  (viii) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances, in each case not securing Indebtedness and not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (ix) Liens arising from precautionary UCC financing statements regarding operating leases;

                  (x) Liens created pursuant to Capital Leases permitted pursuant to Section 9.04(iv), PROVIDED that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any of its Subsidiaries;

                  (xi) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within 30 days after the respective purchase) of assets acquired after the Initial Borrowing Date, PROVIDED that (i) any such Liens attach only to the assets so purchased, (ii) the Indebtedness secured by any such Lien does not exceed 100%, nor is less than 80%, of the lesser of the fair market value or the purchase price of the property being purchased at the time of the incurrence of such Indebtedness and (iii) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 9.04(iv);

                  (xii) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, PROVIDED that (i) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04(vi), and
         (ii) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries;

                  (xiii) restrictions imposed in the ordinary course of business and consistent with past practices on the sale or distribution of designated inventory pursuant to agreements with customers under which such inventory is consigned by the customer or such inventory is designated for sale to one or more customers;

                  (xiv) Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                  (xv) Liens on the assets of a Foreign Subsidiary which is not a Subsidiary Guarantor securing Indebtedness incurred by such Foreign Subsidiary in accordance with the terms of Section 9.04; and

                  (xvi) other Liens incidental to the conduct of the business or the ownership of the assets of the Borrower or any Subsidiary of the Borrower that (x) were not incurred in connection with borrowed money,
         (y) do not encumber any Collateral or any Real

         Property owned by the Borrower or any Subsidiary of the Borrower and do not in the aggregate materially detract from the value of the assets subject thereto or materially impair the use thereof in the operation of such business and (z) do not secure obligations in excess of $250,000 in the aggregate for all such Liens.

         9.04 INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (ii) Existing Indebtedness outstanding on the Initial Borrowing Date and listed on Annex VI, without giving effect to any subsequent extension, renewal or refinancing thereof except to the extent expressly permitted by Annex VI, provided that (x) the aggregate principal amount of the Indebtedness to be extended, renewed or refinanced does not increase from that amount outstanding at the time of any such extension, renewal or refinancing and (y) in no event may the Subordinated Debentures be refinanced;

                  (iii) Indebtedness under Interest Rate Protection Agreements entered into to protect the Borrower against fluctuations in interest rates in respect of Indebtedness otherwise permitted under this Agreement;

                  (iv) Capitalized Lease Obligations and Indebtedness of the Borrower and its Subsidiaries representing purchase money Indebtedness secured by Liens permitted pursuant to Section 9.03(xi), PROVIDED that
         (i) all such Capitalized Lease Obligations are permitted under Section
         9.08 and (ii) the sum of (x) the aggregate Capitalized Lease Obligations outstanding at any time plus (y) the aggregate principal amount of such purchase money Indebtedness outstanding at such time shall not exceed $5,000,000;

                  (v) Indebtedness constituting Intercompany Loans to the extent permitted by Section 9.05(vi);

                  (vi) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition involving the purchase of an asset or assets securing such Indebtedness), PROVIDED that (i) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition and (ii) at the time of such Permitted Acquisition, such Indebtedness does not exceed 10% of the total value of the assets of the Subsidiary so acquired, or of the assets so acquired, as the case may be;

                  (vii) Indebtedness of the Borrower and the Subsidiary Guarantors under the Senior Subordinated Notes and the other Senior Subordinated Note Documents in an aggregate principal amount not to exceed $170,000,000 (as reduced by any repayments of principal thereof);

                  (viii) Indebtedness of the Borrower under Shareholder Subordinated Notes issued pursuant to Section 9.06(ii);

                  (ix) guaranties by the Borrower and the Subsidiary Guarantors of each other's Indebtedness to the extent that such Indebtedness is otherwise permitted under this Section 9.04 (other than Indebtedness
         (A) permitted under clauses (viii) (which may not be guaranteed by any Subsidiary of the Borrower) and (xiv) (which may only be guaranteed in accordance with the provisions thereof) of this Section 9.04) and (B) in respect of the Subordinated Debentures);

                  (x) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business so long as such Indebtedness is extinguished within three Business Days of the incurrence thereof;

                  (xi) Indebtedness in respect of Other Hedging Agreements to the extent permitted by Section 9.05(xiv);

                  (xii) Indebtedness of the Borrower or any of its Subsidiaries evidenced by completion guarantees, performance bonds and surety bonds incurred in the ordinary course of business for purposes of insuring the performance of the Borrower or such Subsidiary in an aggregate principal amount not to exceed at any time outstanding $2,500,000;

                  (xiii) Indebtedness of the Borrower or any Subsidiary of the Borrower arising from agreements of the Borrower or a Subsidiary of the Borrower providing for indemnification, adjustment of purchase price, earn out or other similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary of the Borrower permitted under this Agreement, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition, PROVIDED that the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Borrower and its Subsidiaries in connection with such disposition;

                  (xiv) so long as no Default or Event of Default then exists or would result therefrom, subordinated Indebtedness of the Borrower issued to finance a Permitted Acquisition to the extent that such subordinated Indebtedness is permitted to be issued at such time pursuant to Section 8.14 (which subordinated Indebtedness, if guaranteed, may only be guaranteed on a subordinated basis by the Subsidiary Guarantors), so long as (i) all of the terms and conditions of, and the documentation for, such subordinated Indebtedness (and any guaranty thereof) is on substantially similar terms and conditions, and evidenced by substantially similar documentation, as the Senior Subordinated Notes and the other Senior Subordinated Note Documents or is otherwise in form and substance reasonably satisfactory to the Administrative Agent and (ii) the aggregate principal amount of all such subordinated Indebtedness outstanding any time does not exceed $75,000,000 (all such subordinated Indebtedness issued pursuant to this clause (xiv) is referred to as "Additional Subordinated Debt");

                  (xv) unsecured Indebtedness of the Borrower or any of its Subsidiaries in the form of earn-out obligations incurred pursuant to a Permitted Acquisition consummated in accordance with Section 8.14; and

                  (xvi) so long as no Default or Event of Default then exists or would result therefrom, additional Indebtedness of the Borrower and its Subsidiaries not otherwise permitted hereunder not exceeding $7,500,000 in aggregate principal amount at any time outstanding.

         9.05 ADVANCES; INVESTMENTS; LOANS. The Borrower will not, and will not permit any of its Subsidiaries to, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except:

                  (i) the Borrower and its Subsidiaries may hold or invest in cash and Cash Equivalents;

                  (ii) the Borrower and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (including the dating of receivables) of the Borrower or such Subsidiary;

                  (iii) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (iv) Interest Rate Protection Agreements entered into in compliance with Section 9.04(iii) shall be permitted;

                  (v) Investments in existence on the Initial Borrowing Date and listed on Annex IX shall be permitted, without giving effect to any additions thereto or replacements thereof;

                  (vi) (x) the Borrower may make intercompany loans and advances to any Subsidiary Guarantor and (y) any Subsidiary Guarantor may make intercompany loans and advances to the Borrower or any other Subsidiary Guarantor (loans pursuant to clauses (x) and (y) of this clause (vi) collectively, "Intercompany Loans"), PROVIDED that (x) each Intercompany Loan shall be evidenced by an Intercompany Note and (y) each such Intercompany Note shall be pledged to the Collateral Agent pursuant to the Pledge Agreement;

                  (vii) loans and advances by the Borrower and its Subsidiaries to officers and employees of the Borrower and its Subsidiaries for moving, travel and similar expenses and for other bonafide business purposes, in each case incurred in the ordinary course of business, in an aggregate outstanding principal amount not to exceed $5,000,000 at any time (determined without regard to any write-downs or write-offs of such loans and advances) shall be permitted;

                  (viii) the Borrower may acquire and hold obligations of one or more officers or other employees of the Borrower or any of its Subsidiaries in connection with such officers' or employees' acquisition of shares of the Borrower's common stock or Qualified Preferred Stock, so long as no cash is actually advanced by the Borrower or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations (collectively, "Employee Carry Loans");

                  (ix) the Borrower and the Subsidiary Guarantors may make cash equity contributions to their respective Subsidiaries which are Subsidiary Guarantors;

                  (x) the Borrower and the Subsidiary Guarantors may make Permitted Acquisitions in accordance with the relevant requirements of
         Section 8.14;

                  (xi) the Borrower and its Subsidiaries may own the capital stock or other equity interests of their respective Subsidiaries created or acquired in accordance with the terms of this Agreement;

                  (xii) the Borrower and the Subsidiary Guarantors may make cash Investments in Wholly-Owned Foreign Subsidiaries which are not Subsidiary Guarantors not to exceed $1,000,000 in the aggregate in any fiscal year of the Borrower (determined without giving effect to any write-downs or write-offs thereof), net of any cash repayments to the Borrower or any such Subsidiary Guarantor;

                  (xiii) the Borrower and its Subsidiaries may acquire and hold non-cash consideration issued by the purchaser of assets in connection with a sale of such assets to the extent permitted by Section 9.02(v);

                  (xiv) the Borrower and its Subsidiaries may enter into Other Hedging Agreements in the ordinary course of business providing protection against fluctuations in currency values in connection with the Borrower's or any of its Subsidiaries' operations so long as management of the Borrower or such Subsidiary, as the case may be, has determined in good faith that the entering into of such Other Hedging Agreements are bona fide hedging activities and are not for speculative purposes; and

                  (xv) the Borrower and its Subsidiaries may make Investments not otherwise permitted by clauses (i) through (xiv) of this Section
         9.05 in an aggregate amount not to
         exceed $7,500,000 (determined without regard to any write-downs or write-offs thereof), net of cash payments of principal in the case of loans and cash equity returns (whether as a dividend or redemption) in the case of equity investments.

         9.06 DIVIDENDS; ETC. The Borrower will not, and will not permit any of its Subsidiaries to, declare or pay any dividends (other than dividends payable solely in common stock of the Borrower or any such Subsidiary, as the case may
be) or return any capital to, its stockholders, partners or other equity holders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders, partners or other equity holders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock or other equity interests, now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, and the Borrower will not permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock or other equity interests of the Borrower or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock or other equity interests) (all of the foregoing "Dividends"), except that:

                  (i) (x) any Subsidiary of the Borrower may pay Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower and (y) any non-Wholly-Owned Subsidiary of the Borrower may pay cash Dividends to its shareholders generally so long as the Borrower or its respective Subsidiary which owns the equity interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests of such Subsidiary);

                  (ii) the Borrower may redeem or purchase shares of its common stock or Qualified Preferred Stock or options to purchase its common stock or Qualified Preferred Stock, as the case may be, held by former officers or employees of the Borrower or any of its Subsidiaries (or corporations owned by former officers or employees) following the termination of their employment or pursuant to the repurchase provisions of employee stock option or stock purchase agreements or other agreements to compensate management employees, PROVIDED that (w) the only consideration paid by the Borrower in respect of such redemptions and/or purchases shall be the discharge of Employee Carry Loans, cash and Shareholder Subordinated Notes, (x) the sum of (I) the aggregate amount paid by the Borrower in cash in respect of all such redemptions and/or purchases plus (II) the aggregate amount of all cash payments made on all Shareholder Subordinated Notes shall not exceed $2,500,000 in any fiscal year of the Borrower, PROVIDED that any unused amount thereof may be carried forward and utilized for such purposes in any succeeding fiscal year of the Borrower (although no more than $5,000,000 in the aggregate may be expended in any fiscal year of the Borrower pursuant to the foregoing provisions of this clause (x) and this proviso), and PROVIDED FURTHER that such amount shall be increased by (A) the amount of any net cash proceeds received by the Borrower from the sale after the

         Initial Borrowing Date of its common stock or Qualified Preferred Stock to management employees of the Borrower and its Subsidiaries not otherwise required to be applied to the payment of Loans pursuant to
         Section 4.02(g), and (B) by the cash proceeds of any "key-man" life insurance policies that are used to make such redemptions or repurchases, and (y) at the time of any cash payment permitted to be made pursuant to this Section 9.06(ii), including any cash payment under a Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom;

                  (iii) repurchases of capital stock of the Borrower deemed to occur upon the exercise of stock options if such capital stock represents a portion of the exercise price thereof shall be permitted so long as no cash is otherwise paid or distributed by the Borrower or any of its Subsidiaries in connection therewith;

                  (iv) the Borrower may pay Dividends on its Qualified Preferred Stock solely through the issuance of additional shares of Qualified Preferred Stock but not in cash; and

                  (v) the Recapitalization shall be permitted.

         9.07 TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of transactions with any Affiliate other than on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would be reasonably expected to be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate; PROVIDED that the following shall in any event be permitted:

                  (i) the Transaction;

                  (ii) transactions by the Borrower and its Subsidiaries to the extent expressly permitted by Sections 9.02, 9.04, 9.05 and 9.06;

                  (iii) Odyssey may be paid an advisory fee in connection with the Transaction on the Initial Borrowing Date in an aggregate amount not to exceed $4,000,000;

                  (iv) customary fees may be paid to non-officer directors of the Borrower;

                  (v) the Borrower and its Subsidiaries may enter into, and may make payments and perform its obligations (including by issuing and purchasing stock, making loans and incurring Indebtedness) under employment agreements, employee benefit plans, indemnification provisions, equity incentive plans and other similar compensatory arrangements with officers and directors of the Borrower and its Subsidiaries in the ordinary course of business, in each case to the extent that such transactions are otherwise permitted by this Agreement; and

                  (vi) the Borrower and its Wholly-Owned Subsidiaries may engage in any transaction among themselves to the extent otherwise permitted under this Agreement.

In no event shall any management, consulting or similar fee be paid or payable by the Borrower or any of its Subsidiaries to any Affiliate (other than the Borrower) except as specifically provided in clause (iii) of this Section 9.07.

         9.08 CAPITAL EXPENDITURES. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that
(i) during the period from the Effective Date through and including December 31, 2000, the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed the product of (I) 5% of the aggregate amount of the Borrower's consolidated net sales from operations for its 1999 fiscal year multiplied by (II) a fraction, the numerator of which is the number of days from the Effective Date through December 31, 2000 and the denominator of which is 365, and (ii) during any fiscal year of the Borrower thereafter (taken as one accounting period), the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed 5% of the aggregate amount of the Borrower's consolidated net sales from operations for its immediately preceding fiscal year (determined on a Pro Forma Basis for each Permitted Acquisition consummated during such immediately preceding fiscal year as if same had occurred on the first day of such immediately preceding fiscal year). Notwithstanding anything to the contrary contained above in this Section 9.08(a) or in the definition of "Capital Expenditures," for purposes of this Section 9.08(a), Capital Expenditures made by the Borrower and its Subsidiaries in any period shall be calculated net of sales of Rental Equipment by the Borrower and its Subsidiaries during such period.

         In addition to the foregoing, in each year in which a Permitted Acquisition is consummated the aggregate amount of Capital Expenditures permitted to be made in such year shall be increased by an amount equal to the product of (I) 20% of the Acquired EBITDA of the respective Acquired Entity or Business acquired in each such Permitted Acquisition for the most recently ended 12-month period for which financial statement are available for such Acquired Entity or Business (as certified in the respective officer's certificate delivered pursuant to clause (x) of Section 8.14(a)) multiplied by (II) a fraction, the numerator of which is the number of days remaining in such fiscal year and the denominator of which is 365.

         (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year of the Borrower (before giving effect to any increase in such permitted Capital Expenditure amount pursuant to this clause (b)) is greater than the amount of Capital Expenditures actually made by the Borrower and its Subsidiaries during such fiscal year, such excess amount may be carried forward and utilized to make Capital Expenditures in succeeding fiscal years, PROVIDED that in no event shall the Borrower and its Subsidiaries make aggregate Capital Expenditures in any fiscal year of the Borrower pursuant to clause (a) above and this clause (b) in excess of 150% of the permitted Capital Expenditure amount for such fiscal year as set forth in clause (a) above (without giving effect to any increase in such amount pursuant to this clause (b)).

         (c) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make additional Capital Expenditures (which Capital Expenditures will not be included in any determination under Section 9.08(a)) with the Net Sale Proceeds of Asset Sales to the extent such proceeds are not required to be applied to repay Term Loans or reduce the Total Revolving Loan Commitment, the Total Initial A Term Loan Commitment or the Total Acquisition Loan Commitment pursuant to Sections 4.02(e) and (j).

         (d) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make additional Capital Expenditures (which Capital Expenditures will not be included in any determination under Section 9.08(a)) with the proceeds received by the Borrower or any of its Subsidiaries from any Recovery Event in accordance with the reinvestment provisions of Section 4.02(h) to the extent such proceeds are not required to be applied to repay Term Loans or reduce the Total Revolving Loan Commitment, the Total Initial A Term Loan Commitment or the Total Acquisition Loan Commitment pursuant to Sections 4.02(h) and (j).

         (e) Notwithstanding the foregoing, the Borrower and the Subsidiary Guarantors may make additional Capital Expenditures (which Capital Expenditures will not be included in any determination under Section 9.08(a)) constituting Permitted Acquisitions effected in accordance with the applicable requirements of Section 8.14.

         9.09 MINIMUM CONSOLIDATED EBITDA. The Borrower will not permit Consolidated EBITDA for any Test Period ending on the last day of a fiscal quarter of the Borrower set forth below to be less than the respective amount set forth opposite such fiscal quarter below:

                   Fiscal Quarter
                  Ending Closest to                           Amount
                  -----------------                           ------
                 September 30, 2000                         $48,000,000
                 December 31, 2000                          $48,000,000
                 March 31, 2001                             $48,000,000
                 June 30, 2001                              $48,000,000
                 September 30, 2001                         $48,000,000
                 December 31, 2001                          $50,000,000
                 March 31, 2002                             $50,000,000
                 June 30, 2002                              $50,000,000
                 September 30, 2002                         $50,000,000
                 December 31, 2002                          $52,500,000
                 March 31, 2003                             $52,500,000
                 June 30, 2003                              $52,500,000


                                      -86-

                   Fiscal Quarter
                  Ending Closest to                           Amount
                  -----------------                           ------
                 September 30, 2003                         $52,500,000
                 December 31, 2003                          $56,200,000
                 March 31, 2004                             $56,200,000
                 June 30, 2004                              $56,200,000
                 September 30, 2004                         $56,200,000
                 December 31, 2004                          $61,500,000
                 March 31, 2005                             $61,500,000
                 June 30, 2005                              $61,500,000




                                      -85-

                   Fiscal Quarter
                  Ending Closest to                           Amount
                  -----------------                           ------
                 September 30, 2005                         $61,500,000
                 December 31, 2005                          $67,100,000
                 March 31, 2006                             $67,100,000
                 June 30, 2006                              $67,100,000
                 September 30, 2006                         $67,100,000
                 December 31, 2006                          $72,800,000
                 March 31, 2007 and the last
                 day of each fiscal quarter of
                 the Borrower thereafter                    $77,000,000

From and after the consummation of any Permitted Acquisition, each of the amounts set forth above in this Section 9.09 shall be increased by an amount equal to 80% of the Acquired EBITDA of the respective Acquired Entity or Business acquired in each such Permitted Acquisition for the most recently ended 12-month period for which financial statements are available for such Acquired Entity or Business (as certified in the respective officer's certificate delivered pursuant to clause (x) of Section 8.14(a)), PROVIDED that each of the amounts set forth above in this Section 9.09 in respect of each Test Period ending prior to the 12-month anniversary of such Permitted Acquisition shall only be increased by the product of 80% of such Acquired EBITDA multiplied by a fraction the numerator of which is the number of days between the date of the consummation of such Permitted Acquisition and the last day of each such Test Period and the denominator of which is 365.

         9.10 CONSOLIDATED INTEREST COVERAGE RATIO. The Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of a fiscal quarter of the Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

                Fiscal Quarter
               Ending Closest to                             Ratio
               -----------------                             -----
               September 30, 2000                           1.70:1.00
               December 31, 2000                            1.70:1.00
               March 31, 2001                               1.70:1.00
               June 30, 2001                                1.70:1.00
               September 30, 2001                           1.70:1.00
               December 31, 2001                            1.75:1.00
               March 31, 2002                               1.75:1.00
               June 30, 2002                                1.75:1.00
               September 30, 2002                           1.75:1.00
               December 31, 2002                            1.85:1.00
               March 31, 2003                               1.85:1.00
               June 30, 2003                                1.85:1.00




                                      -86-

                Fiscal Quarter
               Ending Closest to                             Ratio
               -----------------                             -----
               September 30, 2003                           1.85:1.00
               December 31, 2003                            2.10:1.00
               March 31, 2004                               2.10:1.00
               June 30, 2004                                2.10:1.00
               September 30, 2004                           2.10:1.00
               December 31, 2004                            2.30:1.00
               March 31, 2005                               2.30:1.00
               June 30, 2005                                2.30:1.00
               September 30, 2005                           2.30:1.00
               December 31, 2005                            2.30:1.00
               March 31, 2006                               2.30:1.00
               June 30, 2006                                2.30:1.00
               September 30, 2006                           2.30:1.00
               December 31, 2006 and the
               last day of each fiscal quarter
               of the Borrower thereafter                   2.50:1.00

         9.11 TOTAL LEVERAGE RATIO. The Borrower will not permit the Total Leverage Ratio on the last day of any fiscal quarter of the Borrower set forth below to exceed the respective ratio set forth opposite such fiscal quarter below:

                 Fiscal Quarter
                Ending Closest to                             Ratio
                -----------------                             -----
               September 30, 2000                           5.25:1.00
               December 31, 2000                            5.25:1.00
               March 31, 2001                               5.50:1.00
               June 30, 2001                                5.50:1.00
               September 30, 2001                           5.35:1.00
               December 31, 2001                            5.00:1.00
               March 31, 2002                               5.50:1.00
               June 30, 2002                                5.50:1.00
               September 30, 2002                           5.35:1.00
               December 31, 2002                            5.00:1.00
               March 31, 2003                               5.25:1.00
               June 30, 2003                                5.25:1.00
               September 30, 2003                           5.10:1.00
               December 31, 2003                            4.75:1.00
               March 31, 2004                               5.25:1.00
               June 30, 2004                                5.25:1.00
               September 30, 2004                           5.10:1.00
               December 31, 2004                            4.75:1.00
               March 31, 2005                               5.00:1.00
               June 30, 2005                                5.00:1.00
               September 30, 2005                           4.85:1.00
               December 31, 2005                            4.50:1.00
               March 31, 2006                               4.75:1.00


                                      -87-

                 Fiscal Quarter
                Ending Closest to                             Ratio
                -----------------                             -----
               June 30, 2006                                4.75:1.00
               September 30, 2006                           4.60:1.00
               December 31, 2006 and each fiscal
               quarter of the Borrower thereafter           4.25:1.00

         9.12 LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF INDEBTEDNESS; MODIFICATIONS OF CERTIFICATE OF INCORPORATION, BY-LAWS AND CERTAIN OTHER AGREEMENTS ETC. (a) The Borrower will not, and will not permit any of its Subsidiaries to:

                  (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of (including in each case, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), any Senior Subordinated Notes, any Additional Subordinated Debt or the Nash Note;

                  (ii) make (or give any notice in respect of) any voluntary, optional or mandatory payment or prepayment on or redemption or acquisition for value of (including, in each case, without limitation, by way of depositing with any Person money or securities before due for the purposes of paying when due), any Shareholder Subordinated Notes or make any other payment in respect thereof (whether for principal, interest or other amounts) except as otherwise expressly permitted by
         Section 9.06(ii);

                  (iii) amend or modify, or permit the amendment or modification of, any provision of any Senior Subordinated Note Document, any Shareholder Subordinated Note, any Subordinated Debenture Document, the Nash Note or any Additional Subordinated Debt;

                  (iv) amend, modify or change its certificate or articles of incorporation (including, without limitation, by the filing or modification of any certificate or articles of designation) or by-laws (or the equivalent organizational documents) or any agreement entered into by it with respect to its capital stock (including any Shareholders' Agreement), or enter into any new agreement with respect to its capital stock, unless such amendment, modification, change or other action contemplated by this clause (iv) could not reasonably be expected to be adverse to the interests of the Lenders in any material respect; or

                  (v) amend, modify or change any provision of (x) any Management Agreement, unless such amendment, modification or change could not reasonably be expected to be adverse to the interests of the Lenders (although no amendment or change may be made to any monetary term thereof) or (y) any Tax Allocation Agreement or enter into any new tax sharing agreement, tax allocation agreement or similar agreement without the prior written consent of the Administrative Agent.

         (b) Neither the Borrower nor any of its Subsidiaries shall designate any Indebtedness, other than the Obligations, as "Designated Senior Debt" for purposes of the Senior Subordinated Notes, the other Senior Subordinated Note Documents and the Additional Subordinated Debt.

         9.13 LIMITATION ON ISSUANCE OF CAPITAL STOCK. (a) The Borrower will not, and will not permit any of its Subsidiaries to, issue (i) any preferred stock (or any options, warrants or rights to purchase preferred stock) other than Qualified Preferred Stock of the Borrower or existing preferred stock of a wholly-owned subsidiary of the borrower issued only to the Borrower or (ii) any redeemable common stock (other than common stock that is redeemable at the sole option of the Borrower or such Subsidiary).

         (b) The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiaries, (iii) to qualify directors to the extent required by applicable law, (iv) Subsidiaries formed after the Initial Borrowing Date pursuant to Section 9.15 may issue capital stock in accordance with the requirements of Section 9.15 and (v) for additional issuances of capital stock as a result of capital contributions made pursuant to Sections 9.05(ix), (xii) and (xv). All capital stock issued in accordance with this
Section 9.13(b) shall, to the extent required by the Pledge Agreement, be delivered to the Collateral Agent for pledge pursuant to the Pledge Agreement.

         9.14 LIMITATION ON CERTAIN RESTRICTIONS ON SUBSIDIARIES. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, any encumbrance or restriction on the ability of any such Subsidiary to (x) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any of its Subsidiaries, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (y) make loans or advances to the Borrower or any Subsidiary of the Borrower or (z) transfer any of its properties or assets to the Borrower or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the Senior Subordinated Note Documents and the Additional Subordinated Debt, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (v) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business and (vi) restrictions on the transfer of any assets subject to a Lien permitted by Sections 9.03(iv), (x),
(xi), (xii) and (xv).

         9.15 LIMITATION ON THE CREATION OF SUBSIDIARIES AND JOINT VENTURES. (a) Notwithstanding anything to the contrary contained in this Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Effective Date any Subsidiary; PROVIDED that the Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish, create and, to the extent permitted by Section 8.14, acquire Wholly-Owned Subsidiaries so long as, in each case, (i) at least 10 Business Days' prior written notice thereof is given to the Administrative Agent, (ii) the capital stock or other equity interests of such new Subsidiary is promptly pledged pursuant to, and to the extent required by, this Agreement and the Pledge Agreement and the certificates, if any, representing such stock or other equity interests, together with stock powers duly executed in blank, are delivered to the Collateral Agent, (iii) such new Subsidiary (other than a Foreign Subsidiary except to the extent otherwise required pursuant to Section 8.12) promptly executes a counterpart of the Subsidiaries Guaranty, the Pledge Agreement and the Security Agreement, and (iv) to the extent requested by the Administrative Agent or the Required Lenders, takes all actions required pursuant to Section
8.11. In addition, each new Subsidiary that is required to execute any Credit Document pursuant to this Section 9.15 shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Initial Borrowing Date.

         (b) The Borrower will not, and will not permit any of its Subsidiaries to, create, establish or acquire any non-Wholly-Owned Subsidiary or otherwise enter into any partnerships (except to the extent that such partnership is a Wholly-Owned Subsidiary of the Borrower) or joint ventures, except (in each case) as otherwise permitted by Section 9.05(xv) or the definition of Permitted Acquisition; PROVIDED that, in the event of any such creation, establishment or acquisition of a Subsidiary (other than a Foreign Subsidiary, except to the extent otherwise required pursuant to Section 8.12) the requirements of clauses
(ii), (iii) and (iv) of Section 9.15(a) shall be complied with.

         SECTION 10. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each, an "Event of Default"):

         10.01 PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any Unpaid Drawing, any interest on the Loans or Unpaid Drawings or any Fees or any other amounts owing hereunder or under any other Credit Document; or

         10.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

         10.03 COVENANTS. Any Credit Party shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(f)(i), 8.10, 8.13, 8.14 or 8.17 or Section 9, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 10.01, 10.02 or clause (a) of this Section 10.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days after notice to the defaulting party by the Administrative Agent or the Required Lenders; or

         10.04 DEFAULT UNDER OTHER AGREEMENTS. (a) The Borrower or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations and the Nash Note) beyond the period of grace, if any, provided in the instrument or agreement under which Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due prior to its stated maturity or (b) any Indebtedness (other than the Obligations and the Nash Note) of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (unless such required prepayment or mandatory prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof; PROVIDED that it shall not constitute an Event of Default pursuant to clause (a) or (b) of this Section
10.04 unless the principal amount of any one issue of such Indebtedness, or the aggregate amount of all such Indebtedness referred to in clauses (a) and (b) above, equals or exceeds $3,000,000 at any one time; or

         10.05 BANKRUPTCY, ETC. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries; or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries; or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

         10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, the PBGC shall have requested orally or in writing that the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate post a bond or furnish security to the PBGC or make additional contributions to a Plan on account of a Reportable Event which has occurred with respect to a Plan, or the PBGC shall have notified the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate orally or in writing that the PBGC intends to take any action as a result of a Reportable Event, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or Multiemployer Plan or a Foreign Pension Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan or Multiemployer Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of
the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, a "default" within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Plan or Multiemployer Plan, any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change of Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan or Multiemployer Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually and/or in the aggregate, in the reasonable opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; or

         10.07 SECURITY DOCUMENTS. (a) Except in each case to the extent resulting from the failure of the Collateral Agent to retain possession of the applicable Certificated Securities (as defined in the Pledge Agreement), any Security Document shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.03), and subject to no other Liens (except as permitted by Section 9.03), (b) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to Section 3.2, 3.3, 5, 15 or 17 of the Pledge Agreement or
Section 2.3, 2.4, 2.5, 2.7, 3.6, 4.2, 4.6, 5.2, 5.6 or 6.1 of the Security
Agreement and such default shall continue unremedied for a period of at least 30 days or (c) any Credit Party shall default in the due performance or observance of any other term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue unremedied for a period of at least 30 days after notice to the defaulting party by the Administrative Agent or the Required Lenders; or

         10.08 SUBSIDIARIES GUARANTY. The Subsidiaries Guaranty or any provision thereof shall cease to be in full force and effect, or any Subsidiary Guarantor or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiaries Guaranty; or

         10.09 JUDGMENTS. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving a liability (to the extent not paid or not fully covered by a reputable and solvent insurance company) of $3,000,000 or more for all such judgments and decrees and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

         10.10 CHANGE OF CONTROL. A Change of Control shall have occurred;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against any Subsidiary Guarantor or the Borrower, except as otherwise specifically provided for in this Agreement (PROVIDED that if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and
(ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Commitment Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; (v) direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 10.05, to pay) to the Collateral Agent at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations in respect of Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Letters of Credit then outstanding; and (vi) apply any cash collateral as provided in Section 4.02.

         SECTION 11. DEFINITIONS. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

         "A Term Loan" shall mean, collectively, each Initial A Term Loan and each Incremental A Term Loan.

         "A Term Loan Commitment" shall mean, for each Lender, such Lender's Initial A Term Loan Commitment or Incremental A Term Loan Commitment, as the case may be.

         "A Term Loan Maturity Date" shall mean June 1, 2006.

         "A Term Loan Percentage" shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate principal amount of all A Term Loans outstanding at such time, and the denominator of which is equal to the sum of the aggregate principal amount of all Term Loans outstanding at such time.

         "A Term Note" shall have the meaning provided in Section 1.05(a).

         "A TL Commitment Fee" shall have the meaning provided in Section 3.01(a)(i).

         "Acquired EBITDA" of any Acquired Entity or Business acquired pursuant to a Permitted Acquisition shall mean the consolidated "EBITDA" of such Acquired Entity or Business calculated on a basis consistent with the calculation of Consolidated EBITDA under this Agreement and reasonably approved by the Administrative Agent.

         "Acquired Entity or Business" shall have the meaning provided in the definition of "Permitted Acquisition."

         "Acquisition Loan" shall mean and include each Acquisition Revolving Loan and each Acquisition Term Loan.

         "Acquisition Loan Borrowing Date" shall mean each date on or after the Initial Borrowing Date and prior to the Conversion Date on which the Borrower or any Subsidiary Guarantor consummates a Permitted Acquisition for which all or a portion of the consideration is to be financed with the proceeds of a Borrowing of Acquisition Revolving Loans to be made on such date.

         "Acquisition Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name on Annex I directly below the column entitled "Acquisition Loan Commitment," as the same may be (x) reduced or terminated from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or
(y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04(b).

         "Acquisition Loan Maturity Date" shall mean June 1, 2006.

         "Acquisition Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(d).

         "Acquisition Note" shall have the meaning provided in Section 1.05(a).

         "Acquisition Revolving Loan" shall have the meaning provided in Section 1.01(h).

         "Acquisition Term Loan" shall have the meaning provided in Section 1.01(i).

         "Acquisition Term Loan Percentage" shall mean, at any time a fraction (expressed as a percentage), the numerator of which is equal to the aggregate principal amount of all Acquisition Term Loans outstanding at such time, and the denominator of which is equal to the sum of the aggregate principal amount of all Term Loans outstanding at such time.

         "Additional Security Documents" shall have the meaning provided in
Section 8.11(a).

         "Additional Subordinated Debt" shall have the meaning provided in
Section 9.04(xiv).

         "Adjusted Consolidated Net Income" shall mean, for any period, Consolidated Net Income for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense) and net non-cash losses which were included in arriving at Consolidated Net Income for such period, less the amount of all net non-cash gains (exclusive of items reflected in Adjusted Consolidated Working Capital) which were included in arriving at Consolidated Net Income for such period.

         "Adjusted Consolidated Working Capital" shall mean, at any time, Consolidated Current Assets (but excluding therefrom all cash, Cash Equivalents and deferred income taxes to the extent otherwise included therein) less Consolidated Current Liabilities at such time.

         "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 12.10.

         "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited, to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person; PROVIDED, HOWEVER, that for purposes of Section 9.07, an Affiliate of the Borrower shall include any Person that directly or indirectly owns more than 5% of any class of the capital stock of the Borrower and any officer or director of the Borrower or any such Person.

         "Agent" shall mean and include the Administrative Agent and the Syndication Agent.

         "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

         "AL Commitment Fee" shall have the meaning provided in Section 3.01(a)(iii).

         "AL Lender" shall mean, at any time, each Lender with an Acquisition Loan Commitment or with outstanding Acquisition Loans.

         "Applicable Margin" shall mean: with respect to A Term Loans, B Term Loans, Revolving Loans, Swingline Loans and Acquisition Loans, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective Type of A Term Loans, B Term Loans, Revolving Loans, Swingline Loans or Acquisition Loans and opposite the respective Level (I.E., Level 1, Level 2, Level 3, Level 4, Level 5, Level 6 or Level 7) indicated to have been achieved on the applicable Test Date for such Start Date (as shown on the respective officer's certificate delivered pursuant to Section 8.01(e) or the first proviso below):


                                           Loans (other         Loans (other
                                           than B Term          than B Term
                                              Loans)               Loans)           B Term Loans        B Term Loans
                                           maintained as        maintained as      maintained as        maintained as
                        Total                Base Rate           Eurodollar          Base Rate           Eurodollar
  Level            Leverage Ratio              Loans               Loans              Loans                Loans
----------       ------------------          ---------           ---------        -------------        ---------
     1        Less than 2.75:1.00              0.50%               1.50%              2.00%                3.00%

     2        Greater than or equal to
              2.75:1.00
              but less than 3.25:1.00          0.75%               1.75%              2.00%                3.00%

     3        Greater than or equal to
              3.25:1.00
              but less than 3.75:1.00          1.00%               2.00%              2.00%                3.00%

     4        Greater than or equal to
              3.75:1.00 but less than
              4.25:1.00                        1.25%               2.25%              2.00%                3.00%

     5        Greater than or equal to
              4.25:1.00 but less than
              4.75:1.00                        1.50%               2.50%              2.00%                3.00%


                                      -96-


     6        Greater than or equal to
              4.75:1.00 but less than
              5.25:1.00                        1.75%               2.75%              2.25%                3.25%

     7        Greater than or equal to
              5.25:1.00                        2.00%               3.00%              2.50%                3.50%

; PROVIDED, HOWEVER, that if the Borrower fails to deliver the financial statements required to be delivered pursuant to Section 8.01(b) or (c) (accompanied by the officer's certificate required to be delivered pursuant to Section 8.01(e) showing the applicable Total Leverage Ratio on the relevant Test
Date) on or prior to the respective date required by such Sections, then Level 7 pricing shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer's certificate have been delivered showing the pricing for the respective Margin Reduction Period is at a level which is other than Level 7 (it being understood that, in the case of any late delivery of the financial statements and officer's certificate as so required, the reduced Applicable Margin, if any, shall apply only from and after the date of the delivery of the complying financial statements and officer's certificate); PROVIDED FURTHER, that Level 7 pricing shall apply at any time when any Specified Default is in existence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, Level 5 pricing shall apply for the period from the Initial Borrowing Date to but not including the date which is the first Start Date after the Borrower's fiscal quarter ending closest to September 30, 2000.

         "Asset Sale" shall mean any sale, transfer or other disposition by the Borrower or any of its Subsidiaries to any Person other than the Borrower or any Wholly-Owned Subsidiary of the Borrower of any asset (including, without limitation, any capital stock or other securities of another Person, but excluding the sale by such Person of its own capital stock) of the Borrower or such Subsidiary other than (i) sales, transfers or other dispositions of inventory or Rental Equipment made in the ordinary course of business and (ii) sales of assets pursuant to Sections 9.02(iv), (vi), (vii) and (xii).

         "Assignment and Assumption Agreement" shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit K (appropriately completed).

         "Authorized Officer" shall mean, with respect to (i) delivering Notices of Borrowing, Notices of Conversion/Continuation, Letter of Credit Requests and similar notices, the treasurer or other financial officer of the Borrower, (ii) delivering financial information and officer's certificates pursuant to this Agreement, the treasurer or other senior financial officer of the Borrower, and
(iii) any other matter in connection with this Agreement or any other Credit Document, any officer (or a person or persons so designated by any two officers) of the Borrower reasonably acceptable to the Administrative Agent.

         "B Term Loan" shall mean, collectively, each Initial B Term Loan and each Incremental B Term Loan.

         "B Term Loan Commitment" shall mean, for each Lender, such Lender's Initial B Term Loan Commitment or Incremental B Term Loan Commitment, as the case may be.

         "B Term Loan Maturity Date" shall mean June 1, 2008.

         "B Term Loan Percentage" shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate principal amount of all B Term Loans outstanding at such time, and the denominator of which is equal to the sum of the aggregate principal amount of all Term Loans outstanding at such time.

         "B Term Note" shall have the meaning provided in Section 1.05(a).

         "Bankruptcy Code" shall have the meaning provided in Section 10.05.

         "Base Rate" shall mean, at any time, the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (y) the Prime Lending Rate at such time.

         "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) each other Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

         "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

         "Borrowing" shall mean and include (i) the borrowing of Swingline Loans from the Swingline Lender on a given date and (ii) the borrowing of one Type of Loan pursuant to a single Tranche by the Borrower from all of the Lenders having Commitments with respect to such Tranche on a PRO RATA basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period; PROVIDED that (x) Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans and (ii) any Incremental A Term Loans or Incremental B Term Loans incurred pursuant to Section 1.01(c) or (d), as the case may be, shall be considered part of the Borrowing of the then outstanding A Term Loans or B Term Loans to which such Incremental A Term Loans or Incremental B Term Loans, as the case may be, are added to pursuant to Section 1.15(c).

         "BTCo" shall mean Bankers Trust Company, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.

         "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

         "Calculation Period" shall have the meaning provided in Section 8.14.

         "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with GAAP, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with GAAP) and the amount of all Capitalized Lease Obligations incurred by such Person.

         "Capital Lease" shall mean, as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

         "Capitalized Lease Obligations" shall mean, with respect to any Person, all obligations under Capital Leases of such Person in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

         "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's, (iii) time deposits, certificates of deposit and bankers' acceptances of any Lender or any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $500,000,000 and having a long-term unsecured debt rating of at least "A" or the equivalent thereof from S&P's or "A2" or the equivalent thereof from Moody's, with maturities of not more than one year from the date of acquisition by such Person, (iv) repurchase agreements with a term of not more than 30 days, involving securities of the types described in preceding clause (i), and entered into with commercial banks meeting the requirements of preceding clause (iii), (v) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than one year after the date of acquisition by such Person, (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above and (vii) demand deposit accounts maintained in the ordinary course of business.

         "Change of Control" shall mean, at any time and for any reason whatsoever, (i) the Permitted Holders shall cease to own on a fully diluted basis in the aggregate at least 51% of the economic and voting interest in the Borrower's capital stock, or (ii) Odyssey, its Affiliates and the management shareholders of the Borrower shall, collectively, cease to have the ability to elect, and shall have failed to elect, a majority of the Board of Directors of the Borrower, or (iii) a "change of control" or similar event shall occur as provided in the Senior Subordinated Note Documents or any Additional Subordinated Debt.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

         "Collateral" shall mean all of the Collateral as defined in each of the Security Documents.

         "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors.

         "Collective Bargaining Agreements" shall have the meaning provided in
Section 5A.13.

         "Commitment" shall mean any of the commitments of any Lender, I.E., whether the Initial A Term Loan Commitment, the Initial B Term Loan Commitment, the Incremental A Term Loan Commitment, the Incremental B Term Loan Commitment, the Revolving Loan Commitment or the Acquisition Loan Commitment.

         "Commitment Fee" shall mean and include each of the A TL Commitment Fee, the RL Commitment Fee and the AL Commitment Fee.

         "Consolidated Current Assets" shall mean, at any time, the current assets of the Borrower and its Subsidiaries at such time determined on a consolidated basis.

         "Consolidated Current Liabilities" shall mean, at any time, the current liabilities of the Borrower and its Subsidiaries at such time determined on a consolidated basis, but excluding deferred income taxes, and the current portion of and accrued but unpaid interest on any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein.

         "Consolidated Debt" shall mean, at any time, the sum of (without duplication) (i) all Indebtedness of the Borrower and its Subsidiaries as would be required to be reflected on the liability side of a balance sheet of such Person in accordance with GAAP as determined on a consolidated basis, (ii) all Indebtedness of the Borrower and its Subsidiaries of the type described in clause (iii) of the definition of Indebtedness and (iii) all Contingent Obligations of the Borrower and its Subsidiaries in respect of Indebtedness of other Persons of the type referred to in preceding clauses (i) and (ii) of this definition; PROVIDED that for purposes of this definition, (x) the amount of Indebtedness in respect of Interest Rate Protection Agreements shall be at any time the unrealized net loss position, if any, of the Borrower and/or its Subsidiaries thereunder on a marked-to-market basis determined no more than one month prior to such time, (y) the unamortized original issue discount at any time on the Senior Subordinated Notes shall be excluded in accordance with GAAP, and (z) the Shareholder Subordinated Notes shall not be treated as Consolidated Debt.

         "Consolidated EBIT" shall mean, for any period, Consolidated Net Income for such period before Consolidated Interest Expense for such period (to the extent deducted in arriving at Consolidated Net Income) and provision for taxes based on income that were included in arriving at Consolidated Net Income for such period without giving effect (x) to any extraordinary gains or losses and
(y) to any gains or losses from sales of assets other than from sales of inventory and Rental Equipment in the ordinary course of business.

         "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by (x) adding thereto (without duplication) (i) the amount of all amortization and depreciation that were deducted in arriving at Consolidated EBIT for such period, (ii) the amount of all expenses incurred in connection with the Transaction and the Conspec Acquisition before the six-month anniversary of the Initial Borrowing Date to the extent that same were deducted in arriving at Consolidated EBIT for such period, and (iii) the amount of any non-cash charges incurred in such period (including the amount of any non-cash compensation charges incurred in such period) to the extent that such non-cash charges do not give rise to a liability that would be required to be reflected on the consolidated balance sheet of the Borrower (except, in the case of non-cash interest payments otherwise permitted (and made pursuant to Indebtedness otherwise permitted) under the terms of this Agreement, for liabilities which are subordinate to the Obligations on terms reasonably satisfactory to the Administrative Agent and have no maturity earlier than the date which is one year after the B Term Loan Maturity Date) and so long as no cash payments or cash expenses will be associated therewith (whether in the current period or any future period (other than, in the case of non-cash interest payments, periods beyond the date which is one year after the B Term Loan Maturity Date)), in each case to the extent that same were deducted in arriving at Consolidated EBIT for such period, and (y) subtracting therefrom the amount of all cash payments made in such period to the extent that same relate to a non-cash compensation charge incurred in a previous period; it being understood that (x) Consolidated EBITDA for the Borrower's fiscal quarters ended closest to March 31, 2000, December 31, 1999, September 30, 1999 and June 30, 1999, was $7,320,000, $10,565,000, $20,666,000 and $16,844,000, respectively,
(y) in determining the Total Leverage Ratio only, Consolidated EBITDA for any period shall be calculated on a PRO FORMA Basis to give effect to any Acquired Entity or Business acquired during such period pursuant to a Permitted Acquisition and not subsequently sold or otherwise disposed of by the Borrower or any of its Subsidiaries during such period.

         "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA to Consolidated Interest Expense for such period.

         "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period, and capitalized interest expense, but excluding (i) the amortization of any deferred finan-cing costs or of any costs in respect of any Interest Rate Protection Agreement,
(ii) any interest expense on the Shareholder Subordinated Notes, (iii) any non-cash interest expense associated with the original issue discount on the Senior Subordinated Notes, and (iv) any non-cash interest expense on the Subordinated Debentures; PROVIDED, HOWEVER, that in calculating Consolidated Interest Expense for any Test Period ending on or prior to the last day of the fiscal quarter of the Borrower ending on or about March 31, 2001, Consolidated Interest Expense shall be calculated on a PRO FORMA basis giving effect to the Transaction as if the Transaction had occurred on October 1, 1999.

         "Consolidated Net Income" shall mean, for any period, the net after tax income of the Borrower and its Subsidiaries determined on a consolidated basis for such period (after any deduction for minority interests), provided that (i) in determining Consolidated Net Income, the net income of any other Person which is not a Subsidiary of the Borrower or is accounted for by the Borrower by the equity method of accounting shall be included only to the extent of the payment of cash dividends or distributions by such other Person to the Borrower or a Subsidiary thereof during such period, (ii) the net income of any Subsidiary of the Borrower shall be excluded to the extent that the declaration or payment of cash dividends or similar distributions by that Subsidiary of that net income is not at the date of determination permitted by operation of its charter or any agreement, instrument or law applicable to such Subsidiary, and (iii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded.

         "Conspec Acquisition" shall mean the Borrower's acquisition of all of the outstanding capital stock of the Conspec Entities, which acquisition is to be consummated in accordance with the Conspec Share Purchase Agreement and the applicable requirements of Sections 5B and 8.14.

         "Conspec Acquisition Date" shall mean the date on which the Conspec Acquisition is consummated.

         "Conspec Entities" shall mean, collectively, Conspec Marketing and Manufacturing Co., Inc., a Kansas Corporation, Conspec Performance Products, Inc., a Kansas corporation, and Bristol Investments, Inc., a California corporation.

         "Conspec Acquisition Termination Date" shall mean September 16, 2000.

         "Conspec Share Purchase Agreement" shall mean the Share Purchase Agreement, dated as of May 23, 2000, among the Borrower, the Conspec Entities and the shareholders of the Conspec Entities (and the related exhibits and schedules thereto), without giving effect to any amendments or waivers thereto which are not approved by the Administrative Agent (other than immaterial amendments or waivers).

         "Contingent Obligations" shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obliga-tion of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection or standard contractual indemnities entered into, in each case in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if less, the maximum liability under such Contingent Obligation; and if such amount or liability is not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "Conversion Date" shall mean June 1, 2004.

         "Credit Documents" shall mean this Agreement, each Note, the Subsidiaries Guaranty, each Security Document and each Incremental Term Loan Commitment Agreement.

         "Credit Event" shall mean the making of a Loan (other than (x) a Revolving Loan made pursuant to a Mandatory Borrowing and (y) an Acquisition Term Loan incurred on the Conversion Date pursuant to Section 1.01(i)) or the issuance of a Letter of Credit.

         "Credit Party" shall mean the Borrower and each Subsidiary Guarantor.

         "Dayton Trust" shall mean Dayton Superior Capital Trust, a Delaware business trust.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

         "Dividend" shall have the meaning provided in Section 9.06.

         "Domestic Subsidiary" shall mean each Subsidiary of the Borrower incorporated or organized in the United States or any State or territory thereof.

         "EFCO Litigation" shall mean the litigation involving a Subsidiary of the Borrower entitled EFCO v. SYMONS, ET AL. currently on appeal to the United States Court of Appeals for the Eighth Circuit.

         "Effective Date" shall have the meaning provided in Section 13.10.

         "Eligible Transferee" shall mean and include a commercial bank, financial institution, an insurance company, a finance company, any fund that invests in loans or any other "accredited investor" (as defined in Regulation D of the Securities Act).

         "Employee Benefit Plans" shall have the meaning set forth in Section 5A.13.

         "Employee Carry Loans" shall have the meaning provided in Section 9.05(viii).

         "Employment Agreements" shall have the meaning provided in Section
5A.13.

         "End Date" shall mean, for any Margin Reduction Period, the last day of such Margin Reduction Period.

         "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any violation (or alleged violation) by the Borrower or any of its Subsidiaries under any Environmental Law (hereafter "Claims") or any permit issued to the Borrower or any of its Subsidiaries under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

         "Environmental Law" shall mean any applicable federal, state or local statute, law, rule, regulation, ordinance, code or rule of common law now or hereafter in effect and in each case as amended, and any legally binding judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, "Laws")), relating to the environment, or Hazardous Materials or health and safety to the extent such health and safety issues relate to the occupational exposure to Hazardous Materials, or any such similar Laws.

         "Equity Financing" shall mean the issuance by the Borrower of shares of its common stock on the Initial Borrowing Date to Odyssey, its Affiliates and other investors reasonably satisfactory to the Agents.

         "Equity Financing Documents" shall mean and include all of the agreements governing, or relating to, the Equity Financing.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect on the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

         "Eurodollar Loans" shall mean each Loan (other than a Swingline Loan) designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

         "Eurodollar Rate" shall mean with respect to each Interest Period for a Eurodollar Loan, (i) the offered quotation to first-class banks in the interbank Eurodollar market by BTCo for U.S. dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of BTCo for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

         "Event of Default" shall have the meaning provided in Section 10.

         "Excess Cash Flow" shall mean, for any period, the remainder of (a) the sum of (i) Adjusted Consolidated Net Income for such period and (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, minus (b) the sum of (i) the amount of all Capital Expenditures made by the Borrower and its Subsidiaries on a consolidated basis during such period (except to the extent financed with equity proceeds, insurance proceeds, Asset Sale proceeds or the proceeds of Indebtedness), (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries and the permanent repayment of the principal component of Capitalized Lease Obligations of the Borrower and its Subsidiaries during such period (excluding (A) payments to the extent made with equity proceeds, insurance proceeds, Asset Sale proceeds or Indebtedness and (B) payments of Loans or other Obligations, PROVIDED that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were
(x) required as a result of a Scheduled Repayment under Section 4.02(b), (c) or
(d) or (y) made as a voluntary prepayment pursuant to Section 4.01 with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, Swingline Loans or Acquisition Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment or the Total Acquisition Loan Commitment, as the case may be), and
(iii) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period.

         "Excess Cash Flow Payment Date" shall mean the date occurring 90 days after the last day of a fiscal year of the Borrower (beginning with its fiscal year ending on December 31, 2001).

         "Excess Cash Flow Payment Period" shall mean, with respect to each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower.

         "Existing Indebtedness" shall have the meaning provided in Section
7.22.

         "Existing Indebtedness Agreements" shall have the meaning provided in
Section 5A.13.

         "Facing Fee" shall have the meaning provided in Section 3.01(c).

         "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

         "Fees" shall mean all amounts payable pursuant to, or referred to in,
Section 3.01.

         "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

         "Foreign Subsidiary" shall mean each Subsidiary of the Borrower other than a Domestic Subsidiary.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being agreed that determinations in accordance with GAAP for purposes of Section 9 and the Applicable Margin, including (in each case) defined terms as used therein, are subject (to the extent provided therein) to Section 13.07(a).

         "Guaranteed Obligations" shall mean (i) the principal and interest on each Note issued by the Borrower to each Lender, and Loans made, under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower to such Lender, the Administrative Agent, each Letter of Credit Issuer and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement and each other Credit Document to which the Borrower is a party and the due performance and compliance by the Borrower with all the terms, conditions and agreements contained in this Agreement and in each such other Credit Document and (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Borrower or any of its Subsidiaries owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by the Borrower or any of its Subsidiaries with any Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or affiliate participate in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower or any of its Subsidiaries with all terms, conditions and agreements contained therein.

         "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect where the relevant Governmental authority has jurisdiction over the operations of the Borrower or any of its Subsidiaries.

         "Incremental A Term Loan" shall have the meaning provided in Section 1.01(c).

         "Incremental A Term Loan Borrowing Date" shall mean each date on which the Borrower or any Subsidiary Guarantor consummates a Permitted Acquisition for which all or a portion of the consideration is to be financed with the proceeds of a Borrowing of Incremental A Term Loans to be made on such date, each of which dates shall be the date of effectiveness of the respective Incremental Term Loan Commitment Agreement pursuant to which such Incremental A Term Loans are to be made; PROVIDED that no such date shall occur after the Incremental Term Loan Commitment Termination Date.

         "Incremental A Term Loan Commitment" shall mean, for each Incremental Term Loan Lender, the commitment of such Incremental Term Loan Lender to make Incremental A Term Loans pursuant to Section 1.01(c) on a given Incremental A Term Loan Borrowing Date, as such commitment (x) is set forth in the respective Incremental Term Loan Commitment Agreement delivered pursuant to Section 1.15(b) or (y) may be terminated pursuant to Sections 3.03 and/or 10.

         "Incremental B Term Loan" shall have the meaning provided in Section 1.01(d).

         "Incremental B Term Loan Borrowing Date" shall mean each date on which the Borrower or any Subsidiary Guarantor consummates a Permitted Acquisition for which all or a part of the consideration is to be financed with a Borrowing of Incremental B Term Loans to be made on such date, each of which dates shall be the date of the effectiveness of the respective Incremental Term Loan Commitment Agreement pursuant to which such Incremental B Term Loans are to be made; PROVIDED that no such date shall occur after the Incremental Term Loan Commitment Termination Date.

         "Incremental B Term Loan Commitment" shall mean, for each Incremental Term Loan Lender, the commitment of such Incremental Term Loan Lender to make Incremental B Term Loans pursuant to Section 1.01(d) on a given Incremental B Term Loan Borrowing Date, as such commitment (x) is set forth in the respective Incremental Term Loan Commitment Agreement delivered pursuant to Section 1.15(b) or, (y) may be terminated pursuant to Sections 3.03 and/or 10.

         "Incremental Term Loan" shall mean each Incremental A Term Loan and Incremental B Term Loan.

         "Incremental Term Loan Commitment" shall mean, for each Incremental Term Loan Lender, such Incremental Term Loan Lender's Incremental A Term Loan Commitment or Incremental B Term Loan Commitment, as the case may be.

         "Incremental Term Loan Commitment Agreement" shall mean an Incremental Term Loan Commitment Agreement substantially in the form of Exhibit C (appropriately completed).

         "Incremental Term Loan Commitment Termination Date" shall mean December 16, 2001.

         "Incremental Term Loan Lender" shall have the meaning provided in
Section 1.15(b).

         "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services payable to the sellers thereof or any of such seller's assignees which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person but excluding deferred rent as determined in accordance with GAAP, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, I.E., take-or-pay and similar obligations, (vii) all obligations under Interest Rate Protection Agreements and Other Hedging Agreements and (viii) all Contingent Obligations of such Person, PROVIDED that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

         "Indebtedness to be Refinanced" shall mean all Indebtedness set forth on Annex X which is to be repaid in full on the Initial Borrowing Date as part of the Refinancing.

         "Initial A Term Loan" shall have the meaning provided in Section
1.01(a).

         "Initial A Term Loan Borrowing Date" shall mean each date on or after the Initial Borrowing Date and prior to the Initial A Term Loan Commitment Termination Date on which either (i) the Borrower is required to make payments as provided in Section 7.05(a), or (ii) the Borrower incurs Initial A Term Loans the proceeds of which are used to reimburse the Borrower for payments theretofore made of the type described in clause (i) of Section 7.05(a).

         "Initial A Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name Annex I directly below the column entitled "Initial A Term Loan Commitment," as the same may be (x) reduced or terminated from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or
(y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 13.04(b).

         "Initial A Term Loan Commitment Termination Date" shall mean the earlier of (x) the A Term Loan Maturity Date and (y) the date on which all of the outstanding Subordinated Debentures have been converted into the right to receive cash in accordance with the Subordinated Debenture Indenture and the Merger Agreement.

         "Initial B Term Loan" shall have the meaning provided in Section
1.01(b).

         "Initial B Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name on Annex I directly below the column entitled "Initial B Term Loan Commitment," as the same may be (x) terminated pursuant to Sections 3.03 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 13.04(b).

         "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Term Loans occurs.

         "Intercompany Loan" shall have the meaning provided in Section
9.05(vi).

         "Intercompany Notes" shall mean promissory notes, in the form of Exhibit L, evidencing Intercompany Loans.

         "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

         "Interest Period" with respect to any Eurodollar Loan, shall mean the interest period applicable thereto, as determined pursuant to Section 1.09.

         "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

         "Investment" shall have the meaning provided in Section 9.05.

         "L/C Supportable Obligations" shall mean obligations of the Borrower or any of its Wholly-Owned Subsidiaries incurred in the ordinary course of business and otherwise permitted to exist pursuant to the terms of this Agreement (other than obligations in respect of the Senior Subordinated Notes, any Additional Subordinated Debt, the Subordinated Debentures, the Nash Note or any Shareholder Subordinated Notes) .

         "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

         "Lender" shall have the meaning provided in the first paragraph of this Agreement.

         "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.03 or (ii) a Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with the obligations under
Section 1.01(e), 1.01(g), 1.01(h) or 2.03, in the case of either clause (i) or
(ii) above as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

         "Letter of Credit" shall have the meaning provided in Section 2.01(a).

         "Letter of Credit Fees" shall have the meaning provided in Section 3.01(b).

         "Letter of Credit Issuer" shall mean BTCo (and/or an affiliate thereof (including Deutsche Bank AG, New York Branch) which has agreed to issue Letters of Credit hereunder) and any other Lender which, at the request of the Borrower and with the consent of the Administrative Agent, agrees in such Lender's sole discretion to become a Letter of Credit Issuer for purposes of issuing Letters of Credit pursuant to Section 2. The Letter of Credit Issuers on the Initial Borrowing Date are (x) in the case of standby Letters of Credit, BTCo, and (y) in the case of trade Letters of Credit, Deutsche Bank AG, New York Branch.

         "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

         "Letter of Credit Request" shall have the meaning provided in Section 2.02(a).

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

         "Loan" shall mean each Initial A Term Loan, each Initial B Term Loan, each Incremental A Term Loan, each Incremental B Term Loan, each Revolving Loan, each Swingline Loan and each Acquisition Loan.

         "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

         "Management Agreements" shall have the meaning provided in Section
5A.13.

         "Mandatory Borrowing" shall have the meaning provided in Section
1.01(g).

         "Margin Reduction Period" shall mean each period which shall commence on the date occurring after the Initial Borrowing Date upon which the respective officer's certificate is delivered pursuant to Section 8.01(e) (together with the related financial statements pursuant to Section 8.01(b) or (c), as the case may be) and which shall end on the date of actual delivery of the next officer's certificates pursuant to Section 8.01(e) (together with the related financial statements pursuant to Section 8.01(b) or (c), as the case may be) or the latest date on which such next officer's certificate (and such related financial statements) is required to be so delivered.

         "Margin Stock" shall have the meaning provided in Regulation U.

         "Material Adverse Effect" shall mean (i) a material adverse effect on the business, operations, properties, assets, liabilities or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (ii) a material adverse effect (x) on the rights or remedies of the Lenders or the Administrative Agent hereunder or under any other Credit Document or (y) on the ability of any Credit Party to perform its obligations to the Lenders or the Administrative Agent hereunder or under any other Credit Document.

         "Maturity Date" with respect to any Tranche of Loans, shall mean the A Term Loan Maturity Date, the B Term Loan Maturity Date, the Revolving Loan Maturity Date, the Swingline Expiry Date or the Acquisition Loan Maturity Date, as the case may be.

         "Maximum Swingline Amount" shall mean $7,500,000.

         "Mergeco" shall mean Stone Acquisition Corp., an Ohio corporation established by Odyssey and its Affiliates to effect the Recapitalization.

         "Merger Agreement" shall mean the Agreement and Plan of Merger dated as of January 19, 2000, by and between Mergeco and the Borrower, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         "Minimum Borrowing Amount" shall mean (i) for Revolving Loans, $1,000,000, (ii) for A Term Loans, $1,000,000, provided that Initial A Term Loans incurred as Base Rate

Loans may be in the amount of $100,000, (iii) for B Term Loans, $5,000,000, (iv) for Acquisition Loans, $1,000,000, and (v) for Swingline Loans, $100,000.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Multiemployer Plan" shall mean any multiemployer plan as defined in
Section 4001(a)(3) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or any Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower or any Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "Nash Note" shall mean the Borrower's $5,000,000 senior note due 2004 and which is payable to Merrill L. Nash.

         "Net Sale Proceeds" shall mean, for any Asset Sale, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such Asset Sale, net of reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 30 days after, the date of such Asset Sale, the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is secured by the respective assets which were sold, and the estimated marginal increase in income and sales taxes which will be payable by the Borrower's consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale; but excluding any portion of any such gross cash proceeds which the Borrower determines in good faith should be reserved for post-closing adjustments (to the extent the Borrower delivers to the Lenders a certificate signed by its chief financial officer or other Authorized Officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective Asset Sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by the Borrower or any of its Subsidiaries shall constitute Net Sale Proceeds on such date received by the Borrower and/or any of its Subsidiaries from such sale, lease, transfer or other disposition.

         "Non-Defaulting Lender" shall mean each Lender other than a Defaulting Lender.

         "Note" shall mean each A Term Note, each B Term Note, each Revolving Note, each Acquisition Note and the Swingline Note.

         "Notice of Borrowing" shall have the meaning provided in Section
1.03(a).

         "Notice of Conversion/Continuation" shall have the meaning provided in
Section 1.06.

         "Notice Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006 or such other office as the Administrative Agent may designate to the Borrower and the Lenders from time to time.

         "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Administrative Agent, the Collateral Agent, any Letter of Credit Issuer or any Lender pursuant to the terms of this Agreement or any other Credit Document.

         "Odyssey" shall mean Odyssey Investment Partners, L.L.C., a Delaware limited liability company.

         "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values.

         "Participant" shall have the meaning provided in Section 2.03(a).

         "Payment Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006 or such other office as the Administrative Agent may designate to the Borrower and the Lenders from time to time.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

         "Permitted Acquisition" shall mean the acquisition (including the Conspec Acquisition) by the Borrower or a Subsidiary Guarantor of assets constituting a business, division or product line of any Person not already a Subsidiary of the Borrower or of 100% of the capital stock of any such Person, which Person shall, as a result of such stock acquisition, become a Wholly-Owned Domestic Subsidiary of the Borrower (such assets or Person are referred to as an "Acquired Entity or Business"), PROVIDED that (A) the consideration paid by the Borrower or such Subsidiary Guarantor consists solely of cash (including proceeds of Incremental Term Loans, Revolving Loans, Swingline Loans and Acquisition Revolving Loans), the issuance or incurrence of Indebtedness otherwise permitted by Section 9.04, the issuance by the Borrower of shares of its common stock or Qualified Preferred Stock to the extent no Default or Event of Default exists pursuant to Section 10.10 or would result therefrom and the assumption/acquisition of any Indebtedness (calculated at face value) relating to such Acquired Entity or Business which is permitted to remain outstanding in accordance with the requirements of Section 9.04, (B) in the case of the acquisition of 100% of the capital stock of any Person, such Person shall own no capital stock of any other Person (other than immaterial amounts) unless either
(x) such Person owns 100% of the capital stock of such other Person or (y) (1) such Person and/or its Wholly-Owned Subsidiaries own at least 80% of the consolidated assets of such Person and its Subsidiaries and (2) any non-Wholly Owned Subsidiary of such Person was non-Wholly Owned prior to the date of such Permitted Acquisition of such Person, (C) except to the extent permitted by
Section 8.14(a)(vii), substantially all of the business, division or product line acquired pursuant to the respective Permitted Acquisition, or the business of the Person acquired pursuant to the respective Permitted Acquisition and its Subsidiaries taken as a whole, is in the United States, (D) the Acquired Entity or Business acquired is in a business permitted by Section 9.01 and (E) all applicable requirements of Sections 8.14 and 9.02 applicable to Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the definition of "Permitted Acquisition" shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

         "Permitted Holders" shall mean (i) Odyssey and its Affiliates, (ii) management of the Borrower and its Subsidiaries, and (iii) limited partners of Odyssey's Affiliates to the extent such Affiliates are shareholders of the Borrower.

         "Permitted Liens" shall have the meaning provided in Section 9.03.

         "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan (other than a Multiemployer Plan) for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "Pledge Agreement" shall have the meaning provided in Section 5A.11(a).

         "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

         "PRO FORMA Basis" shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a PRO FORMA basis to (x) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction, to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) after the first day of the relevant Calculation Period as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of the relevant Calculation Period, (y) the permanent repayment of any Indebtedness (other than revolving Indebtedness) after the first day of the relevant Calculation Period as if such Indebtedness had been retired or redeemed on the first day of the relevant Calculation Period and (z) the Permitted Acquisition, if any, then being consummated as well as any other Permitted Acquisition consummated after the first day of the relevant Calculation Period and on or prior to the date of the respective Permitted Acquisition then being effected, with the following rules to apply in connection therewith:

                  (i) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction, to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) incurred or issued after the first day of the relevant Calculation Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination and (y) (other than revolving Indebtedness) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination;

                  (ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); and

                  (iii) in making any determination of Consolidated EBITDA, PRO FORMA effect shall be given to the Transaction and any Permitted Acquisition for the periods described above, taking into account, in the case of any Permitted Acquisition, factually supportable and identifiable cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act, as if such cost savings or expenses were realized on the first day of the respective period; PROVIDED that, notwithstanding anything to the contrary above in this clause (iii), in the event the Conspec Acquisition is consummated on or before the Conspec Acquisition Termination Date in accordance with the provisions of this Agreement, the PRO FORMA addition to Consolidated EBITDA attributable to such acquisition pursuant to this clause (iii) shall be deemed to be $3,700,000 for the applicable Calculation Period.

         "Projections" shall mean the projections which were prepared by or on behalf of the Borrower in connection with the Transaction and set forth in the Confidential Information Memorandum, dated April 2000, prepared by the Agents in connection with the syndication of the Total Commitment.

         "Qualified Preferred Stock" shall mean any preferred stock of the Borrower so long as the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision prior to June 30, 2011 that are not otherwise permitted under the terms of this Agreement (unless the Total Commitment has been terminated, all Loans have been repaid in full, all Letters of Credit have been terminated and all other Obligations have been paid in full), (ii) do not require the cash payment of dividends at a time when such payment would be prohibited or not permitted under this Agreement,
(iii) do not contain any covenants (other than reporting requirements), (iv) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of the Borrower, or liquidations involving the Borrower, and (v) are otherwise reasonably satisfactory to the Administrative Agent.

         "Quarterly Payment Date" shall mean the first Business Day of each March, June, September and December.

         "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

         "Recapitalization" shall mean the merger of Mergeco with and into the Borrower, with the Borrower emerging as the surviving corporation of such merger, pursuant to and in accordance with the terms of the Recapitalization Documents.

         "Recapitalization Documents" shall mean and include (i) the Merger Agreement and (ii) all other agreements and documents relating to the Recapitalization.

         "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any insurance or condemnation proceeds payable (i) by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of the Borrower or any of its Subsidiaries, (ii) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of the Borrower or any of its Subsidiaries and (iii) under any policy of insurance required to be maintained under Section 8.03.

         "Refinancing" shall mean the refinancing of the Indebtedness to the Refinanced in connection with the Recapitalization in accordance with the requirements of Section 5A.09.

         "Refinancing Documents" shall mean each of the agreements, documents and instruments entered into in connection with the Refinancing.

         "Register" shall have the meaning provided in Section 13.17.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from to time in effect and any successor to all or any portion thereof.

         "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof.

         "Release" shall mean the disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

         "Rental Equipment" shall mean any capital equipment which is held as rental inventory by the Borrower and its Subsidiaries for the purpose of renting to third party customers in the ordinary course of business.

         "Replaced Lender" shall have the meaning provided in Section 1.13.

         "Replacement Lender" shall have the meaning provided in Section 1.13.

         "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, or .28 of PBGC Regulation Section 4043.

         "Required Lenders" shall mean, collectively (and not individually), Non-Defaulting Lenders the sum of whose outstanding Term Loans, Initial A Term Loan Commitments, Revolving Loan Commitments (or, if after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and RL Percentages of (x) outstanding Swingline Loans and (y) Letter of Credit Outstandings) and Acquisition Loan Commitments (or, if after the termination thereof (except to the extent converted to Term Loans), outstanding Acquisition Revolving Loans) constitute at least 50.1% of the sum of (i) the total outstanding Term Loans of Non-Defaulting Lenders, (ii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Lenders (or, if after the Total Revolving Loan Commitment has been terminated, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate RL Percentages of all Non-Defaulting Lenders of the total (x) outstanding Swingline Loans and (y) Letter of Credit Outstandings at such time),
(iii) the Total Initial A Term Loan Commitment less the Initial A Term Loan Commitments of all Defaulting Lenders and (iv) the Total Acquisition Loan Commitment (or, if after the termination thereof (except to the extent converted to Term Loans), the total outstanding Acquisition Revolving Loans of Non-Defaulting Lenders).

         "Revolving Loan" shall have the meaning provided in Section 1.01(e).

         "Revolving Loan Commitment" shall mean, with respect to each RL Lender, the amount set forth opposite such RL Lender's name in Annex I directly below the column entitled "Revolving Loan Commitment," as the same may be (i) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or Section 10 and/or
(ii) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 13.04(b).

         "Revolving Loan Maturity Date" shall mean June 1, 2006.

         "Revolving Note" shall have the meaning provided in Section 1.05(a).

         "RL Commitment Fee" shall have the meaning provided in Section 3.01(a)(ii).

         "RL Lender" shall mean, at any time, each Lender with a Revolving Loan Commitment or with outstanding Revolving Loans.

         "RL Percentage" shall mean, at any time for each RL Lender, the percentage obtained by dividing such RL Lender's Revolving Loan Commitment at such time by the Total Revolving Loan Commitment then in effect, PROVIDED that if the Total Revolving Loan Commitment has been terminated, the RL Percentage of each RL Lender shall be determined by dividing such RL Lender's Revolving Loan Commitment as in effect immediately prior to such termination by the Total Revolving Loan Commitment as in effect immediately prior to such termination.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of McGraw Hill, Inc.

         "Scheduled Repayments" shall mean and include each Tranche A Scheduled Repayment, each Tranche B Scheduled Repayment and each Acquisition Loan Scheduled Repayment.

         "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

         "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b)(ii).

         "Secured Creditors" shall have the meaning provided in the Security Documents.

         "Security Agreement" shall have the meaning provided in Section
5A.11(b).

         "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

         "Security Documents" shall mean and include the Security Agreement, the Pledge Agreement and each Additional Security Document, if any.

         "Senior Subordinated Note Documents" shall mean the Senior Subordinated
Note Indenture, the Senior Subordinated Notes, the Senior Subordinated Note Offering Memorandum and each other document or agreement relating to the issuance of the Senior Subordinated Notes.

         "Senior Subordinated Note Indenture" shall mean the Indenture, dated as of June 16, 2000 by and among the Borrower, the Subsidiary Guarantors and United States Trust Company of New York, as trustee.

         "Senior Subordinated Note Offering Memorandum" shall mean the Offering Memorandum, dated June 9, 2000, prepared in connection with the issuance of the Senior Subordinated Notes.

         "Senior Subordinated Notes" shall mean the Borrower's 13% Senior Subordinated Notes due June 15, 2009.

         "Shareholder Subordinated Note" shall mean an unsecured junior subordinated note issued by the Borrower (and not guaranteed or supported in any way by any of its Subsidiaries), which note shall be in the form of Exhibit M, PROVIDED that additional provisions may be included so long as such provisions do not adversely affect the interests of the Lenders and are not in conflict with the provisions of this Agreement or any other Credit Document.

         "Shareholders' Agreements" shall have the meaning provided in Section 5A.13.

         "Specified Default" shall mean and include any Event of Default and any Default pursuant to Section 8.01(b), 8.01(c), 10.01 or 10.5.

         "Start Date" shall mean, with respect to any Margin Reduction Period, the first day of such Margin Reduction Period.

         "Stated Amount" of each Letter of Credit shall mean the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

         "Subordinated Debenture Documents" shall mean the Subordinated Debenture Indenture, the Subordinated Debentures and each other document or agreement relating to the Subordinated Debentures.

         "Subordinated Debenture Indenture" shall mean the Junior Convertible Subordinated Indenture, dated as of October 5, 1999, between the Borrower and FirStar Bank, N.A., as trustee.

         "Subordinated Debentures" shall mean the Borrower's 10% junior convertible subordinated debentures due September 30, 2029.

         "Subsidiaries Guaranty" shall have the meaning provided in Section
5A.12.

         "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, limited liability company, joint venture or other entity (other than a corporation) in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

         "Subsidiary Guarantor" shall mean each Domestic Subsidiary of the Borrower and, to the extent provided in Section 8.12, each Foreign Subsidiary of the Borrower.

         "Supermajority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50.1%" contained therein were changed to "66-2/3%."

         "Swingline Expiry Date" shall mean the date which is five Business Days prior to the Revolving Loan Maturity Date.

         "Swingline Lender" shall mean BTCo.

         "Swingline Loan" shall have the meaning provided in Section 1.01(f).

         "Swingline Note" shall have the meaning provided in Section 1.05(a).

         "Syndication Date" shall mean that date upon which the Administrative Agent determines (and notifies the Borrower and the Lenders) that the primary syndication (and resultant addition of Persons as Lenders pursuant to Section 13.04(b)) has been completed.

         "Tax Allocation Agreements" shall have the meaning provided in Section 5A.13.

         "Taxes" shall have the meaning provided in Section 4.04(a).

         "Term Loans" shall mean each Initial A Term Loan, each Initial B Term Loan, each Incremental A Term Loan, each Incremental B Term Loan and each Acquisition Term Loan.

         "Test Date" shall mean, with respect to any Start Date, the last day of the most recent fiscal quarter of the Borrower ended immediately prior to such Start Date.

         "Test Period" shall mean each period of four consecutive fiscal quarters of the Borrower then last ended (in each case taken as one accounting period), subject to the proviso contained in the definition of Consolidated Interest Expense.

         "Total Acquisition Loan Commitment" shall mean, at any time, the sum of the Acquisition Loan Commitments of each of the Lenders.

         "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Lenders at such time.

         "Total Incremental A Term Loan Commitment" shall mean, at any time, the sum of the Incremental A Term Loan Commitments of each of the Lenders at such time.

         "Total Incremental B Term Loan Commitment" shall mean, at any time, the sum of the Incremental B Term Loan Commitments of each of the Lenders at such time.

         "Total Initial A Term Loan Commitment" shall mean the sum of the Initial A Term Loan Commitments of each of the Lenders.

         "Total Initial B Term Loan Commitment" shall mean the sum of the Initial B Term Loan Commitments of each of the Lenders.

         "Total Leverage Ratio" shall mean, at any time, the ratio of (i) Consolidated Debt at such time to (ii) Consolidated EBITDA for the Test Period then most recently ended.

         "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders at such time.

         "Total Unutilized Acquisition Loan Commitment" shall mean, at any time,
(i) the Total Acquisition Loan Commitment at such time less (ii) the sum of the aggregate principal amount of all Acquisition Revolving Loans outstanding at such time.

         "Total Unutilized Revolving Loan Commitment" shall mean, at any time,
(i) the Total Revolving Loan Commitment at such time less (ii) the sum of the aggregate principal amount of all Revolving Loans and Swingline Loans outstanding at such time plus the Letter of Credit Outstandings at such time.

         "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being five separate Tranches, I.E., (i) Initial A Term Loans and Incremental A Term Loans taken together as a single Tranche, (ii) Initial B Term Loans and Incremental B Term Loans taken together as a single Tranche, (iii) Revolving Loans, (iv) Swingline Loans and (v) Acquisition Loans.

         "Tranche A Scheduled Repayment" shall have the meaning provided in
Section 4.02(b).

         "Tranche B Scheduled Repayment" shall have the meaning provided in
Section 4.02(c).

         "Transaction" shall mean, collectively, (i) the Recapitalization, (ii) the Equity Financing, (iii) the Refinancing, (iv) the entering into of the Credit Documents and the incurrence of all Loans and issuance of all Letters of Credit on the Initial Borrowing Date, (v) the issuance of the Senior Subordinated Notes and (vi) the payment of fees and expenses in connection with the foregoing.

         "Transaction Documents" shall mean the Credit Documents, the Recapitalization Documents, the Equity Financing Documents, the Refinancing Documents and the Senior Subordinated Note Documents.

         "Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of October 5, 1999, among the Borrower, as depositor, FirStar Bank, N.A., as property trustee, Mark A. Ferrucci, as Delaware trustee, and the Administrative Trustees named therein.

         "Trust Preferred Stock" shall mean Dayton Trust's preferred securities issued pursuant to the Trust Agreement.

         "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, I.E., a Base Rate Loan or a Eurodollar Loan.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

         "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contribution).

         "Unpaid Drawing" shall have the meaning provided in Section 2.04(a).

         "Unutilized Acquisition Loan Commitment" with respect to any AL Lender at any time shall mean such AL Lender's Acquisition Loan Commitment at such time less the aggregate outstanding principal amount of all Acquisition Revolving Loans made by such AL Lender.

         "Unutilized Revolving Loan Commitment" with respect to any RL Lender at any time shall mean such RL Lender's Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of all Revolving Loans made by such RL Lender and (ii) such RL Lender's Percentage of the Letter of Credit Outstandings at such time.

         "U.S. Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States of America.

         "Waivable Repayment" shall have the meaning provided in Section
4.02(m).

         "Wholly-Owned Domestic Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Domestic Subsidiary.

         "Wholly-Owned Foreign Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Foreign Subsidiary.

         "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares and/or other nominal amounts of shares required to be held other than by such Person under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, limited liability company, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

         SECTION 12. THE ADMINISTRATIVE AGENT.

         12.01 APPOINTMENT. Each Lender hereby irrevocably designates and appoints BTCo as Administrative Agent on behalf of such Lender (such term to include for purposes of this Section 12, BTCo acting as Collateral Agent) to act as specified herein and in the other Credit Documents, and each such Lender hereby irrevocably authorizes BTCo as the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Section 12. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Credit Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this Section 12 are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of such provisions. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or any of its Subsidiaries.

         12.02 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         12.03 EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person in its capacity as Administrative Agent under or in connection with this Agreement or the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct (as determined by a count of competent jurisdiction in a final and non-appealable decision)) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower, any of its Subsidiaries or any of their respective officers contained in this Agreement or in the other Credit Documents, any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Transaction Document or for any failure of the Borrower or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Transaction Documents, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any other Transaction Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

         12.04 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or any of its Subsidiaries), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         12.05 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has actually received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         12.06 NONRELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or war-ranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Borrower and its Subsidiaries. The Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of the Borrower, the Borrower or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         12.07 INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent in its capacity as such ratably according to their respective "percentages" as used in determining the Required Lenders at such time or, if the Commitments have terminated and all Loans have been repaid in full, as determined immediately prior to such termination and repayment (with such "percentages" to be determined as if there are no Defaulting Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower or any of its Subsidiaries; PROVIDED that no Lender shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the Administrative Agent (as determined by a court of competent jurisdiction in a final and non-appealable decision). If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this
Section 12.07 shall survive the payment of all Obligations.

         12.08 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. The Administrative Agent and its affiliates may make loans to, investments in, accept deposits from and generally engage in any kind of business with the Borrower and its Subsidiaries and Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         12.09 HOLDERS. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

         12.10 RESIGNATION OF THE ADMINISTRATIVE AGENT. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 20 Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

         (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

         (c) If a successor Administrative Agent shall not have been so appointed within such 20 Business Day period, the Administrative Agent, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

         (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Lenders appoint a successor Administrative Agent as provided above.

         12.11 OTHER AGENTS. No Person listed on the signature pages hereto as Syndication Agent, Documentation Agent or a Co-Agent shall have any obligation under this Agreement solely in its capacity as such an Agent.

         SECTION 13. MISCELLANEOUS.

         13.01 PAYMENT OF EXPENSES, ETC. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local counsel) in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto and in connection with the Administrative Agent's syndication efforts with respect to this Agreement; (ii) pay all reasonable out-of-pocket costs and expenses of the Administrative Agent, each Letter of Credit Issuer and each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to herein or therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings and, after an Event of Default shall have occurred and be continuing, the protection of the rights of the Administrative Agent, each Letter of Credit Issuer and each of the Lenders thereunder (including, without limitation, in each case the reasonable fees and disbursements of counsel (including in-house counsel) for the Administrative Agent, for each Letter of Credit Issuer and for each of the Lenders, PROVIDED that the Lenders agree, with respect to matters described in this clause (ii), to employ a common outside counsel, selected by the Administrative Agent and reasonably acceptable to the Required Lenders, except and until, in the good faith judgment of the Lenders (or any of them, as the case may be), the interests of such Lenders conflict sufficiently to warrant the employment of separate counsel for such Lenders (or any of them, as the case may be); (iii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iv) indemnify the Administrative Agent, the Collateral Agent, each Letter of Credit Issuer and each Lender, their respective officers, directors, employees, representatives and agents (and, to the extent any Lender is a fund, such Lender's trustees and investment advisors) from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)), as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Administrative Agent, the Collateral Agent, any Letter of Credit Issuer or any Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among the Administrative Agent, the Collateral Agent, any Letter of Credit Issuer, any Lender, any Credit Party or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Transaction Document or the use of the proceeds of any Loans hereunder or the Transaction or the consummation of any other transactions contemplated in any Transaction Document or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property or any Environmental Claim, in each case, including, without limitation, the reasonable fees and disbursements of counsel and independent consultants incurred in connection with any such investigation, litigation or other proceeding.

         13.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuation of an Event of Default, the Administrative Agent, the Collateral Agent, each Letter of Credit Issuer and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Administrative Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender (including, without limitation, by branches and agencies of the Administrative Agent, the Collateral Agent, such Letter of Credit Issuer and such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations of any Credit Party to the Administrative Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of any Credit Party purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Administrative Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender shall have made any demand hereunder and although said Obligations shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Section 13.02, no Lender shall exercise any such right of set-off without the prior consent of the Administrative Agent or the Required Lenders if, and so long as, the Obligations shall be secured by any Real Property located in the State of California, it being understood and agreed, however, that this sentence is for the sole benefit of the Lenders and may be amended, modified or waived in any respect by the Required Lenders without the requirement of prior notice to or consent by any Credit Party and does not constitute a waiver of any rights against any Credit Party or against any Collateral.

         13.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents, as the case may be; if to any Lender, at its address specified for such Lender on Annex II; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, and shall be effective when received.

         13.04 BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED, HOWEVER, the Borrower may not assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders and, PROVIDED FURTHER, that, although any Lender may transfer, assign or grant participa-tions in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or Loans hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, PROVIDED FURTHER, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or Fees for purposes of this clause (i)), or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

         (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have been terminated, outstanding Obligations) hereunder to (i) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or to one or more Lenders or (ii) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $2,000,000 in the aggregate for the assigning

Lender or assigning Lenders, of such Revolving Loan Commitments (and related outstanding Obligations hereunder) and/or outstanding principal amount of Term Loans (or, if prior to the Initial Borrowing Date, Term Loan Commitments) to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that invests in loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment adviser as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, PROVIDED that (i) at such time Annex I shall be deemed modified to reflect the Commitments (and/or outstanding Loans, as the case may be) of such new Lender and of the existing Lenders, (ii) upon surrender of the relevant Notes by the assigning Lender (or the furnishing of a standard indemnity letter from the respective assigning Lender in respect of any lost Notes), new Notes will be issued, at the Borrower's expense and at the request of the respective Lenders, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Loans, as the case may be), (iii) the consent of the Administrative Agent and, so long as no Default or Event of Default then exists and only with respect to assignments effected after the Syndication Date, the consent of the Borrower shall (in either case) be required in connection with any such assignment pursuant to clause (y) of this Section 13.04(b) (each of which consents shall not be unreasonably withheld or delayed), (iv) the consent of the Swingline Lender and each Letter of Credit Issuer shall be required in connection with any assignment of Revolving Loan Commitments pursuant to clause
(y) of this Section 13.04(b) (each of which consents shall not be unreasonably withheld or delayed) and (v) the Administrative Agent shall receive at the time of each assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500; and, PROVIDED FURTHER, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 13.17. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and/or Loans. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in
Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitment and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). Notwithstanding anything to the contrary contained above, at any time after the termination of the Total Revolving Loan Commitment, if any Revolving Loans or Letters of Credit remain outstanding, assignments may be made as provided above, except that the respective assignment shall be of a portion of the outstanding Revolving Loans of the respective RL Lender and its participation in Letters of Credit and its obligation to make Mandatory Borrowings, although any such assignment effected after the termination of the Total Revolving Loan Commitment shall not release the assigning RL Lender from its obligations as a Participant with respect to outstanding Letters of Credit or to fund its share of any Mandatory Borrowing (although the respective assignee may agree, as between itself and the respective assigning RL Lender, that it shall be responsible for such amounts).

         (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and any Lender which is a fund may pledge all or any portion of its Loans and Notes to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor lender from any of its obligations hereunder.

         13.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         13.06 PAYMENTS PRO RATA. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party, it shall, except as otherwise provided in this Agreement, distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its PRO RATA share of such payment) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

         (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         13.07 CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); PROVIDED THAT, except otherwise specifically provided herein, all computations used in determining compliance with Sections 4.02, 8.14 and 9, including definitions used therein and all computations used in determining the Applicable Margin shall, in each case, utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the December 31, 1999 financial statements of the Borrower delivered to the Lenders pursuant to
Section 7.10(b); PROVIDED FURTHER, that to the extent expressly required pursuant to the provisions of this Agreement, certain calculations shall be made on a PRO FORMA Basis.

         (b) All computations of interest and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days; PROVIDED that all computations of interest on Base Rate Loans determined by reference to the Prime Lending Rate shall be based on the actual number of days elapsed over a year of 365 days (or 366 days, as the case may be).

         13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York in each case which are located in the City of New York, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Credit Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Credit Party. The Borrower further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Credit Party, at its address for notices pursuant to Section 13.03, such service to become effective 30 days after such mailing. The Borrower hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Administrative Agent, any Lender or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

         (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         13.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

         13.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written, telex or facsimile notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

         13.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         13.12 AMENDMENT OR WAIVER; ETC. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected thereby in the case of the following clause
(i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)), (ii) release all or substantially all of the Collateral (except as expressly provided in the Security Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this
Section 13.12 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Term Loans, the Initial A Term Loan Commitments, the Revolving Loan Commitments and the Acquisition Loan Commitments on the Effective Date), (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans, the Initial A Term Loan Commitments, Revolving Loan Commitments and the Acquisition Loan Commitments are included on the Effective Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; PROVIDED FURTHER, that no such change, waiver, discharge or termination shall (u) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (v) without the consent of each Letter of Credit Issuer or the Swingline Lender, as the case may be, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to

Letters of Credit or Swingline Loans, (w) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 12 as same applies to the Administrative Agent or any other provision as same relates to the rights or obligations of the Administrative Agent, (x) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (y) except in cases where additional extensions of term loans and/or revolving loans are being afforded substantially the same treatment afforded to the Term Loans, Revolving Loans and Acquisition Revolving Loans pursuant to this Agreement as originally in effect, without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders or alter the required application of any prepayments or repayments (or commitment reduction), as between the various Tranches, pursuant to Section 4.01(a) or 4.02 (excluding Sections 4.02(b), 4.02(c) and 4.02(d)) (although the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered) or
(z) without the consent of the Supermajority Lenders of the respective Tranche, reduce the amount of, or extend the date of, any Tranche A Scheduled Repayment, Tranche B Scheduled Repayment or Acquisition Loan Scheduled Repayment, as the case may be, or amend the definition of Supermajority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the extensions of Term Loans, Initial A Term Loan Commitments, Revolving Loan Commitments and Acquisition Loan Commitments are included on the Effective Date).

         (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (A) or
(B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Tranches of Loans (or related Commitments), to replace only the respective Tranche of Commitments and/or Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to
Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Commitments (if such Lender's consent is required as a result of its respective Commitment) and/or repay each Tranche of outstanding Loans of such Lender which gave rise to the need to obtain such Lender's consent and/or cash collateralize its applicable RL Percentage of the Letter of Credit of Outstandings, in accordance with Sections 3.02(d) and/or 4.01(b), PROVIDED that, unless the Commitments which are terminated and Loans which are repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commit-ments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, PROVIDED FURTHER, that the Borrower shall not have the right to replace a Lender, terminate its Commitments or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

         13.13 SURVIVAL. All indemnities set forth herein including, without limitation, in Section 1.10, 1.11, 2.05, 4.04, 12.07 or 13.01, shall survive the execution and delivery of this Agreement and the making and repayment of the Loans.

         13.14 DOMICILE OF LOANS AND COMMITMENTS. Each Lender may transfer and carry its Loans and/or Commitments at, to or for the account of any branch office, subsidiary or affiliate of such Lender; PROVIDED that the Borrower shall not be responsible for costs arising under Section 1.10, 1.11, 2.05 or 4.04 resulting from any such transfer (other than a transfer pursuant to Section 1.12) to the extent such costs would not otherwise be applicable to such Lender in the absence of such transfer.

         13.15 CONFIDENTIALITY. (a) Each of the Lenders agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrower (other than to its directors, employees, officers, auditors, counsel or other professional advisors, to affiliates or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to the Borrower or any of its Subsidiaries which is furnished pursuant to this Agreement and which is designated by the Borrower to the Lenders in writing as confidential; PROVIDED that any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate (x) in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or (y) in connection with any request or requirement of any such regulatory body, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) to comply with any law, order, regulation or ruling applicable to such Lender, (e) to the Administrative Agent or the Collateral Agent, (f) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 13.15), (g) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, and (h) to any prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Lender; PROVIDED that such prospective transferee agrees to be bound by this
Section 13.15 to the same extent as such Lender.

         (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates any information related to the Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Borrower and its Subsidiaries), PROVIDED that such Persons shall be subject to the provisions of this Section 13.15 to the same extent as such Lender.

         13.16 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         13.17 REGISTER. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 13.17, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender any Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender, in each case upon the request of the respective Lenders. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.17.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

ADDRESS:

7777 Washington Village Drive          DAYTON SUPERIOR CORPORATION
Suite 130
Dayton, OH 45459
Attention:  President                  By /s/ John A. Ciccarelli
Telephone: (937) 428-6368                 --------------------------------
Facsimile:   (937) 428-9560               Title:  President



                                       BANKERS TRUST COMPANY,
                                            Individually and as Administrative Agent


                                       /s/ Susan L. Le Fevre
                                       -----------------------------------
                                       Director



                                       MERRILL LYNCH CAPITAL CORPORATION,
                                            Individually and as Syndication Agent


                                       /s/ Christopher Birosak
                                       -----------------------------------
                                       Vice President




                                       BANK ONE, MICHIGAN
                                            Individually and as Documentation Agent


                                       /s/ Paul A. Harris
                                       -----------------------------------
                                       Managing Director
                                       Ohio Large Corporate



                                       NATIONAL CITY BANK,
                                            Individually and as Co-Agent


                                       /s/ Neal R. Ratliff
                                       -----------------------------------
                                       Vice President



                                       BANK OF AMERICA, N.A.,
                                            Individually and as Co-Agent


                                       /s/ Andrew P. Bucolo
                                       -----------------------------------
                                       Vice President



                                       TRANSAMERICA BUSINESS CREDIT CORPORATION


                                       /s/ Perry Vavoules
                                       -----------------------------------
                                       Senior Vice President



                                       SUMMIT BANK


                                       /s/ Donna Keenan
                                       -----------------------------------
                                       Vice President



                                       COMERICA BANK


                                       /s/ Anthony L. Davis
                                       -----------------------------------
                                       Assistant Vice President



                                       MICHIGAN NATIONAL BANK


                                       /s/ Neran Shaya
                                       -----------------------------------
                                       Vice President



                                       HUNTINGTON NATIONAL BANK


                                       /s/ Kassem K. Matt
                                       -----------------------------------
                                       Assistant Vice President





                                       PROVIDENT BANK


                                       /s/ Timothy Davis
                                       -----------------------------------
                                       Vice President



                                       KZH SOLEIL LLC


                                       /s/ Susan Lee
                                       -----------------------------------
                                       Authorized Agent



                                       MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                                       /s/ Sheila A. Finnerty
                                       -----------------------------------
                                       Senior Vice President

                                                                         ANNEX I
                         LIST OF LENDERS AND COMMITMENTS

                            Lender              Initial A Term Loan    Initial B Term Loan   Revolving Loan     Acquisition Loan
                            ------                   Commitment            Commitment          Commitment          COMMITMENT
                                                     ----------            ----------          ----------          ----------
Bankers Trust Company                              $2,667,874.40         $21,750,000.00       $5,676,328.53      $3,405,797.11
Merrill Lynch Capital Corporation                  $2,667,874.40                              $5,676,328.50      $3,405,797.10
Bank One, Michigan                                 $2,270,531.40                              $4,830,917.87      $2,898,550.72
National City Bank                                 $2,270,531.40                              $4,830,917.87      $2,898,550.72
Bank of America, N.A.                              $2,043,478.26          $1,000,000.00       $4,347,826.09      $2,608,695.65
TransAmerica Business Credit Corporation           $1,929,951.69                              $4,106,280.19      $2,463,768.12
Summit Bank                                        $1,929,951.69                              $4,106,280.19      $2,463,768.12
Comerica Bank                                      $1,929,951.69                              $4,106,280.19      $2,463,768.12
Michigan National Bank                             $1,929,951.69                              $4,106,280.19      $2,463,768.12
Huntington National Bank                           $1,929,951.69                              $4,106,280.19      $2,463,768.12
Provident Bank                                     $1,929,951.69                              $4,106,280.19      $2,463,768.12
KZH Soleil LLC (SunAmerica)                                               $3,625,000.00
Morgan Stanley Dean Witter Prime Income Trust                             $3,625,000.00
                                                   --------------        --------------      --------------      --------------
Total                                              $23,500,000.00        $30,000,000.00      $50,000,000.00      $30,000,000.00
                                                   ==============        ==============      ==============      ==============

                                                                        ANNEX II


                                LENDER ADDRESSES

LENDER                                             ADDRESS

Bankers Trust Company                              130 Liberty Street
                                                   New York, New York 10006
                                                   Attention:  Diane Rolfe
                                                   Telephone No.:  (212) 250-1661
                                                   Telecopier No.:  (212) 250-7218

Merrill Lynch Capital Corporation                  World Financial Center
                                                   North Tower
                                                   250 Vesey Street
                                                   New York, New York  10281
                                                   Attention:  Bertram Michel
                                                   Telephone No.: (212) 449-5205
                                                   Telecopier No.: (212) 449-9732

Bank One, Michigan                                 c/o Bank One, NA
                                                   100 East Broad Street, 7th Floor
                                                   Columbus, OH 43215
                                                   Attention:  Paul A. Harris
                                                   Telephone No.: (614) 248-1780
                                                   Telecopier No.: (614) 248-5518

National City Bank                                 6 North Main Street
                                                   Dayton, OH 45412-2200
                                                   Attention:  Neal R. Ratliff
                                                   Telephone No.: (937) 226-2186
                                                   Telecopier No.: (937) 226-2058

Bank of America, N.A.                              231 South LaSalle Street
                                                   Chicago, IL 60697
                                                   Attention:  Andrew Bucolo
                                                   Telephone No.: (312) 828-0947
                                                   Telecopier No.: (312) 974-2109

TransAmerica                                       International Corporate Center at Rye
Business Credit Corporation                        555 Theodore Fremd Avenue, Suite C-301
                                                   Rye, NY 10580
                                                   Attention:  Perry Vavoules/Paul Dellova
                                                   Telephone No.: (914) 925-7218/7219
                                                   Telecopier No.: (914) 921-0110



                                                                        Annex II
                                                                          Page 2

Summit Bank                                        250 Moore Street
                                                   Hackensack, NJ 07610
                                                   Attention:  Bonnie Gershon
                                                   Telephone No.: (201) 646-5953
                                                   Telecopier No.: (201) 488-6185

Comerica Bank                                      One Detroit Center
                                                   500 Woodward Avenue, 9th Floor
                                                   Detroit, MI 48226-3268
                                                   Attention:  Anthony L. Davis
                                                   Telephone No.: (313) 222-9452
                                                   Telecopier No.: (313) 222-9514

Michigan National Bank                             27777 Inster Road
                                                   P.O. Box 9065
                                                   Farmington Hills, MI 48333-9065
                                                   Attention:  Neran Shaya
                                                   Telephone No.: (248) 473-4212
                                                   Telecopier No.: (248) 473-4345

Huntington National Bank                           41 South High Street
                                                   Columbus, OH 43215
                                                   Attention:  Kassem K. Matt
                                                   Telephone No.: (614) 480-5373
                                                   Telecopier No.: (614) 480-3698

Provident Bank                                     Courthouse Plaza, Suite 1100
                                                   10 West Second Street, 231 S
                                                   Dayton, OH 45402
                                                   Attention:  Timothy L. Davis
                                                   Telephone No.: (937) 223-2840
                                                   Telecopier No.: (937) 223-3522




                                                                        Annex II
                                                                          Page 3


KZH Soleil, LLC                                    c/o The Chase Manhattan Bank
         SunAmerica                                140 East 45th Street
                                                   11th Floor
                                                   New York, NY 10017
                                                   Attention:  Virginia Conway
                                                   Telephone No.: (212) 622-9353
                                                   Telecopier No.: (212) 622-0123

         with a copy to:                           Weil, Gotshal & Manges LLP
                                                   767 5th Avenue, 34th Floor
                                                   New York, NY 10153
                                                   Attention: Shan D. McSweeney
                                                   Telephone No.: (212) 310-6857
                                                   Telecopier No.: (212) 310-8007

Morgan Stanley Dean Witter                         Two World Trade Center
Prime Income Trust                                 New York,  NY 10048
                                                   Attention:  Peter Gewirtz
                                                   Telephone No.: (212) 392-1600
                                                   Telecopier No.: (212) 392-3587

                                                                       ANNEX III


                         PLANS AND MULTI-EMPLOYER PLANS

         A.   PENSION PLANS

         1.   Dayton Superior Corporation Savings Plan
         2.   Dayton Superior Corporation Master Savings Plan
         3.   Dayton Superior Corporation Master Pension Plan
         4. Dayton Superior Corporation Retirement Plan for Hourly-Rated Employees, Parsons, Kansas
         5.   Dayton Superior Corporation Employees Retirement Plan
         6. Dayton Superior Corporation Savings Plan for Collectively Bargained Employees
         7.   Dayton Superior Corporation Employee Savings Plan
         8.   Dayton Superior Corporation Pension Plan
         9. Dayton Superior Executive Compensation Plan (nonqualified deferred compensation plan for four Dur-O-Wal employees)
         10. Senior Executive Incentive Plan (frozen deferred compensation plan for certain senior executives prior to 1989, which was fully accrued for on the most recent balance sheet included in the Financial Statements)
         11.  Dur-O-Wal, Inc. 401(k) Profit Sharing Plan
         12.  Symons Corporation Employees Retirement Plan
         13.  Symons Corporation 401(k) Savings Plan
         14.  Symons Corporation Employee Retirement Savings Plan
         15.  Symons Corporation Master Pension Plan

Note: Dayton Superior Corporation currently maintains only the following tax-qualified plans: Dayton Superior Corporation Savings Plan; Dayton Superior Corporation Master Savings Plan; and Dayton Superior Corporation Master Pension Plan. The other plans listed above (other than #9 and #10) have been merged into the current plans or have been terminated.

         B.   MULTI-EMPLOYER PLANS

         1. Central States H&W & Pension Fund Plan (St. Joseph, Mo - 2 employees)
         2. Western Conf. of Teamsters Pension Trust Fund (Santa Fe Springs, Ca - approximately 17 employees; Los Angeles, Ca - approximately 8 employees)
         3. National Industrial Group Pension Plan (Tremont, Pa - approximately 99 employees)
         4. I.A.M. Pension Fund Plan (Parsons, Ks - approximately 129 employees)
         5. Joint Counsel of Teamsters Welfare Trust Fund (Southwest Administrators)(Santa Fe Springs, Ca)

Note: Symons Corporation withdrew from the I.A.M. Pension Fund Plan with respect to I.A.M. members at its Des Plaines, Illinois facility on January 1, 1995 and withdrew from the carpenters union Multi-Employer Plan with respect to carpenters union members at its Des Plaines, Illinois facility on June 1, 1999. In both cases, the respective plan informed Symons Corporation that no liability would be assessed on the withdrawal.

                                                                        ANNEX IV


                                  SUBSIDIARIES

         The Subsidiaries of the Borrower are:

                  Symons Corporation
                  Dur-O-Wal, Inc.
                  Dayton Superior Canada Ltd.
                  Dayton Superior FSC Corp.

                                                                         Annex V

                                  REAL PROPERTY

A.       DAYTON SUPERIOR CORPORATION:

         OWNED REAL PROPERTY:

         1900 Wilson
         Parsons, KS

         530 Madison Avenue (Centralia)
         Junction City, IL

         402 South First Street
         Oregon, IL

         721 Richard Street
         Miamisburg, OH

         County Road 113
         Rushsylvania, OH

         5025 Easton Road
         St. Joseph, MO

         298 Keystone Drive
         Bethlehem, PA

         3 Horne Drive, PO Box 409
         Folcroft, PA

         55 North Pine Street
         Tremont, PA

         LEASED REAL PROPERTY

         1421 Hildegarde Drive
         Birmingham, AL

         580 Elm Street
         Helena, AL

         1201 Mohave Road
         Parker, AZ

         530 E. Dyer Road
         Santa Ana, CA

         9415 Sorenson Avenue
         Santa Fe Springs, CA

         4975 Pontiac Street
         Commerce City, CO

         6625 N. Washington Street
         Denver, CO

                                                                         Annex V
                                                                          Page 2


         1887 Central Florida Parkway
         Orlando, FL

         9745 NW 80th Avenue
         Hialeah Gardens, FL

         670 Great Southwest Parkway
         Atlanta, GA

         2150B South Route 45-52
         Kankakee, IL

         30 Manning Road
         Billercia, MA

         7777 Washington Village Drive
         Dayton, OH

         2564 Kohnle Drive
         Miamisburg, OH

         1202 Avenue T
         Grand Prairie, TX

         6417 Toledo
         Houston, TX

         1000 Lofland Drive
         Waxahachie, TX

         500 South Lander Street
         Seattle, WA

         742 Boul. Industriel, Suite 104
         Blainville Que, Canada

         396 Attwell Drive
         Rexdale, Ontario Canada

B.       SYMONS CORPORATION:

         OWNED REAL PROPERTY:

         6665 N. Washington Street
         Denver, CO

         150 Bryan Road
         Dania, FL

         200 East Touhy Avenue
         Des Plaines, IL

         1112 East Airline Highway
         La Place, LA

                                                                         Annex V
                                                                          Page 3

         7053 Brookdale Drive
         Elkridge, MD

         1010 Hutton Drive
         Carrollton, TX

         1989 Peachleaf
         Houston, TX

         1155 Church Hill Drive
         New Braunfels, TX

         LEASED REAL PROPERTY:

         511 E. Mohave
         Phoenix, AZ

         3447 Investment Blvd., Suite 5
         Hayward, CA

         722 S. Parriott Place
         Industry, CA

         8280 Utica
         Rancho Cucamonga, CA

         880 Thorpe Road
         Orlando, FL

         2219 Lithonia Industrial Blvd
         Lithonia, GA

         591 River Road
         Silver Grove, KY

         9301 Penn Avenue South
         Bloomington, MN

         6000 Old Pineville Road
         Charlotte, NC

         1550 Highway 70 W
         Clayton, NC

         203 Swing Road
         Greensboro, NC

         509 Gurley's Mill Road
         Princeton, NC

         2049 Corporate Drive
         Wilmington, NC

         400 Max Court
         Henderson, NV

                                                                         Annex V
                                                                          Page 4


         6415 Plaster Mill Road
         Victor, NY

         200 King Manor Drive
         King of Prussia, PA

         4201 Grand Avenue
         Neville Island, PA

         1361 Stockholder Avenue
         Myrtle Beach, SC

         5071 Rivers Avenue
         North Charleston, SC

         8406 Earle Road, Suite A
         Mechanicsville, VA

         N11 W 24651 Silvernail Road
         Pewaukee, WI

         70 Golden Drive
         Coquitlam, British Columbia

         5423B Portage Avenue
         Headingley, Manitoba

C.       DUR-O-WAL:

         OWNED REAL PROPERTY:

         625 Crane Street
         Aurora, IL

         601 North Point
         Baltimore, MD

         LEASED REAL PROPERTY:

         829 34th Street North
         Birmingham, AL

         3213-15-17 8th Avenue North
         Birmingham, AL

         213 South Alma School Road
         Mesa, AZ

         4260 Westbrook Drive, Suite 120
         Aurora, IL

                                                                        ANNEX VI



                              EXISTING INDEBTEDNESS


                        INDEBTEDNESS NOT TO BE REFINANCED

                             Agreements                     Principal Amount Outstanding
                             ----------                   as of the Initial Borrowing Date
                                                          --------------------------------
     Junior Convertible Subordinated Indenture                    $21,250,000*
     (and debentures issues pursuant thereto) and
     associated Guarantee by the Company

     Senior Unsubordinated Redeemable Note of                      $5,000,000
     the Company (Nash Note)

     Loan Agreement between the City of Parsons,                     $173,250
     Kansas and the Company (secured by a
     mortgage)


----------

* This figure represents the face principal amount of the Junior Convertible Subordinated Notes at time of issuance. All or a portion of these Junior Convertible Subordinated Notes may be converted into the right to receive cash effective on or after the Initial Borrowing Date.

                                                                       ANNEX VII

                                    INSURANCE


Coverage                        Insurer                        Policy Number         Effective Date          Limits of Liability
--------                        -------                        -------------         --------------          -------------------
Workers Compensation -          Travelers Insurance Group      TC2JUB280K7144TIL99   11-14-99/00             WC-Stat/EL-$1MM
All States

Workers Compensation -          Travelers Insurance Group      TDRJUB280K7261TIL99   11-14-99/00             WC-Stat/EL-$1MM
AZ, MA, NV, WI

Automobile -                    Travelers Insurance Group      TC2JCAP280K7273TIL99  11-14-99/00             $1MM CSL
All States

Automobile -                    Travelers Insurance Group      TC2ECAP280K7285TCT99  11-14-99/00             $1MM CSL
Texas Only

Automobile -                    Travelers Insurance Group      232D2168              11-14-99/00             $1MM CSL
Canada

General Liability -             Travelers Insurance Group      232D217A              11-14-99/00             $1MM Occ./$1MM Agg.
Canada Only

Foreign Package Policy          Kemper Insurance Company       QD60125401            10-15-99/00             $1MM Occ./$1MM Agg.

General Liability               United National Insurance      L7128419              10-15-99/01             $1MM Occ./$2MM Agg.

Excess Buffer Liability         Evanston Insurance Co.         XONJ103599            10-15-99/01             $2MM Occ./$2MM Agg.

Umbrella Excess Liability       American International         BE8198063             10-15-99/00             $50,000,000 Occ./Agg.
                                Specialty

Commercial Property             Gerling American Insurance     3020031IMP            10-31-99/00             $100,000,000 Loss Limit
Coverage

Boiler and Machinery            CNA-Continential Casualty      BM1075879099          10-31-99/00             $100,000,000 Loss Limit

Inland Marine-Lap Top           SecurityIns Co/Firemans        CCIMG20096            10-31-99/00
Floater                         Fund

Executive Risk Package          Chubb-Federal Insurance        81463783ARMG          11/13/98 to 6/18/02     Fid-$5MM Occ./Agg.
                                                                                                             Crime-$1MM Occ.
                                                                                                             Sp Crime-$1MM

Primary Directors &             Reliance Insurance Company        NDA012988598          6-18-98 /02          $5M Occ/$5M Agg
Officers

Excess D&O                      Federal Insurance                 81463838A             6-18/98/02           $5M Excess of $5M
                                Company


                                                                       Annex VII
                                                                          Page 2


Coverage                        Insurer                      Policy Number         Effective Date             Limits of Liability
--------                        -------                      -------------         --------------             -------------------
Flex Financial Excess           Executive Risk               75212434198           6-18-98/02                 $10 M Excess of
                                                                                                              Underlying
                                                                                                              D&O, Crime, Fiduciary
                                                                                                              and Special Crime

Group Travel Accident           Hartford Life Ins Company    10-ETB-102204         10-15-99/02                Various Limits

Appeal Bond                     Travelers Indemnity          68S103165922BCM       4-15-99/01                 EFCO Case

Supply Bond                     Travelers Indemnity          68S103212369BCM       11-19-99/until cancelled   $259,446/AHT-Soda
                                                                                                              Springs Job

Notary Bond                     Travelers Indemnity          103243381             8-28-99/03                 Howard Mueller-Symons

Notary Bond                     Travelers Indemnity          103181843             9-12-99/00                 Rosemay Gibson-Symons

Aon Risk Management Fee                                                            10-15-99/00

                                                                      ANNEX VIII


                                 EXISTING LIENS

Mortgage in the favor of City of Parsons, evidencing the Loan Agreement between the City of Parsons, Kansas and the Company.


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------
1.        Dayton Superior        Bank One, N.A., as     Jefferson County, AL    9801/5415              Equipment,
          Corporation            Facility Agent*        (Birmingham Division)   1/20/98                Inventory,
                                                                                                       Receivables, Related
                                                                                                       Contracts,
                                                                                                       Intellectual
                                                                                                       Property Collateral,
                                                                                                       all books, records,
                                                                                                       etc. relating to the
                                                                                                       foregoing, products,
                                                                                                       proceeds ("BANK ONE
                                                                                                       LIEN")

2.        Dayton Superior        Bank of America        Jefferson County, AL    9607/4651              fixture filing
          Corporation            Illinois (as                                   6/18/96
                                 Collateral Agent)*

3.        Dayton Superior        Bank One, N.A., as     Shelby County, AL       1998-02070             Bank One lien
          Corporation            Facility Agent*                                1/21/98

4.        Dayton Superior        Bank One, N.A., as     AZ SOS                  988210                 Bank One lien
          Corporation            Facility Agent*                                10/9/97
                                                                                                       Address of Debtor
                                                                                                       amended on 10/20/98

5.        Dayton Superior        Bank One, N.A., as     AZ SOS                  988211                 Equipment owned by
          Corporation            Facility Agent*                                10/9/97                Debtor or its wholly
                                                                                                       owned U.S.
                                                                                                       subsidiaries; and
                                                                                                       equipment leased by
                                                                                                       Debtor or its subs
                                                                                                       that Debtor is
                                                                                                       charging rental for
                                                                                                       ("BANK ONE EQUIPMENT
                                                                                                       LIEN")

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

6.        Dayton Superior        Bank One, N.A., as     La Paz County, AZ       97-06699               Bank One lien
          Corporation            Facility Agent*                                12/24/97               (exhibit missing)

7.        Dayton Superior        Bank of America        Maricopa County, AZ     96-0907767             fixture filing
          Corporation            Illinois (as                                   12/31/96
                                 Collateral Agent)*



                                                                      Annex VIII
                                                                          Page 2


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------

8.        Dayton Superior        Bank One, N.A., as     CA SOS                  9728760095             Bank One lien
          Corporation            Facility Agent*                                10/9/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

9.        Dayton Superior        Bank One, N.A., as     CA SOS                  9728760175             Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

10.       Dayton Superior        Bank One, N.A., as     Los Angeles County, CA  97-2028908             Bank One lien
          Corporation            Facility Agent*                                12/29/97

11.       Dayton Superior        Bank One, N.A., as     CO SOS                  19972086916            Bank One lien
          Corporation            Facility Agent*                                10/9/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

12.       Dayton Superior        Bank One, N.A., as     CO SOS                  19972086915            Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

13.       Dayton Superior        Bank One, Dayton,      CO SOS                  19942039158            Accounts, Inventory,
          Corporation            N.A.                                           5/23/94                Deposit Accounts,
                                                                                                       all products and
                                 (and National Canada                                                  proceeds, books and
                                 Finance Corp.                                                         records ("BANK OF
                                 assigned to Bank                                                      AMERICA LIEN")
                                 One, Dayton, N.A. on
                                 10/23/95)*

14.       Dayton Superior        Bank of America        CO                      CO187258
          Corporation            Illinois (as                                   Bk 4777 Pg 0558
                                 Collateral Agent)*

15.       Dayton Superior        Bank of America        Denver County, CO       9700004341             fixture filing
          Corporation            Illinois (as                                   1/13/97
                                 Collateral Agent)*

16.       Dayton Superior        Bank of America        Denver County, CO       9700004342             fixture filing
          Corporation            Illinois (as                                   1/13/97
                                 Collateral Agent)*



                                                                      Annex VIII
                                                                          Page 3


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------

17.       Dayton Superior        Bank One, N.A., as     DE SOS                  9734902                Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

18.       Dayton Superior        Bank One, N.A., as     FL SOS                  970000229604           Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

19.       Dayton Superior        Bank One, N.A., as     FL SOS                  970000229605           Bank One lien
          Corporation            Facility Agent*                                10/9/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

20.       Dayton Superior        Bank One, N.A., as     Dade County, FL         97R584507              Bank One lien
          Corporation            Facility Agent*                                12/23/97

21.       Dayton Superior        Bank One, N.A., as     Hawaii Bureau of        97-138124              Bank One Equipment
          Corporation            Facility Agent*        Conveyance              10/10/97               lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/21/98

22.       Dayton Superior        Bank One, N.A., as     IA SOS                  K865870                Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/30/98

23.       Dayton Superior        Bank One, N.A., as     IL SOS                  3749779                Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                Lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/21/98

24.       Dayton Superior        Bank One, N.A., as     IL SOS                  3779158                Bank One Lien
          Corporation            Facility Agent*                                12/26/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/21/98



                                                                      Annex VIII
                                                                          Page 4


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------

25.       Dayton Superior        Bank One, N.A., as     Kankakee County, IL     97-1239                Bank One Lien
          Corporation            Facility Agent*                                12/23/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/21/98

26.       Dayton Superior        Bank of America        Ogle County, IL         588595                 fixture filing
          Corporation            Illinois (as                                   6/20/96
                                 Collateral Agent)*

27.       Dayton Superior        Bank One, N.A., as     KS SOS                  2394055                Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                Lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

28.       Dayton Superior        Bank One, N.A., as     KS SOS                  2394056                Bank One lien
          Corporation            Facility Agent*                                10/9/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

29.       Dayton Superior        Bank One, N.A., as     KS SOS                  2421412                Bank One lien 1998
          Corporation            Facility Agent*                                1/21/98

30.       Dayton Superior        Bank One, N.A., as     Labette County, KS      54692                  Bank One lien
          Corporation            Facility Agent*                                12/23/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

31.       Dayton Superior        Bank One, N.A., as     Labette County, KS      54758                  fixture filing
          Corporation            Facility Agent*                                1/20/98

32.       Dayton Superior        Bank One, N.A., as     KY SOS                  153599                 Bank One Equipment
          Corporation            Facility Agent*                                10/13/97               lien

33.       Dayton Superior        Bank of America        MA SOS                  345020                 Bank of America lien
          Corporation            Illinois (as                                   10/17/95
                                 Collateral Agent)
                                 (Assignee)

                                 Old SP: Bank One,
                                 Dayton, N.A.*

34.       Dayton Superior        Bank One, N.A., as     MA SOS                  503379                 Bank One lien
          Corporation            Facility Agent*                                10/14/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/21/98

35.       Dayton Superior        Bank One, N.A., as     Westfield City, MA      21707                  Bank One lien
          Corporation            Facility Agent*                                10/14/98
                                                                                                       Debtor's address
                                                                                                       amended on 10/21/98



                                                                      Annex VIII
                                                                          Page 5


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------

36.       Dayton Superior        Bank One, N.A., as     MI SOS                  D290593                Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

37.       Dayton Superior        Bank One, N.A., as     NE SOS                  746845                 Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

38.       Dayton Superior        Bank One, N.A., as     OH SOS                  AO02445                Bank One Lien
          Corporation            Facility Agent*                                10/9/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

39.       Dayton Superior        Bank One, N.A., as     OH SOS                  AP0012083              Bank One Equipment
          Corporation            Facility Agent*                                12/26/97               lien

40.       Dayton Superior        Bank One, N.A., as     OH SOS                  AP0019080              mortgage collateral
          Corporation            Facility Agent*                                1/20/98

41.       Dayton Superior        Bank One, N.A., as     Logan County, OH        971618                 Bank One lien
          Corporation            Facility Agent*                                10/9/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

42.       Dayton Superior        Bank One, N.A., as     Montgomery County, OH   F9713317               Bank One lien
          Corporation            Facility Agent*                                10/14/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

43.       Dayton Superior        Bank One, N.A., as     Montgomery County, OH   F9716714               Bank One Equipment
          Corporation            Facility Agent*                                12/23/97               lien

44.       Dayton Superior        Bank One, N.A., as     Montgomery County, OH   F9800615               fixture filing
          Corporation            Facility Agent*                                1/13/98

45.       Dayton Superior                               Montgomery County, OH   1995 CV 01337          Lakins, Glen F. vs.
          Corporation                                                           4/10/95                Dayton Superior
                                                                                                       Corp. removed to
                                                                                                       U.S. District Court

46.       Dayton Superior        Assigned to Bank of    Montgomery County, OH   F9513329               fixture filing
          Corporation            America Illinois (as                           10/16/95
                                 Collateral Agent)
          (Dur-O-Wal, Inc.)      on 6/24/96

                                 Old SP: Bank One,
                                 Dayton, N.A.*



                                                                      Annex VIII
                                                                          Page 6


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------

47.       Dayton Superior        Bank of America        PA SOS                  24770465               Bank of America lien
          Corporation            Illinois (as                                   10/17/95
                                 Collateral Agent)
                                 (Assigned on 7/2/96)

                                 Old SP: Bank One,
                                 Dayton, N.A.*

48.       Dayton Superior        Bank One, N.A., as     PA SOS                  28081533               Bank One lien
          Corporation            Facility Agent*                                10/9/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

49.       Dayton Superior        Bank One, N.A., as     PA SOS                  28521152               Improvements, Goods,
          Corporation            Facility Agent*                                2/4/98                 Intangibles, Leases,
                                                                                                       Plans, Permits,
                                                                                                       Contracts, Leases of
                                                                                                       Furniture,
                                                                                                       Furnishings and
                                                                                                       Equipment, Rents,
                                                                                                       Proceeds, and other
                                                                                                       property ("BANK ONE
                                                                                                       LIEN 1998")

50.       Dayton Superior        Bank of America        Prothonotary of         95-202539              Bank of America lien
          Corporation            Illinois (Assignee)    Delaware County, PA     10/17/95

                                 Old SP: Bank One,
                                 Dayton, N.A.*

51.       Dayton Superior        Bank One, N.A., as     Prothonotary of         97-202873              Bank One lien
          Corporation            Facility Agent*        Delaware County, PA     10/10/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/21/98

52.       Dayton Superior        Bank One, N.A., as     Prothonotary of         98-200142              Bank One lien 1998
          Corporation            Facility Agent*        Delaware County, PA     1/16/98

53.       Dayton Superior        Bank One, N.A., as     real estate records     98-200142              fixture filing
          Corporation            Facility Agent*        of Delaware County, PA  1/16/98



                                                                      Annex VIII
                                                                          Page 7


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------

54.       Dayton Superior        Bank One, N.A., as     SC SOS                  154733A                Bank One Equipment
          Corporation            Facility Agent*                                10/23/97               lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

55.       Dayton Superior        Bank One, N.A., as     TN SOS                  971-521482             Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

56.       Dayton Superior        Bank One, N.A., as     TX SOS                  208973                 Bank One lien
          Corporation            Facility Agent*                                10/9/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

57.       Dayton Superior        Bank One, N.A., as     Dallas County, TX       97007 1816             Bank One lien
          Corporation            Facility Agent*                                12/24/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

58.       Dayton Superior        The Fifth Third Bank*  Dallas County, TX       89038 3482             fixture filing
          Corporation                                                           2/24/89

59.       Dayton Superior        Bank One, N.A., as     UT SOS                  97-581357              Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

60.       Dayton Superior         Bank One, N.A., as    WA SOS                  97-282-0386            Bank One lien
          Corporation            Facility Agent*                                10/9/97
                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

61.       Dayton Superior        Bank One, N.A., as     WA SOS                  97-282-0387            Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

62.       Dayton Superior        Bank of America        King County, WA         960618-0524            fixture filing
          Corporation            Illinois (as                                   6/18/96
                                 Collateral Agent)*



                                                                      Annex VIII
                                                                          Page 8


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------

63.       Dayton Superior        Bank One, N.A., as     WV SOS                  0480384                Bank One Equipment
          Corporation            Facility Agent*                                10/9/97                lien

                                                                                                       Debtor's address
                                                                                                       amended on 10/20/98

64.       DUR-O-WAL, INC.        Bank One, N.A., as     Jefferson County, AL    9860/0055              Bank One lien
                                 Facility Agent*        (Bessemer Division)     1/2/98

65.       Dur-O-Wal, Inc.        Bank One, N.A., as     Jefferson County, AL    9801/5417              Bank One lien
                                 Facility Agent*        (Birmingham Division)   1/20/98

66.       Dur-O-Wal, Inc.        Bank One, N.A., as     AZ SOS                  988209                 Bank One lien
                                 Facility Agent*                                10/9/97

67.       Dur-O-Wal, Inc.        Bank of America        Maricopa County, AZ     96-0907766             fixture filing
                                 Illinois (as                                   12/31/96
                                 Collateral Agent)*

68.       Dur-O-Wal, Inc.        Bank One, N.A., as     Maricopa County, AZ     97-0901326             Bank One lien
                                 Facility Agent*                                12/24/97

69.       Dur-O-Wal, Inc.        Bank One, N.A., as     IL SOS                  3779159                Bank One lien
                                 Facility Agent*                                12/26/97

70.       Dur-O-Wal, Inc.        Bank One, N.A., as     IL SOS                  3788325                Bank One lien 1998
                                 Facility Agent*                                1/16/98

71.       Dur-O-Wal, Inc.        Assigned on 7/11/96    MD SOS                  152907025              Bank of America lien
                                 to Bank of America                             10/17/95
                                 Illinois (as
                                 Collateral Agent)

                                 Old SP: Bank One,
                                 Dayton, N.A.*

72.       Dur-O-Wal, Inc.        Bank One, N.A., as     MD SOS                  173538026              Bank One lien
                                 Facility Agent*                                12/17/97

73.       Dur-O-Wal, Inc.        Bank One, N.A., as     MD SOS                  180428345              Bank One lien 1998
                                 Facility Agent*                                2/10/98

74.       Dur-O-Wal, Inc.        Bank One,              Baltimore City, MD      Liber 4072 Page 150    fixture filing
                                 Milwaukee,  National                           1/27/97
                                 Association*

75.       Dur-O-Wal, Inc.        Bank of America        Baltimore City, MD      Liber 5681 Page 236    fixture filing
                                 Illinois (as                                   7/5/96
                                 Collateral Agent)*

76.       Dur-O-Wal, Inc.        Bank One, N.A., as     Baltimore City, MD      Liber 7051 Page 355    fixture filing
                                 Facility Agent*

77.       SYMONS CORPORATION     Bank One, N.A., as     AZ SOS                  988208                 Bank One equipment
                                 Facility Agent*                                10/9/97                lien



                                                                      Annex VIII
                                                                          Page 2


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------
                                                                                                          9
78.       Symons Corporation     Bank One, N.A., as     AZ SOS                  998197                 Bank One lien
                                 Facility Agent*                                12/23/97

79.       Symons Corporation     Bank One, N.A., as     Maricopa County, AZ     97-0901327             Bank One lien
                                 Facility Agent*                                12/24/97

80.       Symons Corporation     Congress Financial     CA SOS                  92113457               blanket lien
                                 Corporation                                    5/26/92
          Addtl Debtor:          (Western)*
          Garage Beam System                                                                           Addtl Debtor GBS, a
                                                                                                       Joint Venture added
                                                                                                       on 6/24/92

                                                                                                       Partial releases on
                                                                                                       5/17/93, 9/16/94,
                                                                                                       9/16/94, 6/6/95,
                                                                                                       6/26/95

                                                                                                       Amended Debtor's
                                                                                                       addresses on 1/20/95

                                                                                                       Continued on 1/7/97

81.       Symons Corporation     Congress Financial     CA SOS                  92143131               blanket lien
                                 Corporation                                    7/1/92
                                 (Western)*                                                            release on 3/12/93,
                                                                                                       5/17/93, 9/16/94,
                                                                                                       9/16/94, 6/6/95,
                                                                                                       6/26/95

                                                                                                       amended on 3/12/93,
                                                                                                       5/19/93, 1/20/95

                                                                                                       continued on 2/18/97

82.       Symons Corporation     Bank One, N.A., as     CA SOS                  9728760199             Bank One Equipment
                                 Facility Agent*                                10/9/97                lien

83.       Symons Corporation     Bank One, N.A., as     CA SOS                  9736560236             Bank One lien
                                 Facility Agent*                                12/30/97

84.       Symons Corporation     Bank One, N.A., as     Alameda County, CA      97342396               Bank One lien
                                 Facility Agent*                                12/23/97

85.       Symons Corporation     Bank One, N.A., as     Los Angeles County, CA  97-2028907             Bank One lien
                                 Facility Agent*                                12/29/97



                                                                      Annex VIII
                                                                         Page 10


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------

86.       Symons Corporation     Dur-O-Wal Limited*     Coquitlam, British      7869922                Accounts Receivable,
                                                        Columbia, Canada        9/15/98                chattel paper
                                                                                                       relating to business
                                                                                exp date: 9/15/01      in Canada. Proceeds:
                                                                                                       Goods, Securities,
                                                                                                       Instruments,
                                                                                                       Intangibles, docs,
                                                                                                       title, chattel
                                                                                                       paper, and money.

87.       Symons Corporation     Bank One, N.A., as     CO SOS                  19972123721            Bank One lien
                                 Facility Agent*                                12/26/97

88.       Symons Corporation     Bank One, N.A., as     CO SOS                  19972086911            Bank One Equipment
                                 Facility Agent*                                10/9/97                lien

89.       Symons Corporation     Bank One, N.A., as     DE SOS                  199734910              Bank One Equipment
                                 Facility Agent*                                10/9/97                lien

90.       Symons Corporation     Bank One, N.A., as     FL SOS                  970000288290           Bank One lien
                                 Facility Agent*                                12/24/97

91.       Symons Corporation     Bank One, N.A., as     FL SOS                  970000229606           Bank One Equipment
                                 Facility Agent*                                10/9/97                lien

92.       Symons Corporation     Bank One, N.A., as     Broward County, FL      97-671539              Bank One lien
                                 Facility Agent*                                12/26/97

93.       Symons Corporation     Bank One, N.A., as     Orange County, FL       Bk 5387 Pg 1744        Bank One lien
                                 Facility Agent*                                12/26/97

94.       Symons Corporation     TRS @ Magnolia         Orange County, FL       Bk 5959 Pg 108         Claim of Lien
          (lienor)                                                              3/10/00                $3119.72 unpaid



                                                                      Annex VIII
                                                                         Page 11


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------

95.       Symons Corporation                            Circuit Court of the    Bk 4778 Pg 918         final judgment of
                                                        Ninth Judicial          8/5/94                 foreclosure
                                                        Circuit, Orange
                                                        County, FL              Case No. C1 93-7681    Gale Pauley,
                                                                                                       Plaintiff v.
                                                                                                       Orange Scaffolding and
                                                                                                       Shoring, Inc; U.S.
                                                                                                       Dept of Treasury-
                                                                                                       IRS; Ford Motor
                                                                                                       Credit Co.; Ranger
                                                                                                       Transportation;
                                                                                                       Nisso American
                                                                                                       Corp.; SYMONS
                                                                                                       CORPORATION;
                                                                                                       State of FL Dept
                                                                                                       of Revenue; State
                                                                                                       of FL Dept of
                                                                                                       Labor and
                                                                                                       Employment
                                                                                                       Security; Seminole
                                                                                                       Walls and Ceilings
                                                                                                       Corp.

                                                                                                       Final Judgment of
                                                                                                       $285,731.72 against
                                                                                                       Orange Scaffolding
                                                                                                       and Shoring, Inc

96.       Symons Corporation     Congress Financial     DeKalb County, GA       9204563                blanket lien
                                 Corporation                                    6/24/92
                                 (Western)*                                                            Amended on 5/1/95 to
                                                                                continued on 4/8/97    add Debtor's
                                                                                                       locations; amended
                                                                                                       on 4/22/97 to add
                                                                                                       trade names

97.       Symons Corporation     Bank One, N.A., as     DeKalb County, GA       12923                  Bank One lien
                                 Facility Agent*                                12/23/97

98.       Symons Corporation     Bank One, N.A., as     IL SOS                  3788236                Bank One lien 1998
                                 Facility Agent*                                1/16/98

99.       Symons Corporation     Bank One, N.A., as     IL SOS                  3779160                Bank One lien
                                 Facility Agent*                                12/26/97

100.      Symons Corporation     Bank One, N.A., as     IL SOS                  3749780                Bank One Equipment
                                 Facility Agent*                                10/9/97                lien



                                                                      Annex VIII
                                                                         Page 12


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------

101.      Symons Corporation     Congress Financial     IL SOS                  2997693                leased equipment
                                 Corporation                                    6/15/92
                                 (Western)*                                                            amended on
                                                                                continued on 1/23/97   4/23/97, 1/25/95

                                                                                                       partial release on
                                                                                                       6/15/95, 9/16/94,
                                                                                                       9/18/93, 3/1/93,

102.      Symons Corporation     Bank One, N.A., as     KY SOS                  153602                 Bank One Equipment
                                 Facility Agent*                                                       lien

103.      Symons Corporation     Bank One, N.A., as     Saint John the          48-45938               Bank One lien
                                 Facility Agent*        Baptist Parish, LA      12/23/97

104.      Symons Corporation     Bank One, N.A., as     Billerica Town, MA      1101709-44G            Bank One lien
                                 Facility Agent*                                12/24/97

105.      Symons Corporation     Bank One, N.A., as     MD SOS                  173568313              Bank One Equipment
                                 Facility Agent*                                12/17/97               lien

106.      Symons Corporation     Bank One, N.A., as     MD SOS                  173658156              Bank One lien
                                 Facility Agent*                                12/29/97

107.      Symons Corporation     Bank One, N.A., as     MN SOS                  1979264                Bank One Equipment
                                 Facility Agent*                                10/9/97                lien

108.      Symons Corporation     Bank One, N.A., as     NV SOS                  9718644                Bank One Equipment
                                 Facility Agent*                                11/7/97                lien

109.      Symons Corporation     Bank One, N.A., as     NY SOS                  263652                 Bank One lien
                                 Facility Agent*                                12/23/97

110.      Symons Corporation     Bank One, N.A., as     Ontario County, NY      97-4526                Bank One lien
                                 Facility Agent*                                12/23/97

111.      Symons Corporation     Bank One, N.A., as     PA SOS                  28350039               Bank One lien
                                 Facility Agent*                                12/23/97

112.      Symons Corporation     Bank One, N.A., as     Prothonotary of         UCC-97-009896          Bank One lien
                                 Facility Agent*        Allegheny County, PA    12/23/97

113.      Symons Corporation     Congress Financial     Prothonotary of         UCC 97-003084          blanket lien
                                 Corporation            Allegheny County, PA    4/29/97
                                 (Western)*



                                                                      Annex VIII
                                                                         Page 13


               DEBTOR              SECURED PARTY           JURISDICTION         FILE INFO              COLLATERAL
               ------              -------------           ------------         ---------              ----------


114.      Symons Corporation     Bank One, N.A., as     Prothonotary of         272051                 Bank One lien
                                 Facility Agent*        Montgomery County, PA   12/23/97

115.      Symons Corporation     Bank One, N.A., as     SC SOS                  154648A                Bank One Equipment
                                 Facility Agent*                                10/23/97               lien

116.      Symons Corporation     Bank One, N.A., as     TX SOS                  209893                 Bank One Equipment
                                 Facility Agent*                                10/9/97                lien

117.      Symons Corporation     Bank One, N.A., as     TX SOS                  97-258601              Bank One lien
                                 Facility Agent*                                12/29/97

118.      Symons Corporation     Bank One, N.A., as     TX SOS                  009507                 Bank One lien 1998
                                 Facility Agent*                                1/14/98

119.      Symons Corporation                            Dallas County, TX       975732                 city/transit/county
                                                                                4/28/00                Texas state tax
                                                                                                       lien: $3,439.45

120.      Symons Corporation     Bank One, N.A., as     Dallas County, TX       97007 1800             Bank One lien
                                 Facility Agent*                                12/24/97

121.      Symons Corporation     Security Pacific       Dallas County, TX       86242 1923             fixture filing
                                 Business Credit,                               12/16/86
                                 Inc.*

122.      Symons Corporation     Associates             Dallas County, TX       87083 4759             fixture filing
                                 Commercial                                     4/30/87
                                 Corporation*

123.      Symons Corporation     Congress Financial     VA SOS                  9704227822             blanket lien
                                 Corporation                                    4/22/97
                                 (Western)*

124.      Symons Corporation     Bank One, N.A., as     VA SOS                  971223 7075            Bank One lien
                                 Facility Agent*                                12/23/97

125.      Symons Corporation     Bank One, N.A., as     WI SOS                  1724577                Bank One lien
                                 Facility Agent*                                12/26/97

126.      Symons Corporation     Bank One, N.A., as     Waukesha County, WI     773930                 Bank One lien
                                 Facility Agent*                                12/26/97

*  Liens to be Released as soon as practicable after the Initial Borrowing Date

                                                                        ANNEX IX


                              EXISTING INVESTMENTS

LOANS TO DAYTON SUPERIOR EMPLOYEES*:

Raymond Bartholomae

Michael C. Deis

James W. Fennessy

Mark K. Kaler

Alan F. McIlroy

William C. Mongole

John Paine

Thomas Roehrig

John M. Rutherford

James C. Stewart

Jaime Taronji, Jr.


OTHER INVESTMENTS:

Spec Formliner, Inc., a California corporation which manufactures and sells formliner products, of which Dayton Superior Corporation owns 50% of the outstanding shares.




----------

* Loans were made by Dayton Superior Corporation to these individuals for the purpose of financing: (i) the exercise of options to purchase shares of Dayton Superior Corporation, (ii) the payment of taxes incurred in connection with such option exercises, and/or (iii) to purchase shares of Dayton Superior Corporation from the corporation.

                                                                         ANNEX X


                          INDEBTEDNESS TO BE REFINANCED

                          Agreement                                         Principal Amount Outstanding
                          ---------                                       as of the Initial Borrowing Date
                                                                          --------------------------------
Credit Agreement dated as of September 29, 1997, as amended,                      $116,655,545.43
among Dayton Superior Corporation, the various financial
institutions as are or may become parties thereto, DLJ
Capital Funding, Inc., as syndication agent, Bankers Trust
Company, as administrative agent, Bank of America National
Trust and Savings Association, as documentation agent, and
Bank One, N.A., as facility agent.

Junior Convertible Subordinated Indenture (and debentures                          $21,250,000*
issues pursuant thereto) and associated Guarantee by the
Company



----------

* This figure represents the face principal amount of the Junior Convertible Subordinated Notes at time of issuance. All or a portion of these Junior Convertible Subordinated Notes may be converted into the right to receive cash effective on or after the Initial Borrowing Date.

                                                                     EXHIBIT A-1


                           FORM OF NOTICE OF BORROWING

                                                                          [Date]


Bankers Trust Company,
  as Administrative Agent for the Lenders party
  to the Credit Agreement
  referred to below
130 Liberty Street
New York, New York  10006

Attention:  ______________

Ladies and Gentlemen:

         The undersigned, Dayton Superior Corporation (the "Borrower"), refers to the Credit Agreement, dated as of June 16, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the Borrower, the lenders from time to time party thereto (the "Lenders"), and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to
Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

         (i) The Business Day of the Proposed Borrowing is ____________.(1)

         (ii) The aggregate principal amount of the Proposed Borrowing is $____________.

         (iii) The Proposed Borrowing shall consist of [Initial A Term Loans] [Initial B Term Loans] [Incremental A Term Loans] [Incremental B Term Loans] [Revolving Loans] [Acquisition Revolving Loans].

         (iv) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].

         [(v) The initial Interest Period for the Proposed Borrowing is _______ month(s).](2)


--------

1 Shall be a Business Day at least one Business Day in the case of Base Rate Loans and at least three Business Days in the case of Eurodollar Loans, in each case after the date hereof, provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day.

2   To be included for a Proposed Borrowing of Eurodollar Loans.

                                                                     Exhibit A-1
                                                                          Page 2


         [(vi) The Total Unutilized Revolving Loan Commitment after giving effect to the Proposed Borrowing is $__________.](3)


         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

         (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

         (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                      Very truly yours,

                                      DAYTON SUPERIOR CORPORATION


                                      By
                                         ---------------------------------
                                         Name:
                                         Title:


----------
(...continued)

3 Insert only for a Proposed Borrowing of Revolving Loans the proceeds of which are to be utilized, in whole or in part, for the purchase price of a Permitted Acquisition.

                                                                     EXHIBIT A-2

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                                                                          [Date]


Bankers Trust Company,
    as Administrative Agent for the Lenders party
    to the Credit Agreement
    referred to below
130 Liberty Street
New York, New York  10006

Attention:  ______________

Ladies and Gentlemen:

         The undersigned, Dayton Superior Corporation (the "Borrower"), refers to the Credit Agreement, dated as of June 16, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the Borrower, the lenders from time to time party thereto (the "Lenders") and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section [1.06] [1.09] of the Credit Agreement, that the undersigned hereby requests to [convert] [continue] the Borrowing of [A Term Loans] [B Term Loans] [Acquisition Loans] [Revolving Loans] referred to below, and in that connection sets forth below the information relating to such [conversion] [continuation] (the "Proposed [Conversion] [Continuation]") as required by Section [1.06] [1.09] of the Credit Agreement:

         (i) The Proposed [Conversion] [Continuation] relates to the Borrowing of [A Term Loans] [B Term Loans] [Revolving Loans] [Acquisition Loans] originally made on _____ __, ____ (the "Outstanding Borrowing") in the principal amount of $________ and currently maintained as a Borrowing of [Base Rate Loans] [Eurodollar Loans with an Interest Period ending on [Date]].

         (ii) The Business Day of the Proposed [Conversion] [Continuation] is [Date].(1)

         (iii) The Outstanding Borrowing shall be [continued as a Borrowing of Eurodollar Loans with an Interest Period of _______] [converted into a Borrowing of [Base Rate Loans] [Eurodollar Loans with an Interest Period of ___].(2)


----------

1 Shall be a Business Day at least three Business Days (or one Business Day in the case of a conversion into Base Rate Loans) after the date hereof, provided that such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day.

                                                                     Exhibit A-2
                                                                          Page 2


         The undersigned hereby certifies that no Default or Event of Default has occurred and is continuing on the date hereof, or will exist on the date of the Proposed [Conversion][Continuation].

                                     Very truly yours,

                                     DAYTON SUPERIOR CORPORATION


                                     By
                                        ---------------------------------
                                         Name:
                                         Title:


----------
(...continued)

2 In the event that either (x) only a portion of the Outstanding Borrowing is to be so converted or continued or (y) the Outstanding Borrowing is to be divided into separate Borrowings with different Interest Periods, the Borrower should make appropriate modifications to this clause to reflect same.

                                                                     EXHIBIT B-1

                               FORM OF A TERM NOTE



$________                                                     New York, New York
                                                                          [Date]


         FOR VALUE RECEIVED, DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Borrower"), hereby promises to pay to ____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, New York 10006 on the A Term Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of _____________ DOLLARS ($_____) or, if less, the unpaid principal amount of all A Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

         This Note is one of the A Term Notes referred to in the Credit Agreement, dated as of June 16, 2000, among the Borrower, the lenders from time to time party thereto (including the Lender) and the Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the A Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

         In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-1
                                                                          Page 2


         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                        DAYTON SUPERIOR CORPORATION


                                        By
                                           ------------------------------
                                           Name:
                                           Title:

                                                                     EXHIBIT B-2

                                                FORM OF B TERM NOTE



$__________                                                   New York, New York
                                                                          [Date]


         FOR VALUE RECEIVED, DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Borrower"), hereby promises to pay to or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, New York 10006 on the B Term Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of DOLLARS ($ ) or, if less, the unpaid principal amount of all B Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

         This Note is one of the B Term Notes referred to in the Credit Agreement, dated as June 16, 2000, among the Borrower, the lenders from time to time party thereto (including the Lender) and the Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the B Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

         In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-2
                                                                          Page 2


         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                       DAYTON SUPERIOR CORPORATION

                                       By
                                          -----------------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT B-3


                             FORM OF REVOLVING NOTE


$__________                                                   New York, New York
                                                                          [Date]


         FOR VALUE RECEIVED, DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Borrower"), hereby promises to pay to or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, New York 10006 on the Revolving Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of _____________ DOLLARS ($________) or, if less, the unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

         This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of June 16, 2000, among the Borrower, the lenders from time to time party thereto (including the Lender) and the Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

         In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-3
                                                                          Page 2


         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                     DAYTON SUPERIOR CORPORATION


                                     By
                                        --------------------------------
                                        Name:
                                        Title:

                                                                     EXHIBIT B-4

                             FORM OF SWINGLINE NOTE


$________________                                             New York, New York
                                                                          [Date]


         FOR VALUE RECEIVED, DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Borrower"), hereby promises to pay to BANKERS TRUST COMPANY or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, New York 10006 on the Swingline Expiry Date (as defined in the Credit Agreement referred to below) the principal sum of _____________ DOLLARS ($_________) or, if less, the unpaid principal amount of all Swingline Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

         This Note is the Swingline Note referred to in the Credit Agreement, dated as of June 16, 2000, among the Borrower, the lenders from time to time party thereto (including the Lender) and the Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part, as provided in the Credit Agreement.

         In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-4
                                                                          Page 2


         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                         DAYTON SUPERIOR CORPORATION


                                         By
                                           -------------------------------
                                           Name:
                                           Title:

                                                                     EXHIBIT B-5

                            FORM OF ACQUISITION NOTE


$________________                                             New York, New York
                                                                          [Date]


         FOR VALUE RECEIVED, DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Borrower"), hereby promises to pay to ______________or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, New York 10006 on the Acquisition Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of _____________ DOLLARS ($_________) or, if less, the unpaid principal amount of all Acquisition Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

         This Note is one of the Acquisition Notes referred to in the Credit Agreement, dated as of June 16, 2000, among the Borrower, the lenders from time to time party thereto (including the Lender) and the Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Acquisition Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

         In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-5
                                                                          Page 2


         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                           DAYTON SUPERIOR CORPORATION


                                           By
                                              ------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT C

               FORM OF INCREMENTAL TERM LOAN COMMITMENT AGREEMENT


                            [Names(s) of Lenders(s)]



                                                                          [Date]



Dayton Superior Corporation
[Insert Address]


re  INCREMENTAL TERM LOAN COMMITMENT

Ladies and Gentlemen:

         Reference is hereby made to the Credit Agreement, dated as of June 16, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among Dayton Superior Corporation (the "Borrower" or "you"), the lenders from time to time party thereto (the "Lenders") and Bankers Trust Company, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

         Each Lender (each an "Incremental Term Loan Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the Incremental A Term Loan Commitment and/or the Incremental B Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its "Incremental Term Loan Commitment"). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including
Section 1.15 thereof.

         Each Incremental Term Loan Lender and the Borrower acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute either Incremental A Term Loan Commitments or Incremental B Term Loan Commitments (as specified in Annex I attached hereto) under, and as defined in, the Credit Agreement. Each Incremental Term Loan Lender and the Borrower further agree that, with respect to the Incremental Term Loan Commitments provided by it pursuant to this Agreement, such Incremental Term Loan Lender shall receive an upfront fee equal to that amount set forth opposite its name on Annex I attached hereto, which upfront fee shall be due and payable to such Incremental Term Loan Lender on the date on which the Incremental Term Loans to be made pursuant to this Agreement are made.

         Each Incremental Term Loan Lender party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with

                                                                       Exhibit C
                                                                          Page 2


copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, to the extent applicable, to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the applicable forms described in Section 4.04(b) certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents. Upon the execution of a counterpart of this Agreement by such Incremental Term Loan Lenders, the Administrative Agent and the Borrower, the delivery to the Administrative Agent of a fully executed copy (including by way of counterparts and by facsimile) hereof and the payment of any fees (including, without limitation, the upfront fees payable pursuant to the immediately preceding paragraph and the administrative fee payable to the Administrative Agent pursuant to Section 1.15(b)(ii) of the Credit Agreement) required in connection herewith, each Incremental Term Loan Lender party hereto (i) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement, and, to the extent applicable, shall become a Lender pursuant to the Credit Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents.

         The effective date of this Agreement shall be the date on which the Permitted Acquisition to be financed with the proceeds of the Incremental Term Loans to be made hereunder is consummated, which date shall be no later than _____ [insert a date on or prior to the 10th Business Day after the date hereof].

         You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on __________ __, _____. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed cancelled.

         After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by fax) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

                                                                       Exhibit C
                                                                          Page 3


         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                     Very truly yours,

                                     [NAME OF LENDER]

                                     By
                                        -----------------------------
                                        Name:
                                        Title:

Agreed and Accepted
this ___ day of __________, ____:

DAYTON SUPERIOR CORPORATION


By:
    ------------------------------
    Name:
    Title:



BANKERS TRUST COMPANY,
      as Administrative Agent


By:
    ------------------------------
    Name:
    Title:

                                                            ANNEX I TO EXHIBIT C



                                                   Amount of Incremental
                    Amount of Incremental A            B Term Loan
Name of Lender       Term Loan Commitment               Commitment                  Upfront Fee





Total                 __________________               _____________                ___________

                                                                       EXHIBIT D

                        FORM OF LETTER OF CREDIT REQUEST



Dated _____(1)_____


Bankers Trust Company, as Administrative Agent under
  the Credit Agreement (the "Credit
  Agreement"), dated as of June 16, 2000,
  2000, among Dayton Superior Corporation (the "Borrower"),
  the lenders from time to time party thereto
  and Bankers Trust Company,
  as Administrative Agent
130 Liberty Street
New York, New York  10006

Attention:

[Name and Address of respective Letter of Credit Issuer]

Attention:


Dear Sirs:

         We hereby request that _____________________, in its individual capacity, issue a [standby] [trade] Letter of Credit for the account of the undersigned on ______________(2) (the "Date of Issuance") in the aggregate stated amount of ____________ (3).

         For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall have the respective meaning provided such terms in the Credit Agreement.

         The beneficiary of the requested Letter of Credit will be ___________(4), and such Letter of Credit will be in support of ___________(5) and will have a stated expiration date of ____________(6).



---------

1     Date of Letter of Credit Request


2 Date of Issuance which shall be at least five Business Days from the date hereof (or such shorter period as is acceptable to the respective Letter of Credit Issuer).

3     Aggregate initial Stated Amount of Letter of Credit

4     Insert name and address of beneficiary.

5 Insert a brief description of L/C Supportable Obligations or applicable trade obligations, as the case may be.

                                                                       Exhibit D
                                                                          Page 2


         We hereby certify that:

         (1) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the issuance of the Letter of Credit requested hereby, on the Date of Issuance (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

         (2) no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur.

         Copies of all documentation with respect to the supported transaction are attached hereto.



                                         DAYTON SUPERIOR CORPORATION



                                         By:
                                             -----------------------------
                                             Name:
                                             Title:

----------
(...continued)

6 Insert the last date upon which drafts may be presented which may not be later than (A) in the case of standby Letters of Credit, the earlier of
      (x) one year after the Date of Issuance and (y) the tenth Business Day prior to the Revolving Loan Maturity Date and (B) in the case of trade Letters of Credit, the earlier of (x) 180 days after the Date of Issuance and (y) 30 days prior to the Revolving Loan Maturity Date.

                                                                       EXHIBIT E


                     FORM OF SECTION 4.04(B)(II) CERTIFICATE


         Reference is hereby made to the Credit Agreement, dated as of June 16, 2000, 2000, among Datyon Superior Corporation, the lenders from time to time party thereto and Bankers Trust Company, as Administrative Agent (as amended from time to time, the "Credit Agreement"). Pursuant to the provisions of
Section 4.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                    [NAME OF BANK]


                                    By
                                        ----------------------------------
                                        Name:
                                        Title:



Date:  _______________, ____

                                                                       EXHIBIT G

                          FORM OF OFFICERS' CERTIFICATE


         I, the undersigned, [Chairman of the Board/Vice Chairman of the Board/President/Vice President] of [Name of Credit Party] a corporation organized and existing under the laws of the State of ________ (the "Company"), do hereby certify on behalf of the Company that:

         1. This Certificate is furnished pursuant to Section 5A.04(a) of the Credit Agreement, dated as of June 16, 2000, among [Dayton Superior Corporation] [the Company], the lenders from time to time party thereto and Bankers Trust Company, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

         2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his or her name and has held such office since _________ __, ____.(1) The signature written opposite the name and title of each such officer is his or her genuine signature.

              NAME(2)           OFFICE            SIGNATURE

         --------------       -----------       -------------

         --------------       -----------       -------------

         --------------       -----------       -------------

         3. Attached hereto as Exhibit A is a certified copy of the Certificate of Incorporation of the Company, as filed in the Office of the Secretary of State of the State of ________ on ___________, ____, together with all amendments thereto adopted through the date hereof.

         4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since _____________, ----.

----------

1 Insert a date prior to the time of any corporate action relating to the Credit Documents or related documentation.

2 Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate or related documentation.

                                                                       Exhibit G
                                                                          Page 2


         5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, ____ [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Documents to which the Company is party.

         [6. On the date hereof, all of the applicable conditions set forth in Sections 5A.05, through 5A.10, inclusive, and Section 6.01 of the Credit Agreement have been satisfied.

         7. Attached hereto as Exhibit D are true and correct copies of all Recapitalization Documents.

         8. Attached hereto as Exhibit E are true and correct copies of all Refinancing Documents.

         9. Attached hereto as Exhibit F are true and correct copies of all Equity Financing Documents.

         10. Attached hereto as Exhibit G are true and correct copies of all Senior Subordinated Note Documents.

         11. Attached hereto as Exhibit H are true and correct copies of all Subordinated Debenture Documents.

         12. Attached hereto as Exhibit I are true and correct copies of all Employee Benefit Plans.

         13. Attached hereto as Exhibit J are true and correct copies of all Shareholders' Agreements.

         14. Attached hereto as Exhibit K are true and correct copies of all Management Agreements.

         15. Attached hereto as Exhibit L are true and correct copies of all Employment Agreements.

         16. Attached hereto as Exhibit M are true and correct copies of all Collective Bargaining Agreements.

         17. Attached hereto as Exhibit N are true and correct copies of all Existing Indebtedness Agreements.

                                                                       Exhibit G
                                                                          Page 3


         18. Attached hereto as Exhibit O are true and correct copies of all Tax Allocation Agreements.](3)

         [6.][19.] On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the incurrence of Loans on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

         [7.][20.] On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Borrowing to occur on the date hereof or from the application of the proceeds thereof.

         [8.][21.] There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.

         IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of June, 2000.

                                      [NAME OF CREDIT PARTY]



                                      By
                                         ----------------------------
                                         Name:
                                         Title:


----------

3   Insert in Officers' Certificate of the Borrower only.

                                                                       Exhibit G
                                                                          Page 4


I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify on behalf of the Company that:

         1. [Name of Person making above certifications] is the duly elected and qualified [Chairman of the Board/Vice Chairman of the Board/President/Vice President] of the Company and the signature above is his or her genuine signature.

         2. The certifications made by [name of Person making above certifications] on behalf of the Company in Items 2, 3, 4, 5 and [8][21] above are true and correct.

         IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of June, 2000.

                                        [NAME OF CREDIT PARTY]


                                        By
                                           ----------------------------------
                                           Name:
                                           Title:

                                                                      EXHIBIT H
                                                        [CONFORMED AS EXECUTED]

                            FORM OF PLEDGE AGREEMENT



                  PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of June 16, 2000, made by each of the undersigned pledgors (each a "Pledgor" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 25 hereof, the "Pledgors") to BANKERS TRUST COMPANY, as Collateral Agent (together with any successor collateral agent, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :


                  WHEREAS, Dayton Superior Corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders") and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of June 16, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Administrative Agent, each Letter of Credit Issuer and the Pledgee are herein called the "Lender Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

                  WHEREAS, it is a condition to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit

                                                                       Exhibit H
                                                                          Page 6


of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of each Pledgor which is Subsidiary Guarantor, all such obligations and indebtedness of such Pledgor under the Subsidiaries Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

            (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by such Pledgor to the Other Creditors under, or with respect to (including in the case of each Pledgor which is Subsidiary Guarantor, by reason of the Subsidiaries Guaranty), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations");

           (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

             (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i), (ii) and (iii) above, after an Event of Default (which term to mean and include any Event of Default under, and as defined in, the Credit Agreement or any payment default by the Borrower under any Interest Rate Protection Agreement or Other Hedging Agreement and shall, in any event, include, without limitation, any payment default on any of the Obligations (as hereinafter defined) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

             (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

                                                                       Exhibit H
                                                                          Page 7


                           all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "ADMINISTRATIVE AGENT" has the meaning set forth in the Recitals hereto.

                  "ADVERSE CLAIM" has the meaning given such term in Section 8-102(a)(1) of the UCC.

                  "AGREEMENT" has the meaning set forth in the first paragraph hereof.

                  "CERTIFICATED SECURITY" has the meaning given such term in
Section 8-102(a)(4) of the UCC.

                  "CLEARING CORPORATION" has the meaning given such term in
Section 8-102(a)(5) of the UCC.

                  "COLLATERAL" has the meaning set forth in Section 3.1 hereof.

                  "COLLATERAL ACCOUNTS" means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

                  "CREDIT AGREEMENT" has the meaning set forth in the Recitals hereto.

                  "CREDIT DOCUMENT OBLIGATIONS" has the meaning set forth in
Section 1 hereof.

                  "DOMESTIC CORPORATION" has the meaning set forth in the definition of "Stock."

                  "EVENT OF DEFAULT" has the meaning set forth in Section 1 hereof.

                  "FINANCIAL ASSET" has the meaning given such term in Section 8-102(a)(9) of the UCC.

                  "FOREIGN CORPORATION" has the meaning set forth in the definition of "Stock."

                  "INDEMNITEES" has the meaning set forth in Section 11 hereof.

                  "INSTRUMENT" has the meaning given such term in Section 9-105(1)(i) of the UCC.

                                                                       Exhibit H
                                                                          Page 8

                  "INVESTMENT PROPERTY" has the meaning given such term in
Section 9-115(f) of the UCC.

                  "LENDER CREDITORS" has the meaning set forth in the Recitals hereto.

                  "LENDERS" has the meaning set forth in the Recitals hereto.

                  "LIMITED LIABILITY COMPANY ASSETS" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

                  "LIMITED LIABILITY COMPANY INTERESTS" means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

                  "NON-VOTING STOCK" means all capital stock which is not Voting Stock.

                  "NOTES" means (x) all Intercompany Notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

                  "OBLIGATIONS" has the meaning set forth in Section 1 hereof.

                  "OTHER CREDITORS" has the meaning set forth in the Recitals hereto.

                  "OTHER OBLIGATIONS" has the meaning set forth in Section 1 hereof.

                  "PARTNERSHIP ASSETS" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

                  "PARTNERSHIP INTEREST" means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

                  "PLEDGED NOTES" has the meaning set forth in Section 3.5 hereof.

                      "PLEDGEE" has the meaning set forth in the first paragraph hereof.

                  "PLEDGOR" has the meaning set forth in the first paragraph hereof.

                  "PROCEEDS" has the meaning given such term in Section 9-306(l) of the UCC.

                  "REQUIRED LENDERS" has the meaning given such term in the Credit Agreement.

                  "SECURED CREDITORS" has the meaning set forth in the Recitals hereto.

                  "SECURED DEBT AGREEMENTS" has the meaning set forth in Section 5 hereof.

                                                                       Exhibit H
                                                                          Page 9


                  "SECURITIES ACCOUNT" has the meaning given such term in
Section 8-501(a) of the UCC.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, as in effect from time to time.

                  "SECURITY" and "SECURITIES" has the meaning given such term in
Section 8-102(a)(15) of the UCC and shall in any event include all Stock and Notes (to the extent same constitute "Securities" under Section 8-102(a)(15)).

                  "SECURITY ENTITLEMENT" has the meaning given such term in
Section 8-102(a)(17) of the UCC.

                  "STOCK" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

                  "TERMINATION DATE" has the meaning set forth in Section 20 hereof.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; PROVIDED that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "UNCERTIFICATED SECURITY" has the meaning given such term in
Section 8-102(a)(18) of the UCC.

                  "VOTING STOCK" means all classes of capital stock of any Foreign Corporation entitled to vote.

                  3.  PLEDGE OF SECURITIES, ETC.

                  3.1 PLEDGE. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                  (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests

                                                                       Exhibit H
                                                                         Page 10


         therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                  (b)      all Securities of such Pledgor from time to time;

                  (c) all Limited Liability Company Interests of such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (A) all the capital thereof and its interest in all
                  profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                           (B) all other payments due or to become due to such
                  Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                           (D) all present and future claims, if any, of such
                  Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any limited
                  liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                                                                       Exhibit H
                                                                         Page 11


                           (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) all Partnership Interests of such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (A) all the capital thereof and its interest in all
                  profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                           (B) all other payments due or to become due to such
                  Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                           (D) all present and future claims, if any, of such
                  Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any
                  partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                           (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights

                                                                       Exhibit H
                                                                         Page 12


                  and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (e) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

                  (f) all Financial Assets and Investment Property of such Pledgor from time to time; and

                  (g) all Proceeds of any and all of the foregoing.

                  Notwithstanding anything to the contrary contained in this
Section 3.1, (x) except as otherwise provided in Section 8.12 of the Credit Agreement, no Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.2 PROCEDURES. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

                  (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank;

                  (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

                  (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The

         Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115(4)(a) and (b), 9-115(1)(e) and 8-106(d) of the UCC). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

                  (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.2(a)(ii) hereof;

                  (v) with respect to any Note, physical delivery of such Note to the Pledgee, indorsed to the Pledgee or indorsed in blank; and

                  (vi) with respect to cash, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

                  (b) In addition to the actions required to be taken pursuant to proceeding Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Securities and Collateral (as defined below):

                  (i) with respect to all Collateral of such Pledgor with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                  (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, in form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which may be perfected by the filing of such financing statements to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC.

                  3.3 SUBSEQUENTLY ACQUIRED COLLATERAL. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the

                                                                       Exhibit H
                                                                         Page 14


date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Corporation, provided that (x) except as provided in Section 8.12 of the Credit Agreement, no Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.4 TRANSFER TAXES. Each pledge of Collateral under Section
3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5 DEFINITION OF PLEDGED NOTES. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes".

                  3.6 CERTAIN REPRESENTATIONS AND WARRANTIES REGARDING THE COLLATERAL. Each Pledgor represents and warrants that on the date hereof (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto; (ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto;
(iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto;
(ix) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes A through E hereto; and (x) on the date hereof, such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more

                                                                       Exhibit H
                                                                         Page 15

sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; PROVIDED, that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, (i) all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                                                                       Exhibit H
                                                                         Page 16


                  7. REMEDIES IN CASE OF DEFAULT OR EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

                  (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED that at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                                                                       Exhibit H
                                                                         Page 17


                  (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Pledgee, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

                  (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                                                                       Exhibit H
                                                                         Page 18


                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)) . In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.
(a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph
(a) of this Section 12.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to

                                                                       Exhibit H
                                                                         Page 19


expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  14. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

                  15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

                  16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.
(a) Each Pledgor represents, warrants and covenants that:

                  (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

                                                                       Exhibit H
                                                                         Page 20


                  (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or
         (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                  (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                  (vi) all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

                  (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

                                                                       Exhibit H
                                                                         Page 21


                  (viii) the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of Certificated Securities pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                  (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

                  (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

                  17. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of each Pledgor is located at the address specified in Annex F hereto. Each Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 17. The originals of all documents in the possession of such Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of such Pledgor relating thereto are, and will continue to be, kept at such chief executive office as specified in Annex F hereto, or at such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17. All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office as specified in Annex F hereto, or such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17. No Pledgor shall establish a new location for such offices until (i) it shall have given to the Pledgee not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Pledgee, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall

                                                                       Exhibit H
                                                                         Page 22


deliver to the Pledgee a supplement to Annex F hereto so as to cause such Annex F hereto to be complete and accurate.

                  18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement;
(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  19. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, PROVIDED, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same

                                                                       Exhibit H
                                                                         Page 23



may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  20. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then due and payable have been paid in full.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement (other than a sale to any Pledgor or any Subsidiary thereof) or is otherwise released at the direction of the Required Lenders (or all Lenders if required by Section
13.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of any Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

                                                                       Exhibit H
                                                                         Page 24


                  (c) At any time that a Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in
Section 20(a) or (b) hereof, it shall deliver to the Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 20(a) or (b).

                  (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 20.

                  21. NOTICES, ETC. All such notices and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

                  (a) if to any Pledgor, at the address set forth opposite such Pledgor's signature below;

                  (b) if to the Pledgee, at:

                  Bankers Trust Company
                  130 Liberty Street
                  New York, New York  10006
                  Attention:  Diane Rolfe
                  Telephone No.:  (212) 250-1661
                  Telecopier No.:  (212) 250-7218

                  (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  22. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of either (x) the Required Lenders (or all of the Lenders to the extent required by Section 13.12 of the Credit Agreement) at all times prior to the time on which all Credit Document Obligations have been

                                                                       Exhibit H
                                                                         Page 25


paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full); PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, I.E., whether (i) the Lender Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements.

                  23. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or obligations under this Agreement without the prior consent of the Collateral Agent. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PLEDGOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  24. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  25. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                                     * * * *

                                                                       Exhibit H
                                                                         Page 26


IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written. ADDRESS:

7777 Washington Village Drive                            DAYTON SUPERIOR CORPORATION,
Suite 130                                                   as a Pledgor
Dayton, OH 45459
Attention: President                                     By /s/ John A. Ciccarelli
Telephone: (937) 428-6368                                   ---------------------------------
Telecopier: (973) 428-9560                                  Title: President

4260 Westbrook Drive                                     DUR-O-WAL, INC.,
Suite 120                                                   as a Pledgor
Aurora, IL 60504
Attention: President
Telephone: (630) 851-8400                                By /s/ John A. Ciccarelli
Telecopier: (630) 854-0500                                  ---------------------------------
                                                            Title: President



200 East Touhy Avenue                                    SYMONS CORPORATION,
Des Plaines, IL 60018                                       as a Pledgor
Attention: President
Telephone: (847) 298-3200
Telecopier: (847) 635-9287                               By /s/ John A. Ciccarelli
                                                            ---------------------------------
                                                            Title: President

Accepted and Agreed to:


BANKERS TRUST COMPANY,
  as Pledgee, Collateral Agent


By /s/ Susan L. Le Fevre
   -------------------------------------
   Title:  Director







                                                                         ANNEX A
                                                                              to
                                                                PLEDGE AGREEMENT


                              LIST OF SUBSIDIARIES


I.       DAYTON SUPERIOR CORPORATION

         a.       Dayton Superior FSC Corp.
         b.       Dur-O-Wal, Inc.
         c.       Symons Corporation
         d.       Dayton Superior Canada, Ltd.

II.      SYMONS CORPORATION:

         None

III.     DUR-O-WAL, INC.:

         None








                                                                         ANNEX B
                                                                              to
                                                                PLEDGE AGREEMENT


                                  LIST OF STOCK

I.       DAYTON SUPERIOR CORPORATION


   Name of Issuing               Certificate             Type of         Number       Percentage of           Relevant Sub-
     Corporation                    Number               Shares            of          Outstanding              Clause of
     -----------                    ------               ------          Shares         Shares of            Section 3.2(a) of
                                                                         ------       Capital Stock                Pledge
                                                                                      -------------              Agreement
                                                                                                                 ---------
     Symons Corporation                                  Common           5,000           100%                      (i)

      Dur-O-Wal, Inc.                                    Common          9,439.9          100%                      (i)

      Dur-O-Wal, Inc.                                  Preferred          5,500           100%                      (i)

Dayton Superior Canada, Ltd.                             Common          10,000           100%                      (i)

 Dayton Superior FSC Corp.                               Common           1,000           100%                      (i)

    Spec Formliner, Inc.            3 and 4              Common          10,000           50%                       (i)

                                                                         ANNEX C
                                                                              to
                                                                PLEDGE AGREEMENT


                                  LIST OF NOTES



I.  DAYTON SUPERIOR CORPORATION

           Amount                   Maturity Date                  Obligor                Relevant Sub-clause of
           ------                   -------------                  -------                   Section 3.2(a)
                                                                                           of Pledge Agreement
                                                                                           -------------------
         $175,084.00                June 30, 2015            Raymond Bartholomae                  (iv)

         $274,995.00                June 30, 2015            Raymond Bartholomae                  (iv)

         $290,517.00                June 30, 2015              Michael C. Deis                    (iv)

         $95,606.00                 June 30, 2015             James W. Fennessy                   (iv)

         $244,172.00                June 30, 2015               Mark K. Kaler                     (iv)

         $195,108.00                June 30, 2015              Alan F. McIlroy                    (iv)

         $51,013.00                 June 30, 2015            William C. Mongole                   (iv)

         $286,895.00                June 30, 2015                John Paine                       (iv)

         $51,013.00                 June 30, 2015              Thomas Roehrig                     (iv)

         $51,013.00                 June 30, 2015            John M. Rutherford                   (iv)

         279,948.00                 June 30, 2015             James C. Stewart                    (iv)

         $50,004.00                 June 30, 2015            Jaime Taronji, Jr.                   (iv)

                                                                         ANNEX D
                                                                              to
                                                                PLEDGE AGREEMENT


                   LIST OF LIMITED LIABILITY COMPANY INTERESTS


I.       DAYTON SUPERIOR CORPORATION:

         None

II.      SYMONS CORPORATION:

         None

III.     DUR-O-WAL, INC.:

         None

                                                                         ANNEX E
                                                                              to
                                                                PLEDGE AGREEMENT


                          LIST OF PARTNERSHIP INTERESTS


I.       DAYTON SUPERIOR CORPORATION:

         None

II.      SYMONS CORPORATION:

         None

III.     DUR-O-WAL, INC.:

         None

                                                                         ANNEX F
                                                                              to
                                                                PLEDGE AGREEMENT


                         LIST OF CHIEF EXECUTIVE OFFICES

I.       DAYTON SUPERIOR CORPORATION:

              7777 Washington Village Drive
              Suite 130
              Dayton, OH  45459

II.      SYMONS CORPORATION:

              200 East Touhy Avenue
              Des Plaines, IL

III.     DUR-O-WAL, INC.:

              4260 Westbrook Drive
              Suite 120
              Aurora, IL

                                                                       ANNEX G
                                                                            to
                                                              PLEDGE AGREEMENT



    FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED LIABILITY
                   COMPANY INTERESTS AND PARTNERSHIP INTERESTS


            AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _________ __, ____, among each of the undersigned pledgors (each a "Pledgor" and, collectively, the "Pledgors"), Bankers Trust Company, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and __________, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").


                              W I T N E S S E T H :


            WHEREAS, each Pledgor and the Pledgee have entered into a Pledge Agreement, dated as of June 16, 2000, 2000 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

            WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

            NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

            2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

            3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

            4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                              Bankers Trust Company
                               130 Liberty Street
                            New York, New York 10006
                             Attention: Diane Rolfe
                          Telephone No.: (212) 250-1661
                         Telecopier No.: (212) 250-7218

            5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the account specified by the Collateral Agent at the time of distribution thereof.

            6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

            (a)   if to any Pledgor, at:

                  ________________________
                  ________________________
                  ________________________

                  Attention:  _______________
                  Telephone No..:  __________
                  Telecopier No.:  __________

            (b)   if to the Pledgee, at:

                  Bankers Trust Company
                  130 Liberty Street
                  New York, New York  10006
                  Attention:  Diane Rolfe
                  Telephone No..:  (212) 250-1661
                  Telecopier No.:  (212) 250-7218

            (c)   if to the Issuer, at:

                  ________________________
                  ________________________
                  Attention:  ______________
                  Telephone No.:___________
                  Telecopier No.:___________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

            7. This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

            8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

            IN WITNESS WHEREOF, each Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                                    [_________________________],
                                       as a Pledgor


                                    By_____________________________
                                       Name:
                                       Title:


                                    BANKERS TRUST COMPANY,
                                      not in its individual capacity but
                                      solely as Collateral Agent and Pledgee


                                    By_____________________________
                                       Name:
                                       Title:



                                    [_________________________],
                                       the Issuer


                                    By_____________________________
                                       Name:
                                       Title:

                                                                    EXHIBIT I
                                                       [CONFORMED AS EXECUTED]





                           FORM OF SECURITY AGREEMENT


                                      among


                          DAYTON SUPERIOR CORPORATION,


               CERTAIN SUBSIDIARIES OF DAYTON SUPERIOR CORPORATION


                                       and


                             BANKERS TRUST COMPANY,

                               as COLLATERAL AGENT


                        --------------------------------

                            Dated as of June 16, 2000

                        --------------------------------

                                                                     Exhibit I
                                                                        Page 2



                           FORM OF SECURITY AGREEMENT


            SECURITY AGREEMENT, dated as of June 16, 2000, made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.13 hereof, the "Assignors") in favor of Bankers Trust Company, as Collateral Agent (together with any successor collateral agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as so defined.

                              W I T N E S S E T H :


            WHEREAS, Dayton Superior Corporation (the "Borrower"), the lenders party from time to time party thereto (the "Lenders") and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of June 16, 2000, providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Lenders, the Administrative Agent, the Letter of Credit Issuers and the Collateral Agent are herein called the "Lender Creditors");

            WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors", and together with the Lender Creditors, are herein called the "Secured Creditors");

            WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

            WHEREAS, it is a condition precedent to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

            WHEREAS, each Assignor will obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into by the Borrower of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, each Assignor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

                                                                     Exhibit I
                                                                        Page 3

            NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

            1.1 GRANT OF SECURITY INTERESTS. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable,
(ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights, (vii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secret Rights, (viii) all other Goods, General Intangibles, Investment Property, Permits, Chattel Paper, Documents, Instruments and other assets (including cash), (ix) the Cash Collateral Account and all monies, securities, instruments and other investments deposited or required to be deposited in such Cash Collateral Account, (x) all other bank, demand, time savings, cash management, passbook, certificates of deposit and similar accounts maintained by such Assignor and all monies, securities, instruments and other investments deposited or required to be deposited in any of the foregoing accounts, and (xi) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

            (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the term of this Agreement.

            1.2 POWER OF ATTORNEY. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                                                     Exhibit I
                                                                        Page 4

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

            Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

            2.1 NECESSARY FILINGS. All filings, registrations and recordings necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished (or within 10 days after the Initial Borrowing Date will be accomplished) and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or in the United States Patent and Trademark Office or in the United States Copyright Office.

            2.2 NO LIENS. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

            2.3 OTHER FINANCING STATEMENTS. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

            2.4 CHIEF EXECUTIVE OFFICE, RECORD LOCATIONS. The chief executive office of such Assignor is located at the address indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the other locations set forth on Annex A hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for

                                                                     Exhibit I
                                                                        Page 5

general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section
2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

            2.5 LOCATION OF INVENTORY AND EQUIPMENT. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

            2.6 RECOURSE. This Agreement is made with full recourse to each Assignor (including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

            2.7 TRADE NAMES; CHANGE OF NAME. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto for such Assignor. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto for such Assignor and new names established in accordance with the last sentence of this Section 2.7. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                                                                     Exhibit I
                                                                        Page 6

                                   ARTICLE III

                   SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                   CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER

            3.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are what they purport to be.

            3.2 MAINTENANCE OF RECORDS. Each Assignor will keep and maintain at its own cost and expense accurate records of its Receivables and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

            3.3 DIRECTION TO ACCOUNT DEBTORS; CONTRACTING PARTIES; ETC. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 7.4 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, PROVIDED, that the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3.

                                                                     Exhibit I
                                                                        Page 7

            3.4 MODIFICATION OF TERMS; ETC. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair the rights of the Collateral Agent in the Receivables or Contracts.

            3.5 COLLECTION. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

            3.6 INSTRUMENTS. If any Assignor owns or acquires any Instrument constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business), such Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

            3.7 ASSIGNORS REMAIN LIABLE UNDER RECEIVABLES. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Receivables. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Receivable pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the

                                                                     Exhibit I
                                                                        Page 8

sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

            3.8 ASSIGNORS REMAIN LIABLE UNDER CONTRACTS. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

            3.9 FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

            4.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks listed in Annex D hereto for such Assignor and that said listed Marks include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office that such Assignor owns or uses in connection with its business as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks that it uses. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications listed in Annex D hereto and that said registrations are valid, subsisting, have not been cancelled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, or is not aware that there is any reason that any of said registrations is invalid or

                                                                     Exhibit I
                                                                        Page 9

unenforceable, or is not aware that there is any reason that any of said applications will not pass to registration other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

            4.2 LICENSES AND ASSIGNMENTS. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

            4.3 INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is infringing or diluting or otherwise violating any of such Assignor's rights in and to any Mark, or with respect to any party claiming that such Assignor's use of any Mark violates in any material respect any property right of that party. Each Assignor further agrees to prosecute in accordance with reasonable business practices any Person infringing any Mark in any manner that could reasonably be expected to have a Material Adverse Effect.

            4.4 PRESERVATION OF MARKS. Each Assignor agrees to use its Marks in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are necessary to preserve such Marks as trademarks or service marks under the laws of the United States.

            4.5 MAINTENANCE OF REGISTRATION. Each Assignor shall, at its own expense, diligently process all documents required to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its significant registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent.

            4.6 FUTURE REGISTERED MARKS. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate, and an assignment for security in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security in such Mark to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex G hereto, or in such other form as may be reasonably satisfactory to the Collateral Agent.

            4.7 REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the

                                                                     Exhibit I
                                                                        Page 10

Marks, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section
4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

            5.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful owner of all rights in
(i) all United States trade secrets and proprietary information necessary to operate the business of the Assignor (the "Trade Secret Rights"), (ii) the Patents listed in Annex E hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex F hereto for such Assignor and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or such Assignor has misappropriated any trade secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Patent, and to record the same.

            5.2 LICENSES AND ASSIGNMENTS. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright acquired after the date hereof absent prior written approval of the Collateral Agent.

            5.3 INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright

                                                                     Exhibit I
                                                                        Page 11

violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right in accordance with such Assignor's reasonable business judgment.

            5.4 MAINTENANCE OF PATENTS OR COPYRIGHT. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 to maintain in force its rights under each PatenT or Copyright, absent prior written consent of the Collateral Agent.

            5.5 PROSECUTION OF PATENT APPLICATIONS. At its own expense, each Assignor shall diligently prosecute all significant applications for (i) United States Patents listed in Annex E hereto and (ii) Copyrights listed on Annex F hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent.

            5.6 OTHER PATENTS AND COPYRIGHTS. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or certificate or registration of, or application therefor, said Patents, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security, the form of such assignment for security to be substantially in the form of Annex H or I hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

            5.7 REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

                                                                     Exhibit I
                                                                        Page 12

            6.1 PROTECTION OF COLLATERAL AGENT'S SECURITY. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Credit Agreement, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

            6.2 WAREHOUSE RECEIPTS NON-NEGOTIABLE. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

            6.3 FURTHER ACTIONS. Each Assignor will, at its own expense and upon the request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

            6.4 FINANCING STATEMENTS. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

            7.1 REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall

                                                                     Exhibit I
                                                                        Page 13

have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect, in all relevant jurisdictions and may:

            (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

            (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

            (iii) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with Section
7.4 hereof;

            (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

            (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                  (x) forthwith cause the same to be moved to the place or
            places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                  (y) store and keep any Collateral so delivered to the
            Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

                  (z) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

            (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of

                                                                     Exhibit I
                                                                        Page 14

said obligation. By accepting the benefits of this Agreement, the Secured Creditors agree that this Agreement may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the Credit Agreement.

            7.2 REMEDIES; DISPOSITION OF THE COLLATERAL. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

                                                                     Exhibit I
                                                                        Page 15

            7.3 WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

            (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

            (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

            (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

            7.4 APPLICATION OF PROCEEDS. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any Additional Security Document require proceeds of collateral under such Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee or Collateral Agent under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows.

            (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

            (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

            (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are

                                                                     Exhibit I
                                                                        Page 16

insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

            (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

            (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings and all Fees and (ii) in the case of the Other Obligations, all amounts due under such Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

            (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

            (d) Each of the Secured Creditors, by their acceptance of the benefits hereof, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall

                                                                     Exhibit I
                                                                        Page 17

be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

            (e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

            (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Other Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Lender Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

            (g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

            7.5 REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may

                                                                     Exhibit I
                                                                        Page 18

recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

            7.6 DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

            8.1 INDEMNITY. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

            (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all reasonable

                                                                     Exhibit I
                                                                        Page 19

fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

            (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

            (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            8.2 INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements or Other Hedging Agreements and all Letters of Credit and the payment of all other Obligations and notwithstanding the discharge thereof but shall not thereafter be secured by any security interest granted hereby.

                                   ARTICLE IX

                                   DEFINITIONS

            The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

            "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

            "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

                                                                     Exhibit I
                                                                        Page 20

            "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

            "Borrower" shall have the meaning provided in the recitals of this Agreement.

            "Cash Collateral Account" shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

            "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Class" shall have the meaning provided in Section 10.2 of this Agreement.

            "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

            "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

            "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

            "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements or Other Hedging Agreements and any partnership agreements, joint venture agreements and limited liability company agreements), but excluding any contract to the extent that the terms thereof prohibit (after giving effect to any approvals or waivers) the assignment of, or granting a security interest in, such contract (it being understood and agreed, however, that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any such excluded contract shall be subject to the security interests created by this Agreement).

            "Copyrights" shall mean any United States copyright owned by any Assignor, including any registrations of any Copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

            "Credit   Agreement"  shall  have  the  meaning  provided  in  the
recitals of this Agreement.

            "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

                                                                     Exhibit I
                                                                        Page 21


            "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

            "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Other Obligations after the expiration of any applicable grace period.

            "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York (and shall include all partnership interests and all limited liability company and membership interests).

            "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

            "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

            "Investment Property" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

            "Lenders" shall have the meaning provided in the recitals of this Agreement.

                                                                     Exhibit I
                                                                        Page 22


            "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

            "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration of any trademarks and service marks in the United States Patent and Trademark Office or in any equivalent foreign office and any trade dress including logos and/or designs used by any Assignor.

            "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of each Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Assignor is a party (including, in the case of each Assignor which is a Subsidiary Guarantor, all such obligations and indebtedness of such Assignor under the Subsidiaries Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by such Assignor to the Other Creditors under, or with respect to (including, in the case of each Assignor which is a Subsidiary Guarantor, by reason of the Subsidiaries Guaranty), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause
(ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Assignee in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Assignee of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

            "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

                                                                     Exhibit I
                                                                        Page 23


            "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Patents" shall mean any patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a patent now or hereafter made by any Assignor.

            "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

            "Representative shall have the meaning provided in Section 7.4(e) of this Agreement.

            "Required Secured Creditors" shall mean (i) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, each of the Lenders) under the Credit Agreement so long as any Credit Document Obligations remain outstanding and (ii) in any

                                                                     Exhibit I
                                                                        Page 24

situation not covered by the preceding clause (i), the holders of a majority of the outstanding principal amount of the Other Obligations.

            "Requisite Creditors" shall have the meaning provided in Section
10.2 of this Agreement.

            "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

            "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements.

            "Termination Date" shall have the meaning provided in Section 10.8 of this Agreement.

            "Trade Secret Rights" shall have the meaning provided in Section 5.1 of this Agreement.

            "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                                    ARTICLE X

                                  MISCELLANEOUS

            10.1 Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

            (a) if to any Assignor, at the address set forth opposite such Assignor's signature below;

            (b) if to the Collateral Agent, at:

                  Bankers Trust Company
                  130 Liberty Street
                  New York, New York  10006
                  Attention:  Diane Rolfe
                  Telephone No.:  (212) 250-1661
                  Telecopier No.:  (212) 250-7218;

                                                                     Exhibit I
                                                                        Page 25


            (c) if to any Lender Creditor, at such address as such Lender Creditor shall have specified in the Credit Agreement;

            (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            10.2 WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly effected thereby and the Collateral Agent (with the written consent of the Required Secured Creditors); PROVIDED, HOWEVER, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, I.E., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the respective Interest Rate Protection Agreements or Other Hedging Agreements.

            10.3 OBLIGATIONS ABSOLUTE. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

            10.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of the Collateral Agent and the Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                                                                     Exhibit I
                                                                       Page 26

            10.5 HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            10.6  GOVERNING   LAW.   THIS   AGREEMENT   AND  THE   RIGHTS  AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            10.7 ASSIGNOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

            10.8 TERMINATION; RELEASE. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then due and payable have been paid in full.

            (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement (other than a sale to any Assignor or a Subsidiary thereof) or otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the relevant Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

            (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by

                                                                     Exhibit I
                                                                        Page 27

a principal executive officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to Section 10.8(a) or (b).

            10.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

            10.10 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            10.11 THE COLLATERAL AGENT. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder and thereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

            10.12 BENEFIT OF AGREEMENT. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.
            10.13 ADDITIONAL ASSIGNORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

                                      * * *

                                                                     Exhibit I
                                                                       Page 28


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

ADDRESS:

7777 Washington Village Drive          DAYTON SUPERIOR CORPORATION,
Suite 130                                as an Assignor
Dayton, OH 45459
Attention: President                   By /s/ John A. Ciccarelli
Telephone: (937) 428-6368                -------------------------------
Telecopier: (973) 428-9560                Title: President


4260 Westbrook Drive                   DUR-O-WAL, INC.,
Suite 120                                as an Assignor
Aurora, IL 60504
Attention: President
Telephone: (630) 851-8400              By /s/ John A. Ciccarelli
Telecopier: (630) 854-0500               -------------------------------
                                          Title: President


200 East Touhy Avenue                  SYMONS CORPORATION,
Des Plaines, IL 60018                    as an Assignor
Attention: President
Telephone: (847) 298-3200
Telecopier: (847) 635-9287             By /s/ John A. Ciccarelli
                                         -------------------------------
                                           Title: President

Accepted and Agreed to:


BANKERS TRUST COMPANY,
  as Assignee, Collateral Agent


By /s/ Susan L. Le Fevre
  ----------------------------
    Title:  Director

                                                              ANNEX A
                                                                 to
                                                         SECURITY AGREEMENT
                                                         ------------------


                       SCHEDULE OF CHIEF EXECUTIVE OFFICES
                           AND OTHER RECORD LOCATIONS



I.    DAYTON SUPERIOR CORPORATION:

      7777 Washington Village Drive
      Suite 130
      Dayton, OH  45459

II.   SYMONS CORPORATION:

      200 East Touhy Avenue
      Des Plaines, IL

III.  DUR-O-WAL, INC.:

      4260 Westbrook Drive
      Suite 120
      Aurora, IL

                                                              ANNEX B
                                                                 to
                                                         SECURITY AGREEMENT
                                                         ------------------


                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

ASSIGNOR                                  LOCATION

I.    Dayton Superior Corporation

                                          1900 Wilson
                                          Parsons, KS

                                          530 Madison Avenue (Centralia)
                                          Junction City, IL

                                          402 South First Street
                                          Oregon, IL

                                          721 Richard Street
                                          Miamisburg, OH

                                          County Road 113
                                          Rushsylvania, OH

                                          5025 Easton Road
                                          St. Joseph, MO

                                          298 Keystone Drive
                                          Bethlehem, PA

                                          3 Horne Drive, PO Box 409
                                          Folcroft, PA

                                          55 North Pine Street
                                          Tremont, PA

                                          1421 Hildegarde Drive
                                          Birmingham, AL

                                          580 Elm Street
                                          Helena, AL

                                          1201 Mohave Road
                                          Parker, AZ

                                          530 E. Dyer Road
                                          Santa Ana, CA

                                          9415 Sorenson Avenue
                                          Santa Fe Springs, CA

                                          4975 Pontiac Street
                                          Commerce City, CO

                                          6625 N. Washington Street
                                          Denver, CO

                                          1887 Central Florida Parkway
                                          Orlando, FL

                                          9745 NW 80th Avenue
                                          Hialeah Gardens, FL

                                          670 Great Southwest Parkway
                                          Atlanta, GA

                                          2150B South Route 45-52
                                          Kankakee, IL

                                          30 Manning Road
                                          Billercia, MA

                                          7777 Washington Village Drive
                                          Dayton, OH

                                          2564 Kohnle Drive
                                          Miamisburg, OH

                                          1202 Avenue T
                                          Grand Prairie, TX

                                          6417 Toledo
                                          Houston, TX

                                          1000 Lofland Drive
                                          Waxahachie, TX

                                          500 South Lander Street
                                          Seattle, WA

                                          742 Boul. Industriel, Suite 104
                                          Blainville Que, Canada

                                          396 Attwell Drive
                                          Rexdale, Ontario Canada

II.   Symons Corporation

                                          6665 N. Washington Street
                                          Denver, CO

                                          150 Bryan Road
                                          Dania, FL

                                          200 East Touhy Avenue
                                          Des Plaines, IL

                                          1112 East Airline Highway
                                          La Place, LA

                                          7053 Brookdale Drive
                                          Elkridge, MD

                                          1010 Hutton Drive
                                          Carrollton, TX

                                          1989 Peachleaf
                                          Houston, TX

                                          1155 Church Hill Drive
                                          New Braunfels, TX

                                          511 E. Mohave
                                          Phoenix, AZ

                                          3447 Investment Blvd., Suite 5
                                          Hayward, CA

                                          722 S. Parriott Place
                                          Industry, CA

                                          8280 Utica
                                          Rancho Cucamonga, CA

                                          880 Thorpe Road
                                          Orlando, FL

                                          2219 Lithonia Industrial Blvd
                                          Lithonia, GA

                                          591 River Road
                                          Silver Grove, KY

                                          9301 Penn Avenue South
                                          Bloomington, MN

                                          6000 Old Pineville Road
                                          Charlotte, NC

                                          1550 Highway 70 W
                                          Clayton, NC

                                          203 Swing Road
                                          Greensboro, NC

                                          509 Gurley's Mill Road
                                          Princeton, NC

                                          2049 Corporate Drive
                                          Wilmington, NC

                                          400 Max Court
                                          Henderson, NV

                                          6415 Plaster Mill Road
                                          Victor, NY

                                          200 King Manor Drive
                                          King of Prussia, PA

                                          4201 Grand Avenue
                                          Neville Island, PA

                                          1361 Stockholder Avenue
                                          Myrtle Beach, SC

                                          5071 Rivers Avenue
                                          North Charleston, SC

                                          8406 Earle Road, Suite A
                                          Mechanicsville, VA

                                          N11 W 24651 Silvernail Road
                                          Pewaukee, WI

                                          70 Golden Drive
                                          Coquitlam, British Columbia

                                          5423B Portage Avenue
                                          Headingley, Manitoba

III.  Dur-O-Wal

                                          625 Crane Street
                                          Aurora, IL

                                          601 North Point
                                          Baltimore, MD

                                          829 34th Street North
                                          Birmingham, AL

                                          3213-15-17 8th Avenue North
                                          Birmingham, AL

                                          213 South Alma School Road
                                          Mesa, AZ

                                          4260 Westbrook Drive, Suite 120
                                          Aurora, IL

                                                              ANNEX C
                                                                 to
                                                         SECURITY AGREEMENT
                                                         ------------------

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES
I.  TRADE NAMES
(name in square brackets indicates division using the trade name)

   Concrete Accessories Inc. [Symons Corporation]
   Richmond Screw Anchor [Symons Corporation]
   Dayton Superior Construction Chemicals [Dayton Superior Corporation] America Highway Technology [Dayton Superior Corporation]
   Robert Screw Products [Dayton Superior Corporation]
   Secure [Dayton Superior Corporation]


II.  FICTITIOUS NAMES
   Cempro

                                                              ANNEX D
                                                                 to
                                                         SECURITY AGREEMENT
                                                         ------------------

                           DAYTON SUPERIOR CORPORATION
                               SYMONS CORPORATION
                                 DUR-O-WAL, INC.


                            INDEX OF TRADEMARK LISTS


  1 . . .     DAYTON SUPERIOR CORPORATION/RICHMOND SCREW ANCHOR CO. TRADEMARKS.

  2 . . .     SYMONS CORPORATION TRADEMARKS.

  3 . . .     DUR-O-WAL, INC. TRADEMARKS.

  4 . . . TRADEMARK APPLICATIONS/REGISTRATIONS FOUND WHICH ARE OWNED BY OTHER PARTIES.

                                                             TRADEMARK LIST #1

    DAYTON SUPERIOR CORPORATION (INCLUDES MARKS WHEREIN RICHMOND SCREW ANCHOR
                         COMPANY IS THE OWNER OF RECORD)
                                   TRADEMARKS



------------------------------------------------------------------------------------------------------------------
                                                       APPLICATION NO.   REGISTRATION NO.
        TRADEMARK          COUNTRY        STATUS           AND DATE          AND DATE            COMMENTS
------------------------------------------------------------------------------------------------------------------
AMERICAN HIGHWAY             US     allowed - intent  75/121051                           Int'l. Class(es) 6,
TECHNOLOGY                          to use            6/18/96                             17, 19, 37
------------------------------------------------------------------------------------------------------------------
GYRO TILT PLUS               US     published         75/413784                           Int'l. Class(es) 6
                                                      1/05/98
------------------------------------------------------------------------------------------------------------------
DAYTON SUPERIOR              US     registered        73/399517         1287643           Int'l. Class(es) 6;
                                                      10/01/82          7/31/84           Security Interest in
                                                                                          favor of Bank One
                                                                                          recorded 11/6/97
------------------------------------------------------------------------------------------------------------------
DAYTON SUPERIOR              US     registered        75/138973         2158144           Int'l. Class(es) 2, 3,
                                                      7/24/96           5/19/98           19
------------------------------------------------------------------------------------------------------------------
S                            US     expired           72/383292         0941224           Classes unavailable
                                                      2/08/71           8/22/72
------------------------------------------------------------------------------------------------------------------
SURE-GRIP                    US     registered        74/161032         1768658           Int'l. Class(es) 19
                                                      4/26/91           5/04/93
------------------------------------------------------------------------------------------------------------------
A                            US     registered        73/643458         1452916           Int'l. Class(es) 6
                                                      1/28/87           8/18/87
------------------------------------------------------------------------------------------------------------------
C                            US     registered        73/641698         1453913           Int'l. Class(es) 6
                                                      1/28/87           8/25/87
------------------------------------------------------------------------------------------------------------------
LEVELAYER                    US     registered        73/543931         1397671           Int'l. Class(es) 19
                                                      6/19/85           6/17/86
------------------------------------------------------------------------------------------------------------------
DAY-CHEM                     US     registered        73/284292         1177246           Int'l. Class(es) 19
                                                      11/03/80          11/10/81
------------------------------------------------------------------------------------------------------------------
SWIFT LIFT                   US     registered        73/028742         1009108           Int'l. Class(es) 6
                                                      8/05/74           4/22/75
------------------------------------------------------------------------------------------------------------------


                                                       APPLICATION NO.   REGISTRATION NO.
        TRADEMARK          COUNTRY        STATUS           AND DATE          AND DATE            COMMENTS
------------------------------------------------------------------------------------------------------------------
TWIST-LIFT                   US     registered        72/291787         0880316           Int'l. Class(es) 6
                                                      2/23/68           11/11/69
------------------------------------------------------------------------------------------------------------------
JAHN                         US     registered        72/264561         0846110           Int'l. Class(es) 19
                                                      2/13/67           3/19/68
------------------------------------------------------------------------------------------------------------------
RAPI-TIES                    US     registered        72/180151         0784682           Int'l. Class(es) 19
                                                      10/10/63          2/09/65
------------------------------------------------------------------------------------------------------------------
CRETE CURE                   US     registered        72/452142         0982189           Int'l. Class(es) 1
                                                      3/21/73           4/16/74
------------------------------------------------------------------------------------------------------------------
GASKET-LOCK                  US     registered        72/301271         0889203           Int'l. Class(es) 19
                                                      6/24/68           4/07/70
------------------------------------------------------------------------------------------------------------------
SURE-GRIP                    US     registered        72/205043         0798721           Int'l. Class(es) 19
                                                      10/29/64          11/16/65
------------------------------------------------------------------------------------------------------------------
JAHN                         US     registered        72/149581         0751913           Int'l. Class(es) 6
                                                      7/23/62           7/02/63
------------------------------------------------------------------------------------------------------------------
HEXAGON LOGO                 US     abandoned         75/135891                           Int'l. Class(es) 1, 6
                                                      7/18/96
------------------------------------------------------------------------------------------------------------------
DAYTON/RICHMOND              US     pending           75/892,252
                                                      1/7/00
------------------------------------------------------------------------------------------------------------------
GYRO TILT PLUS               US     registered        413,784           2,301,428
                                                      1/5/98            12/21/99
------------------------------------------------------------------------------------------------------------------
MAXI-LIFT                    US     registered        73/287993         1200183           Int'l. Class 7
                                                      1/07/81           7/06/82
                                                                                          Symons assigned a
                                                                                          security interest to
                                                                                          third party 11/06/97
------------------------------------------------------------------------------------------------------------------
TYSCRU                       US     registered        71/419125         0371282           Int'l. Class 19
                                                      5/05/39           9/19/39
                                                                                          Symons assigned a
                                                                                          security interest to
                                                                                          third party 11/06/97
------------------------------------------------------------------------------------------------------------------

                                                       APPLICATION NO.   REGISTRATION NO.
        TRADEMARK          COUNTRY        STATUS           AND DATE          AND DATE            COMMENTS
------------------------------------------------------------------------------------------------------------------
TYWEDGE                      US     registered        72/126178         0751853           Int'l. Class 19
                                                      8/17/61           6/25/63
                                                                                          Symons assigned a
                                                                                          security interest to
                                                                                          third party 11/06/97
------------------------------------------------------------------------------------------------------------------
RICHMOND SCREW ANCHOR        US     registered        72/162664         0759042           Int'l. Class 1
CO., INC. INSIST ON                                   2/13/63           10/29/63
RICHMOND                                                                                  Symons assigned a
 . . .                                                                                     security interest to
                                                                                          third party 11/06/97
------------------------------------------------------------------------------------------------------------------
RICHMOND SNAP-TYS            US     expired           71/653397         0594423           Int'l. Class 19
                                                      9/18/53           8/31/54
                                                                                          Symons assigned a
                                                                                          security interest to
                                                                                          third party 11/06/97
------------------------------------------------------------------------------------------------------------------



                                                             TRADEMARK LIST #2

                               SYMONS CORPORATION
                                   TRADEMARKS


------------------------------------------------------------------------------------------------------------------
                                                       APPLICATION NO.   REGISTRATION NO.
        TRADEMARK          COUNTRY        STATUS           AND DATE          AND DATE            COMMENTS
------------------------------------------------------------------------------------------------------------------
MAX-A-FORM                   US     registered        74/561867         1912991           Int'l. Class(es) 6
                                                      8/15/94           8/22/95
------------------------------------------------------------------------------------------------------------------
QUAD CURE                    US     registered        74/561866         1954371           Int'l. Class(es) 1
                                                      8/15/94           2/06/96
------------------------------------------------------------------------------------------------------------------
GYRO LIFT                    US     registered        73/746256         1538915           Int'l. Class(es) 6
                                                      8/15/88           5/16/89
------------------------------------------------------------------------------------------------------------------
FLEX-FORM                    US     registered        73/676415         1481622           Int'l. Class(es) 19
                                                      8/03/87           3/22/88
------------------------------------------------------------------------------------------------------------------
SYMONS DURA-TEX              US     registered        73/559936         1401206           Int'l. Class(es) 19;
                                                      9/24/85           7/15/86           Security Interest
                                                                                          recorded in favor of
                                                                                          Bank One on 11/6/99
------------------------------------------------------------------------------------------------------------------
FRP MULTI KOTE               US     registered        73/415760         1290610           Int'l. Class(es) 1
                                                      3/04/83           8/21/84
------------------------------------------------------------------------------------------------------------------
S                            US     registered        73/397574         1280346           Int'l. Class(es) 1, 3,
                                                      9/30/82           6/05/84           6, 7, 8, 17, 19
------------------------------------------------------------------------------------------------------------------
ELASTOTEX                    US     registered        73/415314         1273527           Int'l. Class(es) 19
                                                      2/28/83           4/10/84
------------------------------------------------------------------------------------------------------------------
THRIFT KOTE                  US     registered        73/389613         1277614           Int'l. Class(es) 1
                                                      9/27/82           5/15/84
------------------------------------------------------------------------------------------------------------------
DXB PLY                      US     registered        73/369541         1246389           Int'l. Class(es) 19
                                                      6/14/82           7/26/83
------------------------------------------------------------------------------------------------------------------
DECK-A-MATIC                 US     registered        73/366415         1246846           Int'l. Class(es) 6
                                                      5/24/82           8/02/83
------------------------------------------------------------------------------------------------------------------


                                                       APPLICATION NO.   REGISTRATION NO.
        TRADEMARK          COUNTRY        STATUS           AND DATE          AND DATE            COMMENTS
------------------------------------------------------------------------------------------------------------------
RESI-CHEM                    US     registered        73/335067         1246732           Int'l. Class(es) 2
                                                      11/02/81          8/02/83
------------------------------------------------------------------------------------------------------------------
SYMONS                       US     registered        73/314790         1254958           Int'l. Class(es) 1, 3,
                                                      6/15/81           10/25/83          6, 8, 17, 19; Security
                                                                                          Interest in favor of
                                                                                          Bank One recorded
                                                                                          11/6/97
------------------------------------------------------------------------------------------------------------------
MAX-A-PLY                    US     registered        73/233405         1157317           Int'l. Class(es) 19
                                                      10/01/79          6/09/81
------------------------------------------------------------------------------------------------------------------
STEEL-PLY                    US     registered        73/157401         1100771           Int'l. Class(es) 19
                                                      2/02/78           8/29/78
------------------------------------------------------------------------------------------------------------------
SPANFORM                     US     expired           73/056403         1039675           Int'l. Class(es) 17
                                                      6/27/75           5/18/76
------------------------------------------------------------------------------------------------------------------
SPRINGFORM                   US     registered        73/056402         1038505           Int'l. Class(es) 19
                                                      6/27/75           4/27/76
------------------------------------------------------------------------------------------------------------------
BEAMFORM                     US     expired           73/056401         1039674           Int'l. Class(es) 17
                                                      6/27/75           5/18/76
------------------------------------------------------------------------------------------------------------------
DOMEFORM                     US     expired           73/056400         1056079           Int'l. Class(es) 19
                                                      6/27/75           1/11/77
------------------------------------------------------------------------------------------------------------------
MAX-A-FORM                   US     expired           72/401920         0956779           Int'l. Class(es) 19
                                                      9/03/71           4/10/73
------------------------------------------------------------------------------------------------------------------
QUAD CURE                    US     expired           72/395660         0950189           Int'l. Class(es) 1
                                                      6/23/71           1/09/73
------------------------------------------------------------------------------------------------------------------
MAGIC KOTE                   US     registered        72/104341         0728771           Int'l. Class(es) 1
                                                      9/12/60           3/20/62
------------------------------------------------------------------------------------------------------------------
SYMONS STEEL-PLY FORM        US     expired           72/008036         0656240           Int'l. Class(es)12
                                                      5/09/56           12/24/57
------------------------------------------------------------------------------------------------------------------
VERSIFORM                    US     registered        72/449879         0981820           Int'l. Class(es) 6, 19
                                                      2/26/73           4/09/74
------------------------------------------------------------------------------------------------------------------


                                                       APPLICATION NO.   REGISTRATION NO.
        TRADEMARK          COUNTRY        STATUS           AND DATE          AND DATE            COMMENTS
------------------------------------------------------------------------------------------------------------------
FORM-FIX                     US     registered        72/244267         0826701           Int'l. Class(es) 19
                                                      4/25/66           4/04/67
------------------------------------------------------------------------------------------------------------------
S                            US     registered        72/139695         0745290           Int'l. Class(es) 19
                                                      3/12/62           2/19/63
------------------------------------------------------------------------------------------------------------------
S                            US     registered        72/135920         0760829           Int'l. Class(es) 37
                                                      1/16/62           11/26/63
------------------------------------------------------------------------------------------------------------------
MAGIC KOTE                   US     registered        72/104,341        728,771           Int'l. Class(es) 1
                                                      9/12/60           3/20/62
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


         TRADEMARK          COUNTRY   APPLN. NO.  FILING DATE    REG.       REG.               COMMENTS
                                                                 NO.        DATE
-------------------------------------------------------------------------------------------------------------------
SAFETY LOGO - 1995         US        00000001     0/0/0                             No registration found
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
SYMONS and Design          US                                0692658     2/09/60    No registration found.
-------------------------------------------------------------------------------------------------------------------
SYMONS MAG-PLY FORM and    US                                0656239     12/24/57   No registration found.
Design
-------------------------------------------------------------------------------------------------------------------
SYMONS WOOD-PLY FORM and   US                                0656238     12/24/57   No registration found.
Design
-------------------------------------------------------------------------------------------------------------------


                  ----------------------------------------------------------------------------
                        TRADEMARK                             COMMENTS
                  ----------------------------------------------------------------------------
                  ACTION KOTE(TM)         Nothing found.
                  ----------------------------------------------------------------------------
                  CURE & HARD(TM)         Nothing found.
                  ----------------------------------------------------------------------------
                  DESIGN-CRETE(TM)        Registrations owned by other parties found.
                                       See Trademark List #4.
                  ----------------------------------------------------------------------------
                  DURA-TEX(R)            Registrations owned by other parties found.
                                       See Trademark List #4.
                  ----------------------------------------------------------------------------
                  GLIDE RACK           Nothing found.
                  ----------------------------------------------------------------------------
                  LINER KOTE           Nothing found.
                  ----------------------------------------------------------------------------
                  MAXI-WALER           Nothing found.
                  ----------------------------------------------------------------------------
                  QUICK-HOOK (TM)      Registrations owned by other parties found.
                  HANDLE               See Trademark List #4.
                  ----------------------------------------------------------------------------
                  RESCON(R)              Registrations owned by other parties found.
                                       See Trademark List #4.
                  ----------------------------------------------------------------------------
                  RESI-PLY(TM)            Nothing found.
                  ----------------------------------------------------------------------------
                  SILVER PREP(TM)         Nothing found.
                  ----------------------------------------------------------------------------
                  SKY-LIFT(TM)            Nothing found.
                  ----------------------------------------------------------------------------
                  SPEC-CURE            Nothing found.
                  ----------------------------------------------------------------------------
                  SPRAY-RITE           Registrations owned by other parties found.
                                       See Trademark List #4.
                  ----------------------------------------------------------------------------
                  GR                   Registrations owned by other parties found.
                                       See Trademark List #4.
                  ----------------------------------------------------------------------------
                  DAYTON and Design    Registrations owned by other parties found.
                                       See Trademark List #4.
                  ----------------------------------------------------------------------------
                  STREETSMART(TM)         Registrations owned by other parties found.
                                       See Trademark List #4.
                  ----------------------------------------------------------------------------
                  SYMONS SILVER(TM)       Nothing found.
                  ----------------------------------------------------------------------------

                                                             TRADEMARK LIST #3

                                 DUR-O-WAL, INC.
                                   TRADEMARKS


------------------------------------------------------------------------------------------------------------------
                                                       APPLICATION NO.   REGISTRATION NO.
        TRADEMARK          COUNTRY        STATUS           AND DATE          AND DATE            COMMENTS
------------------------------------------------------------------------------------------------------------------
DUR-O-PAIR "GELCRETE"        US     pending -         75/744805                           Int'l. Class(es) 1
                                    intent to use     7/07/99
------------------------------------------------------------------------------------------------------------------
SPLICE-RITE 150              US     pending -         75/658983                           Int'l. Class(es) 6
                                    intent to use     3/12/99
------------------------------------------------------------------------------------------------------------------
SURE-STAY                    US     pending -         75/611099                           Int'l. Class(es) 6
                                    intent to use     12/22/98
------------------------------------------------------------------------------------------------------------------
SURE-STRESS                  US     pending -         75/611092                           Int'l. Class(es) 6
                                    intent to use     12/22/98
------------------------------------------------------------------------------------------------------------------
DUR-O-WEB                    US     registered        73/262400         1239157           Int'l. Class(es) 6
                                                      5/16/80           5/24/83
------------------------------------------------------------------------------------------------------------------
DUR-O-EYE                    US     registered        73/125185         1082553           Int'l. Class(es) 19
                                                      5/02/77           1/17/78
------------------------------------------------------------------------------------------------------------------
LADUR-EYE                    US     registered        73/125184         1082552           Int'l. Class(es)19
                                                      5/02/77           1/17/78
------------------------------------------------------------------------------------------------------------------
DUR-O-WAL                    US     registered        71/629826         0574351           Int'l. Class(es) 6;
                                                      5/16/52           5/12/53           security interest in
                                                                                          favor of Bank One
                                                                                          recorded 1/27/94;
                                                                                          record shows security
                                                                                          interests to Parker
                                                                                          Petrie, Inc. and Bay
                                                                                          Street Restaurants,
                                                                                          Inc. that may be
                                                                                          erroneous.
------------------------------------------------------------------------------------------------------------------
LADUR TYPE                   US     registered        72/074165         0696623           Int'l. Class(es) 6
                                                      5/20/59           4/26/60
------------------------------------------------------------------------------------------------------------------


                                                       APPLICATION NO.   REGISTRATION NO.
        TRADEMARK          COUNTRY        STATUS           AND DATE          AND DATE            COMMENTS
------------------------------------------------------------------------------------------------------------------
RAPID                        US     registered        72/070992         0689737           Int'l. Class(es) 17, 19
                                                      4/07/59           12/15/59
------------------------------------------------------------------------------------------------------------------
BRACE-RITE                   US     pending           75/904,390
                                                      1/27/00
------------------------------------------------------------------------------------------------------------------

                                                             TRADEMARK LIST #4

  TRADEMARKS IDENTIFIED IN THE INFORMATION PROVIDED BY THE CLIENT FOR WHICH NO
                      APPLICATIONS/REGISTRATIONS WERE FOUND


-----------------------------------------------------------------------------------------------------------------------
                      COUNTRY   APPLN. NO.    REG. NO.            INT'L. CLASSES/
     TRADEMARK          AND      AND DATE     AND DATE                 GOODS                          OWNER
                      STATUS
-----------------------------------------------------------------------------------------------------------------------
DAYTON and Design** US         73/065891    1057112     racquets for tennis, badminton and  Dayton Racquet Company
                    expired    10/14/75     1/25/77     racquetball                         Inc.
                                                                                            Dayton, OH
-----------------------------------------------------------------------------------------------------------------------
SPRAY-RITE          US         75/637527                Int'l. Class 7 / machines for       Robert D. Sawyer
                    pending    2/10/99                  spraying coatings                   Oak Creek, WI
-----------------------------------------------------------------------------------------------------------------------
STREETSMART         US         74/437732    1859450     Int'l. Class 6 / fabricated metal   JWI, Inc.
                    registered 9/20/93      10/25/94    structures and metal site           Holland, MI
                                                        furnishings; namely, canopies,
                                                        pedestrian shelters . . .
-----------------------------------------------------------------------------------------------------------------------
DESIGN-CRETE        US         75/044871    2064699     Int'l. Class 37 / installation of   Jerry A. Offenberger
                    registered 1/18/96      5/27/97     decorative concrete driveways,      Marietta, OH
                                                        walkways . . .
-----------------------------------------------------------------------------------------------------------------------
RESCON              US         73/578449    1440618     Int'l. Class 19 / structural foamed R.S.L. Woodworking
                    canceled   1/21/86      5/26/87     [SIC] building products, namely     Products Company
                                                        building entrances comprising doors Cardiff, NJ
                                                        . . .
-----------------------------------------------------------------------------------------------------------------------
DURA-TEX            US         73/369242    1275894     Int'l. Class 9 / outer husks sold   K&H Industries Inc.
                    registered 6/11/82      5/01/84     as a component part of electrical   Angola, NY
                                                        plugs and connectors . . .
-----------------------------------------------------------------------------------------------------------------------
DURA-TEX            US         72/283823    1184864     Int'l. Class 24 / carded-web fabric Fibertech Group, Inc.
                    registered 10/29/80     1/06/82     of polypropylene                    Charleston, NC
-----------------------------------------------------------------------------------------------------------------------

----------
      *This Trademark Registration No. was specifically identified by the client.

-----------------------------------------------------------------------------------------------------------------------
DURA-TEX            US         73/127230    1120557     Int'l. Class 24 / non-woven fabric  Fibertech Group, Inc.
                    registered 5/19/77      6/19/79     of polyester fibers                 Charleston, NC
-----------------------------------------------------------------------------------------------------------------------
                      COUNTRY   APPLN. NO.    REG. NO.            INT'L. CLASSES/
     TRADEMARK          AND      AND DATE     AND DATE                 GOODS                          OWNER
                      STATUS
-----------------------------------------------------------------------------------------------------------------------
DURA-TEX            US         72/374874    0926714     Int'l. Class 27 / vinyl             Duron, Inc.
                    expired    10/30/70     1/11/72     wallcoverings and wallpaper         Beltsville, MD
-----------------------------------------------------------------------------------------------------------------------
DURA-TEX            US         71/641460    0584166     Int'l. Class 3 / self-polishing wax Sterling Winthrop Inc.
                    expired    1/28/53      12/29/53    . . .                               Delaware
-----------------------------------------------------------------------------------------------------------------------
DURA-TEX            US         71/678083    0612898     Int'l. Class 19 / ceramic tile      Aztec Ceramics Corporation
                    expired    12/10/54     9/27/55                                         SanAntonio, TX
-----------------------------------------------------------------------------------------------------------------------
GR                  US         74/100804    1692441     Int'l. Class 7 / ceramic coatings   Sulzer Escher Wyss. Inc.
                    registered 9/27/90      6/09/92     for paper machine rolls             Middletown, OH
-----------------------------------------------------------------------------------------------------------------------
GR                  US         73/473397    1347037     Int'l. Class 1 / hydrotreating      W.R. Grace & Co.
                    registered 4/02/84      7/09/85     catalyst used in refining crude oil New York, NY
-----------------------------------------------------------------------------------------------------------------------
GR                  US         73/350674    1254335     Int'l. Class 7 / reducers, motor    Rossi Motoriduttori S.p.A.
                    registered 2/17/82      10/18/83    reducers, motor variators,          Italy
                                                        transmission couplings for machines
-----------------------------------------------------------------------------------------------------------------------
GR                  US         72/461047    0991578     Int'l. Class 19 / tombstones        Keith Monument Company
                    registered 6/22/73      8/20/74                                         Elizabethtown, KY
-----------------------------------------------------------------------------------------------------------------------
GR                  US         72/242124    0843520     Int'l. Class 19 / refractory brick  General Refractories
                    registered 3/29/66      2/06/68                                         Company
                                                                                            Philadelphia, PA
-----------------------------------------------------------------------------------------------------------------------
GR                  US         72/142633    0746885     Int'l. Class 9 / standard units of  General Radio Company
                    registered 4/19/62      3/19/63     resistance, inductance and          West Concord, MA
                                                        capacitance for use in electric
                                                        measuring circuits . . .
-----------------------------------------------------------------------------------------------------------------------
GR                  US         72/142632    0746850     Int'l. Class 9 / electrical         General Radio Company
                    registered 4/19/62      3/19/63     apparatus; namely; audio and radio  West Concord, MA
                                                        generators . . .
-----------------------------------------------------------------------------------------------------------------------
GR                  US         71/153208    0155972     Int'l. Classes 7 & 11 / air and gas Griscom-Russell Company
                    registered 9/22/21      6/13/22     compressors, vapor condensers . . . New York, NY
-----------------------------------------------------------------------------------------------------------------------
GR                  US         71/149183    0154038     Int'l. Class 11 / oil heaters, oil  Griscom-Russell Company
                    registered 6/15/21      4/04/22     and gas water heaters . . .         New York, NY
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
GR                  US         75/595099                Int'l. Class 1 / heat transfer      Paratherm Corporation
                    pending    11/27/98                 fluids which are biodegradable,     Conshohocken, PA
                                                        inorganic . . .
-----------------------------------------------------------------------------------------------------------------------
                      COUNTRY   APPLN. NO.    REG. NO.            INT'L. CLASSES/
     TRADEMARK          AND      AND DATE     AND DATE                 GOODS                          OWNER
                      STATUS
-----------------------------------------------------------------------------------------------------------------------
GR                  US         75/489857                Int'l. Classes 9 & 41/ printed      GenRad, Inc.
                    pending    5/20/98                  circuit board and integrated        Westford, MA
                                                        circuit testers. . .; educational
                                                        services, namely, conducting
                                                        conferences . . .
-----------------------------------------------------------------------------------------------------------------------
GR                  US         75/450727                Int'l. Classes 9 & 41/ printed      GenRad, Inc.
                    pending    3/16/98                  circuit board and integrated        Westford, MA
                                                        circuit testers. . .; educational
                                                        services, namely, conducting
                                                        conferences . . .
-----------------------------------------------------------------------------------------------------------------------
QUICK HOOK          US         75/019728    2086423     Int'l. Class 28 / fish hooks        Jesse Burns
                    registered 11/02/95     8/05/97                                         Las Vegas, NV
-----------------------------------------------------------------------------------------------------------------------
QUICK HOOK          US         74/465714    1922929     Int'l. Class 18 / luggage           Samsonite Corporation
                    registered 12/06/93     9/26/95                                         Denver, CO
-----------------------------------------------------------------------------------------------------------------------

                                                              ANNEX E
                                                                 to
                                                         SECURITY AGREEMENT
                               SCHEDULE OF PATENTS
I.    DAYTON SUPERIOR CORPORATION/RICHMOND SCREW ANCHOR PATENTS.

II.   SYMONS CORPORATION/SYMONS CONCRETE FORMS, INC. PATENTS.

III.  DUR-O-WAL, INC. PATENTS.

                                                                PATENT LIST #1

         DAYTON SUPERIOR CORPORATION (INCLUDES PATENTS WHEREIN RICHMOND
                  SCREW ANCHOR COMPANY IS THE OWNER OF RECORD)

                                 ISSUED PATENTS


-------------------------------------------------------------------------------------------------------------
                  TITLE                   COUNTRY     PATENT NO.   ISSUE DATE  COMMENTS
-------------------------------------------------------------------------------------------------------------
QUICK CONNECT REBAR SPLICE                    US    5,967,691     10/19/99
-------------------------------------------------------------------------------------------------------------
KNEE BRACE BRACKET FOR TILT-UP                US     5,943,830    08/31/99
CONSTRUCTION
-------------------------------------------------------------------------------------------------------------
CONCRETE SANDWICH PANEL ERECTION ANCHOR       US    5,857,296     01/12/99
-------------------------------------------------------------------------------------------------------------
STRONGBACK ATTACHMENT SYSTEM                  US    5,572,838     11/12/96
-------------------------------------------------------------------------------------------------------------
CONCRETE FORM TIE WEDGE                       US    5,351,456     10/04/94
-------------------------------------------------------------------------------------------------------------
CONCRETE FORM SNAP TIE                        US    5,050,365     09/24/91
-------------------------------------------------------------------------------------------------------------
DEVICE AND METHOD FOR HOUSING A STEEL         US    4,984,401     01/15/91
REINFORCEMENT IN AN AREA WHERE JOINTS ARE
MADE BETWEEN FIRST AND SUBSEQUENTLY
POURED CONCRETE STRUCTURES
-------------------------------------------------------------------------------------------------------------
LOAD TRANSFER ASSEMBLY                        US    4,883,385     11/28/89
-------------------------------------------------------------------------------------------------------------
ADJUSTABLE HANGER                             US    4,846,433     07/11/89

-------------------------------------------------------------------------------------------------------------
RECESS PLUG FOR PRECAST CONCRETE PANELS       US    4,807,843     02/28/89

-------------------------------------------------------------------------------------------------------------
APPARATUS FOR CASTING AN ANCHOR IN A          US    4,726,562     02/23/88
CONCRETE UNIT
-------------------------------------------------------------------------------------------------------------
APPARATUS FOR LIFTING CONCRETE PANELS         US    RE 33,881     04/14/92
                                              US    4,700,979     10/20/87
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                  TITLE                   COUNTRY     PATENT NO.   ISSUE DATE  COMMENTS
-------------------------------------------------------------------------------------------------------------
METHOD AND APPARATUS FOR HOT FORMING A        US    4,473,738     09/25/84
POLYGONAL HEAD ON A SNAP TIE ROD
-------------------------------------------------------------------------------------------------------------
APPARATUS FOR ERECTING CONCRETE WALL          US    4,417,425     11/29/83
PANELS
-------------------------------------------------------------------------------------------------------------
SWIVEL HOLD-DOWN DEVICE                       US    4,251,047     02/17/81
-------------------------------------------------------------------------------------------------------------
REINFORCING BAR SUPPORT                       US    4,132,045     01/02/79
-------------------------------------------------------------------------------------------------------------
CAVITY FORMING PLUG FOR COIL INSERT IN        US    4,084,780     04/18/78
CONCRETE PRODUCT
-------------------------------------------------------------------------------------------------------------
FILLER PLUG FOR COIL INSERT IN CONCRETE       US    4,074,499     02/21/78
SLAB OR PANEL
-------------------------------------------------------------------------------------------------------------
METHOD FOR RELEASING TILT-UP PANEL            US    4,056,912     11/08/77
HOISTING MEMBER
-------------------------------------------------------------------------------------------------------------
TIE ROD HOLE PLUG IN COMBINATION WITH A       US    4,016,696     04/12/77
WALL HOLE
-------------------------------------------------------------------------------------------------------------
SPLIT BOLT                                    US    3,943,817     03/16/76
-------------------------------------------------------------------------------------------------------------
SPLIT BOLT                                    US    3,922,946     12/02/75
-------------------------------------------------------------------------------------------------------------
CONCRETE SLAB PICK-UP UNIT                    US    4,368,914     1/18/83      This patent was not provided
                                                                               by the client.  It was
                                                                               located in a World Patent
                                                                               Index search for patents
                                                                               assigned to Dayton Superior
                                                                               Corporation.  However, the
                                                                               USPTO records indicate
                                                                               Superior Concrete
                                                                               Accessories, Inc. (San
                                                                               Diego, CA) as the owner.
-------------------------------------------------------------------------------------------------------------
QUICK CONNECT REBAR SPLICE                    US    5,967,691     10/19/99
-------------------------------------------------------------------------------------------------------------
KNEE BRACE BRACKET FOR TILT UP                US    5,943,830     8/31/99
CONSTRUCTION
-------------------------------------------------------------------------------------------------------------
                  TITLE                   COUNTRY     PATENT NO.   ISSUE DATE  COMMENTS
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
WELDED CONCRETE REINFORCEMENT BARS            US    5,491,941     2/20/96       Assigned to Symons
                                                                               Corporation d/b/a Richmond
                                                                               Screw Anchor Company;
                                                                               Assignment recorded as an
                                                                               assignment to Richmond Screw
                                                                               Anchor Company
-------------------------------------------------------------------------------------------------------------
COMBINATION MECHANICAL/GROUT SLEEVE           US    5,383,740     1/24/95
COUPLING FOR CONCRETE REINFORCEMENT BARS
-------------------------------------------------------------------------------------------------------------
STRONGBACK ATTACHMENT SYSTEM                  US    5,212,920     5/25/93
-------------------------------------------------------------------------------------------------------------
COUPLING FOR CONCRETE REINFORCEMENT BARS      US    5,152,118     10/06/92
-------------------------------------------------------------------------------------------------------------
SETTING HOIST ANCHORS IN POURED CONCRETE      US    4,888,922     12/26/89
STRUCTURES
-------------------------------------------------------------------------------------------------------------
HOIST COUPLING                                US    4,671,554     6/09/87
-------------------------------------------------------------------------------------------------------------
REBAR SPLICING AND ANCHORING                  US    4,619,096     10/28/86
-------------------------------------------------------------------------------------------------------------


                           PENDING PATENT APPLICATIONS
                      NOT PUBLIC RECORD. UNABLE TO VERIFY.

-------------------------------------------------------------------------------------------------------------
                  TITLE                    COUNTRY    APPLN. NO.   FILING DATE           COMMENTS
-------------------------------------------------------------------------------------------------------------
ANCHOR POSITIONING INSERT                     US    09/213,211    12/17/98     Same as below?
-------------------------------------------------------------------------------------------------------------
A BASE ADAPTED FOR SUPPORTING AN ANCHOR       US    00/00/00                   Only information provided by
                                                                               client.
-------------------------------------------------------------------------------------------------------------
CONCRETE VOID FORMER AND COOPERATING COVER    US    60/128,349    4/8/99
-------------------------------------------------------------------------------------------------------------
CONCRETE VOID FORMER AND COOPERATING COVER    US    09/544,746    4/7/00
-------------------------------------------------------------------------------------------------------------
KNEE BRACE BRACKET FOR TILT-UP                US    09/291,219    4/13/00
CONSTRUCTION
-------------------------------------------------------------------------------------------------------------
CONCRETE ANCHOR                               US    29/118,169    2/4/00
-------------------------------------------------------------------------------------------------------------
CONCRETE ANCHOR INCLUDING AN ELLIPTICAL       US    29/118,168    2/4/00
BASE
-------------------------------------------------------------------------------------------------------------
CONCRETE ANCHOR INCLUDING A PENTAGONAL        US    29/118,230    2/4/00
BASE
-------------------------------------------------------------------------------------------------------------
CONCRETE ANCHOR INCLUDING A HEXAGONAL BASE    US    29/118,171    2/4/00
-------------------------------------------------------------------------------------------------------------
CONCRETE ANCHOR INCLUDING AN OCTAGONAL        US    29/118,170    2/4/00
BASE
-------------------------------------------------------------------------------------------------------------
QUICK CONNECT REBAR SPLICE                    US    09/321,146    5/27/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
QUICK CONNECT REBAR SPLICE                    US    09/321,147    5/27/99
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
WELDED CONCRETE REINFORCEMENT BARS            US    08/753,810    12/02/96     Not public record.  Unable
                                                                               to verify.
-------------------------------------------------------------------------------------------------------------

                                                                PATENT LIST #2


                               SYMONS CORPORATION
                       ISSUED PATENTS/PENDING APPLICATIONS

                              I. ISSUED PATENTS


-------------------------------------------------------------------------------------------------------------
                 TITLE                    COUNTRY    PATENT NO.    ISSUE DATE            COMMENTS
-------------------------------------------------------------------------------------------------------------
SAND JACK APPARATUS                         US     5,816,562     10/06/98
-------------------------------------------------------------------------------------------------------------
CONCRETE FORM WITH SAFETY BAR               US     5,707,539     01/13/98      Indicated as "963938" in
                                                                               client's information.
-------------------------------------------------------------------------------------------------------------
PILASTER FORM                               US      5,656,193    08/12/97
-------------------------------------------------------------------------------------------------------------
CONCRETE FORMING CHAMFER STRIP              US     5,616,271      04/01/97
-------------------------------------------------------------------------------------------------------------
CONCRETE FORM AND SELF-CONTAINED WALER      US     5,562,845     10/08/96
CLAMP ASSEMBLY
-------------------------------------------------------------------------------------------------------------
SCAFFOLD BRACKET                            US     5,316,253     05/31/94

-------------------------------------------------------------------------------------------------------------
SLAB JOINT SYSTEM AND APPARATUS FOR          US    5,261,635     11/16/93
JOINING CONCRETE SLABS IN SIDE-BY-SIDE
RELATION
-------------------------------------------------------------------------------------------------------------
CONCRETE POURING FORM SYSTEM FOR BRIDGE     US     5,104,089     4/14/92       This patent was listed on
OVERHANG DECKS                                                                 the list provided by the
                                                                               client.  It was also
                                                                               identified in a World Patent
                                                                               Index search for patents
                                                                               assigned to Symons.
                                                                               However, the USPTO records
                                                                               indicate Landes Company Inc.
                                                                               as the owner.  Patent No.
                                                                               5,083,739, which is a
                                                                               divisional of this Patent,
                                                                               is owned by Symons.
-------------------------------------------------------------------------------------------------------------
                 TITLE                    COUNTRY    PATENT NO.    ISSUE DATE            COMMENTS
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
CONCRETE FORM SUPPORT BRACKET FOR           US     5,083,739     01/28/92      This patent is a divisional
BRIDGE OVERHANG DECKS                                                          of Serial No. 417,744, now
                                                                               U.S. Patent No. 5,104,089
                                                                               (which USPTO records
                                                                               indicate is still owned by
                                                                               Landes Company Inc.).
-------------------------------------------------------------------------------------------------------------
OUTSIDE BAY ADAPTER FOR A CONCRETE          US     5,044,601     09/03/91
FORMING SYSTEM
-------------------------------------------------------------------------------------------------------------
WALER BRACKET FOR CONCRETE FORMING          US     5,039,059     08/13/91
STRUCTURE
-------------------------------------------------------------------------------------------------------------
BOX CULVERT TRAVELER FOR USE WITH           US     4,930,937     06/05/90
CONCRETE FORMING SYSTEMS
-------------------------------------------------------------------------------------------------------------
CONCRETE FORMING SYSTEM FOR CURVED WALLS    US     4,915,345     04/10/90


-------------------------------------------------------------------------------------------------------------
MULTI-PANELLED CONCRETE FORMING             US     4,553,729     11/19/85
STRUCTURE FOR FORMING FLAT CURVED WALLS
-------------------------------------------------------------------------------------------------------------
CONCRETE FORMING STRUCTURE HAVING A         US     4,465,257     08/14/84
DOUBLE HINGE FILLER
-------------------------------------------------------------------------------------------------------------
CONCRETE FORM STRUCTURE INCLUDING           US     4,463,925     08/07/84
ONE-WAY ESCAPE HINGE
-------------------------------------------------------------------------------------------------------------
ADJUSTABLE LONG BOLT                        US     4,433,826     02/28/84

-------------------------------------------------------------------------------------------------------------
DOUBLE-HINGE CORNER FOR A CONCRETE          US     4,418,884     12/06/83
FORMING STRUCTURE
-------------------------------------------------------------------------------------------------------------
TRANSITION BOLT FOR CLAMPING TOGETHER       US     4,235,560     11/25/80
THE SIDE RAILS OF CONCRETE WALL FORM
PANELS OR THE LIKE
-------------------------------------------------------------------------------------------------------------
ATTACHMENT FOR ANCHORING A SAFETY BELT      US     4,228,986     10/21/80

-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                 TITLE                    COUNTRY    PATENT NO.    ISSUE DATE            COMMENTS
-------------------------------------------------------------------------------------------------------------
SAFETY KEY AND LOCKING MEANS THEREFOR       US     4,210,306     07/01/80
FOR USE WITH CONCRETE WALL FORM PANELS
-------------------------------------------------------------------------------------------------------------
ADJUSTABLE SHORING APPARATUS                US     4,106,256     08/15/78

-------------------------------------------------------------------------------------------------------------
FASTENING MEANS FOR A LOAD-BEARING          US     4,102,108     07/25/78
STRUCTURE
-------------------------------------------------------------------------------------------------------------
LEG BRACE ASSEMBLY FOR ADJUSTABLE           US     4,102,096     07/25/78
SHORING APPARATUS
-------------------------------------------------------------------------------------------------------------
MULTI-PURPOSE CONCRETE FORMWORK             US     4,070,845     01/31/78
STRUCTURAL MEMBER WITH NOVEL FACILITIES
FOR EXTENDING THE EFFECTIVE LENGTH
THEREOF
-------------------------------------------------------------------------------------------------------------
INSIDE CONCRETE COREWALL FORM WITH          US     4,055,321     10/25/77
PARTICULAR THREE-WAY HINGE ASSEMBLIES
THEREFOR
-------------------------------------------------------------------------------------------------------------
METHOD AND MEANS FOR SUPPORTING AN          US     4,043,087     08/23/77
ELEVATED CONCRETE WALL PANEL FROM
-------------------------------------------------------------------------------------------------------------
FLYING DECK-TYPE CONCRETE FORM              US     4,036,466     07/19/77
INSTALLATION
-------------------------------------------------------------------------------------------------------------
CONCRETE FORMWORK INCLUDING I-BEAM          US     4,034,957     07/12/77
SUPPORT
-------------------------------------------------------------------------------------------------------------
COMPOSITE CONCRETE WALL FORM UNIT WITH      US     4,030,694     06/21/77
A SPECIAL TRANSITION BOLT
-------------------------------------------------------------------------------------------------------------
INVERTABLE, MULTI-PURPOSE STRUCTURAL        US     4,030,266     06/21/77
CLAMP
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
REPAIR SLEEVE FOR A MARINE PILE AND         US     4,023,374     05/17/77
METHOD OF APPLYING THE SAME
-------------------------------------------------------------------------------------------------------------
                 TITLE                    COUNTRY    PATENT NO.    ISSUE DATE            COMMENTS
-------------------------------------------------------------------------------------------------------------
SPREADER CLIP ASSEMBLY FOR A CONCRETE       US     3,981,476     09/21/76
WALL FROM
-------------------------------------------------------------------------------------------------------------
SPREADER BAR ASSEMBLY FOR A CONCRETE        US     3,972,501     08/03/76
WALL FORM
-------------------------------------------------------------------------------------------------------------
SHE-BOLT TYPE GRIPPER DEVICE FOR             US    3,965,543     06/29/76
CONCRETE WALL FORM TIE RODS OF
INDETERMINATE LENGTH
-------------------------------------------------------------------------------------------------------------
LATCH-EQUIPPED, SHE-BOLT GRIPPER DEVICE     US     3,965,542     06/29/76
FOR A CONCRETE WALL FROM TIE ROD
-------------------------------------------------------------------------------------------------------------
ARTICULATED CONCRETE COLUMN FORM WITH       US     3,917,216     11/04/75
NOVEL CORNER FASTENING DEVICE
-------------------------------------------------------------------------------------------------------------
SHE-BOLT TYPE GRIPPER DEVICE FOR A          US     3,910,546     10/07/75
CONCRETE WALL FORM TIE ROD
-------------------------------------------------------------------------------------------------------------
BRACE LOCK ASSEMBLY FOR SCAFFOLDING         US     3,867,043     02/18/75

-------------------------------------------------------------------------------------------------------------
REMOVABLE GUARD RAIL ASSEMBLY AND           US     3,863,900     02/04/75
STANCHION BRACKET THEREFOR
-------------------------------------------------------------------------------------------------------------
COLUMN-MOUNTED SHORING BRACKET ASSEMBLY     US     3,863,878      02/04/75
FOR OVERHEAD FORMWORK
-------------------------------------------------------------------------------------------------------------
TRACTION HEAD FOR A COLUMN-MOUNTED          US     3,863,877      02/04/75
SHORING BRACKET
-------------------------------------------------------------------------------------------------------------
DISTRIBUTING CONVEYOR SYSTEM FOR A          US     3,863,783     02/04/75
ROTARY CONCRETE MIXING OR OTHER TRUCK
-------------------------------------------------------------------------------------------------------------
COLUMN-MOUNTED SHORING BRACKET ASSEMBLY     US     3,843,084     10/22/74
FOR OVERHEAD FORMWORK
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                 TITLE                    COUNTRY    PATENT NO.    ISSUE DATE            COMMENTS
-------------------------------------------------------------------------------------------------------------
POWER-ACTUATED DISTRIBUTING CONVEYOR        US     3,828,949     08/13/74
SYSTEM FOR A READY-MIX CONCRETE TRUCK
-------------------------------------------------------------------------------------------------------------
RELEASABLE METAL SCAFFOLDING CONNECTOR      US     3,807,884     04/30/74
-------------------------------------------------------------------------------------------------------------
CONCRETE WALL FORM TIE ROD ASSEMBLY         US     3,785,610     01/15/74
WITH TWIST-OFF SPACER MEMBERS
-------------------------------------------------------------------------------------------------------------
TOEBOARD CLAMP FOR STEEL SCAFFOLDING        US     3,785,602     01/15/74
-------------------------------------------------------------------------------------------------------------
DOME-SUPPORTING SHORE ASSEMBLY FOR A        US     3,771,756     11/13/73
CONCRETE CEILING SLAB FORM
-------------------------------------------------------------------------------------------------------------
DISTRIBUTING CONVEYOR SYSTEM FOR A          US     3,768,784     10/30/73
ROTARY CONCRETE MIXING OR OTHER TRUCK
-------------------------------------------------------------------------------------------------------------
GROOVE-FORMING PATTERN ASSEMBLY FOR A       US     3,754,729     08/28/73
CONCRETE WALL FORM STRUCTURE
-------------------------------------------------------------------------------------------------------------
THREE-PIECE CLAMP ASSEMBLY FOR THE          US     3,751,081     08/07/73
BRACES OF SCAFFOLDING
-------------------------------------------------------------------------------------------------------------
HYDRAULIC TURNTABLE                         US     3,743,223      07/03/73
-------------------------------------------------------------------------------------------------------------
ELECTRICAL HOIST CONTROL SYSTEM             US     3,735,221     05/22/73
-------------------------------------------------------------------------------------------------------------
ADJUSTABLE BULKHEAD FOR A CONCRETE WALL     US     3,731,902     05/08/73
FORM
-------------------------------------------------------------------------------------------------------------
SELF-CONTAINED WALER CLAMP FOR CONCRETE     US     3,724,806     04/03/73
WALL FORM
-------------------------------------------------------------------------------------------------------------
WALER CLAMPING ASSEMBLY FOR A CONCRETE      US     3,712,576     01/23/73
WALL FORM
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                 TITLE                    COUNTRY    PATENT NO.    ISSUE DATE            COMMENTS
-------------------------------------------------------------------------------------------------------------
SCAFFOLD-SUPPORTING BRACKET FOR A           US     3,698,680     10/17/72
CONCRETE WALL FORM
-------------------------------------------------------------------------------------------------------------
CONCRETE WALL FORM INSTALLATION WITH        US     3,690,613     09/12/72
PARTICULAR TIE ROD SECURING MEANS
THEREFOR
-------------------------------------------------------------------------------------------------------------
REINFORCED CONCRETE WALL FORM PANEL         US     3,661,354     05/09/72
-------------------------------------------------------------------------------------------------------------
SELF-CONTAINED WALER CLAMP ASSEMBLY FOR     US     3,655,162     04/11/72
CONCRETE WALL FORM
-------------------------------------------------------------------------------------------------------------
TIE ROD AND CONE ASSEMBLY FOR A             US     3,653,628     04/04/72
CONCRETE WALL FORM
-------------------------------------------------------------------------------------------------------------
CONCRETE CEILING SLAB FORM INSTALLATION     US     3,647,173     03/07/72
AND DOME-SUPPORTING SHORE ASSEMBLY
THEREFOR
-------------------------------------------------------------------------------------------------------------
SELF-CONTAINED WALER CLAMP ASSEMBLY FOR     US     3,584,829     06/15/71
CONCRETE WALL FORM
-------------------------------------------------------------------------------------------------------------
CONCRETE WALL FORM WITH WALER CLAMP         US     3,584,827     06/15/71
ASSEMBLY
-------------------------------------------------------------------------------------------------------------
BRIDGE OVERHANG SUPPORT BRACKET             US     D 323,716     02/04/92
-------------------------------------------------------------------------------------------------------------
BRACKET FOR CONCRETE FORMS                  US     D 317 250     06/04/91
-------------------------------------------------------------------------------------------------------------
CONCRETE POURING FORM SYSTEM FOR BRIDGE     US     5,104,089     4/14/92       Landes Company Inc.
OVERHANG DECKS
-------------------------------------------------------------------------------------------------------------
METHOD OF ASSEMBLING A CONCRETE FORM        US     4,996,770     3/05/91       Economy Forms Corporation
BRACE                                              (Re-examined)               Des Moines, IA
-------------------------------------------------------------------------------------------------------------
APPARATUS FOR STRIPPING CONCRETE FORMS      US     4,873,738     10/17/89      CFC Fabrication Corporation
FROM BRIDGE STRUCTURES                                                         Chattanooga, TN
-------------------------------------------------------------------------------------------------------------
STRUCTURAL BEAM FOR CONCRETE FORM           US     D 325,261     4/07/92       Wilian Holding Company
SYSTEMS                                            (Re-examined)               Des Moines, IA
-------------------------------------------------------------------------------------------------------------

                     II. SYMONS PENDING PATENT APPLICATIONS
                      NOT PUBLIC RECORD. UNABLE TO VERIFY.


-------------------------------------------------------------------------------------------------------------
                 TITLE                    COUNTRY    APPLN. NO.   FILING DATE            COMMENTS
-------------------------------------------------------------------------------------------------------------
CONCRETE FORMING CHAMFER STRIP              US     08/271059     7/05/94
-------------------------------------------------------------------------------------------------------------
CONCRETE FORM STACKING SYSTEM               US     08/431788     5/01/95
-------------------------------------------------------------------------------------------------------------
CONCRETE FORM STACKING SYSTEM WITH          US     08/681283     7/22/96
ADJUSTABLE LATCHES
-------------------------------------------------------------------------------------------------------------
CONCRETE FORM WITH SAFETY BAR               US     08/935609     9/23/97
-------------------------------------------------------------------------------------------------------------
CONCRETE FORM WALER BRACKET                 US     09/350770     7/09/99
-------------------------------------------------------------------------------------------------------------
OVER THE TOP HINGED STABILITY BEAM AND      US     60/183,488    2/18/00
METHOD OF USING THE SAME
-------------------------------------------------------------------------------------------------------------
GANGED OVERHANG FORM SYSTEM AND METHOD      US     60/183399     2/18/00
OF USING THE SAME
-------------------------------------------------------------------------------------------------------------
FORM FOR CONCRETE COLUMNS                   US     09/507329     2/18/00
-------------------------------------------------------------------------------------------------------------

                                                               PATENT LIST # 3

                                 DUR-O-WAL, INC.

                                I. ISSUED PATENTS


-------------------------------------------------------------------------------------------------------------
                   TITLE                    COUNTRY    PATENT NO.   ISSUE DATE            COMMENTS
-------------------------------------------------------------------------------------------------------------
REMEDIAL WALL ANCHOR SYSTEM                     US    5,644,889    07/08/97
-------------------------------------------------------------------------------------------------------------
VENEER WALL ANCHOR SYSTEM                       US    4,869,038    9/26/89

-------------------------------------------------------------------------------------------------------------
DAPPED END REINFORCEMENT ASSEMBLY FOR           US     4,612,751   09/23/86
PRECAST PRESTRESSED CONCRETE MEMBERS
-------------------------------------------------------------------------------------------------------------
APERTURED CHANNEL VENEER ANCHOR                 US    4,606,163    08/19/86

-------------------------------------------------------------------------------------------------------------
ANCHOR FOR MASONRY VENEER                       US    4,596,102    06/24/86
-------------------------------------------------------------------------------------------------------------


      II. PENDING PATENT APPLICATIONS. NOT PUBLIC RECORD. UNABLE TO VERIFY.


-------------------------------------------------------------------------------------------------------------
                 TITLE                    COUNTRY    APPLN. NO.   FILING DATE            COMMENTS
-------------------------------------------------------------------------------------------------------------
REINFORCEMENT BAR SUPPORT SYSTEM            US       09/016,495     1/30/98
-------------------------------------------------------------------------------------------------------------

                                                               ANNEX F
                                                                 to
                                                         SECURITY AGREEMENT


                             SCHEDULE OF COPYRIGHTS

I.  Dayton Superior Corporation

Registration Number           Publication Date        Copyright Title
-------------------           ----------------        ---------------


NONE

II.  [Other Assignors]

Registration Number           Publication Date        Copyright Title
-------------------           ----------------        ---------------

NONE

                                                               ANNEX G
                                                                 to
                                                            SECURITY AGREEMENT


                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS

            FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ corporation (the "Grantor") with principal offices at ____________________________, hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at 130 Liberty Street, New York, New York 10006 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

            THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of June 16, 2000 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

            This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                    * * *

                                                               ANNEX G
                                                                 to
                                                            SECURITY AGREEMENT

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of _________, ____.

                                    [NAME OF GRANTOR], Grantor



                                    By___________________________
                                      Name:
                                      Title:



                                    BANKERS TRUST COMPANY,
                                      as Collateral Agent, Grantee


                                    By___________________________
                                      Name:
                                      Title:

                                                               ANNEX G
                                                                 to
                                                       SECURITY AGREEMENT


STATE OF __________     )
                        )  ss.:
COUNTY OF __________    )



            On this ____ day of _________, ____, before me personally came ________ _________________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                _________________________
                                                       Notary Public

                                                               ANNEX G
                                                                 to
                                                            SECURITY AGREEMENT


STATE OF __________     )
                        )  ss.:
COUNTY OF __________    )



            On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                ____________________________
                                                         Notary Public

                                                               ANNEX G
                                                                 to
                                                            SECURITY AGREEMENT



                                                                    SCHEDULE A



MARK                                REG. NO.          REG. DATE
----                                --------          ---------

                                                             ANNEX H
                                                                 to
                                                       SECURITY AGREEMENT


                           GRANT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS

            FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ corporation (the "Grantor") with principal offices at ____________________________, hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at 130 Liberty Street, New York, New York 10006 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States patents (the "Patents") set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

            THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of June 16, 2000 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

            This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                               ANNEX H
                                                                 to
                                                            SECURITY AGREEMENT



            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of _________, ____.

                                    [NAME OF GRANTOR], Grantor



                                    By___________________________
                                      Name:
                                      Title:



                                    BANKERS TRUST COMPANY,
                                      as Collateral Agent, Grantee


                                    By___________________________
                                      Name:
                                      Title:

                                                             ANNEX H
                                                                 to
                                                       SECURITY AGREEMENT

STATE OF __________     )
                        )  ss.:
COUNTY OF __________    )



            On this ____ day of _________, ____, before me personally came ________ _________________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                _____________________________
                                                        Notary Public

                                                               ANNEX H
                                                                 to
                                                            SECURITY AGREEMENT


STATE OF __________     )
                        )  ss.:
COUNTY OF __________    )



            On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                _____________________________
                                                         Notary Public

                                                               ANNEX H
                                                                 to
                                                            SECURITY AGREEMENT

                                                                    SCHEDULE A



PATENT                              PATENT NO.        ISSUE DATE
------                              ----------        ----------

                                                             ANNEX I
                                                                 to
                                                       SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS




            WHEREAS, [Name of Grantor], a _______________ corporation (the "Grantor"), having its chief executive office at __________________________, ________________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

            WHEREAS, BANKERS TRUST COMPANY, as Collateral Agent, having its principal offices at 130 Liberty Street, New York, New York 10006 (the "Grantee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

            WHEREAS, the Grantor is willing to assign to the Grantee, and to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of June 16, 2000, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended from time to time, the "Security Agreement"), the Assignor hereby assigns to the Grantee as collateral security, and grants to the Grantee a security interest in, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

            This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                               ANNEX I
                                                                 to
                                                            SECURITY AGREEMENT

            Executed at __________, __________, the __ day of _________, ____.

                                    [NAME OF GRANTOR], as Grantor


                                    By__________________________
                                      Name:
                                      Title:



                                    BANKERS TRUST COMPANY, as
                                      Collateral Agent, Grantee


                                    By__________________________
                                      Name:
                                      Title:

                                                               ANNEX I
                                                                 to
                                                            SECURITY AGREEMENT


STATE OF __________     )
                        )  ss.:
COUNTY OF __________    )



            On this __ day of _________, ____, before me personally came ___________ _______________, who being duly sworn, did depose and say that [s]he is ___________________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                          __________________________
                                                 Notary Public

                                                               ANNEX I
                                                                 to
                                                            SECURITY AGREEMENT


STATE OF __________     )
                        )  ss.:
COUNTY OF __________    )



            On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                ____________________________
                                                        Notary Public

                                                               ANNEX I
                                                                 to
                                                            SECURITY AGREEMENT

                                                                    SCHEDULE A



                                 U.S. COPYRIGHTS

      REGISTRATION               PUBLICATION
        NUMBERS                      DATE             COPYRIGHT TITLE
      ------------               -----------          ---------------

                                TABLE OF CONTENTS



ARTICLE I  SECURITY INTERESTS................................................2

      1.1  Grant of Security Interests.......................................2
      1.2  Power of Attorney.................................................2

ARTICLE II  GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS................3

      2.1  Necessary Filings.................................................3
      2.2  No Liens..........................................................3
      2.3  Other Financing Statements........................................3
      2.4  Chief Executive Office, Record Locations..........................3
      2.5  Location of Inventory and Equipment...............................4
      2.6  Recourse..........................................................4
      2.7  Trade Names; Change of Name.......................................4

ARTICLE III  SPECIAL PROVISIONS CONCERNING RECEIVABLES;
            CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER......................5

      3.1  Additional Representations and Warranties.........................5
      3.2  Maintenance of Records............................................5
      3.3  Direction to Account Debtors; Contracting Parties; etc............5
      3.4  Modification of Terms; etc........................................6
      3.5  Collection........................................................6
      3.6  Instruments.......................................................6
      3.7  Assignors Remain Liable Under Receivables.........................6
      3.8  Assignors Remain Liable Under Contracts...........................7
      3.9  Further Actions...................................................7

ARTICLE IV  SPECIAL PROVISIONS CONCERNING TRADEMARKS.........................7

      4.1  Additional Representations and Warranties.........................7
      4.2  Licenses and Assignments..........................................8
      4.3  Infringements.....................................................8
      4.4  Preservation of Marks.............................................8
      4.5  Maintenance of Registration.......................................8
      4.6  Future Registered Marks...........................................8
      4.7  Remedies..........................................................8

ARTICLE V  SPECIAL PROVISIONS CONCERNING PATENTS,
            COPYRIGHTS AND TRADE SECRETS.....................................9

      5.1  Additional Representations and Warranties.........................9
      5.2  Licenses and Assignments..........................................9
      5.3  Infringements.....................................................9
      5.4  Maintenance of Patents or Copyright..............................10

      5.5  Prosecution of Patent Applications...............................10
      5.6  Other Patents and Copyrights.....................................10
      5.7  Remedies.........................................................10

ARTICLE VI  PROVISIONS CONCERNING ALL COLLATERAL............................10

      6.1  Protection of Collateral Agent's Security........................10
      6.2  Warehouse Receipts Non-Negotiable................................11
      6.3  Further Actions..................................................11
      6.4  Financing Statements.............................................11

ARTICLE VII  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT...................11

      7.1  Remedies; Obtaining the Collateral Upon Default..................11
      7.2  Remedies; Disposition of the Collateral..........................13
      7.3  Waiver of Claims.................................................13
      7.4  Application of Proceeds..........................................14
      7.5  Remedies Cumulative..............................................16
      7.6  Discontinuance of Proceedings....................................16

ARTICLE VIII  INDEMNITY.....................................................17

      8.1  Indemnity........................................................17
      8.2  Indemnity Obligations Secured by Collateral; Survival............18

ARTICLE IX  DEFINITIONS.....................................................18


ARTICLE X  MISCELLANEOUS....................................................23

      10.2  Waiver; Amendment...............................................23
      10.3  Obligations Absolute............................................24
      10.4  Successors and Assigns..........................................24
      10.5  Headings Descriptive............................................24
      10.6  Governing Law...................................................24
      10.7  Assignor's Duties...............................................24
      10.8  Termination; Release............................................24
      10.9  Counterparts....................................................25
      10.10  Severability...................................................25
      10.11  The Collateral Agent...........................................25
      10.12  Benefit of Agreement...........................................26
      10.13  Additional Assignors...........................................26

      ANNEX A     Schedule of Chief Executive Offices/Record Locations
      ANNEX B     Schedule of Inventory and Equipment Location
      ANNEX C     Schedule of Trade and Fictitious Names
      ANNEX D     Schedule of Marks

      ANNEX E     Schedule of Patent
      ANNEX F     Schedule of Copyrights
      ANNEX G     Form of Grant of Security Interest in
                  United States Trademarks
      ANNEX H     Form of Grant of Security Interest in
                  United States Patents
      ANNEX I     Form of Grant of Security Interest in United States
                  Copyrights

                                                                     EXHIBIT J
                                                       [CONFORMED AS EXECUTED]

                          FORM OF SUBSIDIARIES GUARANTY

            SUBSIDIARIES GUARANTY, dated as of June 16, 2000 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor," and together with any other entity that becomes a guarantor hereunder pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

            WHEREAS, Dayton Superior Corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of June 16, 2000 (as amended, modified, or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Collateral Agent, the Letter of Credit Issuers and the Administrative Agent are herein called the "Lender Creditors");

            WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

            WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

            WHEREAS, it is a condition to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

            WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into by the Borrower of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

            1. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees: (i) to the Lender Creditors the full and prompt payment when due

                                                                     Exhibit J
                                                                        Page 2

(whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Lender Creditors under the Credit Agreement and any other Credit Document to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and each such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in all such Credit Documents (all such principal, interest, liabilities, indebtedness and obligations being herein collectively called the "Credit Document Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower under any Interest Rate Protection Agreement and Other Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Interest Rate Protection Agreements and Other Hedging Agreements (all such obligations, liabilities and indebtedness being herein collectively called the "Other Obligations," and together with the Credit Document Obligations, the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

            2. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in
Section 10.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand, in legal tender of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

            3. The liability of each Guarantor hereunder is primary, absolute and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party,
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower pursuant to court order in any bankruptcy,

                                                                     Exhibit J
                                                                       Page 3

reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof or (g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

            4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

            5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor or the Borrower).

            6. Any Secured Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

            (c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party, any Subsidiary thereof or otherwise act or refrain from acting;

            (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower or other obligors;

                                                                     Exhibit J
                                                                       Page 4


            (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Secured Creditors;

            (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Secured Creditors regardless of what liabilities of the Borrower remain unpaid;

            (g) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements;

            (h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

            (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

            7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            8. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Secured Creditors, and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent or the Collateral Agent, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under

                                                                     Exhibit J
                                                                       Page 5

the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

            9. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Secured Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy the Secured Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

            (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

            10. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditors shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it

                                                                     Exhibit J
                                                                       Page 6

being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or, after all the Credit Document Obligations have been paid in full, by the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner or stockholder of any Guarantor (except to the extent such partner or stockholder is also a Guarantor hereunder).

            11. In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the Borrower pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements or Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

            (a) Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company, power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (b) Such Guarantor has the corporate, partnership or limited liability company, power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Document to which it is a party and has taken all necessary corporate, partnership or limited liability company, action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Document. Such Guarantor has duly executed and delivered this Guaranty and each other Document to which it is a party, and this Guaranty and each such other Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

            (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality,
(ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii)

                                                                     Exhibit J
                                                                       Page 7

violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

            (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required for, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Document to which such Guarantor is a party.

            (e) There are no actions, suits or proceedings pending or threatened
(i) with respect to this Guaranty or any other Document to which such Guarantor is a party or (ii) with respect to such Guarantor that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            12. Each Guarantor covenants and agrees that on and after the Effective Date and until the termination of the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements and when no Note or Letter of Credit remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 8 and 9 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

            13. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Secured Creditor in connection with the enforcement of this Guaranty and of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including in each case, without limitation, the reasonable fees and disbursements of counsel employed by each Secured Creditor).

            14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

            15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of either (x) the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full; PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured

                                                                     Exhibit J
                                                                       Page 8

Creditors (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty, the term "Class" shall mean each class of Secured Creditors, I.E., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lender (or to the extent required by Section 13.12 of the Credit Agreement, each Lender) and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

            16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Interest Rate Protection Agreements or Other Hedging Agreements has been made available to its principal executive officers and such officers are familiar with the contents thereof.

            17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement continuing after any applicable grace period), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Section 17, no Secured Creditor shall exercise any such right of set-off without the prior consent of the Administrative Agent or the Required Lenders if, and so long as, the Guaranteed Obligations shall be secured by any Real Property located in the State of California, it being understood and agreed, however, that this sentence is for the sole benefit of the Secured Creditors and may be amended, modified or waived in any respect by the Required Lenders without the requirement of prior notice to or consent by any Credit Party and does not constitute a waiver of any rights against any Credit Party or against any Collateral.

            18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Lender Creditor, as provided in the Credit Agreement,
(ii) in the case of any Guarantor, at the address set forth opposite such Guarantor's signature below and (iii) in the case of any Other Creditor, at such address as such

                                                                     Exhibit J
                                                                       Page 9

Other Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

            19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower) then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

            20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case which are located in the City of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

            (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any

                                                                     Exhibit J
                                                                       Page 10

such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

            (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 9.02 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Borrower or another Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

            22. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the preceding sentences shall arise at the time of each computation, subject to adjustment to the proceeding sentences; PROVIDED, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been

                                                                     Exhibit J
                                                                       Page 11

irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 22: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty or under any guaranty of the Subordinated Notes) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

            23. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws (it being understood that it is the intention of the parties to this Guaranty and the parties to any guaranty of the Senior Subordinated Notes that, to the maximum extent permitted under applicable laws, the liabilities in respect of the guaranties of the Senior Subordinated Notes shall not be included for the foregoing purposes and that, if any reduction is required to the amount guaranteed by any Guarantor hereunder and with respect to the Senior Subordinated Notes that its guaranty of amounts owing in respect of the Senior Subordinated Notes shall first be reduced), and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

            24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set

                                                                     Exhibit J
                                                                       Page 12

of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

            25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

            26. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


ADDRESS:

4260 Westbrook Drive                   DUR-O-WAL, INC.,
Suite 120                                as a Guarantor
Aurora, IL 60504
Attention: President
Telephone: (630) 851-8400              By /s/ John A. Ciccarelli
Telecopier: (630) 854-0500               -------------------------------
                                           Title: President



200 East Touhy Avenue                  SYMONS CORPORATION,
Des Plaines, IL 60018                    as a Guarantor
Attention: President
Telephone: (847) 298-3200
Telecopier: (847) 635-9287             By /s/ John A. Ciccarelli
                                         -------------------------------
                                           Title: President



Accepted and Agreed to:


BANKERS TRUST COMPANY,
  as Collateral Agent


By /s/ Susan L. Le Fevre
  ----------------------------
    Title:  Director

                                                                     EXHIBIT K


                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


                                                      DATE:  ________ __, ____


            Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. _____________ (the "Assignor") and ______________ (the "Assignee") hereby agree as follows:

            1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I, including, without limitation, (u) in the case of any assignment of all or any portion of the Total Initial A Term Loan Commitment, all rights and obligations with respect to the Assigned Share of such Total Initial A Term Loan Commitment, (v) in the case of any assignment of all or any portion of the Total Acquisition Loan Commitment, all rights and obligations with respect to the Assigned Share of the Total Acquisition Loan Commitment and any outstanding Acquisition Revolving Loans, (w) in the case of any assignment of outstanding A Term Loans, all rights and obligations with respect to the Assigned Share of such A Term Loans, (x) in the case of any assignment of outstanding B Term Loans, all rights and obligations with respect to the Assigned Share of such outstanding B Term Loans, (y) in the case of any assignment of outstanding Acquisition Term Loans, all rights and obligations with respect to the Assigned Share of such Acquisition Term Loans, and (z) in the case of any assignment of all or any portion of the Total Revolving Loan Commitment, all rights and obligations with respect to the Assigned Share of such Total Revolving Loan Commitment and of any outstanding Revolving Loans, Swingline Loans and Letters of Credit.

            2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claims; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

            3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to

                                                                     Exhibit K
                                                                        Page 2

therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender [; and (v) attaches the Forms and/or Certificate described in Section 13.04(b) of the Credit Agreement.](1)

            4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee, the receipt of the consent of the Administrative Agent, the Borrower and each Letter of Credit Issuer to the extent required by the Credit Agreement, receipt by the Administrative Agent of the assignment fee referred to in Section 13.04(b) of the Credit Agreement, and the recordation by the Administrative Agent of the assignment effected hereby in the Register, unless otherwise specified in Item 5 of Annex I (the "Settlement Date").

            5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

            6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (w) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I hereto, (x) all Commitment Fees (if applicable) on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in Item 7 of Annex I hereto and (y) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Fees and Letter of Credit Fees, to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the

----------
(1) If the Assignee is organized under the laws of a jurisdiction outside the United States.

                                                                     Exhibit K
                                                                        Page 3

Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

            7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

                                       [NAME OF ASSIGNOR],
                                       as Assignor


                                       By____________________________
                                         Name:
                                         Title:

                                       [NAME OF ASSIGNEE],
                                       as Assignee


                                       By____________________________
                                         Name:
                                         Title:

                                                                     Exhibit K
                                                                        Page 4


[Acknowledged and Agreed:


BANKERS TRUST COMPANY, as Administrative Agent



By____________________________
  Name:
  Title:](2)

[[LETTER OF CREDIT ISSUER]



By____________________________
  Name:
  Title:](3)

[DAYTON SUPERIOR CORPORATION



By____________________________
  Name:
  Title:](4)




----------

(2) Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement.

(3) Insert only if assignment of any portion of the Total Revolving Loan Commitment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement.
(4) Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement after the Syndication Date and so long as no Default or Event of Default exists.

                                                                       ANNEX I

                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I

1.    The Borrower:           Dayton Superior Corporation (the "Borrower").

2.    Name and Date of Credit Agreement:

      Credit Agreement, dated as of June 16, 2000, among the Borrower, the lenders from time to time party thereto and Bankers Trust Company, as Administrative Agent.

3.    Date of Assignment Agreement:

4.    Amounts (as of date of item #3 above):


                                      Amount of                   Outstanding
                      Outstanding     Initial A     Outstanding   Principal of  Amount of         Amount of
                      Principal of    Term Loan     Principal of  Acquisition   Acquisition       Revolving
                      A Term Loans    Commitment    B Term Loans  Term Loans   Loan Commitment   Loan Commitment
                      ------------    ----------    ------------  ------------ ---------------   ---------------

a.      Aggregate
        Amount  for   $________       $________     $________     $________     $________         $________
        all Lenders

b.      Assigned       ________%       ________%     ________%     ________%     ________%         ________%
        Share

c.      Amount of
        Assigned      $_________      $_________    $_________    $________     $_________        $_________
        Share

5.    Settlement Date:

6.    Rate of Interest
      to the Assignee:  As set forth in Section 1.08 of the Credit Agreement.(5)

7.    Commitment
      Fees to
      the Assignee:     As set forth in Section 3.01(a) of the Credit
                        Agreement.(6)

8.    Letter of Credit

----------

(5) The Borrower and the Administrative Agent shall, following recordation of such assignment by the Administrative Agent on the Register, direct the entire amount of interest to the Assignee at the rate set forth in Section
     1.08 of the Credit Agreement.

(6) Insert "Not Applicable" in lieu of text if no portion of the Total Initial A Term Loan Commitment, Total Acquisition Loan Commitment or the Total Revolving Loan Commitment is being assigned. Otherwise the Borrower and the Administrative Agent shall, following recordation of such assignment by the Administrative Agent on the Register, direct the entire amount of the applicable Commitment Fee to the Assignee at the rate set forth in the appropriate clause of Section 3.01(a) of the Credit Agreement.

                                                                       Annex I
                                                                        Page 2


      Fee to the Assignee:    As set forth in Section 3.01(b) of the Credit
                              Agreement (unless otherwise agreed to by the Assignor and the Assignee).(7)


9.    Notice:            ASSIGNEE:

                         ____________________
                         ____________________
                         ____________________
                         ____________________
                         Attention:
                         Telephone:
                         Telecopier:
                         Reference:

 Payment Instructions:   ASSIGNEE:

                         ____________________
                         ____________________
                         ____________________
                         ____________________
                         Attention:
                         Reference:



----------

(7) Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Loan Commitment is being assigned. Otherwise the Borrower and the Administrative Agent shall, following recordation of such assignment by the Administrative Agent on the Register, direct the entire amount of the Letter of Credit Fee to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement.

                                                                       Annex I
                                                                        Page 3


Accepted and Agreed:

[NAME OF ASSIGNEE]                              [NAME OF ASSIGNOR]


By____________________                          By_______________________
  Name:                                           Name:
  Title:                                          Title:

                                                                     EXHIBIT L


                            FORM OF INTERCOMPANY NOTE


                                                                 [Date]


            FOR VALUE RECEIVED, [NAME OF PAYOR] (the "Payor"), hereby promises to pay on demand to the order of _____________ or its assigns (the "Payee"), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as the Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by the Payee to the Payor.

            The Payor promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at such rate per annum as shall be agreed upon from time to time by the Payor and Payee.

            Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the Payor, the unpaid principal amount hereof shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note.

            This Note evidences certain permitted intercompany Indebtedness referred to in the Credit Agreement, dated as of June 16, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among Dayton Superior Corporation, the lenders from time to time party thereto and Bankers Trust Company, as Administrative Agent and is subject to the terms thereof, and shall be pledged by the Payee pursuant to the Pledge Agreement (as defined in the Credit Agreement). The Payor hereby acknowledges and agrees that the Collateral Agent pursuant to and as defined in the Pledge Agreement, as in effect from time to time, may exercise all rights provided therein with respect to this Note.

            The Payee is hereby authorized to record all loans and advances made by it to the Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

            All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

                                                                     Exhibit L
                                                                        Page 2

            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                    [NAME OF PAYOR]



                                    By ________________________________
                                       Name:
                                       Title:




Pay to the order of



------------------------------
[NAME OF PAYEE]



By ____________________________
   Name:
   Title:

                                                                  EXHIBIT M


                          SHAREHOLDER SUBORDINATED NOTE



$_______________                                    New York, New York
                                                    [Date]



            FOR VALUE RECEIVED, DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Company"), hereby promises to pay to __________ or [his] [her] [its] assigns (the "Payee"), in lawful money of the United States of America in immediately available funds, at ____________________________, the principal sum of _____________ DOLLARS, which amount shall be payable on ______________.1

            [The Company promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at a rate per annum equal to _______________, such interest to be paid
[semi-annually] [annually] on _____________________ [and ___________] of each year and at maturity hereof.]

            This Note is subject to voluntary prepayment, in whole or in part, at the option of the Company, without premium or penalty.

            This Note is one of the Shareholder Subordinated Notes referred to in the Credit Agreement, dated as of June 16, 2000 (as amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time, the "Credit Agreement"), among the Company, the lenders from time to time party thereto and Bankers Trust Company, as Administrative Agent, and shall be subject to the provisions thereof. Unless otherwise defined herein, all capitalized terms used herein or in Annex A attached hereto and defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

            Notwithstanding anything to the contrary contained in this Note, the Payee understands and agrees that the Company shall not be required to make, and shall not make, any payment of principal, interest or other amounts on this Note to the extent that such payment is prohibited by the terms of any Senior Indebtedness (as defined in Annex A attached hereto), including, but not limited to, Sections 9.06 and 9.12 of the Credit Agreement.

            This Note, and the Company's obligations hereunder, shall be subordinate and junior to all indebtedness of the Company constituting Senior Indebtedness on the terms and


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(1) Insert a date after June 30, 2011.

                                                                    EXHIBIT M
                                                                       Page 2

conditions set forth in Annex A attached hereto, which Annex A is herein incorporated by reference and made a part hereof as if set forth herein in its entirety.

            The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.



                                       DAYTON SUPERIOR CORPORATION

                                       By:________________________________
                                          Name:
                                          Title:

                                                                       ANNEX A
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                                                                     EXHIBIT M


            Section 1.01. SUBORDINATION OF LIABILITIES. Dayton Superior Corporation (the "Company"), for itself, its successors and assigns, covenants and agrees, and each holder of the Note to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, interest on, and all other amounts owing in respect of, the Note (the "Subordinated Indebtedness") is hereby expressly subordinated, to the extent and in the manner set forth below, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07 of this Annex A). The provisions of this Annex A shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such holders are made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

            Section 1.02. COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO SUBORDINATED INDEBTEDNESS IN CERTAIN CIRCUMSTANCES. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 of this Annex A) owing in respect thereof shall first be paid in full in cash, before any payment, whether in cash, property, securities or otherwise, is made on account of the Subordinated Indebtedness.

            (b) Until all Senior Indebtedness has been paid in full in cash and all commitments in respect of such Senior Indebtedness have been terminated, the sum of all payments in respect of the Note (including principal and interest), together with the sum of (i) all payments made under all other Shareholder Subordinated Notes and (ii) all payments made by the Company and its Subsidiaries to repurchase stock or options to purchase stock of the Company held by directors, officers and employees of the Company and its Subsidiaries (or former directors, officers or employees) shall not exceed at any time that amount permitted by the terms of the respective issue of Senior Indebtedness.

            (c) The Company may not, directly or indirectly, make any payment of any Subordinated Indebtedness and may not acquire any Subordinated Indebtedness for cash or property until all Senior Indebtedness has been paid in full in cash if any default or event of default under the Credit Agreement (as defined in Section 1.07 of this Annex A) or any other issue of Senior Indebtedness is then in existence or would result therefrom. Each holder of the Note hereby agrees that, so long as any such default or event of default in respect of any issue of Senior Indebtedness exists, it will not sue for, or otherwise take any action to enforce the Company's obligations to pay, amounts owing in respect of the Note. Each holder of the Note understands and agrees that to the extent that clause
(b) of this Section 1.02 reduces the payment of interest and/or principal which would otherwise be payable under the Note but for the limitations set forth in such clause (b), such unpaid amount shall not constitute a payment default under the Note and the holder of the Note may not sue for, or otherwise take action to enforce the Company's obligation to pay such amount, PROVIDED that such unpaid principal or interest shall remain an obligation of the Company to the holder of the Note pursuant to the terms of the Note.

                                                                       ANNEX A
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                                                                     EXHIBIT M
                                                                        Page 2

            (d) In the event that, notwithstanding the provisions of the preceding subsections (a), (b) and (c) of this Section 1.02, the Company (or any Person on behalf of the Company) shall make any payment on account of the Subordinated Indebtedness at a time when payment is not permitted by said subsection (a), (b) or (c), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or the trustee under the indenture or other agreement pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby, the Company shall give the holder of the Note prompt written notice of any event which would prevent payments under Section 1.02(a), (b) or (c) hereof.

            Section 1.03. SUBORDINATION TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF COMPANY. Upon any distribution of assets of the Company upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

            (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

            (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

            (c) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in

                                                                       ANNEX A
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                                                                     EXHIBIT M
                                                                        Page 3

      cash, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

            Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby, the Company shall give prompt written notice to the holder of the Note of any dissolution, winding up, liquidiation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

            Section 1.04. SUBROGATION. Subject to the prior payment in full in cash of all Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

            Section 1.05. OBLIGATION OF THE COMPANY UNCONDITIONAL. Nothing contained in this Annex A or in the Note is intended to or shall impair, as between the Company and the holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law upon an event of default under the Note, subject to the provisions of this Annex A and the rights, if any, under this Annex A of the holders of Senior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Annex A, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of the Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the

                                                                       ANNEX A
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                                                                     EXHIBIT M
                                                                        Page 4

amount of amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

            Section 1.06. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew, increase or otherwise alter, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

            Section 1.07. SENIOR INDEBTEDNESS. The term "Senior Indebtedness" shall mean all Obligations (as defined below) (i) of the Company under, or in respect of, the Credit Agreement (as amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time, the "Credit Agreement"), dated as of June 16, 2000, by and among the Company, the lenders from time to time party thereto and Bankers Trust Company, as Administrative Agent and any renewal, extension, restatement, refinancing or refunding thereof,
(ii) of the Company under, or in respect of, any Interest Rate Protection Agreements or Other Hedging Agreements (each as defined in the Credit Agreement), (iii) of the Company under, or in respect of, the Senior Subordinated Note Documents (as defined in the Credit Agreement) and (iv) of the Company (including guarantees) under, or in respect of, all other Indebtedness except Indebtedness that is, by its express terms, pari passu with the Shareholder Subordinated Note to which this Annex A is attached (including other Shareholder Subordinated Notes) or subordinated to the Shareholder Subordinated Notes. As used herein, the term "Obligation" shall mean any principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations (including guaranties of the foregoing obligations) payable under the documentation governing any Senior Indebtedness (including post-petition interest at the rate provided in the documentation with respect to such Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding).